UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CAREMAX, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

DATED AUGUST 8, 2022

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

Dear Fellow CareMax Stockholders:

This past year was transformative for CareMax as the Company continued to make meaningful progress toward our goal of bringing innovative healthcare with heart to those patients that will benefit the most. In a little over a year since becoming a publicly traded company, your Board believes CareMax has never been in a stronger position and we are executing well on our strategic vision. Thanks to the contributions from our talented and focused executive team, alongside our dedicated medical professionals, we believe the business has significant momentum as we chart the course for 2023 and beyond.

Since its founding in 2011, CareMax has taken an innovative approach to building its proprietary system of technology, people, processes and infrastructure, establishing a strong foundational platform that we are expanding on a national scale. The signing of the Merger Agreement to acquire Steward Health Care System’s Medicare value-based care business announced earlier this year marked another major milestone in the Company’s growth and development. Through this transaction, CareMax will become one of the largest senior-focused value-based care platforms in the United States. The Company will also serve as the exclusive value-based management services organization (“MSO”) across Steward’s Medicare network. This acquisition will bring immediate national scale to CareMax’s unique MSO platform and further our mission to improve the quality of care and health outcomes for patients while reducing the overall cost of healthcare.

Of note, one of the proposals within this proxy statement seeks stockholder approval under the rules of the Nasdaq Stock Market for the issuance of our Class A common stock in relation to the transaction. As an important step towards the completion of the acquisition, the Board unanimously approved the transaction and encourages stockholders to vote “FOR” the Nasdaq Stock Issuance Proposal.

The Year Ahead

Looking ahead, we see tremendous possibilities for CareMax to further execute on our long-term growth strategy. This includes further accelerating our vision by bringing immediate national scale to our MSO platform through the acquisition of Steward Value-Based Care and continuing to grow our de novo centers into markets where we believe we will benefit from scale and patient density. Together, our strategic expansion efforts will serve as critical building blocks to bring CareMax’s transformative whole-person health model to more communities throughout the U.S.

Importantly, we are pleased to report that CareMax has the financial flexibility to continue pursuing its expansion strategy and driving long-term value creation for stockholders. Our financial position was further strengthened by a recently announced entry into a new $300 million credit agreement, which was used to repay our prior debt facility and will be used to fund the Steward transaction as well as future growth plans and working capital needs.

The Board and I are tremendously proud to support the strong executive leadership team as we work to establish CareMax as an industry leader in value-based care. This proxy statement describes CareMax’s corporate governance policies and practices that foster the Board’s effective oversight of the Company’s business strategies and initiatives. Indeed, we are confident that our diverse and experienced group of directors, including the nominees who are up for election this year, all have the right mix of expertise, insight and skills to help drive our company forward.

On behalf of the Board, management and our valued employees, we thank you for your investment in CareMax, support of our vision and trust in our stewardship.

Sincerely,

Jose R. Rodriguez

Chairman of the Board of Directors

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

Dear CareMax, Inc. Stockholders:

You are cordially invited to attend the 2022 annual meeting of the stockholders of CareMax, Inc. (“CareMax” or the “Company”) at [        ], Eastern time, on [                    ], 2022, in virtual format (the “Annual Meeting”).

In addition to the customary proposals to elect directors and ratify the selection of our independent registered public accounting firm, you are being asked to approve of the issuance of shares of Class A common stock and Series A preferred stock as partial consideration for our acquisition of the Medicare Value-Based Care Business (“Steward Value-Based Care”) of Steward Health Care System (the “Acquisition”), pursuant to the previously announced agreement and plan of merger (the “Merger Agreement”) dated May 31, 2022 as described in more detail in the accompanying proxy statement under the heading titled “Proposal No. 3 – Approval of the Nasdaq Stock Issuance Proposal” (the “Nasdaq Stock Issuance Proposal”). We believe the Acquisition will provide significant value to our company and its stockholders. Please note, we are asking stockholders to approve the Nasdaq Stock Issuance Proposal in order to comply with the applicable provisions of Nasdaq Stock Market Listing Rule 5635. We are not asking our stockholders to approve of the Acquisition or the Merger Agreement.

In addition to the Nasdaq Stock Issuance Proposal, you will also be asked to consider and vote upon the following proposals:

1.	to elect to our Board of Directors three Class I directors for three-year terms,

2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022,

3.

to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Nasdaq Stock Issuance Proposal (the “Adjournment Proposal”), and

4.	to transact such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

APPROVAL OF THE NASDAQ STOCK ISSUANCE PROPOSAL IS A CONDITION TO CLOSING THE ACQUISITION. THE ACQUISITION WILL NOT BE CONSUMMATED UNLESS WE RECEIVE THE APPROVAL OF OUR STOCKHOLDERS FOR THIS PROPOSAL.

We are providing this proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournments or postponements of the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this proxy statement carefully. Please pay particular attention to the section entitled “Risk Factors Related to the Acquisition, Merger Agreement.”

Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the Annual Meeting: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

On behalf of our Board of Directors and management, I thank you for your continued support.

Sincerely,

Carlos A. de Solo

Director, President and Chief Executive Officer

[                     ], 2022

The accompanying proxy statement is dated [                     ], 2022, and is first being mailed to stockholders of the Company on or about [                     ], 2022.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR ANY OF THE SECURITIES TO BE ISSUED IN THE ACQUISITION, PASSED UPON THE MERITS OR FAIRNESS OF THE ACQUISITION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

CAREMAX, INC.

1000 NW 57 Court, Suite 400

Miami, FL 33126

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF CAREMAX, INC.

To Be Held On [               ], 2022

To the Stockholders of CareMax, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Annual Meeting”) of CareMax, Inc., a Delaware corporation (“CareMax” or the “Company”), will be held at [        ], Eastern time, on [                     ], 2022, in virtual format. You are cordially invited to attend the Annual Meeting for the following purposes:

1.	To elect to our Board of Directors three Class I directors for three-year terms (Proposal No. 1);

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2);

3.

To consider and vote upon a proposal (the “Nasdaq Stock Issuance Proposal”) to approve, for purposes of complying with the applicable provisions of Nasdaq Stock Market Listing Rule 5635(a) (“Nasdaq Listing Rule 5635(a)”), the issuance of shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of CareMax and shares of Series A preferred stock, par value $0.0001 per share (“Series A Preferred Stock”), of CareMax (together, the “Stock Issuance”) as partial consideration for our acquisition of the Medicare Value-Based Care Business (“Steward Value-Based Care”) of Steward Health Care System (the “Acquisition”), as described in more detail in the accompanying proxy statement under the heading titled “Proposal No. 3 - Approval of the Nasdaq Stock Issuance Proposal” (Proposal No. 3);

4.

To consider and vote upon a proposal (the “Adjournment Proposal”) to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Nasdaq Stock Issuance Proposal (Proposal No. 4); and

5.	To transact such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

Only CareMax stockholders of record at the close of business on [               ], 2022 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, we encourage you to read our proxy materials and submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,

Meredith Longsworth

Corporate Secretary

[                     ], 2022

ANNEX A Agreement and Plan of Merger

ANNEX B Financial Advisor Opinion

ANNEX C Steward Value-Based Care Financial Information

ANNEX D Unaudited Pro Forma Condensed Combined Financial Information

2022 PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” or “will,” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement include, but are not limited to, statements about:

•	the benefits of the Acquisition;

•	our ability to meet the closing conditions to the Acquisition;

•	the future financial performance of the Company following the Acquisition;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	expansion plans and opportunities;

•	market conditions and global and economic factors beyond the Company’s control, including the potential adverse effects of the ongoing global coronavirus (COVID-19) pandemic;

•	impact from the outcome of any known and unknown litigation;

•	the Company’s growth strategy, including organic growth and growth by acquisition, and the combined company’s ability to realize expected results;

•	the Company’s ability to obtain and maintain enrollment, licensure, certification and accreditation for the provision of healthcare services;

•	the Company’s marketing, customer retention and ability to attract new patients;

•

the impact of reductions in Medicare reimbursement rates or changes in the rules governing the Medicare program, including the Medicare Advantage program and other programs governing accountable care organizations;

•	the Company’s ability to adapt to changes in the healthcare industry, including changes to laws and regulations;

•	the Company’s competitive position and expectations regarding developments and projections relating to its competitors;

•	changes in the market for the Company’s services; and

•	the timing, scope and likelihood of regulatory filings.

These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that the Company “believes” and similar statements reflect such parties’ beliefs and opinions on the relevant subject. These statements are based upon information available to such party as of the date of this proxy statement, and while such party believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

2022 PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the timing to consummate the Acquisition;

•	the risk that a condition to closing of the Acquisition may not be satisfied and the Acquisition may not close;

•	the risk that a regulatory approval that may be required for the Acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated;

•	the risk that a sufficient number of shares of the Company’s common stock are not voted in favor of the Nasdaq Stock Issuance Proposal;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the effect of the announcement or pendency of the proposed Acquisition on the Company’s business relationships, operating results, and business generally;

•	risks that the proposed Acquisition disrupts current operations of the Company and potential difficulties in Company employee retention as a result of the proposed Acquisition;

•	risks related to diverting management’s attention from the Company’s ongoing business operations;

•	the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed Acquisition;

•	the amount of the costs, fees, expenses and other charges related to the Acquisition;

•	the Company’s ability to integrate acquired businesses, including the ability to implement business plans, forecasts, and other expectations after the completion of the Acquisition;

•	the failure to realize anticipated benefits of the Acquisition or to realize estimated pro forma results and underlying assumptions; and

•

other risks and uncertainties indicated in this proxy statement, including those under “Risk Factors Related to the Acquisition, Merger Agreement” herein, and other filings that have been made or will be made with the Securities and Exchange Commission (“SEC”).

2

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Annual Meeting. The following questions and answers may not include all the information that is important to CareMax stockholders. CareMax urges stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:

The Board of Directors (the “Board”) of CareMax is providing these proxy materials to you in connection with our Annual Meeting, which will take place via live audio webcast on [                        ], 2022, at [                    ], Eastern time. As a stockholder, you are invited to attend the Annual Meeting and requested to vote on the items of business described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy over the Internet, by telephone, or by mail.

This proxy statement and its annexes contain important information about the matters to be acted upon at the Annual Meeting. You should read this proxy statement and its annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

Q:	What is being voted on?

A:	Below are the proposals on which CareMax stockholders are being asked to vote.

1.	To elect to our Board three Class I directors for three-year terms (Proposal No. 1);

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2);

3.

To consider and vote upon the Nasdaq Stock Issuance Proposal to approve, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(a), the issuance of shares of Class A Common Stock of CareMax and shares of Series A Preferred Stock of CareMax (together, the “Stock Issuance”) as partial consideration for the Acquisition of Steward Value-Based Care, as described in more detail in the accompanying proxy statement under the heading titled “Proposal No. 3 - Approval of the Nasdaq Stock Issuance Proposal” (Proposal No. 3); and

4.

To consider and vote upon the Adjournment Proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Nasdaq Stock Issuance Proposal (Proposal No. 4).

The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Nasdaq Stock Issuance Proposal.

Additionally, stockholders are entitled to vote on such other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

We are not aware of any matters to be voted on by stockholders at the Annual Meeting other than those included in the proxy materials. If any matter is properly presented at the meeting, your executed proxy gives your proxy holder discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.

Q:	Why is CareMax proposing the Nasdaq Stock Issuance Proposal?

A:

CareMax is proposing the Nasdaq Stock Issuance Proposal in order to comply with Nasdaq Listing Rule 5635(a). Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities “in connection with” the acquisition of the stock or assets of another company, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (b) is or will be in excess of 20% of the outstanding common stock prior to the issuance.

2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

Because CareMax may issue 20% or more of the outstanding CareMax Class A Common Stock in connection with the Acquisition, it is required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rule 5635(a). For more information, please see the section entitled “Proposal No. 3 - Approval of the Nasdaq Stock Issuance Proposal.”

Q:	What happens if I sell my shares of CareMax Class A Common Stock before the Annual Meeting?

A:

The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares of CareMax Class A Common Stock after the Record Date, but before the Annual Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Annual Meeting. If you transfer your shares of CareMax Class A Common Stock prior to the Record Date, you will have no right to vote those shares at the Annual Meeting.

Q:	What vote is required to approve the proposals presented at the Annual Meeting?

A:

Proposal 1: Each director is elected by a plurality of the votes of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the three nominees who receive the largest number of votes cast “For” such nominees are elected as directors. You may vote “For” or “Withhold” authority to vote for each of the nominees. Any shares voted “Withhold” and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the election.

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022, requires the affirmative vote of a majority of the votes cast by holders of CareMax Class A Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a CareMax stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Annual Meeting or the failure of a CareMax stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will, assuming a valid quorum is established, have no effect on the outcome of the vote on Proposal 2.

Proposal 3: The approval of the Nasdaq Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of CareMax Class A Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a CareMax stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Annual Meeting or a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on Proposal 3, the Nasdaq Stock Issuance Proposal.

Proposal 4: The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of CareMax Class A Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a CareMax stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Annual Meeting or a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on Proposal 4, the Adjournment Proposal.

Q:	How many votes do I have?

A:

CareMax stockholders are entitled to one vote at the Annual Meeting for each share of CareMax Common Stock held of record as of the Record Date. As of the close of business on the Record Date, there were [                ] outstanding shares of CareMax Common Stock.

Q:	What constitutes a quorum?

A:

Holders of a majority in voting power of CareMax Class A Common Stock outstanding and entitled to vote at the Annual Meeting, present in person (which would include presence at a virtual meeting) or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting will have power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, [                ] shares of CareMax Class A Common Stock would be required to achieve a quorum.

4

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

Q:	How will CareMax’s directors, officers and certain other investors vote?

A:

In connection with the Acquisition, Deerfield Partners, L.P. (“Deerfield Partners”) entered into a Support Agreement, pursuant to which it has agreed to vote its shares of CareMax Class A Common Stock in favor of the Nasdaq Stock Issuance Proposal (as described in the section entitled “Certain Relationships and Related Party Transactions - Transactions with Deerfield Partners.”). As of the Record Date, Deerfield beneficially owned, in aggregate, approximately [            ]% of the outstanding shares of our common stock. It is also expected that our directors and executive officers will vote in favor of the proposals to be voted on by CareMax stockholders at the Annual Meeting.

Q:	When is the Acquisition expected to be completed?

A:

It is currently anticipated that the Acquisition will be consummated promptly following the Annual Meeting, provided that all other conditions to the consummation of the Acquisition have been satisfied or waived.

Q:	What conditions must be satisfied to complete the Acquisition?

A:

There are a number of closing conditions in the Merger Agreement, including that CareMax stockholders have approved the Nasdaq Stock Issuance Proposal. For a summary of the conditions that must be satisfied or waived prior to completion of the Acquisition, see the section entitled “Information About The Merger Agreement.”

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including the annexes. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote my shares at the Annual Meeting?

A:

Shares of CareMax Class A Common Stock held directly in your name as the stockholder of record of such shares as of the close of business on [                    ], 2022, the Record Date, may be voted electronically at the Annual Meeting. If you choose to attend the Annual Meeting, you will need to visit www.proxydocs.com/CMAX and enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following instructions available on the meeting website during the meeting. If you are a beneficial owner of shares of CareMax Class A Common Stock but not the stockholder of record of such shares, you will also need proof of stock ownership to be admitted in the Annual Meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. Please note that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you will not be permitted to vote electronically at the Annual Meeting unless you first obtain a legal proxy issued in your name from the record owner. To request a legal proxy, please contact your broker, bank or other nominee holder of record. It is suggested you do so in a timely manner to ensure receipt of your legal proxy prior to the Annual Meeting.

Q:	How do I vote my shares without attending the Annual Meeting?

A:

If you are a stockholder of record of shares of CareMax Class A Common Stock as of the Record Date, you can vote by proxy via the Internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. Please note that if you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares, or otherwise follow the instructions provided by your bank, brokerage firm or other nominee.

Q:	What will happen if I abstain from voting or fail to vote at the Annual Meeting?

A:

A properly executed proxy marked “ABSTAIN” with respect to a particular proposal will count as present for purposes of determining whether a quorum is present. The failure to vote in person (which would include presence at a virtual meeting) or by proxy, abstentions and broker non-votes will have no effect on the outcomes of any of the proposals.

2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	If you are a stockholder of record, your shares will be voted in accordance with the recommendations of our Board.

•

If you are a beneficial owner and you do not provide instructions to your bank, brokerage firm, or other nominee holding your shares, the organization that holds such shares on your behalf will be entitled to vote those shares on matters that are “routine” in nature. Proposal 2 (ratification of independent registered public accounting firm) is the only proposal to be acted on at the Annual Meeting that would be considered “routine.” A bank, brokerage firm, or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are “non-routine” and the absence of a vote on those matters will be considered “broker non-votes.”

Q:	How can I attend the Annual Meeting?

A:

You may attend the Annual Meeting and vote your shares in person online during the Annual Meeting via live webcast by visiting www.proxydocs.com/CMAX. As a registered stockholder, you received a proxy card from the Transfer Agent, which contains instructions on how to attend the Annual Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Annual Meeting. If you do not have your 12-digit meeting control number, contact the Transfer Agent at 917-262-2373 or e-mail the Transfer Agent at proxy@continentalstock.com. Please note that you will not be able to physically attend the Annual Meeting in person, but may attend the Annual Meeting in person online by following the instructions below.

You can pre-register to attend the Annual Meeting in person online starting [                    ], 2022. Enter the URL address into your browser, and enter your 12-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Annual Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Annual Meeting. CareMax recommends that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.

If your shares are held in “street name,” you may attend the Annual Meeting. You will need to contact the Transfer Agent at the number or email address above to receive a 12-digit meeting control number and gain access to the Annual Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Annual Meeting for processing your 12-digit meeting control number.

If you do not have Internet capabilities, you can listen only to the Annual Meeting by dialing 1-866-523-1867. This is listen only, you will not be able to vote or enter questions during the Annual Meeting.

Q:	If I am not going to attend the Annual Meeting, should I return my proxy card instead?

A:

Yes. Whether you plan to attend the Annual Meeting or not, please read this entire proxy statement carefully, and vote your shares by one of the following methods: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to “non-routine” matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. CareMax believes Proposal 1 (election of directors), Proposal 3 (Nasdaq Stock Issuance Proposal) and Proposal 4 (Adjournment Proposal) presented to the stockholders will be considered “non-routine” and therefore your broker, bank, or nominee cannot vote your shares without your instruction with respect to such proposals. If you do not provide instructions with your proxy, your bank,

6

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares with respect to such proposals; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the Annual Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. If you are a stockholder of record of CareMax Class A Common Stock as of the close of business on the Record Date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

•	submit a new proxy card bearing a later date;

•	give written notice of your revocation to CareMax’s Corporate Secretary, which notice must be received by CareMax’s Corporate Secretary prior to the vote at the Annual Meeting; or

•

vote electronically at the Annual Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Annual Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the Record Date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:

The Company will pay the cost of soliciting proxies for the Annual Meeting. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of CareMax Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of CareMax Class A Common Stock and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

2022 PROXY STATEMENT

SUMMARY OF THE STOCK ISSUANCE

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Nasdaq Stock Issuance Proposal and the other proposals to be considered at the Annual Meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.”

The Stock Issuance, Nasdaq Requirement for Approval

CareMax’s Class A Common Stock is listed on the Nasdaq Global Select Market and it is subject to the Listing Rules of the Nasdaq Stock Market LLC (“Nasdaq”). Although we are not required to obtain stockholder approval of the Merger Agreement, we are required under Nasdaq Listing Rule 5635(a) to seek stockholder approval of the proposed issuance of the share-based portion of the merger consideration, as such issuance is in an amount in excess of 20% of our issued and outstanding shares of common stock as of the Record Date.

If Proposal No. 3 is approved, upon the closing of the Acquisition, CareMax would issue (i) 23,500,000 shares of CareMax Class A Common Stock, subject to a true-up within five (5) business days following June 30, 2023 (the “Initial Share Consideration”) and (ii) [            ] shares of CareMax Series A Preferred Stock. In addition, if Proposal No. 3 is approved, upon the Company’s effective conversion of 100,000 Medicare patients from the Medicare value-based care business of Steward Health Care System to risk-based, value-based care arrangements with a Medical Expense Ratio of less than 85% for two consecutive calendar quarters, the Company will issue a number of shares of CareMax Class A Common Stock (the “Earnout Share Consideration” and together with the Initial Share Consideration, the “Share Consideration”) that, when added to the Initial Share Consideration, would have represented 41% of the issued and outstanding shares of the Company’s Class A Common Stock as of the closing date of the Acquisition (the “Closing Date”), in each case after giving effect to issuances of Class A Common Stock between the Closing Date and June 30, 2023 in connection with the exercise of warrants to purchase Class A Common Stock outstanding as of the Closing Date, the potential earnout under the Company’s June 2021 business combination and any forfeitures, surrenders or other dispositions to the Company of Class A Common Stock outstanding as of the Closing Date. The shares of Series A Preferred Stock issued will provide for voting rights to the equityholders of Seller (as defined below) until the earlier of (i) the two year anniversary of the Closing Date and (ii) the issuance of the Earnout Share Consideration, in an amount equivalent to the voting rights of the Earnout Share Consideration distributable to such Seller equityholders on certain discrete matters where such Seller equityholders are permitted to vote the Company’s securities in their discretion under the Investor Rights Agreement (as defined below).

It is important that you understand that we are not required to, nor are we seeking, stockholder approval of the Acquisition of Steward Value-Based Care, or the related Merger (as defined below) and Merger Agreement. Rather, we are seeking stockholder approval for the purposes of complying with the Nasdaq Listing Rules relating to the issuance of shares of Class A Common Stock and Series A Preferred Stock as partial consideration for the Acquisition of Steward Value-Based Care.

Parties to the Mergers

CareMax, Inc., a Delaware corporation (“CareMax” or the “Company”)

Sparta Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger (“Merger Sub I”).

Sparta Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger (“Merger Sub II”).

Sparta Merger Sub III Inc., a Delaware corporation and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger (“Merger Sub III” and, together with Merger Sub I and Merger Sub II, “Merger Subs” and each a “Merger Sub”).

Sparta Merger Sub I LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger (“Merger LLC I”).

8

SUMMARY OF THE STOCK ISSUANCE

Sparta Merger Sub II LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger (“Merger LLC II”).

Sparta Merger Sub III LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger (“Merger LLC III” and, together with Merger LLC I and Merger LLC II, “Merger LLCs” and each a “Merger LLC”).

Sparta Sub Inc., a Delaware corporation, which owns certain assets pertaining to the Steward Value-Based Care business (“SACN Holdco”).

SNCN Holdco Inc., a Delaware corporation, which owns certain assets pertaining to the Steward Value-Based Care business (“SNCN Holdco”).

SICN Holdco Inc., a Delaware corporation, which owns certain assets pertaining to the Steward Value-Based Care business (“SICN Holdco” and, collectively with SACN Holdco and SNCN Holdco, the “Targets”).

Sparta Holding Co. LLC, a Delaware limited liability company (the “Seller”).

Steward Health Care System LLC, a Delaware limited liability company (“Parent” and, together with the Seller, the “Seller Parties”).

The Merger Agreement provides that the parties will concurrently merge (i) Merger Sub I with and into SACN Holdco, with SACN Holdco as the surviving corporation, (ii) Merger Sub II with and into SNCN Holdco, with SNCN Holdco as the surviving corporation and (iii) Merger Sub III with and into SICN Holdco, with SICN Holdco as the surviving corporation (subclauses (i), (ii), and (iii), collectively, the “Initial Merger”). Immediately following the Initial Merger, the parties will merge (i) SACN Holdco with and into Merger LLC I, with Merger LLC I as the surviving company, (ii) SNCN Holdco with and into Merger LLC II, with Merger LLC II as the surviving company, and (iii) SICN Holdco with and into Merger LLC III, with Merger LLC III as the surviving company (subclauses (i), (ii) and (iii), collectively, the “Final Merger” and, together with the Initial Merger, the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, the Merger LLCs will survive as wholly owned subsidiaries of the Company.

A copy of the Merger Agreement is attached to this proxy statement as Annex A.

Completion of the Merger

It is currently anticipated that the Merger will close as soon as possible after all requisite approvals are obtained and all conditions have been satisfied, or where not prohibited by applicable law, waived.

The Board reserves the right to cancel or defer the timing of the Merger, even if CareMax’s stockholders vote to approve the Stock Issuance and the other conditions to completion of the Merger are satisfied or waived, if the Board determines that the Merger is no longer advisable and in the best interests of CareMax and its stockholders.

Risk Factors (starting on page 69)

Before voting on any of the proposals described in this proxy statement, you should carefully consider all of the information contained in this proxy statement, as well as the specific risk factors under the heading titled “Risk Factors Related to the Acquisition, Merger Agreement” in this proxy statement and our annual report on Form 10-K for the fiscal-year ended December 31, 2021 (the “Annual Report”), which is incorporated by reference herein.

Opinion of the Financial Advisor to CareMax (page 54)

Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the CareMax Board that, as of May 31, 2022 and based upon and subject to the factors and assumptions set forth therein, the aggregate consideration consisting of (i) (a) $25,000,000, plus (b) the Net Pre-Closing Medicare AR (as defined in the Merger Agreement), if any, minus (c) the Reorganization Note Amount (as defined in the Merger Agreement), minus (d) Transaction Expenses (as defined in the Merger

2022 PROXY STATEMENT

SUMMARY OF THE STOCK ISSUANCE

Agreement and calculated as of immediately prior to the closing of the transaction), minus (e) Indebtedness (as defined in the Merger Agreement and calculated as of immediately prior to the closing of the transaction) (the “Cash Payment”), (ii) 23,500,000 shares of CareMax Class A Common Stock deliverable at the closing of the transaction (the “Initial Share Consideration”), and (iii) the Earnout Share Consideration, if issuable, in accordance with Section 1.13 of the Merger Agreement (together with the Cash Payment and the Initial Share Consideration, the “Consideration”) to be paid for all of the issued and outstanding shares of capital stock of the Targets (as defined in Goldman Sachs’ opinion) was fair from a financial point of view to CareMax.

The full text of the written opinion of Goldman Sachs, dated May 31, 2022, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of CareMax’s Board in connection with its consideration of the transaction. The Goldman Sachs opinion is not a recommendation as to how any holder of CareMax’s Common Stock should vote with respect to the stock issuance or any other matter.

Pursuant to an engagement letter between CareMax and Goldman Sachs, CareMax. has agreed to pay Goldman Sachs an aggregate transaction fee of $8.0 million, $3.0 million of which is contingent and payable upon consummation of the transaction, and the remainder of which is contingent upon the payment of the Earnout Consideration (of which $3.0 million is payable upon payment of the Earnout Consideration and $2.0 million is payable twelve months thereafter) in connection with the transaction.

Vote Required to Approve the Stock Issuance (page 39)

Provided a quorum is present at the Annual Meeting, the Nasdaq Stock Issuance Proposal will be approved if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions, broker non-votes and the failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Annual Meeting will have no effect on the approval of this proposal.

Termination of the Merger Agreement (page 68)

The Merger Agreement contains termination rights for each of CareMax and Seller including, without limitation, in the event that (i) the transactions contemplated in the Merger Agreement are not consummated by November 29, 2022, as may be extended by either CareMax or Seller for up to 90 days (the “End Date”); (ii) any governmental entity issues a non-appealable final order permanently enjoining the transactions contemplated in the Merger Agreement; (iii) the CareMax stockholders do not approve the Nasdaq Stock Issuance Proposal; or (iv) the other Party materially breaches its representations, warranties or covenants under the Merger Agreement, subject to certain opportunities to cure such breach as set forth in the Merger Agreement.

Effect of the Acquisition on CareMax’s Stockholders (page 39)

If the Nasdaq Stock Issuance Proposal is approved and the Acquisition is consummated, CareMax’s existing stockholders will experience substantial dilution in voting rights upon the issuance of the Share Consideration. As described above, if approved, the share-based merger consideration issuable to existing Seller securityholders will equal approximately 21% of our issued and outstanding securities as of the Closing Date, and approximately 41% of our issued and outstanding securities as of the Closing Date, assuming the Earnout Share Consideration is earned, subject to certain adjustments.

Board of Directors Following the Acquisition (page 61)

Upon the closing of the Acquisition, Dr. Ralph de la Torre, Chief Executive Officer of Steward Health Care System, will have the right to designate one member of CareMax’s Board. If the earnout is achieved, Dr. de la Torre will have the right to designate an additional member of CareMax’s Board at such time.

10

SUMMARY OF THE STOCK ISSUANCE

Recommendation to CareMax Stockholders

Our Board believes that the Nasdaq Stock Issuance Proposal is in the best interests of the Company and its stockholders and unanimously recommends that its stockholders vote “FOR” the Nasdaq Stock Issuance Proposal. In evaluating the Acquisition and making these determinations and this recommendation, the Board consulted with CareMax’s senior management, CareMax’s financial and legal advisors and considered a number of factors. For more information see “Proposal No. 3 - Approval of the Nasdaq Stock Issuance Proposal.”

CareMax’s Board of Directors’ Reasons for the Approval of the Acquisition

As described under “Proposal No. 3 - Approval the Nasdaq Stock Issuance Proposal” below, our Board, in evaluating the Acquisition, consulted with our management and legal and other advisors in reaching its decision to approve and adopt the Merger Agreement and the transactions contemplated by the Merger Agreement, including the issuance of CareMax Class A Common Stock and Series A Preferred Stock. In making this decision, our Board considered a variety of factors weighing positively and negatively with respect to the Acquisition. In light of the number and wide variety of factors considered in connection with its evaluation of the Acquisition, our Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. Our Board viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. For a detailed discussion of the reasoning of the Board, see “Information About the Merger—CareMax’s Reasons for the Acquisition” beginning on page 48 of this proxy statement.

Financial Statements of CareMax

For the historical audited financial statements of CareMax for the fiscal years ended December 31, 2021 and 2020, please see its annual report on Form 10-K for the fiscal year ended December 31, 2021, which is incorporated by reference herein, and is included as a part of the proxy materials made available to stockholders for purposes of the Annual Meeting.

For the historical unaudited financial statements of CareMax for the three months ended March 31, 2022, please see its quarterly report on Form 10-Q for the quarter ended March 31, 2022, which is incorporated by reference herein.

Financial Statements of Steward Value-Based Care

The audited financial statements of Steward Value-Based Care for the fiscal years ended December 31, 2021 and 2020 and the unaudited financial statements of Steward Value-Based Care for the three months ended March 31, 2022 are provided as Annex C.

Pro Forma Financial Statements of the Combined Company

The pro forma financial statements of the combined company in connection with the Acquisition are provided as Annex D.

2022 PROXY STATEMENT

SECURITY OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Class A Common Stock as of August 1, 2022 by:

•	each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A Common Stock;

•	each of our executive officers and directors; and

•	all executive officers and directors of the Company as a group.

The beneficial ownership percentages set forth in the table below are based on 87,467,972 shares of Class A Common Stock issued and outstanding as of August 1, 2022, plus, with respect to each beneficial owner, the number of shares of our Class A Common Stock such person had the right to acquire within 60 days of August 1, 2022. Beneficial ownership for the purposes of the following table is determined according to the rules and regulations of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In accordance with Rule 13d-3 under the Exchange Act, any securities which are subject to options, warrants, rights or conversion privileges exercisable or convertible into shares of Class A Common Stock within 60 days are deemed to be outstanding solely for the purpose of computing the percentage of outstanding Class A Common Stock owned by the beneficial owner of such securities but shall not be deemed to be outstanding for the purpose of computing the percentage of Class A Common Stock owned by any other person. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock

Directors and Executive Officers:

Carlos A. de Solo(2)	6,416,926	7.34%

Alberto de Solo(3)	2,894,429	3.31%

Kevin Wirges(4)	146,080	*

Beatriz Assapimonwait	—	—

Hon. Dr. David J. Shulkin(5)	25,000	*

Randy Simpson(6)	421,063	*

Dr. Jennifer Carter	—	—

Jose R. Rodriguez	1,500	*

Dr. Vincent Omachonu	—	—

Bryan Cho(7)	3,500,000	3.87%

All directors and executive officers as a group (10 individuals)	13,404,998	14.79%

Five Percent Holders:

Entities affiliated with Deerfield Management Company, L.P., including Deerfield Partners, L.P. and DFHTA Sponsor LLC(8)	18,691,423	20.70%

Entities affiliated with Athyrium Capital Management, LP(9)	4,487,219	5.13%

Comvest IMC Holdings, LLC(10)	5,290,687	6.05%

O.M. Investment Group, Inc.(2)	6,416,926	7.34%

Entities affiliated with Eminence Capital, LP(11)	8,079,616	9.24%

12

SECURITY OWNERSHIP INFORMATION

*	Less than one percent
(1)	Unless otherwise indicated, the business address of each of the individuals and entities is 1000 NW 57 Court, Suite 400, Miami, FL 33126.
(2)

Represents the aggregate number of shares of Class A Common Stock held indirectly by Carlos de Solo, his spouse and family trusts through an investment vehicle, O.M. Investment Group, Inc. (“O.M.”). Includes 16,000 shares of Class A Common Stock (the “O.M. Escrow Shares”) held in escrow immediately following the closing of the Company’s June 2021 business combination (the “Business Combination Closing”), which are subject to forfeiture in connection with the post-closing adjustment obligations of the CMG Sellers in accordance with the Business Combination Agreement, dated as of December 18, 2020 (the “Business Combination Agreement”), by and among the Company, the entities listed in Annex I to the Business Combination Agreement (the “CMG Sellers”), IMC Holdings, LP, a Delaware limited partnership (“IMC Parent”), CareMax Medical Group, L.L.C. (“CMG”), IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC”), and, solely for the limited purposes specified therein, Deerfield Partners. O.M. and Mr. Carlos de Solo may be deemed to beneficially own the O.M. Escrow Shares, and each disclaims beneficial ownership of the O.M. Escrow Shares except to the extent of O.M. and Mr. Carlos de Solo’s pecuniary interest therein.

(3)	Represents the aggregate number of shares of Class A Common Stock held indirectly by Alberto de Solo, his spouse and a family trust through an investment vehicle, C.D.G.
(4)	Represents 146,080 shares of Class A Common Stock previously held by IMC Parent and distributed to Mr. Wirges as a partner in IMC Parent.
(5)	Represents 25,000 Founder Shares (as defined in Certain Relationships and Related Party Transactions below).
(6)

Represents (i) 281,309 shares of Class A Common Stock and (ii) 139,754 shares of Class A Common Stock underlying an equal number of warrants originally issued as part of units in the Company’s initial public offering (the “IPO”) at an exercise price of $11.50 per share of Class A Common Stock (the “Public Warrants”), each held by Mr. Simpson prior to the Business Combination Closing.

(7)

Represents 500,000 Advisor Shares (as defined in Certain Relationships and Related Party Transactions below), 2,000,000 Series A Warrant Shares (as defined in Certain Relationships and Related Party Transactions below) underlying an equal number of Series A Warrants (as defined in Certain Relationships and Related Party Transactions below) and 1,000,000 Series B Warrant Shares (as defined in Certain Relationships and Related Party Transactions below) underlying an equal number of vested Series B Warrants (as defined in Certain Relationships and Related Party Transactions below), in each case held by the Advisor (as defined in Certain Relationships and Related Party Transactions below). Excludes 5,000,000 Series B Warrant Shares underlying an equal number of unvested Series B Warrants. As of August 1, 2022, the Advisor did not have the right to acquire such Series B Warrant Shares within 60 days of such date.

(8)

Represents (i) 15,811,090 shares of Class A Common Stock held directly by Deerfield Partners; (ii) 2,830,333 shares of Class A Common Stock underlying an equal number of warrants held directly by Deerfield Partners; and (iii) 50,000 shares of Class A Common Stock held directly by Steven Hochberg, an operating partner in Deerfield Management Company, L.P. (“Deerfield Management”), a Delaware series limited partnership (Series C) for the benefit, and at the direction, of Deerfield Management. The address of all entities affiliated with Deerfield Management is 345 Park Avenue South, 12th Floor, New York, New York 10010.

(9)

Consists of 13,194 shares of Class A Common Stock directly held by Athyrium Opportunities III Acquisition LP and 4,474,025 shares of Class A Common Stock directly held by Athyrium Opportunities III Acquisition 2 LP. Athyrium Opportunities Associates III GP LLC is the general partner of Athyrium Opportunities Associates III LP, which is the general partner of Athyrium Opportunities III Acquisition LP and Athyrium Opportunities III Acquisition 2 LP. Jeffrey A. Ferrell is President of Athyrium Opportunities Associates III GP LLC and the Managing Member of Athyrium Funds GP Holdings LLC, which is the Managing Member of Athyrium Opportunities Associates III GP LLC, and in his capacity as such may be deemed to exercise shared voting and investment power over the shares owned by Athyrium Opportunities III Acquisition LP and Athyrium Opportunities III Acquisition 2 LP. Jeffrey A. Ferrell and each of the foregoing entities disclaims beneficial ownership of such shares that he or it does not directly own except to the extent of his or its pecuniary interest therein. The business address of each of the foregoing is c/o Athyrium Capital Management, LP, 505 Fifth Avenue, Floor 18, New York, New York 10017.

(10)

Represents 5,290,687 shares of Class A Common Stock previously held by IMC Parent and distributed to Comvest IMC Holdings, LLC as a partner in IMC Parent. The address of Comvest IMC Holdings, LLC is 525 Okeechobee Boulevard, Suite 1010, West Palm Beach, Florida 33401.

(11)

Represents 8,079,616 shares owned of record by Eminence Holdings LLC (“Eminence Holdings”). Eminence Capital, LP (“Eminence Capital”) serves as the investment adviser to Eminence Holdings. Ricky C. Sandler is the Chief Executive Officer of Eminence Capital. Mr. Sandler and Eminence Capital may be deemed to have shared voting and dispositive power over the shares owned of record by Eminence Holdings. Each of Mr. Sandler and Eminence Capital expressly disclaims beneficial ownership of such securities. The principal business address of Eminence Capital and its affiliates is 399 Park Avenue, 25th Floor, New York, New York 10022.

2022 PROXY STATEMENT

SECURITY OWNERSHIP INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and Nasdaq. Such executive officers, directors and stockholders also are required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company’s directors and executive officers that no other reports were required, the Company believes that its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2021.

14

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

The following table sets forth certain information, including ages as of August 1, 2022, of the members of the Company’s Board.

Name	Age	Position(s)
Carlos A. de Solo	43	Class III Director; Chief Executive Officer
Beatriz Assapimonwait	60	Class II Director
Dr. Jennifer Carter	58	Class I Director
Bryan Cho	49	Class III Director
Dr. Vincent Omachonu	68	Class I Director
Jose R. Rodriguez	63	Class II Director; Chairman of the Board of Directors
Hon. Dr. David J. Shulkin	63	Class II Director
Randy Simpson	53	Class I Director

The following is a brief biography of each of our directors.

Carlos A. de Solo, has served as our President and Chief Executive Officer, and as a director, since June 8, 2021. Mr. de Solo was a co-founder and the President and Chief Executive Officer of CMG, and served in those capacities from May 2011 until June 8, 2021. Mr. de Solo has more than 10 years of experience in the healthcare industry. Prior to co-founding CareMax, Mr. de Solo served as Chief Operating Officer and partner of Solera Health Systems, LLC a startup managed healthcare company. Mr. de Solo received a B.B.A. in Accounting and Finance from Florida International University. We believe Mr. de Solo’s experience as co-founder, President and Chief Executive Officer of CMG makes him well qualified to serve as a member of the Board.

Beatriz Assapimonwait, has served as an independent director on the Board since September 14, 2021. She has over 39 years of experience in the managed health care industry. Ms. Assapimonwait was, until August 2021, Regional President for the South Florida region at Humana Inc. (NYSE:HUM), one of the largest private insurance health insurers in the U.S. with a focus on administering Medicare Advantage plans. In her role at Humana Inc., Ms. Assapimonwait was responsible for developing market strategies and leading all market operations for all Medicare lines of business, including HMOs and PPOs for the South Florida region. Prior to her role at Humana, she served as CEO of Family Physicians of Winter Park, Inc., until its acquisition by Humana Inc., where from December 2016 to July 2019, she led the strategic and operational efforts of a global risk MSO with 22 primary clinics in the Central Florida Region. Additionally, she served as the Vice President of Medicare Advantage Prescription Drug Plans at Aetna, Inc. from November 2014 to November 2016; Chief Operations Officer at Innovacare Health, from January 2014 to October 2014; Founder and President of Seven Stars Quality Healthcare, from July 2013 to December 2013; and Regional President for the North Florida region at Humana Inc., from January 2009 to June 2013. Ms. Assapimonwait earned her Bachelor of Arts degree from Florida International University in 1983, and is certified in Healthcare Compliance by the Health Care Compliance Association and in HIPAA Compliance from Kennesaw State University. She has won several awards and commendations, including being a Stevie Award Finalist of the American Business Awards for Best Customer Service Organization in 2004 and appointed Preceptor and Clinical Adjunct Faculty for the Healthcare Administration Program in 1997 at the University of Houston-Clear Lake. We believe Ms. Assapimonwait’s experience in the managed health care industry makes her well qualified to serve as a member of the Board.

Dr. Jennifer Carter, has served as an independent director on the Board since June 8, 2021. Dr. Carter is a healthcare executive, investor, board member and entrepreneur with a track record of developing and investing in innovative strategies and solutions at the intersection of healthcare IT and services, digital health and machine learning, precision medicine, and genomics. Dr. Carter has been a Managing Director at Sandbox Industries and Blue Venture Fund since March 2021. Sandbox Industries provides healthcare-related investment management exclusively for the Blue Venture Fund. Previously, Dr. Carter served as Managing Director of JLC Precision Health Strategies from July 2020 to April 2021 and VP and Head of Precision

2022 PROXY STATEMENT

MANAGEMENT AND CORPORATE GOVERNANCE

Health at Integral Health (now Valo Health), a Flagship Pioneering company, from March 2019 to August 2020. In 2018, Dr. Carter founded TrialzOWN, Inc., a healthcare company that was acquired in the development stage by Integral Health in March 2019. Prior to serving as CEO of TrialzOWN, Inc. Dr. Carter founded N-of-One, Inc. and served as its Chief Executive Officer from 2008 to 2012, and as its Chief Medical Officer from 2012 until its acquisition by Qiagen in 2019. At N-of-One, Inc., Dr. Carter led the development of the platform to create of award-winning novel treatment strategies for cancer patients. Prior to founding N-of-One, Dr. Carter spent nine years working as an Investment Consultant with Levin Capital Strategies and with other groups specializing in biotechnology and life sciences investments evaluating existing and emerging markets, new medical technologies, and early-stage companies. After obtaining her medical degree, Dr. Carter practiced internal medicine at Mount Auburn Hospital in Cambridge, MA. Dr. Carter has served on the board of directors of Oncocyte (NASDAQ: OCX) since 2020 and multiple private companies. Dr. Carter received a BS degree from Yale University, an MD from Harvard Medical School, an MPH from the Harvard School of Public Health, and an MBA from MIT. We believe Dr. Carter’s experience as a physician and in healthcare management makes her well qualified to serve as a member of the Board.

Bryan Cho, has served as an independent director of the Board since July 13, 2021. He is Executive Vice President of The Related Companies, L.P. (“Related”) and a senior partner of the firm’s New York and California development divisions, as well as president of Related’s Senior Living business which currently has close to $2.5 billion in properties under development. Since joining Related in 2000, Bryan has led over $10.0 billion of development ventures creating close to 6,000 new multi-family residences (including over 1,000 units of new construction affordable housing) and over 6.0 million square feet of commercial and institutional non-profit space across the New York City, Los Angeles, and San Francisco metropolitan areas. He is a member of the board of trustees of The Buckley School in New York City, The Stony Brook School, in Stony Brook, New York, as well as a member of the board of directors of homeless services non-profit The Bowery Mission in New York City where he serves as Chair of the Mission’s Real Estate Committee. We believe Mr. Cho’s expertise in real estate, specifically the development of facilities for Medicare eligible populations, makes him well qualified to serve as a member of the Board.

Dr. Vincent Omachonu, has served as an independent director on the Board since June 8, 2021. Dr. Omachonu is the Chair of the Department of Industrial and Systems Engineering at the University of Miami College of Engineering. Dr. Omachonu is an award-winning expert and author in the field of healthcare quality management and patient experience. His most recent book is titled, Healthcare Value Proposition. He has published several peer-reviewed papers in Technical and professional journals, including Health Services Research, Journal of Population Health, and European Journal of Operational Research. Dr. Omachonu has written extensively about technology and innovation in the services sector. He is a Master Black Belt in Lean Six Sigma Quality Methodology. He earned his bachelor’s and master’s degrees in industrial engineering from the University of Miami, a master’s degree in operations research from Columbia University, and his PhD in industrial engineering from New York University Tandon School of Engineering. We believe Dr. Omachonu’s expertise in healthcare quality management makes him well qualified to serve as a member of the Board.

Jose R. Rodriguez, has served as an independent director on the Board since June 8, 2021. Prior to his retirement from KPMG LLP (“KPMG”), effective March 31, 2021, Mr. Rodriguez was a senior audit partner (admitted to the partnership July 1995). During his career at KPMG he held various leadership positions, which included serving on its board of directors and as lead director; chief operating officer of KPMG International’s global audit practice; office managing partner; leader of its Audit Committee Institute; east region professional practice partner and most recently ombudsman. As an audit partner, Mr. Rodriguez had extensive experience with large multinational companies and mid-sized private and publicly held companies, with primary emphasis on industrial manufacturing; consumer markets (retail, automotive, and distribution concerns); pharmaceuticals; healthcare; agribusiness; oil and gas and mergers and acquisitions. Additionally, Mr. Rodriguez is a National Association of Corporate Directors (“NACD”) Fellow and has been included in the NACD’s D-100 list, which recognizes the most influential people in and around the boardroom. Mr. Rodriguez serves on the board of trustees of Marymount University; board of directors of Latin Corporate Directors Association (treasurer), SECU Family House (Chair-elect), the North Carolina Association of CPAs, the Dean’s Advisory Council at the University of Miami Herbert School of Business (Chair) and the Business School Advisory Board at Wake Forest University. He is a certified public accountant (licensed in FL, NC and NY). Mr. Rodriguez is currently on the board of directors of Primoris Services Corporation (NASDAQ: PRIM) and Popular, Inc. (NASDAQ: BPOP). Mr. Rodriguez received a B.B.A. with a major in accounting from the University of Miami. We believe that Mr. Rodriguez’s in-depth knowledge and understanding of generally accepted accounting principles, his experience in auditing and SEC reporting, mergers and acquisitions, understanding of the responsibilities and functions of audit committees and experience in corporate governance makes him well qualified to serve as a member of the Board.

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Hon. David J. Shulkin, M.D., has served as an independent director on the Board since July 16, 2020. Since 2018, Dr. Shulkin has served as the President of Shulkin Solutions, LLC, which works with healthcare organizations and companies to foster innovation and improve well-being for patients. Previously, Dr. Shulkin served as the ninth United States Secretary of Veterans Affairs from February 2017 to April 2018 and the Under Secretary of Veterans Affairs for Health from July 2015 to February 2017. Prior to coming to such appointments, Dr. Shulkin was a healthcare executive, having served as chief executive of leading hospitals and health systems including Beth Israel in New York City and Morristown Medical Center in Northern New Jersey. Dr. Shulkin has also held numerous physician leadership roles including the Chief Medical Officer of the University of Pennsylvania Health System, the Hospital of the University of Pennsylvania, Temple University Hospital, and the Medical College of Pennsylvania Hospital. Dr. Shulkin has held academic positions including the Chairman of Medicine and Vice Dean at Drexel University School of Medicine. As an entrepreneur, Dr. Shulkin founded and served as the Chairman and CEO of DoctorQuality, one of the first consumer-orientated sources of information for quality and safety in healthcare. Dr. Shulkin serves on the boards of Cactus Acquisition Corp. 1 Ltd. (NASDAQ: CCTS) and Orasure Technologies, Inc. (NASDAQ: OSUR). He has also previously served on boards of managed care companies, technology companies, and health care organizations. Dr. Shulkin was the 2018 University of Pennsylvania Leonard Davis Institute Distinguished Health Policy Fellow. He is board-certified internist. He received his medical degree from the Medical College of Pennsylvania, his internship at Yale University School of Medicine, and a residency and Fellowship in General Medicine at the University of Pittsburgh Presbyterian Medical Center. He received advanced training in outcomes research and economics as a Robert Wood Johnson Foundation Clinical Scholar at the University of Pennsylvania. We believe that Dr. Shulkin’s significant management experience in the healthcare and technology industries makes him well qualified to serve as a member of the Board.

Randy Simpson, has served as an independent director on the Board since June 8, 2021. Mr. Simpson is the co-founder and a director of Orion Acquisition Corp. (NASDAQ: OHPA). Recently, Mr. Simpson served as a Partner and Head of the Healthcare Group at Glenview Capital Management, an investment fund with over $7 billion of capital under management as of 2019, where he was a member of Glenview’s investment team and managed its healthcare investment team through December 2019. Mr. Simpson joined Glenview Capital Management in September 2005 and was named Partner in April 2011. Mr. Simpson was a senior member of Glenview Capital Management’s investment team and managed Glenview Capital Management’s healthcare investments through 2019. Prior to joining Glenview Capital Management, Mr. Simpson was an equity research analyst at Goldman Sachs from 2003 until 2005, and before that, he spent three years as a generalist in the M&A group at Credit Suisse First Boston. Mr. Simpson served on the Board of Directors of Tenet Healthcare Corporation (NYSE: THC) from January 2016 through August 2017 and Butterfly Network, Inc. (NYSE: BFLY) from May 2020 through February 2021. He received his M.B.A. in Finance and Accounting from the University of Chicago. Mr. Simpson also earned a J.D. from Georgetown University Law Center and a Bachelor of Arts in Quantitative Economics and Decision Sciences from the University of California, San Diego. We believe that Mr. Simpson’s significant investment experience makes him well qualified to serve as a member of the Board.

Director Independence

Nasdaq listing standards require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that each of Drs. Carter, Omachonu and Shulkin, Ms. Assapimonwait and Messrs. Rodriguez, Cho and Simpson is an “independent director” under the Nasdaq listing standards.

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Board Diversity Matrix (as of August 1, 2022)

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian		1
Hispanic or Latinx	1	2
Native Hawaiian or Pacific Islander
White	1	2
Two or More Races or Ethnicities		1
LGBTQ+
Persons with Disabilities
Did Not Disclose Demographic Background	1

Committees of the Board of Directors

The standing committees of the Board currently include an audit committee, a compensation committee, a nominating and corporate governance committee and a compliance committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. The initial composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The principal functions of the audit committee include, among other things:

•	the appointment, compensation, retention, replacement and oversight of the work of the independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried

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out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The audit committee consists of Messrs. Rodriguez and Simpson and Dr. Shulkin, with Mr. Rodriguez serving as the chair of the audit committee. The Board has determined that each of Messrs. Rodriguez and Simpson and Dr. Shulkin qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. We also believe that each of Messrs. Rodriguez and Simpson qualify as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K. The Board has adopted a written charter for the audit committee, which is available free of charge on our corporate website (www.caremax.com). The information on our website is not part of this proxy statement.

Compensation Committee

The principal functions of the compensation committee include, among other things:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other executive officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans; assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee consists of Drs. Carter and Shulkin, Ms. Assapimonwait and Mr. Cho, with Dr. Shulkin serving as the chair of the compensation committee. The Board has determined that each of Drs. Carter and Shulkin, Ms. Assapimonwait and Mr. Cho qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to compensation committee membership. The Board has adopted a written charter for the compensation committee, which is available free of charge on our corporate website (www.caremax.com). The information on our website is not part of this proxy statement.

Nominating and Corporate Governance Committee

The principal functions of the nominating and corporate governance committee include, among other things:

•	identifying and screening individuals qualified to become Board members;

•	selecting, or recommending to the Board, director nominees for each election of directors;

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors;

•	developing and recommending to the Board criteria for selecting qualified director candidates;

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•	considering committee member qualifications, appointment and removal;

•	overseeing our corporate governance policies and reporting;

•	making recommendations to the Board concerning governance matters; and

•	providing oversight in the evaluation of the Board and each committee.

The nominating and corporate governance committee consists of Dr. Omachonu and Messrs. Cho and Simpson, with Mr. Simpson serving as the chair of the nominating and corporate governance committee. The Board has determined that each of Dr. Omachonu and Messrs. Cho and Simpson qualify as independent directors according to the rules and regulations of Nasdaq. The Board has adopted a written charter for the nominating and corporate governance committee, which is available free of charge on our corporate website (www.caremax.com). The information on our website is not part of this proxy statement.

Compliance Committee

The principal functions of the compliance committee include, among other things:

•	overseeing our activities in the area of compliance with applicable laws and regulations related to the provision of healthcare or healthcare-related services;

•	assessing management’s implementation of a compliance program;

•	evaluating the adequacy and effectiveness of policies and procedures to ensure our compliance with applicable laws and regulations;

•	overseeing the organization, responsibilities, plans, budget, staffing and performance of our compliance department, including its independence, authority and reporting obligations;

•	overseeing the appointment and review of members of our compliance department, including a review of reports and summaries related to compliance matters;

•	monitoring any significant internal and external investigations;

•	monitoring our actions in response to applicable legislative, regulatory and legal developments;

•	determining the appropriate mechanisms for employees to seek guidance to report compliance concerns; and

•	overseeing our compliance risk assessment activities and efforts to promote an ethical culture.

The compliance committee consists of Drs. Carter and Omachonu and Mr. Rodriguez, with Dr. Carter serving as the chair of the compliance committee. The Board has determined that each of Drs. Carter and Omachonu and Mr. Rodriguez qualify as independent directors according to the rules and regulations of Nasdaq. The Board has adopted a written charter for the compliance committee, which is available free of charge on our corporate website (www.caremax.com). The information on our website is not part of this proxy statement.

Audit Committee Report

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of CareMax.

In discharging its duties, the Audit Committee (i) reviewed and discussed the audited financial statements included in the Form 10-K for the fiscal year ended December 31, 2021 with management; (ii) discussed with WithumSmith+Brown, PC, CareMax’s independent registered public accounting firm, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards and the SEC; (iii) received and reviewed the written disclosures and the letter from WithumSmith+Brown, PC required by applicable requirements of the Public Company Accounting Oversight Board regarding WithumSmith+Brown, PC’s communications with the audit committee concerning independence, and the Audit Committee discussed with WithumSmith+Brown, PC their independence from management and CareMax; and (iv) has

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considered whether the provision of services by WithumSmith+Brown, PC not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in CareMax’s quarterly reports on Form 10-Q are compatible with maintaining WithumSmith+Brown, PC’s independence and has determined that they are compatible and do not impact WithumSmith+Brown, PC’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in CareMax’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 to be filed with the SEC.

Audit Committee:

Jose R. Rodriguez (Chair)

Hon. Dr. David J. Shulkin

Randy Simpson

Board Leadership Structure

Mr. Rodriguez serves as Chairman of our Board and Mr. Carlos de Solo serves as Chief Executive Officer of our Company. The Chief Executive Officer is responsible for setting the strategic direction of the Company and managing the Company’s operations and performance, while the Chairman provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, and presides over meetings of the Board. We believe that the separation of these positions supports the independence of our Board in its oversight of the Company’s business and affairs. In addition, we believe the separation of the two positions creates an environment that leads to more objective evaluation and oversight of management’s performance, including increasing management accountability, and improving our Board’s ability to monitor whether management’s actions are in the best interests of our Company and stockholders. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Our Board of Directors’ Role in Risk Oversight

While management is responsible for the day-to-day management and oversight of operational, strategic, legal, regulatory, compliance, cybersecurity, and financial risks, one of the key functions of the Board is oversight of our risk management process. We do not have a standing risk management committee, but rather administer this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Management regularly reviews risks with our Board and Audit Committee at their regular meetings as part of management presentations and presents steps taken by management to eliminate or mitigate such risks. While our Board is ultimately responsible for the risk oversight of our Company, our Audit Committee has primary responsibility for the management and mitigation of risks facing our Company, including major financial risks and oversight of the steps taken by management to monitor and control such risks. Our Audit Committee also monitors compliance with legal and regulatory requirements and reviews and approves or disapproves any related party transactions. Our Compensation Committee has responsibility to review the risks arising from our compensation arrangements and policies applicable to all employees, including executive officers, and evaluate policies and practices that could mitigate any such risk. Our Nominating and Corporate Governance Committee has responsibility to review risks relating to our corporate governance practices. Our Compliance Committee is responsible for evaluating the adequacy and effectiveness of policies and procedures to ensure our compliance with applicable laws and regulations and overseeing our compliance risk assessment activities and efforts to promote an ethical culture. These committees provide regular reports on our risk management practices to our Board. Our Board believes CareMax’s current Board, committee, and management structure supports its risk oversight function.

Board and Committee Meetings

Our Board held a total of 21 meetings during the fiscal year ended December 31, 2021. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board and (ii) the total number of meetings held by all committees of our Board on which such director was a member.

During the fiscal year ended December 31, 2021, the Audit Committee held five meetings, the Compensation Committee held two meetings, the Nominating and Corporate Governance Committee held one meeting and the Compliance Committee held two meetings.

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Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of directors at our annual meeting of stockholders. In accordance with our Corporate Governance Guidelines, directors are expected to make every effort to attend our annual meeting of stockholders. The 2022 annual meeting of stockholders is our first annual meeting.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of Nasdaq, which is available on our corporate website (www.caremax.com). We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics by posting on our corporate website (www.caremax.com). The information on our website does not constitute part of this proxy statement.

Limitation on Liability and Indemnification Matters

Our third amended and restated certificate of incorporation, dated June 8, 2021 (the “Amended and Restated Charter”) contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the laws of the State of Delaware. Consequently, our directors will not be personally liable to the combined company or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•	any transaction from which the director derived an improper personal benefit.

Our Amended and Restated Charter and our Amended and Restated Bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our Amended and Restated Charter and our Amended and Restated Bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the laws of the State of Delaware.

Additionally, we have entered into indemnification agreements with each of our directors and executive officers, which provide for indemnification and advancements of certain expenses and costs if the basis of the indemnitee’s involvement in a matter was by reason of the fact that the indemnitee is or was a director, officer, employee or agent of the Company or any of its subsidiaries or was serving at the Company’s request in an official capacity for another entity, in each case to the fullest extent permitted by the laws of the State of Delaware. The form of indemnification agreement is included as an exhibit to the Annual Report.

The limitation of liability and indemnification provisions in our Amended and Restated Charter and our Amended and Restated Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Communications by Stockholders and Other Interested Parties with the Board

Stockholders and other interested parties may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by sending regular mail to the address set forth in this proxy statement c/o any specified individual director or directors. The Company will receive the communications and process

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them before forwarding them to the addressee. The Company may also refer communications to other departments within the Company. In addition, at the request of the Board, communications that do not directly relate to our Board of Directors’ duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.

Information About Our Executive Officers

The following information, including ages as of August 1, 2022, relates to our executive officers (other than Mr. Carlos A. de Solo, who is also a director and whose biographical information is set forth above):

Name	Age	Position(s)
Kevin Wirges	42	Chief Financial Officer
Alberto de Solo	45	Chief Operating Officer

Kevin Wirges, has served as our Executive Vice President, Treasurer and Chief Financial Officer since June 8, 2021. Prior to June 8, 2021, Mr. Wirges was the Chief Financial Officer of IMC Medical Group Holdings, LLC and served in that capacity since September 2017. Between October 2015 and September 2017, Mr. Wirges was Regional Vice President, Finance, Medicare East Region at Anthem, one of the largest health benefits companies in the United States. Prior to Anthem’s acquisition of Simply Healthcare Plans in 2015, Mr. Wirges held several executive positions at Simply Healthcare Plans, which was one of the largest privately owned Health Maintenance Organizations, including Chief Financial Officer, Vice President of Finance and Controller. Mr. Wirges received a B.B.A. in Accounting from the University of Central Arkansas.

Alberto de Solo, has served as our Executive Vice President and Chief Operating Officer since June 8, 2021. Prior to June 8, 2021, Mr. de Solo was the Chief Financial Officer of CMG and served in that capacity since May 2011. Between July 2005 and May 2011, Mr. de Solo held several executive positions at Merrill Lynch. Mr. de Solo received a B.B.A. in Accounting and Finance from Florida International University.

Family Relationships

Carlos A. de Solo, our President, Chief Executive Officer and a director, and Alberto de Solo, our Executive Vice President and Chief Operating Officer, are brothers. Other than the foregoing, there are no family relationships among any of our executive officers or directors.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

We are considered a smaller reporting company and an emerging growth company for purposes of the SEC’s executive compensation disclosure rules. For the fiscal year ended December 31, 2021, our named executive officers (“NEOs”) were:

•	Carlos A. de Solo, President and Chief Executive Officer;

•	Kevin Wirges, Executive Vice President, Treasurer and Chief Financial Officer; and

•	Alberto R. de Solo, Executive Vice President and Chief Operating Officer.

Our compensation policies and philosophies are designed to align compensation with business objectives, while also enabling us to attract, motivate and retain individuals who contribute to our long-term success. Following the transactions contemplated by the Business Combination Agreement and the related financing transactions (the “Business Combination”), our compensation committee has recommended the compensation to be paid to our NEOs, which has been approved by the Board. The compensation of our NEOs since the Business Combination has primarily consisted of salary, equity-based incentive awards and an annual discretionary performance bonus as described below. For a description of the compensation of our NEOs who were NEOs prior to the Business Combination, see “Narrative Disclosure to the Summary Compensation Table – Management Payments and Distributions” below.

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, and paid to our NEOs for the fiscal years ended December 31, 2021 and December 31, 2020.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Carlos A. de	2021	$419,465		325,000	(1)	527,456	249,678	—	—	$120,000	(2)	$1,541,599
Solo President and Chief Executive Officer	2020	$111,946	(3)				—	—	—	$2,688,000	(2)	$2,799,946
Kevin Wirges	2021	$321,538	(4)	256,500	(5)	163,524	77,406	—	—	$—		$818,968
Executive Vice President, Treasurer and Chief Financial Officer(4)	2020	275,000	(4)	182,500	(6)	—	—	—	—	—		457,500

Alberto R. de	2021	$309,465		225,000	(1)	232,376	109,998	—	—	$121,271	(2)	$998,110
Solo Executive Vice President and Chief Operating Officer	2020	$111,946	(3)	—		—	—	—	—	$1,430,000	(2)	$1,541,946

(1)	Consists of a bonus of 100% of the target amount, pro-rated for the period from June 8, 2021 through December 31, 2021.

(2)

Prior to the Business Combination, each of Messrs. Carlos de Solo and Alberto de Solo, through a management company wholly-owned by such NEO, was an indirect owner of limited liability company interests of CMG, CareHoldings (which held the interests of CareOptimize) and Managed Healthcare Partners, LLC (“Managed Healthcare Partners”), and was entitled to receive distributions of profits and/or losses in proportion to such NEO’s limited liability company interests held respectively in, CMG, CareHoldings and Managed Healthcare Partners, or in respect of taxes, in each case, under the terms of the applicable limited liability company agreement for CMG and CareHoldings. In addition, each of the management companies for such NEOs was party to a management services agreement with CMG and was entitled to receive management payments pursuant to the terms of such management services agreements. All other compensation for each of Messrs. Carlos de Solo and Alberto de Solo for the year ended December 31, 2021 and December 31, 2020 reflects for the applicable period the aggregate amount of such distributions or management payments made to such NEO, and in the case of Mr. Alberto de Solo, includes $1,271 paid to Mr. de Solo as 401(k) match. See “Management Payments and Distributions” and “Additional Narrative Disclosure – Retirement Benefits” below for further information on such distributions and payments.

(3)	Salary reflects the compensation reported on Form W-2 that was paid to the respective NEO for the years ended December 31, 2021 and December 31, 2020, as applicable, by Managed Healthcare Partners.

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(4)

Mr. Wirges was appointed as the Company’s Executive Vice President, Treasurer and Chief Financial Officer, effective as of the completion of the Business Combination Closing. Prior to the Business Combination Closing, Mr. Wirges was the Chief Financial Officer of IMC, and all amounts reported for Mr. Wirges for periods prior to June 8, 2021 reflect Mr. Wirges’ compensation as the Chief Financial Officer of IMC.

(5)

Consists of (i) a bonus of $81,500 paid in 2021 prior to the execution of Mr. Wirges’ employment agreement and (ii) a bonus of $175,000, which was 100% of the target amount under Mr. Wirges’ employment agreement, pro-rated for the period from June 8, 2021 through December 31, 2021.

(6)	Consists of (i) a retention bonus of $100,000 earned and paid in 2020 by IMC and (ii) an annual bonus of $82,500 for the 2020 fiscal year paid by IMC in 2021.

Narrative Disclosure to the Summary Compensation Table

Employment Agreements

Each of the NEOs entered into an employment agreement with Managed Healthcare Partners, which became a subsidiary of the Company in connection with the Business Combination, on December 13, 2021 (each, an “Employment Agreement,” and collectively, the “Employment Agreements”). The narrative below summarizes the payments and benefits that each NEO is currently eligible to receive on an annual basis.

Base Salary

Each NEO’s base salary is set at a level that is intended to reflect the executive’s duties, authorities, contributions, prior experience and performance. The Employment Agreements provide for annual salaries of $650,000, $350,000 and $450,000 for Messrs. Carlos de Solo, Wirges and Alberto de Solo, respectively, in each case subject to annual review by the Board.

Bonus Compensation

Each NEO is entitled to participate in our annual cash bonus plan that is applicable for the relevant fiscal year. The annual cash bonus plan provides for discretionary bonuses. Under the Employment Agreements, the annual target cash bonus opportunity for the NEOs may not be less than 100% of each Executive’s base salary, including a pro-rated bonus for the period from June 8, 2021 through December 31, 2021. The target cash bonus opportunities set by the compensation committee for 2021 were set at 100% for each of our NEOs and were based on the achievement of certain financial and operational metrics. Bonuses awarded for fiscal 2021 to Messrs. Carlos de Solo, Alberto de Solo and Wirges are included in the “Bonus” column of the Summary Compensation Table.

Other Compensation Elements

Each NEO is entitled to annual vacation and paid time off in accordance with the terms and conditions of the applicable plan or policy. Subject to the terms of any applicable plans, policies or programs, each NEO is entitled to participate in employee retirement and welfare benefit plans available to senior level executive employees generally. See “Additional Narrative Disclosure – Retirement Benefits” below for further information regarding the Company’s retirement benefits. Each NEO is reimbursed by for all ordinary and reasonable expenses incurred in the course of the performance of employment services.

Long Term Incentive Compensation

Each NEO is eligible to participate in the Company’s 2021 Long-Term Incentive Plan (the “Incentive Plan”), which provides for the grant of awards in the form of stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to officers and employees, non-employee directors, officers, and service providers. As of December 31, 2021, the maximum aggregate number of shares of our Class A Common Stock, that were reserved for issuance under the Incentive Plan was 5.6 million shares of Class A Common Stock, excluding outstanding awards that may become vested and/or exercisable into an aggregate of up to 1.4 million shares of Class A Common Stock. The maximum aggregate number of shares became subject to annual increases beginning on January 1, 2022 and continuing on the first day of each subsequent fiscal year through and including the tenth anniversary of the commencement of the initial annual increase, equal to the lesser of four percent of the number of shares of Class A Common Stock outstanding at the conclusion of the Company’s immediately preceding fiscal year (excluding any such outstanding shares of Class A Common Stock granted under the Incentive Plan), or an amount determined by the Company’s Board. As of December 31, 2021, the Company had only granted awards in the form of restricted stock units (“RSUs”), options to purchase shares of Class A Common Stock (“Options”) and performance stock units (“PSUs”).

2022 PROXY STATEMENT

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

In October 2021, the compensation committee recommended, and the Board approved, awards of 42,900, 13,300 and 18,900 RSUs, and an equal number of Options at an exercise price of $10.00 per share, to each of Messrs. Carlos de Solo, Wirges and Alberto de Solo, respectively, which vest in three equal installments on October 29, 2022, June 8, 2023 and June 8, 2024. Additionally, in October 2021, the compensation committee recommended, and the Board approved, awards of a base number of 21,450, 6,650 and 9,450 PSUs to Messrs. Carlos de Solo, Wirges and Alberto de Solo, respectively. The PSUs vest based on the volume weighted average price (the “VWAP”) of the Class A Common Stock during the thirty trading days prior to July 1, 2023 (the “Measurement Period”), and the actual amount of PSUs that may vest is between zero and two times the base number of PSUs depending on the VWAP of the Class A Common Stock during the Measurement Period.

The grant date fair value attributable to the awards of RSUs and PSUs granted to each NEO is reported in the “Stock Awards” column of the Summary Compensation Table, and the grant date fair value attributable to the awards of the Options is reported in the “Stock Awards” column of the Summary Compensation Table.

Management Payments and Distributions

The table below reflects payments made to Messrs. Carlos de Solo and Alberto de Solo as an indirect owner of limited liability company interests of CMG, CareHoldings (which held the interests of CareOptimize) and Managed Healthcare Partners, and as management payments pursuant to the terms of management services agreements with CMG.

	Year	CareMax Distribution	Management Payment	Distribution	Managed Healthcare Partners Management Payment	Total ($)	Distribution

Carlos A. de Solo	2021	$—	$—	$—	$120,000	$$120,000
	2020	$2,183,000	$220,000	$45,000	$240,000	$2,688,000
Alberto R. de Solo	2021	$—	$—	$—	$120,000	$120,000
	2020	$925,000	$220,000	$45,000	$240,000	$1,430,000

Prior to the Business Combination, which was consummated on June 8, 2021, each of Messrs. Carlos de Solo and Alberto de Solo received a base salary amount as an employee of Managed Healthcare Partners. Additionally, each of Messrs. Carlos de Solo and Alberto de Solo, through a management company wholly-owned by such NEO, was an indirect owner of limited liability company interests of each of CMG, CareHoldings and Managed Healthcare Partners and was entitled to receive distributions of profits and/or losses in proportion to such NEO’s limited liability company interests held respectively in CareMax, CareHoldings and Managed Healthcare Partners, as applicable, or in respect of taxes under the terms of the applicable limited liability company agreement for CareMax, CareHoldings or Managed Healthcare Partners. In addition, each of the management companies for Messrs. Carlos de Solo and Alberto de Solo was party to a management services agreement with CMG pursuant to which such management company agreed to dedicate an individual to provide executive management services to CMG and its subsidiaries or affiliates. In consideration for such services, CMG agreed to make management payments up to a maximum of $500,000 per year pursuant to the terms of each such management services agreements.

In connection with the Business Combination Closing, each of the management services agreements were terminated and CMG, CareHoldings and Managed Healthcare Partners became wholly owned subsidiaries of the Company and the terms of the limited liability company agreements for CareMax, CareHoldings and Managed Healthcare Partners were amended. As a result, since the Business Combination Closing, the NEOs, through their respective management companies, have not been entitled to distributions profits and/or losses or in respect of taxes under the applicable limited liability company agreements for CMG, CareHoldings or Managed Healthcare Partners.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards held by the NEOs as of December 31, 2021, all of which were granted under the Incentive Plan.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Carlos A. de Solo	42,900	42,900	10.00	10/29/2031	—		—
	—	—	—	—	42,900	(2)	329,472
	—	—	—	—	21,450	(3)	164,736

Kevin Wirges	13,300	13,300	10.00	10/29/2031	—		—
	—	—	—	—	13,300	(2)	102,144
	—	—	—	—	6,650	(3)	51,072

Alberto R. de Solo	18,900	18,900	10.00	10/29/2031	—		—
	—	—	—	—	18,900	(2)	145,152
	—	—	—	—	9,450	(3)	72,576

(1)	The market value of unvested stock awards is based on the closing market price of our Class A Common Stock on December 31, 2021 of $7.68.

(2)	Represents RSUs which vest in three equal installments on October 29, 2022, June 8, 2023 and June 8, 2024.

(3)

Represents PSUs which vest based on the VWAP of the Common Stock during the Measurement Period, and the actual amount of PSUs that may vest is between zero and two times the base number of PSUs depending on the VWAP of the Class A Common Stock during the Measurement Period.

Additional Narrative Disclosure

Retirement Benefits

The Company currently maintains a retirement plan intended to provide benefits under section 401(k) of the Code, in which employees, including the NEOs, are allowed to contribute portions of their base compensation to a tax-qualified retirement account. The Company matches eligible employee contributions up to 4% of eligible compensation which are subject to a vesting period over six years. CareMax may also make voluntary contributions in addition to the match above based on management discretion, which are also subject to the vesting period. Each of the NEOs is entitled to participate in the 401(k) plan; however, for the year ended December 31, 2021, Mr. Alberto de Solo was the only NEO who participated in the 401(k) plan.

Potential Payments Upon Termination or Change in Control

Each Employment Agreement provides that upon a termination of employment without “Cause” or for “Good Reason” (as such terms are defined in the Employment Agreements), the respective NEO will receive cash severance, the target bonus for the year in which such termination occurs and certain healthcare benefits, with the cash severance being equal to 24 months of base salary for Mr. Carlos de Solo and 12 months of base salary for each other NEO; provided that upon a termination of employment without “Cause” or for “Good Reason” within 12 months following a “change in control” (as defined in the Incentive Plan), each of Messrs. Alberto de Solo and Wirges will receive cash severance equal to 18 months of base salary. Severance and termination benefits payable pursuant to each Employment Agreement are subject to the respective NEO’s execution of a release of claims and compliance with restrictive covenants, including non-competition and non-solicitation and non-disparagement covenants.

2022 PROXY STATEMENT

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to the shares of our Class A Common Stock that may be issued under the Incentive Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities referenced in column (a)) (c)

Equity compensation plans not approved by security holders	—	—	—

Equity compensation plans approved by security holders	1,323,205	$10.00	5,676,795

Total	1,323,205	$10.00	5,676,795

Directors

No members of the Board received compensation for their services to Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation, now known as CareMax, prior to the Business Combination Closing. The non-employee directors of the Company are entitled to the following compensation for their service on the Board: (i) an annual cash retainer of $70,000, paid quarterly; (ii) an equity retainer of RSUs with a grant date fair value equal to $135,000, granted annually upon election; (iii) an annual retainer of $87,500 for the Chair of the Board and $25,000 for the Lead Independent Director, in each case if elected, payable quarterly in cash, (iv) an annual retainer of $30,000 for the chair of the audit committee, payable quarterly in cash or, if elected by such director upon annual election to the Board or in advance thereof, in RSUs on the same terms as such director’s annual equity retainer; and (v) an annual retainer of $20,000 for chair of each other committee of the Board, payable quarterly in cash or, if elected by such director upon annual election to the Board or in advance thereof, in RSUs on the same terms as such director’s annual equity retainer. Each grant of RSUs described above will vest in full on the first anniversary of the grant date subject to continued service on the Board. The table below sets forth the compensation received by each of our non-employee directors from the Business Combination Closing through December 31, 2021. Employee directors are not compensated for their additional service provided to the Board and thus are not included in the table below:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Richard Barasch(3)	403,686	—	403,686

Jose R. Rodriguez(4)	45,481	152,955	198,436

Beatriz Assapimonwait	20,543	143,685	164,228

Dr. Jennifer Carter	39,231	143,685	182,916

Bryan Cho	32,527	125,145	157,672

Dr. Vincent Omachonu	23,016	125,145	148,161

Hon. Dr. David J. Shulkin	39,231	143,685	182,916

Randy Simpson	39,231	143,685	182,916

(1)	Includes amounts paid for each director’s annual retainer amount for Board, committee and committee chair service, as applicable, pro-rated for each director’s service through December 31, 2021.

(2)

Represents the aggregate grant date fair value of RSUs granted to each of non-employee director on October 29, 2021 determined in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of such restricted stock units granted in 2021 are set forth in Note 8 to our audited consolidated financial statements included in the Original Report. The RSUs granted to these non-employee directors will vest in full on October 29, 2022, subject to the director’s continued service on the Board. As of December 31, 2021, all outstanding RSU awards held by our non-employee directors had not yet vested.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

(3)

Includes amounts paid for Mr. Barasch’s annual retainer amount for Board service and for service as Executive Chair of the Board, which was pro-rated from June 8, 2021 through December 31, 2022. Prior to the Business Combination Closing, Mr. Barasch did not receive any compensation for service on the board of directors of DFHT.

(4)

In addition to Mr. Rodriguez’s pro-rated annual retainer amount for service on the Board, the compliance committee and as Chair of the audit committee, includes a pro-rated fee for service as Lead Independent Director from October 1, 2021 through December 31, 2021.

Other Compensation Policies and Practices

Anti-Hedging Policy

Each of our directors, officers, other employees and their designees are prohibited from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities and (ii) otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Notwithstanding the foregoing, portfolio diversification transactions and investments in broad-based index funds are generally permitted. The prohibition applies to securities granted to the covered persons as part of compensation for their service to CareMax plus any other of our securities held by them, whether directly or indirectly.

2022 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation and indemnification arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2020 and each currently proposed transaction in which:

•	the Company, DFHT, CMG or IMC have been or are to be a participant;

•	the amounts involved exceeded or exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets on a consolidated basis at year end for the past two fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

DFHT’s Related Party Transactions

Founder Shares / Sponsor

On May 22, 2020, the Sponsor purchased an aggregate of 2,875,000 shares of Class B common stock, $0.0001 par value per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) initially purchased by DFHTA Sponsor LLC (the “Sponsor”) in a private placement prior to the IPO and the shares of Class A Common Stock that were issued upon the automatic conversion of the shares of Class B Common Stock at the time of the Business Combination Closing (the “Founder Shares”) in exchange for a capital contribution of $25,000, or approximately $0.009 per share. On June 25, 2020, DFHT effected a 1:1.25 stock split of the Class B Common Stock resulting in the Sponsor holding an aggregate of 3,593,750 founder shares. In June 2020, the Sponsor transferred 50,000 Founder Shares to each of Steven Hochberg, Christopher Wolfe, and Richard Barasch, who were DFHT’s executive officers at such time, and 25,000 Founder Shares to each of Dr. Peter J. Fitzgerald, Dr. Linda Grais and Hon. Dr. David J. Shulkin, who were DFHT’s independent directors, for the same per-share price initially paid by the Sponsor, resulting in the Sponsor holding 3,368,750 Founder Shares. The number of Founder Shares outstanding was determined so that such Founder Shares would represent 20% of the outstanding shares after the IPO.

The Sponsor and its executive officers and directors, who were the holders of the Founder Shares prior to the IPO (the “Initial Stockholders”) agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial business combination or (B) subsequent to the initial business combination, (x) if the closing price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property.

Business Combination Lock-Up Agreement

In connection with the execution of the Business Combination Agreement, DFHT entered into that certain lock-up agreement, dated December 18, 2020, by and between DFHT, the Sponsor, Deerfield Partners, certain other stockholders of DFHT, the CMG Sellers and IMC Parent (the “Business Combination Lock-Up Agreement”) pursuant to which, subject to certain exceptions, the Business Combination Lock-Up Holders (as defined in the Business Combination Lock-Up Agreement) agreed to not transfer specified shares of Class A Common Stock until the earlier of (i) six, nine or twelve months (as applicable to shares of Class A Common Stock of each Business Combination Lock-Up Holders) after the date of the Business Combination Closing, (ii) only with respect to certain shares of Class A Common Stock of the Business Combination Lock-Up Holders, the date on which, subsequent to the Business Combination, the VWAP of Class A Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 calendar days after the Business Combination Closing, and (iii) the date following the Business Combination Closing on which we complete a Change in Control Transaction (as defined in the Business Combination Agreement).

30

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Consent and Waiver Letter

In connection with the execution of the Business Combination Agreement, DFHT, Deerfield Partners and the Sponsor entered into that certain consent and waiver letter, by and among DFHT, the Sponsor and Deerfield Partners, dated December 18, 2020 (the “Consent and Waiver Letter”), pursuant to which, among other things, Deerfield Partners consented to the consummation of the Business Combination as required under that certain letter agreement, dated as of July 16, 2020 (the “July 16 Letter Agreement”), pursuant to which DFHT agreed not to consummate its initial Business Combination (as defined in the July 16 Letter Agreement) without the consent of Deerfield Partners. In the Consent and Waiver Letter, the Sponsor (the holder of a majority of the then outstanding Class B Common Stock) also waived, in accordance with the second amended and restated certificate of incorporation of DFHT applicable at the time (the “DFHT Charter”), any adjustment of the conversion provisions in Section 4.3(b)(ii) of the DFHT Charter that would, solely as a result of the consummation of the Business Combination, including the issuance of the stock portion of the consideration, the issuance, if at all, of the 71,000 shares of Class A Common Stock that DFHT placed into an adjustment escrow account at the Business Combination Closing (the “Escrow Shares”), up to an additional 2,900,000 shares of Class A Common Stock payable to IMC Parent, subject to certain post-Business Combination Closing conditions, or up to an additional 3,500,000 shares of Class A Common Stock payable to the CMG Sellers, subject to certain post-Business Combination Closing conditions, the Third-Party PIPE Investments or the Deerfield PIPE Investments (each as defined below), in each case, cause the DFHT Class B Common Stock to convert to DFHT Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination contemplated by the Business Combination Agreement.

Private Placement Warrants

Concurrently with the closing of the IPO, the Sponsor purchased an aggregate of 2,916,667 warrants issued in a private placement to the Sponsor in connection with the IPO at a price of $1.50 per private placement warrant (the “Private Warrants”), generating gross proceeds to DFHT of $4,375,000. Each Private Warrant is exercisable for one share of Class A Common Stock at a price of $11.50 per share. The proceeds from the Private Warrants were added to the proceeds from our IPO held in the trust account of the Company that holds the proceeds from DFHT’s IPO (the “Trust Account”), which was released at the Business Combination Closing. The Private Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. Our Initial Stockholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Warrants until 30 days after the completion of our initial business combination.

Transactions with Deerfield Partners

Deerfield Partners purchased 3,360,000 units sold in the IPO, each of which consisted of one share of Class A Common Stock and one-fifth of one warrant (“Units”) in the IPO at $10.00 per unit. The underwriting commission with respect to Units purchased by Deerfield Partners in the IPO, was $0.10 per unit upon the closing of the IPO and $0.175 per unit in the deferred underwriting commissions.

Additionally, in connection with the Business Combination, (i) Deerfield Partners and the Sponsor purchased an aggregate of 10,000,000 shares of Class A Common Stock (the “Deerfield PIPE Investments”), consisting of 9,600,000 shares of Class A Common Stock purchased by Deerfield Partners and 400,000 shares of Class A Common Stock purchased by the Sponsor, for a purchase price of $10.00 per share and an aggregate purchase price of $100.0 million and (ii) certain investors purchased an aggregate of 31,000,000 shares of Class A Common Stock (the “Third-Party PIPE Investments,” and together with the Deerfield PIPE Investments, the “PIPE Investments”), for a purchase price of $10.00 per share, for an aggregate purchase price of $310.0 million. The Company paid offering costs of $12.8 million.

In connection with the potential Acquisition of Steward Value-Based Care, on May 31, 2022 the Company entered into a Support Agreement (the “Support Agreement”) with Deerfield Partners pursuant to which Deerfield Partners has agreed to vote all shares of Class A Common Stock owned by it in favor of the Transactions and to not sell, transfer, or encumber any such shares of Class A Common Stock (subject to customary exceptions for transfers to affiliates that agree to the same obligations) until the earliest of (i) the closing of the Acquisition, (ii) the date of the termination, or of certain modifications to, the Merger Agreement or related documents as set forth in the Support Agreement, or (iii) February 25, 2023.

Related-Party Loans

The Sponsor loaned DFHT an aggregate of $200,000 pursuant to a promissory note to cover expenses related to the IPO. The loan was non-interest bearing and was repaid on July 21, 2020.

2022 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition, the Sponsor or an affiliate of the Sponsor or certain of DFHT’s officers and directors were permitted, but are not obligated to, loan DFHT funds as may be required on a non-interest basis (“Working Capital Loans”), which would have been repaid out of the proceeds of the Trust Account released to us and up to $1,500,000 of such loans would have been convertible into warrants at a price of $1.50 per warrant at the option of the lender. DFHT did not receive any borrowings under Working Capital Loans.

Registration Rights Agreement

DFHT entered into a registration rights agreement, dated July 16, 2020, with respect to the holders of the Founder Shares, the Private Warrants and any warrants that would have been issued upon conversion of Working Capital Loans. Assuming $1,500,000 million of Working Capital Loans were converted into warrants, DFHT would have been obligated to register up to 7,510,417 shares of Class A Common Stock and up to 3,916,667 warrants. The number of shares of Class A Common Stock included (i) up to 3,593,750 shares of Class A Common Stock to be issued upon conversion of the Founder Shares, (ii) up to 2,916,667 shares of Class A Common Stock underlying the Private Warrants and (iii) up to 1,000,000 shares of Class A Common Stock underlying the warrants issued upon conversion of Working Capital Loans. The holders of these securities were entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders had certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination.

Amended and Restated Registration Rights Agreement

In connection with the execution of the Business Combination Agreement, DFHT, the CMG Sellers, IMC Parent, the Sponsor, Deerfield Partners and certain other parties thereto, including affiliates of CMG’s owners, directors and executive officers (collectively, the “rights holders”) entered into the Amended and Restated Registration Rights Agreement, which amended and restated in its entirety the existing registration rights agreement, dated July 16, 2020, described in “Registration Rights Agreement” above (the “Amended and Restated Registration Rights Agreement”). Pursuant to the terms of the Amended and Restated Registration Rights Agreement, we are obligated to file a registration statement to register the resale of certain shares of Class A Common Stock held by the rights holders. In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that we file a registration statement on Form S-1 or Form S-3 to register certain shares of Class A Common Stock held by such rights holders. The Amended and Restated Registration Rights Agreement also provides the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

CMG and IMC’s Related Party Transactions

CareSmile, LLC

CMG had a 49% ownership interest in Care Smile, LLC (“Care Smile”), a dental care organization with majority ownership by the dental provider, who is the spouse of Mr. De Vera, who was a member and executive officer of CMG and who is currently our Senior Vice President and Legal Counsel. Managed Health Care Partners paid for dental services provided to enrollees by Care Smile on a capitated basis. Total capitation payments for the years ended December 31, 2020 and 2019 were $222,160 and $471,000, respectively. The net loss of Care Smile was $96,238 and $19,926 for the years ended December 31, 2020 and 2019. Care Smile was voluntarily dissolved on November 24, 2020.

Care Optical, LLC

Prior to the Business Combination Closing, O.M., C.G.D. and Joseph N. De Vera, Inc., entities controlled by Carlos A. de Solo, our President and Chief Executive Officer, Alberto R. de Solo, our Executive Vice President and Chief Operating Officer, and Joseph N. De Vera, our Senior Vice President and Legal Counsel, respectively, each owned a 25% interest in Care Optical, LLC (“Care Optical”). Care Optical received a capitated payment for optometry services provided to enrollees by Care Optical on a capitated basis. Total capitation payments for the years ended December 31, 2021 and 2020 were $670,828 and $273,514, respectively.

IMC Management and Consulting Services

In each of 2020 and 2019, IMC paid $432,000 for management and consulting services provided by a company owned by a former IMC member who prior to November 2020 held more than 10% of the outstanding membership interests of IMC.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s Related Party Transactions

Escrow Agreements

On the date of the Business Combination Closing, DFHT, the Sponsor, O.M., in its capacity as representative of the members of the CMG Sellers, and Continental Stock Transfer & Trust Company, in its capacity as escrow agent (“the Escrow Agent”), entered into that certain Escrow Agreement, dated as of June 8, 2021, by and among DFHT, the Sponsor, O.M., the CMG Sellers, and Continental Stock Transfer & Trust Company, in its capacity as escrow agent (the “CMG Escrow Agreement”), and DFHT, the Sponsor, IMC Parent and the Escrow Agent entered into the that certain Escrow Agreement, dated June 8, 2021, by and among DFHT, the Sponsor, IMC Parent and Continental Stock Transfer & Trust Company, in its capacity as escrow agent (the “IMC Escrow Agreement” and together with the CMG Escrow Agreement, the “Escrow Agreements”). The Escrow Agreements provided for the deposit of $1,500,000, comprised of $790,000 in cash and 71,000 shares of Class A Common Stock, which DFHT placed into adjustment escrow accounts at the Business Combination Closing with the Escrow Agent for the purpose of securing certain post-closing adjustment obligations of the CMG Sellers and IMC Parent, respectively. In 2022, the cash was returned to the Company, the shares were canceled and the Escrow Agreements terminated in connection with the settlement of the parties’ post-closing obligations.

Advisory Agreement

On July 13, 2021, we entered into an exclusive real estate advisory agreement (the “Advisory Agreement”) with Related CM Advisor, LLC (the “Advisor”), a Delaware limited liability company and a subsidiary of The Related Companies, L.P. (“Related”), and, with respect to certain sections of the Advisory Agreement, Related. The Advisory Agreement provides the Advisor with the right to designate a director to serve on the Board, subject to the continuing satisfaction of certain conditions, including that the Advisor and its affiliates maintain ownership of at least 500,000 shares of Class A Common Stock, and in connection with the Advisory Agreement, Bryan Cho, an Executive Vice President of Related, was appointed to serve as a Class III director of the Board.

In connection with the Advisory Agreement, the Advisor entered into a subscription agreement (the “Subscription Agreement”), whereby the Advisor purchased 500,000 shares of Class A Common Stock (the “Advisor Shares”), for an aggregate purchase price of $5,000,000, and we issued to the Advisor (i) a warrant (the “Series A Warrant”) to purchase 2,000,000 shares of Class A Common Stock (the “Series A Warrant Shares”), which vested immediately upon issuance, is exercisable for a period of five years and is not redeemable by the Company and (ii) a warrant (the “Series B Warrant” and together with the Series A Warrant, the “Warrants”) to purchase up to 6,000,000 shares of Class A Common Stock (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Warrant Shares”), pursuant to which 500,000 Series B Warrant Shares will vest and become exercisable from time to time upon the opening of each medical center under the Advisory Agreement for which the Advisor provides services, other than two initial medical centers. The Series B Warrant is exercisable, to the extent vested, until the later of five years from the date of issuance or one year from vesting of the applicable Series B Warrant Shares and is redeemable with respect to vested Warrant Shares at a price of $0.01 per Warrant Share if the price of the Common Stock equals or exceeds $18.00 per share, or $0.10 per Warrant Share if the price of the Common Stock equals or exceeds $10.00 per share, in each case when such price conditions are satisfied for any 20 trading days within a 30-trading day period and subject to certain adjustments and conditions as described in the Series B Warrant. In the event that the Series B Warrant is called for redemption by the Company, the Advisor may pay the exercise price for the Series B Warrant Shares six months following the notice of redemption by the Company. Additionally, each of the Warrants is exercisable on a cashless basis.

Investor Rights Agreement

The Merger Agreement provides that, at the closing of the Acquisition, the Seller, Dr. Ralph de la Torre, the Chairman, Chief Executive Officer and principal equityholder of the Seller Parties (“RDLT”), Dr. Michael Callum, the Executive Vice President for Physician Services and an equityholder of the Seller Parties (“MC”), and certain other equityholders of the Seller (collectively, the “Investor Parties”) and the Company will enter into an investor rights agreement in the form attached as Exhibit I to the Merger Agreement (the “Investor Rights Agreement”). The Investor Rights Agreement provides, among other things, that RDLT will have the right to designate an individual (in his discretion) to serve on the Board, subject to the continuing satisfaction of certain conditions, including that RDLT maintains beneficial ownership of at least 50% of the Initial Share Consideration distributed to him immediately following the closing of the Acquisition (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares), and following the issuance of the Earnout Share Consideration, RDLT will have the right to designate one additional individual (in his discretion) to serve on the Board, subject to the continuing satisfaction of certain conditions, including that RDLT maintains

2022 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

beneficial ownership of at least 50% of the Earnout Share Consideration distributed to him immediately following the issuance thereof (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares). The Investor Rights Agreement also provides that until six months following the date a nominee of or affiliate of RDLT ceases to serve on the Board, RDLT and MC will be required to vote any Company securities beneficially owned by them in accordance with the recommendation of the Board at any meeting of Company stockholders or written consent of Company stockholders, subject to certain exceptions, including exceptions for votes related to (i) the issuance of the Company’s equity securities, other than in connection with an incentive plan or issuances, the proceeds of which will be used to repay indebtedness, (ii) a change in control of the Company under certain circumstances, or (iii) any stockholder proposal. RDLT and MC will also be subject to standstill restrictions that prohibit the acquisition of additional equity interests in the Company and certain other actions related to voting equity securities, and certain of the Investor Parties will be subject to lockup provisions that restrict the sale of the Company’s Class A Common Stock in excess of 4% of the total outstanding Class A Common Stock immediately following the closing of the Acquisition, or the encumbrance of any Class A Common Stock held by such Investor Parties, in each case for one year, subject to certain exceptions. In addition, the Investor Rights Agreement provides for certain rights of first offer, co-sale rights and preemptive rights, in each case as set forth in the Investor Rights Agreement, and provides for certain registration rights, including certain demand registration rights, piggyback registration rights and shelf registration rights following the closing of the Acquisition, in each case subject to the restrictions contained in Investor Rights Agreement.

Indemnification Arrangements

We have entered into indemnification agreements with each of our directors and executive officers, which provide for indemnification and advancements of certain expenses and costs if the basis of the indemnitee’s involvement in a matter was by reason of the fact that the indemnitee is or was a director, officer, employee or agent of the Company or any of its subsidiaries or was serving at the Company’s request in an official capacity for another entity, in each case to the fullest extent permitted by the laws of the State of Delaware.

Related Party Transactions Policy

In connection with the Business Combination Closing, the Board adopted a written related party transactions policy. The policy provides that officers, directors (or nominees to become a director), holders of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of, person sharing the household of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with the Company (including any subsidiary or entity in which the Company or any subsidiary has a 50% or greater interest, or voting power or profits) without the prior consent of the audit committee, or other independent members of the Board in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for the Company to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the general counsel of the Company for review and, if the general counsel determines that the proposed transaction is a related person transaction and is material to the Company, they will submit the proposed transaction to the audit committee for their consideration and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.

34

PROPOSAL NO. 1 - ELECTION OF CLASS I DIRECTORS

There are three directors in class I with terms of office expiring at the Annual Meeting. Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, [            ], [            ], and [            ] as nominees for election as directors at the Annual Meeting. Each of the nominees possesses the qualifications, qualities, skills, and other expertise necessary to serve on our Board. If elected at the Annual Meeting, each of these nominees would serve until the 2025 annual meeting of stockholders or until their successor has been duly elected and qualified, or, if sooner, until their earlier death, resignation, retirement, disqualification, or removal. [            ], [            ] and [            ] are currently directors of CareMax, and each of them was appointed by our Board. For additional information regarding these nominees, please see the “Management and Corporate Governance” section above. Each person nominated for election has agreed to serve if elected, and CareMax’s management has no reason to believe that any nominee will be unable to serve.

Vote Required for Approval

Each director is elected by a plurality of the votes of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the three nominees who receive the largest number of votes cast “For” such nominees are elected as directors. You may vote “For” or “Withhold” authority to vote for each of the nominees of the Board. Any shares voted “Withhold” and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the election. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS, UPON RECOMMENDATION OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES NAMED ABOVE.

2022 PROXY STATEMENT

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as our Company’s independent registered public accounting firm for the year ending December 31, 2022. Representatives of PwC and WithumSmith+Brown, PC (“Withum”), who served as our independent registered public accounting firm for the year ending December 31, 2021, are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Although our Audit Committee charter and current law, rules, and regulations require our Audit Committee to engage, retain, and supervise our independent registered public accounting firm, our Board and Audit Committee value the opinions of our stockholders and consider the selection of such firm to be an important matter of stockholder concern. The selection of PwC is accordingly submitted for ratification of stockholders as a matter of good corporate practice. If the stockholders fail to ratify this selection, our Audit Committee will re-evaluate such appointment, taking into consideration our stockholders’ vote. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of our Company and stockholders.

Change in Independent Registered Public Accounting Firm in 2022

The Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The Audit Committee invited several independent registered public accounting firms, including Withum, which had served as the Company’s independent registered public accounting firm since 2020, to participate in this process.

Following a competitive review and receipt of proposals from the independent registered public accounting firms that participated in the process, on February 11, 2022 the Audit Committee authorized the dismissal of Withum as the Company’s independent registered public accounting firm, effective following the completion of Withum’s audit of and the issuance of its report on the consolidated financial statements of the Company for the fiscal year ended December 31, 2021, to be included in the Company’s Annual Report on Form 10-K for such period, and upon the filing of the Annual Report with the SEC. Withum was notified of the dismissal on February 11, 2022.

No previous audit report of Withum on the Company’s consolidated financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that Withum’s report on the consolidated financial statements of the Company’s predecessor, Deerfield Healthcare Technology Acquisitions Corp. (the “Predecessor”), as of December 31, 2020 and for May 8, 2020 (inception) through December 31, 2020 included an explanatory paragraph describing the uncertainty of the Predecessor’s ability to continue as a going concern.

During the Company’s engagement of Withum, there were no (i) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the matter in their report or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided Withum with a copy of this disclosure and requested Withum furnish the Company with a letter addressed to the SEC stating whether Withum agrees with the statements made herein. A copy of Withum’s letter, dated February 16, 2022, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2022.

In conjunction with a request for proposal and competitive review of other independent registered public accounting firms noted above, also on February 11, 2022, the Audit Committee appointed PwC to serve as the Company’s independent registered public accounting firm for the fiscal year 2022.

36

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During the Company’s two most recent fiscal years and the subsequent interim period, neither the Company nor anyone on its behalf consulted PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by PwC to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Principal Accountant Fees and Services

Withum acted as our independent registered public accounting firm for each of the fiscal years ended December 31, 2021 and 2020. The table below sets forth the aggregate fees billed by Withum in 2021 and 2020.

	2021	2020

Audit Fees	$675,845	$164,800

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	—	—

Total	$675,845	$164,800

Vote Required for Approval

The ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions, broker non-votes and the failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Annual Meeting will have no effect on the approval of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

2022 PROXY STATEMENT

PROPOSAL NO. 3 - APPROVAL OF THE NASDAQ STOCK ISSUANCE PROPOSAL

The consideration to be paid by CareMax in connection with the Acquisition of Steward Value-Based Care will consist of: (i) a cash payment of $25.0 million, subject to customary adjustments, and (ii) 23,500,000 shares (the “Initial Share Consideration”), subject to adjustment, of the Company’s Class A Common Stock, which the Seller will distribute to its equityholders immediately following the closing of the Acquisition. Immediately following the closing of the Acquisition, the equityholders of Seller are expected to own, in the aggregate, approximately 21% of the Company’s Class A Common Stock. In addition, the Merger Agreement provides that, following the closing, upon the Company’s effective conversion of 100,000 Medicare patients from the Seller Parties’ Medicare network to risk-based, value-based care arrangements with a Medical Expense Ratio of less than 85% for two consecutive calendar quarters, the Company will issue the Seller, for immediate distribution to its equityholders, a number of shares of Class A Common Stock (the “Earnout Share Consideration” and together with the Initial Share Consideration, the “Share Consideration”) that, when added to the Initial Share Consideration, would have represented 41% of the issued and outstanding shares of the Company’s Class A Common Stock as of the closing of the Acquisition, in each case after giving effect to issuances of Class A Common Stock between the closing of the Acquisition and June 30, 2023 in connection with the exercise of warrants to purchase Class A Common Stock outstanding as of the Closing Date, the potential earnout under the Company’s June 2021 Business Combination and any forfeitures, surrenders or other dispositions to the Company of Class A Common Stock outstanding as of the Closing Date. If not previously issued, the Earnout Share Consideration will also be issuable upon a Change in Control (as defined in the Merger Agreement) of the Company.

In addition to the Share Consideration, at the closing of the Acquisition the Company will issue to certain equityholders of the Seller shares of a newly designated series of preferred stock of the Company, which will provide for voting rights to such Seller equityholders, until the earlier of (i) the two year anniversary of the closing of the Acquisition and (ii) the issuance of the Earnout Share Consideration, in an amount equivalent to the voting rights of the Earnout Share Consideration distributable to such Seller equityholders on certain discrete matters where such Seller equityholders are permitted to vote the Company’s securities in their discretion under the Investor Rights Agreement.

At closing, the Company will also pay the Seller an amount equal to the value of the Targets’ accounts receivable attributable to Medicare value-based payments for the period between January 1, 2021 and the closing, minus the amount of such payments payable to the affiliate physicians of the Targets, and subject to an advance rate that the Company’s lenders may finance (the “Financed Net Pre-Closing Medicare AR”). In order to fund the Financed Net Pre-Closing Medicare AR payment, the Company may draw all or part of the delayed draw term loans under its existing Credit Agreement, dated May 10, 2022 (the “Credit Agreement”), or the Company may secure alternative financing therefore as permitted under the Credit Agreement. The Seller Parties will pay any costs associated with the financing of the Financed Net Pre-Closing Medicare AR. Following the determination of the final amount of accounts receivable attributable to Medicare value-based payments for the periods between January 1, 2021 and December 31, 2021 and January 1, 2022 and the closing, respectively, if such amounts are greater than the portion of the Financed Net Pre-Closing Medicare AR attributable to such periods paid at closing, the Company will pay the Seller Parties the difference between such final amounts and the Financed Net Pre-Closing Medicare AR, minus the amount of such payments payable to the affiliate physicians of the Targets.

The terms of the Acquisition are complex and only briefly summarized above. For further information, please see the full text of the Merger Agreement, which is attached to this proxy statement as Annex A. The discussion herein is qualified in its entirety by reference to the Merger Agreement.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(a).

Under Nasdaq Listing Rule 5635(a)(1), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Collectively, we may issue 20% or more of our outstanding Class A Common Stock or 20% or more of the voting

38

PROPOSAL NO. 3 - APPROVAL OF THE NASDAQ STOCK ISSUANCE PROPOSAL

power, in each case outstanding before the issuance, pursuant to the issuance Class A Common Stock in connection with the Acquisition.

Effect of the Acquisition on Current Stockholders

If the Nasdaq Stock Issuance Proposal is adopted and the Acquisition is consummated, (i) 23,500,000 shares of Class A Common Stock will initially be issued in connection with the Acquisition and (ii) if the Earnout Share Consideration is earned, we will issue the number of shares of Class A Common Stock that would have represented, together with the Initial Share Consideration, 41% of the issued and outstanding shares of the Company’s Class A Common Stock as of the closing of the Acquisition, after giving effect to issuances of Class A Common Stock between the closing of the Acquisition and June 30, 2023 (the “True-Up Date”) in connection with the exercise of warrants to purchase Class A Common Stock outstanding as of the Closing Date, the potential earnout under the Company’s June 2021 Business Combination (the “de-SPAC Earnout Shares”) and any forfeitures, surrenders or other dispositions to the Company of Class A Common Stock outstanding as of the Closing Date (“True-Up Issuances”).

The Initial Share Consideration is also subject to a true-up with respect to True-Up Issuances. Within five (5) business days following the True-Up Date, the Company will calculate the number of shares of Class A Common Stock (such number of shares, the “True Up Shares”) that, immediately after the issuance thereof, would have represented 21.0% of the issued and outstanding shares of Class A Common Stock as of the Closing Date, after giving effect to any True-Up Issuances. If the number of shares of Class A Common Stock constituting the Initial Share Consideration exceeds the number of shares of Class A Common Stock constituting the True Up Shares, the Seller will forfeit to the Company the number of shares of Class A Common Stock in excess of the True Up Shares. If the number of shares of Class A Common Stock constituting the Initial Share Consideration is less than the number of shares of Class A Common Stock constituting the True Up Shares, then the Company will issue to the Seller the number of shares of Class A Common Stock equal to the True Up Shares minus the Initial Share Consideration (the “True Up Share Consideration”).

Assuming that the Company does not issue any True-Up Issuances, we anticipate that approximately 37,282,828 shares of Class A Common Stock would be issued as Earnout Share Consideration and no shares of Class A Common Stock would be issued as True Up Share Consideration. If all currently outstanding warrants to purchase Class A Common Stock are exercised utilizing cash and the de-SPAC Earnout Shares are earned between the Closing Date and June 30, 2023, we anticipate that approximately 44,822,838 shares of Class A Common Stock would be issued as Earnout Share Consideration and approximately 4,267,748 shares of Class A Common Stock would be issued as True Up Share Consideration. If all currently outstanding warrants to purchase Class A Common Stock that permit cashless exercise are exercised utilizing such method assuming a share price of $19.00 and the de-SPAC Earnout Shares are earned between the Closing Date and June 30, 2023, we anticipate that approximately 41,240,955 shares of Class A Common Stock would be issued as Earnout Share Consideration and approximately 2,048,771 shares of Class A Common Stock would be issued as True Up Share Consideration.

In addition to the Share Consideration, at the closing of the Acquisition the Company will issue to certain equityholders of the Seller shares of a newly designated series of preferred stock of the Company, which will provide for voting rights to such Seller equityholders, until the earlier of (i) the two year anniversary of the closing of the Acquisition and (ii) the issuance of the Earnout Share Consideration, in an amount equivalent to the voting rights of the Earnout Share Consideration distributable to such Seller equityholders on certain discrete matters where such Seller equityholders are permitted to vote the Company’s securities in their discretion under the Investor Rights Agreement.

Vote Required to Approve the Stock Issuance

The approval of the Nasdaq Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions, broker non-votes and the failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Annual Meeting will have no effect on the approval of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ STOCK ISSUANCE PROPOSAL.

2022 PROXY STATEMENT

INFORMATION ABOUT THE MERGER

The discussion in this proxy statement of the Merger is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference.

General Description of the Merger

On May 31, 2022 (the “Execution Date”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among (i) the Company, (ii) Sparta Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub I”), (iii) Sparta Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub II”), (iv) Sparta Merger Sub III Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub III” and, together with Merger Sub I and Merger Sub II, “Merger Subs” and each a “Merger Sub”), (v) Sparta Merger Sub I LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger LLC I”), (vi) Sparta Merger Sub II LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger LLC II”), (vii) Sparta Merger Sub III LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger LLC III” and, together with Merger LLC I and Merger LLC II, “Merger LLCs” and each a “Merger LLC”), (viii) Sparta Sub Inc., a Delaware corporation (“SACN Holdco”), (ix) SNCN Holdco Inc. a Delaware corporation (“SNCN Holdco”), (x) SICN Holdco Inc. a Delaware corporation (“SICN Holdco” and, collectively with SACN Holdco, SNCN Holdco, Steward National Care Network, Inc. (“SNCN”), Steward Integrated Care Network, Inc. (“SICN”), and Steward Accountable Care Network, Inc. (“SACN”), each a “Target” and, collectively, the “Targets”), (xi) Sparta Holding Co. LLC, a Delaware limited liability company (the “Seller”), and (xii) Steward Health Care System LLC, a Delaware limited liability company (“Parent” and, together with the Seller, the “Seller Parties”), pursuant to which the Company will acquire the Medicare value-based care business of the Seller Parties (the “Business”).

Before entering into the Merger Agreement, for the purpose of effecting the transactions contemplated thereby, CareMax formed three corporations as wholly-owned subsidiaries—Sparta Merger Sub I Inc., Sparta Merger Sub II Inc. and Sparta Merger Sub III Inc. In addition, CareMax formed three limited liability companies as wholly-owned subsidiaries—Sparta Merger Sub I LLC, Sparta Merger Sub II LLC, and Sparta Merger Sub III LLC. Before entering into the merger agreement, for the purpose of effecting the transactions contemplated thereby, SACN Holdco, SNCN Holdco and SICN Holdco were formed by the Seller Parties to hold the assets of the Steward Value-Based Care business.

Upon satisfaction or waiver of the conditions to closing in the Merger Agreement, the parties will concurrently merge (i) Merger Sub I with and into SACN Holdco, with SACN Holdco as the surviving corporation, (ii) Merger Sub II with and into SNCN Holdco, with SNCN Holdco as the surviving corporation and (iii) Merger Sub III with and into SICN Holdco, with SICN Holdco as the surviving corporation (subclauses (i), (ii), and (iii), collectively, the “Initial Merger”). Immediately following the Initial Merger, the parties will merge (i) SACN Holdco with and into Merger LLC I, with Merger LLC I as the surviving company, (ii) SNCN Holdco with and into Merger LLC II, with Merger LLC II as the surviving company, and (iii) SICN Holdco with and into Merger LLC III, with Merger LLC III as the surviving company (subclauses (i), (ii) and (iii), collectively, the “Final Merger” and, together with the Initial Merger, the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Merger, the Merger LLCs will survive as wholly owned subsidiaries of the Company.

Following the Transactions, the Company will serve as the exclusive value-based management services organization across the Seller Parties’ Medicare network. The Business currently includes approximately 170,000 patients, including approximately 50,000 Medicare Advantage patients, approximately 112,000 Medicare Shared Savings Program (“MSSP”) patients and approximately 9,000 Direct Contracting patients.

Parties to the Merger

CareMax, Inc. (the “Company”)

1000 NW 57 Court, Suite 400

Miami, FL 33126

(305) 425-9999

The Company is a Delaware corporation and is a technology-enabled care platform providing value-based care and chronic disease management to seniors. The Company operates medical centers that offer a comprehensive suite of healthcare and

40

INFORMATION ABOUT THE MERGER

social services, and a proprietary software and services platform that provides data, analytics, and rules-based decision tools and workflows for physicians across the United States.

Sparta Merger Sub I Inc. (“Merger Sub I”)

1000 NW 57 Court, Suite 400

Miami, FL 33126

(305) 425-9999

Merger Sub I is a Delaware corporation and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger. In the Initial Merger, Merger Sub I will be merged with and into SACN Holdco, and thereafter Merger Sub I will cease to exist.

Sparta Merger Sub II Inc. (“Merger Sub II”)

1000 NW 57 Court, Suite 400

Miami, FL 33126

(305) 425-9999

Merger Sub II is a Delaware corporation and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger. In the Initial Merger, Merger Sub II will be merged with and into SNCN Holdco, and thereafter Merger Sub II will cease to exist.

Sparta Merger Sub III Inc. (“Merger Sub III”)

1000 NW 57 Court, Suite 400

Miami, FL 33126

(305) 425-9999

Merger Sub III is a Delaware corporation and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger. In the Initial Merger, Merger Sub III will be merged with and into SICN Holdco, and thereafter Merger Sub III will cease to exist.

Sparta Merger Sub I LLC (“Merger LLC I”)

1000 NW 57 Court, Suite 400

Miami, FL 33126

(305) 425-9999

Merger LLC I is a Delaware limited liability company and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger. In the Final Merger, SACN Holdco will merge with and into Merger LLC I, with Merger LLC I surviving the Final Merger as a wholly owned subsidiary of the Company.

Sparta Merger Sub II LLC (“Merger LLC II”)

1000 NW 57 Court, Suite 400

Miami, FL 33126

(305) 425-9999

Merger LLC II is a Delaware limited liability company and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger. In the Final Merger, SNCN Holdco will merge with and into Merger LLC II, with Merger LLC II surviving the Final Merger as a wholly owned subsidiary of the Company.

Sparta Merger Sub III LLC (“Merger LLC III”)

1000 NW 57 Court, Suite 400

Miami, FL 33126

(305) 425-9999

2022 PROXY STATEMENT

INFORMATION ABOUT THE MERGER

Merger LLC III is a Delaware limited liability company and wholly-owned subsidiary of the Company formed solely for the purpose of consummating the Merger. In the Final Merger, SICN Holdco will merge with and into Merger LLC III, with Merger LLC III surviving the Final Merger as a wholly owned subsidiary of the Company.

Sparta Sub Inc. (“SACN Holdco”)

1900 N. Pearl Street, Suite 2400

Dallas, TX 75201

(469) 341-8800

SACN Holdco is a Delaware corporation, which owns certain assets pertaining to the Steward Value-Based Care business. In the Final Merger, SACN Holdco will be merged with and into Merger LLC I, and thereafter SACN Holdco will cease to exist.

SNCN Holdco Inc.

1900 N. Pearl Street, Suite 2400

Dallas, TX 75201

(469) 341-8800

SNCN Holdco is a Delaware corporation, which owns certain assets pertaining to the Steward Value-Based Care business. In the Final Merger, SNCN Holdco will be merged with and into Merger LLC II, and thereafter SNCN Holdco will cease to exist.

SICN Holdco Inc.

1900 N. Pearl Street, Suite 2400

Dallas, TX 75201

(469) 341-8800

SICN Holdco is a Delaware corporation, which owns certain assets pertaining to the Steward Value-Based Care business. In the Final Merger, SICN Holdco will be merged with and into Merger LLC III, and thereafter SICN Holdco will cease to exist.

Sparta Holding Co. LLC

1900 N. Pearl Street, Suite 2400

Dallas, TX 75201

(469) 341-8800

The Seller is a Delaware limited liability company which was formed for the purpose of holding the equity interests in SACN Holdco, SNCN Holdco and SICN Holdco.

Steward Health Care System LLC

1900 N. Pearl Street, Suite 2400

Dallas, TX 75201

(469) 341-8800

Parent is a Delaware limited liability company that is among the nation’s largest and most successful accountable care organizations (ACO), with more than 6,600 providers and 43,000 health care professionals who care for 12.3 million patients a year through a closely integrated network of hospitals, multispecialty medical groups, urgent care centers, skilled nursing facilities and behavioral health centers. Based in Dallas, Parent currently operates 39 hospitals across Arizona, Arkansas, Florida, Louisiana, Massachusetts, Ohio, Pennsylvania, Texas, and Utah.

Background to the Acquisition

The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of CareMax and Parent. The following is a brief discussion of the background of these negotiations, the Merger Agreement and the Mergers. The following chronology summarizes certain key events and contacts that led to the signing of the Merger Agreement. It does not purport to catalogue every conversation among CareMax and Parent.

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INFORMATION ABOUT THE MERGER

As part of its oversight function, the Board and CareMax management regularly review and assess, among other things, CareMax’s long-term strategic plans and opportunities, the competitive environment for CareMax’s business, including dynamics surrounding Medicare Advantage and other similar value-based care healthcare delivery models, and CareMax’s short- and long-term performance, with the primary goal of enhancing stockholder value.

As participants in the value-based care industry, members of management of CareMax and Parent would, from time to time, engage in discussions regarding their business and industry.

In early Fall 2021, members of Parent management approached members of CareMax management to inform them that Parent was interested in discussing potential transactions involving Steward Value-Based Care. On October 4, 2021, CareMax and Parent entered into a mutual confidentiality agreement to facilitate such discussions; the confidentiality agreement did not contain a standstill provision.

Following the entrance into the confidentiality agreement, members of Parent management provided members of CareMax management with certain initial information regarding Steward Value-Based Care to allow CareMax to begin to evaluate a potential transaction involving Steward Value-Based Care.

In early November 2021, members of CareMax management, including Messrs. Carlos de Solo and Alberto de Solo, the President and Chief Executive Officer, and Chief Operating Officer, respectively, of CareMax, and Parent management, including Dr. Ralph de la Torre and Mr. Rubén José King-Shaw Jr., the Chairman, Chief Executive Officer and controlling equityholder, and Chief Strategy Officer, respectively, of Parent, met to discuss CareMax, Steward Value-Based Care, and what a combination of the businesses could entail.

On November 16, 2021, CareMax verbally engaged Goldman Sachs to serve as its financial advisor with respect to the potential transaction involving Steward Value-Based Care.

For the remainder of November 2021 through mid-December 2021, members of CareMax management and representatives of Goldman Sachs continued discussions with members of Parent management and representatives of SVB Securities LLC (“SVB Securities”), Parent’s financial advisor, regarding a potential transaction involving CareMax and Steward Value-Based Care, including potential structures for such a transaction. During this time, members of Parent management informed CareMax that CareMax would be invited to submit a proposal for a transaction involving Steward Value-Based Care.

On December 20, 2021, CareMax delivered to Parent a non-binding proposal to acquire Steward Value-Based Care for an initial purchase price of $50.0 million cash, assuming the initial conversion of the management of 10,000 Medicare-enrolled patients from Steward Value-Based Care to CareMax, together with additional payments comprising cash and performance based Common Stock units, with terms to be agreed, that would be earned upon the subsequent conversion of the management of Medicare-enrolled patients from Steward Value-Based Care to CareMax and the achievement of a medical loss ratio of at least 74%. CareMax also proposed that it would receive a call option to acquire certain physician group practices of Parent, also on terms to be agreed.

Following receipt of CareMax’s initial non-binding proposal, members of CareMax and Parent management and representatives of Goldman Sachs and SVB Securities held various discussions regarding the terms of CareMax’s proposal and its competitiveness with other proposals received by Parent for Steward Value-Based Care. Members of Parent management and representatives of SVB Securities indicated that Parent would need time to evaluate the strategic proposals that Parent received and that Parent would provide additional feedback in January on its desired transaction structure and request revised non-binding bids.

On January 3, 2022, representatives of Goldman Sachs and SVB Securities held a conference call to discuss a new transaction structure for CareMax to acquire Steward Value-Based Care in the form of upfront cash and stock consideration and earnout consideration with a significant stock component. Representatives of SVB Securities also provided CareMax with instructions for submitting a revised proposal by Monday, January 10, 2022.

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INFORMATION ABOUT THE MERGER

On January 10, 2022, CareMax delivered to Parent a revised non-binding proposal to acquire Steward Value-Based Care for an initial purchase price of $125.0 million, comprising $25.0 million cash and $100.0 million in CareMax Class A Common Stock issued at a valuation of $10 per share, as well as three additional payment tranches of 12.0 million, 16.0 million and 23.0 million shares of CareMax Class A Common Stock that would be earned and issued upon the conversion of the management of 150,000, 300,000 and 450,000 Medicare-enrolled patients from Steward Value-Based Care to risk-based, value-based care arrangements with CareMax, respectively. CareMax also proposed that it would receive a call option to acquire certain physician group practices of Parent, also on terms to be agreed and that Seller would receive the right to designate one member of the Board.

Between January 10, 2022 and January 14, 2022, members of CareMax and Parent management and representatives of Goldman Sachs and SVB Securities held various discussions regarding CareMax’s revised non-binding proposal to acquire Steward Value-Based Care and, on January 14, 2022, agreed to in principle to a further revised non-binding proposal to acquire Steward Value-Based Care with the same initial consideration as the January 10, 2022 proposal, but with four additional payment tranches of 12.0 million, 10.0 million, 12.0 million and 17.0 million shares of CareMax Class A Common Stock that would be earned and issued upon the conversion of the management of 125,000, 225,000, 325,000 and 450,000 Medicare-enrolled patients from Steward Value-Based Care to risk-based, value-based care arrangements with CareMax, respectively.

On January 18, 2022, CareMax and Parent entered into an exclusivity agreement pursuant to which Parent agreed to exclusively negotiate with CareMax for the sale of Steward Value-Based Care through April 3, 2022, subject to certain extension provisions. The exclusivity agreement continued to be extended through the execution of the Merger Agreement.

Following the entrance into the exclusivity agreement until the parties entered into the Merger Agreement, CareMax and its representatives engaged in extensive due diligence of Steward Value-Based Care, including through a review of materials provided by Parent in virtual data rooms and pursuant to calls and meetings held between representatives of the parties.

On February 25, 2022, Sidley Austin LLP (“Sidley”), counsel to Parent, provided an initial draft of the Merger Agreement to DLA Piper LLP (US) (“DLA Piper”), counsel to CareMax.

On February 25, 2022, the Board held a regularly scheduled meeting at which management provided the Board with information on the status of negotiations to acquire Steward Value-Based Care in advance of an upcoming special meeting to discuss the potential transaction.

On March 2, 2022, the Board held a special meeting to discuss the potential transaction, at which representatives of Goldman Sachs and DLA Piper were present. At the meeting, members of CareMax management reviewed in detail the proposed terms of the transaction and management’s plan for due diligence of Steward Value-Based Care. At the meeting, representatives from Goldman Sachs presented preliminary valuation perspectives for the transaction. Also at the special meeting, the Board established a special transaction committee (the “Special Committee”) comprised of directors Bryan Cho, Jose Rodriguez and Randy Simpson, to assist the Board in exercising its oversight responsibilities in connection with the transaction.

On March 18, 2022, the Special Committee met with members of CareMax management to receive an update on the potential transaction, including a discussion of the initial draft of the Merger Agreement received from Parent’s counsel and CareMax’s planned response.

On March 18, 2022, DLA Piper provided a revised draft of the Merger Agreement to Sidley.

On March 22, 2022, Sidley provided a revised draft of the Merger Agreement to DLA Piper.

On March 25, 2022, the Special Committee met with members of CareMax management and representatives of DLA Piper to receive an update on the potential transaction, including a discussion of the revised draft of the Merger Agreement received from Parent’s counsel and CareMax’s planned response.

On March 26, 2022, DLA Piper provided Sidley with a list of material issues raised in their March 22, 2022 draft of the Merger Agreement.

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INFORMATION ABOUT THE MERGER

On March 28, 2022, members of management of CareMax, including Messrs. Carlos and Alberto de Solo, and Parent, including Dr. de la Torre and Mr. King-Shaw Jr., as well as representatives from Goldman Sachs, SVB Securities, DLA Piper, Sidley and McDermott Will & Emery LLP, healthcare regulatory counsel to Parent (“MWE”), met at the offices of DLA Piper in Miami, Florida to discuss the material issues list previously provided by DLA Piper. Among the items discussed at the meeting was the criteria for the conversion of the management of Medicare-enrolled patients from Steward Value-Based Care to CareMax, which would trigger the issuance of additional shares of CareMax Class A Common Stock. During these discussions, the parties agreed in principle to a revised structure of the transaction consideration in order to align the parties’ interests as to when to convert the management of Medicare-enrolled patients from Steward Value-Based Care to CareMax. The revised transaction structure provided for an increase in the amount of CareMax Class A Common Stock to be issued at the initial closing from $100.0 million to $235.0 million, in each case issued at a valuation of $10.00 per share, and a decrease in the additional tranches of CareMax Class A Common Stock to be issued from four additional tranches totaling 51.0 million shares upon the conversion of the management of 125,000, 225,000, 325,000 and 450,000 Medicare-enrolled patients from Steward Value-Based Care to risk-based, value-based care arrangements with CareMax, to one additional tranche of 37.5 million shares upon the conversion of the management of 100,000 Medicare-enrolled patients from Steward Value-Based Care to risk-based, value-based care arrangements with CareMax and such patients achieving a Medical Expense Ratio of less than 85% for two consecutive calendar quarters. The 23.5 million shares of CareMax Class A Common Stock to be issued at the initial closing implied an approximately 21% ownership interest in CareMax pro forma for such issuance and the additional 37.5 million shares of CareMax Class A Common Stock to be issued in the additional tranche implied an aggregate approximately 41% ownership interest in CareMax pro forma for such issuances.

On April 1, 2022, the Board held a special meeting to discuss the potential transaction, at which representatives of Goldman Sachs and DLA Piper were present. At the meeting, members of CareMax management reviewed in detail the revised transaction structure that had been agreed to in principle at the March 28, 2022 meeting with Parent. At the meeting, representatives from Goldman Sachs presented preliminary valuation perspectives for the revised transaction structure. The Board determined that the revised structure terms mitigated a substantial risk to the transaction and instructed CareMax management to continue to proceed with the potential transaction on such terms.

Also on April 1, 2022, the Special Committee met with members of CareMax management and representatives of Goldman Sachs and DLA Piper to receive an update on the potential transaction, including a discussion of the governance terms that the Board would require in the Investor Rights Agreement. The governance terms included the terms and conditions of the Board representation that was proposed to be provided to Parent and restrictions on Seller’s voting and disposition rights with respect to the shares of CareMax Class A Common Stock that were proposed to be issued in the transaction, which restrictions were designed to protect CareMax’s stockholders from influence of Seller’s equityholders holding a large minority interest in CareMax.

Throughout the month of April, the Special Committee met regularly with members of CareMax management and representatives of DLA Piper, Goldman Sachs and other third-party diligence providers engaged by CareMax to review the status of negotiations with Parent and the results of due diligence, as well as to discuss the terms of the Merger Agreement, Investor Rights Agreement and other transaction documents.

On April 3, 2022, DLA Piper provided a draft governance term sheet to Sidley. On April 5, 2022, Sidley provided a revised draft of the governance term sheet to DLA Piper.

Also on April 5, 2022, DLA Piper provided a revised draft of the Merger Agreement to Sidley and MWE, which incorporated the revised structure terms from the March 28, 2022 meeting. On April 8, 2022, Sidley provided a revised draft of the Merger Agreement to DLA Piper.

Between April 8, 2022 and April 19, 2022, representatives of the parties continued discussions regarding transaction terms.

On April 19, 2022, DLA Piper provided Sidley and MWE with a list of material issues raised in their April 8, 2022 draft of the Merger Agreement.

On April 20, 2022, members of management of CareMax, including Messrs. Carlos and Alberto de Solo, and Parent, including Dr. de la Torre and Mr. King-Shaw Jr., as well as representatives from Goldman Sachs, SVB Securities, DLA Piper, Sidley and

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INFORMATION ABOUT THE MERGER

MWE met at the offices of Parent in Dallas, Texas to discuss the Merger Agreement material issues list previously provided by DLA Piper and the governance term sheet. In particular, the discussions focused on specific ways in which the number of shares of CareMax Class A Common Stock to be issued to Parent would be calculated, including providing dilution protection for Parent with respect to certain issuances of CareMax Class A Common Stock, as well as restrictions of voting and disposition of such shares following issuance.

Between April 20, 2022 and May 23, 2022, DLA Piper, Sidley and MWE exchanged several drafts of the Merger Agreement and the related ancillary documents to be entered into or agreed upon in connection with the transaction, and engaged in negotiations regarding the terms of the Merger Agreement and such other ancillary transaction documents.

On April 29, 2022, the Board held a regularly scheduled meeting, at which representatives of DLA Piper were present. At the meeting, members of CareMax management provided the Board with an update on the current status of negotiations with Parent and began to review with the Board management’s initial plans to operate Steward Value-Based Care if the potential transaction were to close.

On May 3, 2022, the Board held a special meeting to discuss the potential transaction, at which representatives of Goldman Sachs and DLA Piper were present. At the meeting, members of CareMax management provided the Board with a detailed review of the Steward Value-Based Care business and management’s initial plans to operate the Steward Value-Based Care business and integrate it with the legacy CareMax business if the potential transaction were to close.

On May 6, 2022, the Board held a special meeting to discuss the potential transaction, at which representatives of Goldman Sachs and DLA Piper were present. At the meeting, the Board received reports from third-party advisors that had been retained by CareMax to perform a quality of earnings review and conduct financial due diligence on the Steward Value-Based Care business, as well as to perform a healthcare regulatory compliance review of the Steward Value-Based Care business. In addition, representatives of Goldman Sachs provided the Board with updated valuation materials based on the then-current financial modeling that had been prepared by CareMax management, which took into account due diligence and integration planning to date.

In early May 2022, members of the Board and CareMax management began to discuss with representatives of Deerfield Partners, L.P. (“Deerfield”), the sponsor of the special purpose acquisition company through which CareMax became a public company and an approximately 20% holder of CareMax Class A Common Stock, whether Deerfield would enter into the Support Agreement to agree to vote such shares in favor of the potential transaction. The Board had previously invited Deerfield to designate two observers to attend, but not vote at, certain meetings of the Board and Board committees and otherwise participate in discussions with members of the Board and CareMax management regarding operational and strategic matters, and such observers had participated in various meetings regarding the potential transaction.

On May 16, 2022, DLA Piper provided a draft of the Support Agreement that had been received from Sidley to counsel to Deerfield. On May 24, 2022, counsel to Deerfield provided a revised draft of the Support Agreement to DLA Piper, which DLA Piper subsequently provided to Sidley. Between May 24, 2022 and the signing of the Merger Agreement and Support Agreement, DLA Piper, Sidley and Katten Muchin Rosenman LLP, outside counsel to Deerfield, circulated numerous drafts of the Support Agreement and participated in negotiations with members of management of CareMax, Parent and Sidley to finalize the terms of the such agreement.

On May 20, 2022, DLA Piper provided a draft of the Investor Rights Agreement to Sidley, which reflected the terms discussed at the April 20, 2022 meeting in Dallas. Between May 20, 2022 and the signing of the Merger Agreement, DLA Piper and Sidley circulated numerous drafts of the Investor Rights Agreement and participated in negotiations with members of management of CareMax and Parent and representatives of Deerfield to finalize the terms of the such agreement.

On May 20, 2022, the Board held a regularly scheduled meeting, at which representatives of Goldman Sachs and DLA Piper were present. At the meeting, members of CareMax management discussed with the Board an updated financial model for the potential transaction, which had been prepared based on the completion of due diligence and refinement of management’s plans for integration of Steward Value-Based Care into CareMax. Members of CareMax management also discussed the strategic rationale for the transaction and the potential benefits and risks of the transaction to CareMax and its stockholders, and reviewed applicable diligence findings. Representatives of Goldman Sachs reviewed the financial and strategic aspects of the potential transaction, including valuation considerations regarding each of CareMax and Steward

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INFORMATION ABOUT THE MERGER

Value-Based Care. Representatives of DLA Piper updated the Board on the status of negotiations and described in detail the then-current terms of the Merger Agreement, Investor Rights Agreement, Support Agreement and related transaction documents. During the meeting, the Board engaged in a lengthy discussion of the potential benefits, risks and uncertainties of the proposed acquisition of Steward Value-Based Care, including with respect to integration of Steward Value-Based Care with both CareMax and the legacy CareMax business. At the conclusion of the meeting, the Board directed CareMax management and its advisors, including Goldman Sachs and DLA Piper, to move forward with negotiating the potential transaction on the terms described to the Board.

On May 23, 2022, the Board held a special meeting to analyze and consider further the potential transaction, at which representatives of Goldman Sachs and DLA Piper were present. At the meeting, members of CareMax management provided the Board with an update on the status of negotiations and terms of the Merger Agreement. Representatives of Goldman Sachs reviewed the financial and strategic aspects of the potential transaction, including discussing the various financial methodologies used in Goldman Sachs’ analysis. Representatives of DLA Piper updated the Board on the status of negotiations and described in detail the proposed terms of the Merger Agreement, Investor Rights Agreement, Support Agreement and related transaction documents, including matters relating to the proposed post-closing relationship with Parent, which the Board discussed in detail. Representatives of DLA Piper also discussed the regulatory requirements for approval of the potential transaction and reviewed the fiduciary duties of directors in connection with their evaluation of the potential transaction. Representatives of DLA Piper also reviewed for the Board the results of DLA Piper’s due diligence review. During the meeting, the Board engaged in further discussion of the potential benefits, risks and uncertainties of the proposed acquisition of Steward Value-Based Care and the ways in which the potential transaction had been structured to mitigate such risks where possible. At the conclusion of the meeting, the Board unanimously expressed the view that the proposed acquisition of Steward Value-Based Care offered significant benefits to CareMax and its stockholders and directed CareMax management and its advisors, including Goldman Sachs and DLA Piper, to move forward with negotiating the final aspects of the transaction relating to the proposed post-closing relationship with Parent on the terms described to the Board and to seek to finalize transaction terms as promptly as practicable.

On May 24, 2022, the Board held a special meeting to consider the proposed transaction and the entry into the Merger Agreement, at which representatives of Goldman Sachs and DLA Piper were present. Members of CareMax management provided the Board with an update on the status of the final negotiations and terms of the Merger Agreement. Representatives of Goldman Sachs reviewed with the Board Goldman Sachs’ financial analysis summarized below under “—Opinion of the Financial Advisor to CareMax” and delivered to the Board an oral opinion, subsequently confirmed by delivery of a written opinion dated as of May 31, 2022, that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review set forth in such opinion, the consideration to be paid by CareMax pursuant to the Merger Agreement was fair from a financial point of view to CareMax. Representatives of DLA Piper reviewed the fiduciary duties of the directors in connection with their evaluation of the potential transaction and summarized the proposed final terms of the Merger Agreement and related transaction documents. After considering the proposed terms of the Merger Agreement and related transaction documents and the presentations of Goldman Sachs and DLA Piper, and taking into consideration the matters discussed during that meeting and prior meetings of the Board, including the anticipated benefits and the potential risks and uncertainties related to the potential transaction, and after considering the factors described under “—Reasons for the Acquisition,” the Board unanimously determined that the Mergers, the Merger Agreement and the transactions contemplated thereby (including the issuance of shares of CareMax Class A Common Stock and Series A Preferred Stock pursuant to the Merger Agreement) are advisable and fair to and in the best interests of CareMax and its stockholders, and the Board unanimously approved and adopted the Merger Agreement and the transactions contemplated thereby and determined to recommend that CareMax stockholders approve the issuance of shares of CareMax Class A Common Stock pursuant to the Merger Agreement.

Over the course of the next week, the parties and their advisors worked to finalize the ancillary transaction documents and to revise the Merger Agreement to reflect that a corporate reorganization to spin-off the Steward Value-Based Care business from Parent would be completed as a condition to closing the transaction, as opposed to being completed prior to signing the Merger Agreement, as had been contemplated in prior drafts of such agreement.

The parties executed the Merger Agreement and the Support Agreement late in the evening of May 31, 2022. Early in the morning of June 1, 2022, CareMax and Parent issued a joint press release announcing the parties’ execution of the Merger Agreement and CareMax filed a Current Report on Form 8-K with the SEC describing the Merger Agreement and furnishing an investor presentation regarding the transaction. In addition, on June 1, 2022, representatives of CareMax and Parent conducted an investor conference call to announce the Merger Agreement.

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INFORMATION ABOUT THE MERGER

CareMax’s Reasons for the Acquisition

In reaching its determination that the Merger Agreement and the Acquisition (including the issuance of shares of CareMax Class A Common Stock and Series A Preferred Stock pursuant to the Merger Agreement) are advisable and fair to and in the best interests of CareMax and its stockholders, and to recommend that CareMax stockholders vote “FOR” the Nasdaq Stock Issuance Proposal described in this proxy statement, the Board consulted and received advice from its external financial and legal advisors and from CareMax’s management and considered a number of factors, including the following material factors:

•	the Board’s view of each of CareMax’s and Steward Value-Based Care’s business, operations, financial condition, earnings and prospects;

•

the Board’s assessment, informed through information obtained through due diligence, that Steward Value-Based Care’s business, operations, risk profile and geographic footprint complement those of CareMax, and that the Acquisition would enable CareMax to serve an expanded population and position CareMax for continued growth;

•

the Board’s review and discussion with CareMax management and third-party advisors concerning CareMax’s due diligence investigation of the operations, financial condition and regulatory compliance programs of Steward Value-Based Care;

•

the Board’s assessment of the benefits of the immediate growth in managed patients of approximately 170,000 patients, including approximately 50,000 Medicare Advantage enrolled patients, approximately 112,000 MSSP enrolled patients and approximately 9,000 direct contract entity (“DCE”) enrolled patients, making CareMax one of the largest senior-focused MSOs in the U.S. with significant patient density in seven new states;

•

the strategic rationale for the Acquisition, including that the Acquisition is expected to unlock an embedded addressable market across Parent’s Medicare enrolled patients, including the potential for further long-term upside to CareMax due to the opportunity to convert non-full-risk Medicare Advantage, MSSP and fee-for-service Medicare contracts to Medicare Advantage full-risk contracts;

•

the Board’s belief of the anticipated pro forma financial impact of the Acquisition on CareMax, including the belief that the Acquisition will be immediately accretive to CareMax revenue and Adjusted EBITDA;

•

the Board’s assessment that the Earnout Share Consideration is structured in a manner to align and incentivize Parent’s and CareMax’s interests as to when to convert the management of Medicare-enrolled patients from Steward Value-Based Care to CareMax;

•

the Board’s belief that the additional managed patients gained through the Acquisition could accelerate CareMax’s de novo strategy by seeding de novo centers with providers who have scaled value-based care panels, therefore eliminating or significantly reducing the amount of time a de novo center takes to reach profitability and expediting the center’s ramp in medical performance;

•

the Board’s belief that the corporate governance terms agreed to in the Investor Rights Agreement protect CareMax stockholders from the influence of Seller’s equityholders holding a large minority interest in CareMax;

•

the oral opinion of Goldman Sachs, subsequently confirmed in writing, rendered to the Board that, as of May 31, 2022 and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Goldman Sachs as set forth in the written opinion, the consideration to be paid by CareMax pursuant to the Merger Agreement was fair from a financial point of view to CareMax. Such opinion is more fully described below under “Opinion of the Financial Advisor to CareMax”;

•

the Board’s review with CareMax’s outside legal advisor, DLA Piper, of the terms and conditions of the Merger Agreement, the Investor Rights Agreement and the other transaction documents, including the representations, covenants, deal protection and termination provisions, tax treatment, closing conditions and post-Closing governance and commercial matters;

•	the agreement by Deerfield, a holder of approximately 20% of CareMax’s Class A Common Stock, to vote in favor of the Transaction; and

•	the regulatory and other approvals required in connection with the Acquisition and the expectation that such approvals would be received in a timely manner and without unacceptable conditions.

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INFORMATION ABOUT THE MERGER

In the course of its deliberations, the Board also considered potential risks related to the Acquisition, but ultimately concluded that the anticipated benefits of the Acquisition are likely to substantially outweigh these risks. These potential risks considered included:

•

the potential inability of CareMax to obtain stockholder approval of the Nasdaq Stock Issuance Proposal as required by the Merger Agreement and the potential that other conditions to the closing of the Acquisition contemplated by the Merger Agreement may not be satisfied;

•	the possibility of events, changes, or other circumstances that could give rise to the termination of the Merger Agreement;

•	the possibility of encountering challenges in successfully integrating CareMax and the Steward Value-Based Care business;

•	the possible diversion of CareMax management’s attention from CareMax’s legacy business operations;

•	risks related to CareMax’s reliance on Parent after the closing of the Acquisition;

•	the possibility that the financial and strategic benefits expected to be achieved in the Acquisition may not be obtained on a timely basis or at all;

•	that the Acquisition will dilute the voting power of the current stockholders of CareMax;

•	risks related to Seller’s equityholders holding a large minority interest in CareMax;

•	that CareMax may incur significant integration related non-recurring expenses following the consummation of the Acquisition; and

•	that the Acquisition may involve unexpected costs, liabilities, or delays.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather includes the material factors considered. In reaching its decision that the Merger Agreement and the Acquisition are advisable and fair to and in the best interests of CareMax and its stockholders, and to recommend that CareMax stockholders vote “FOR” the Nasdaq Stock Issuance Proposal set forth in this proxy statement, and in light of the number and wide variety of factors considered in connection with its evaluation, the Board did not consider it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weights to the factors considered, and individual members of the Board may have given different weight to different factors. The Board considered all these factors as a whole, including through its discussions with CareMax’s management and financial and legal advisors, in evaluating the Merger Agreement and the Acquisition.

It should be noted that this explanation of the reasoning of the Board and all other information presented in this section is forward looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” on page 1 of this proxy statement.

Certain Unaudited Prospective Financial Information

CareMax does not, as a matter of course, publicly disclose forecasts or internal projections as to future performance, revenues, earnings, financial condition or other results given, among other reasons, the inherent uncertainty of the underlying assumptions and estimates, other than, from time to time, estimated ranges of certain expected financial results and operational metrics for the current year and certain future years in regular earnings press releases and other investor materials.

However, CareMax is including in this proxy statement certain limited unaudited prospective financial information for CareMax, Steward Value-Based Care and the combined company, that was made available to the CareMax Board and to CareMax’s financial advisor, Goldman Sachs, in connection with the Acquisition (collectively, the “prospective financial information”). A summary of certain significant elements of this information is set forth below and is included in this proxy statement solely for the purpose of providing holders of CareMax Common Stock access to certain nonpublic information that was provided to the CareMax Board in its evaluation of the Acquisition and also was provided to Goldman Sachs, CareMax’s financial advisor, for its use and reliance in connection with its financial analyses and opinion as described in the section entitled “Opinion of the Financial Advisor to CareMax” beginning on page 54 of this proxy statement.

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INFORMATION ABOUT THE MERGER

CareMax Prospective Financial Information

The following table presents a summary of the unaudited prospective financial information with respect to CareMax (“CareMax Prospective Financial Information”) that was used, at the direction of CareMax management, in certain analyses in connection with Goldman Sachs’ fairness opinion to the CareMax Board.

$ in millions	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	Terminal Year

CareMax Revenue	$561	$606	$720	$947	$1,169	$1,324	$1,442	$1,550	$1,644	$1,719	$1,771	$1,771

CareMax Adjusted EBITDA(1)	$35	$41	$49	$58	$84	$126	$161	$184	$206	$226	$244	$244

(-) De Novo Losses(1)	(7)	(29)	(37)	(15)	0	0	0	0	0	0	0	0

(-) Stock-Based Compensation	(6)	(8)	(9)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(11)

(-) CareMax Depreciation and Amortization	(20)	(23)	(25)	(26)	(26)	(26)	(26)	(22)	(16)	(11)	(5)	(5)

(-) Taxes(2)	(0)	0	0	(1)	(12)	(23)	(32)	(40)	(47)	(53)	(59)	(59)

Net Operating Profit After Tax	$1	$19	$(22)	$4	$35	$66	$92	$112	$132	$152	$169	$169

(+) CareMax Depreciation and Amortization	20	23	25	26	26	26	26	22	16	11	5	5

(+/-) CareMax Change in Net Working Capital	(3)	(3)	(3)	(4)	(4)	(4)	(3)	(3)	(2)	(1)	(1)	(1)

(-) CareMax Capital Expenditures	(11)	(9)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)

(-) CareMax Other Cash Flow Adjustments(3)	(25)	(25)	(24)	(25)	(26)	(28)	(29)	(25)	(21)	(16)	(11)	0

Unlevered Free Cash Flow	$(18)	$(33)	$(29)	$(4)	$25	$56	$81	$101	$121	$140	$158	$168

Net Operating Loss (NOL) Cash Flow Impact(4)		$1	$1	$2	$8	$11	$0	$0	$0	$0	$0

(1)	Adjusted EBITDA as defined by the Company excludes de novo center operating losses up to 18 months after opening and stock-based compensation.
(2)	Assumes 26% Tax Rate.
(3)

Other Cash Flow Adjustments reflect CareMax management adjustments to EBITDA, which primarily include acquisition related costs, de novo pre-opening costs, and other non-recurring or non-core expenses deemed one-time in nature.

(4)	Assumes FY2021 Federal Net Operating Losses (NOLs) of $60mm and FY2021 Florida NOLs of $61mm.

The above prospective financial information with respect to CareMax was extrapolated from the CareMax Prospective Financial Information prepared by CareMax management. The CareMax Prospective Financial Information assumed continued growth in CareMax’s existing centers, including growth in Medicare membership, Medicare risk adjustment revenues, and Adjusted EBITDA, as well as the opening of 15 de novo centers in 2022 and additional de novo centers beyond 2022. Each of CareMax’s de novo centers is expected to generate Adjusted EBITDA and free cash flow losses for two to three years, on average, before breaking even and reaching a Platform Contribution margin of approximately 20% at maturity. As a result, consolidated CareMax unlevered free cash flow is expected to be negative in the near-term forecast period before approaching breakeven in 2025, and increasing to $158 million by 2032.

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Steward Value-Based Care Prospective Financial Information

The following table presents a summary of the unaudited prospective financial information with respect to Steward Value-Based Care (“Steward Prospective Financial Information”) that was used, at the direction of CareMax management, in certain analyses in connection with Goldman Sachs’ fairness opinion to the CareMax Board.

$ in millions	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	Terminal Year

Steward Revenue	$46	$210	$270	$1,645	$3,041	$3,330	$3,647	$3,935	$4,181	$4,375	$4,505	$4,505

Steward Adjusted EBITDA	$13	$19	$37	$109	$202	$282	$408	$446	$483	$517	$549	$549

(-) Stock-Based Compensation (1)	0	0	0	0	0	0	0	0	0	0	0	0

(-) Steward Depreciation and Amortization	(5)	(8)	(9)	(10)	(10)	(11)	(12)	(10)	(9)	(7)	(5)	(5)

(-) Taxes (2)	(2)	(3)	(7)	(26)	(50)	(70)	(103)	(113)	(123)	(133)	(141)	(141)

Net Operating Profit After Tax	$6	$8	$21	$73	$142	$200	$293	$322	$350	$378	$402	$402

(+/-) Change in Net Working Capital	(3)	(2)	(4)	(1)	(1)	(1)	(1)	(1)	(2)	(2)	(2)	(2)

(-) Financed Net Pre-Closing Medicare Accounts Receivable	(43)	(29)	0	0	0	0	0	0	0	0	0	0

(+/-) Non-Cash Distribution Adjustment	1	0	0	(0)	(0)	(0)	(0)	(0)	(0)	(0)	0	0

(-) Steward Capital Expenditures	(2)	(3)	(4)	(4)	(4)	(4)	(5)	(5)	(5)	(5)	(5)	(5)

Unlevered Free Cash Flow	$(35)	$(18)	$22	$78	$147	$206	$299	$326	$353	$378	$401	$400

(1)	Assumes no Stock-Based Compensation for standalone analysis.
(2)	Assumes 26% Tax Rate.

The above prospective financial information with respect to Steward Value-Based Care was extrapolated from the Steward Prospective Financial Information prepared by CareMax management. The Steward Prospective Financial Information assumed contractual changes to existing Medicare Advantage contracts leading to Revenue growth as contracts flip to partial-risk and ultimately full-risk by FY2026; Revenue continues to grow to reach $4.5 billion in FY2032 as medical performance matures. EBITDA increases as contracts flip to full-risk, medical performance improves, and CareMax captures additional operating leverage to generate 12% EBITDA margins by 2032. CareMax assumed Financed Net Pre-Closing Medicare A/R, at Closing, of $72 million will be released to the corresponding lender as A/R is received. As a result, Steward unlevered free cash flow is expected to be negative in the near-term forecast period before approaching breakeven in 2024, and increasing to $401 million by 2032.

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INFORMATION ABOUT THE MERGER

Combined Company Prospective Financial Information

The following table presents a summary of the unaudited prospective financial information with respect to the combined company (“Pro Forma Prospective Financial Information”) that was used, at the direction of CareMax management, in certain analyses in connection with Goldman Sachs’ fairness opinion to the CareMax Board.

$ in millions	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	Terminal Year

Total Revenue	$607	$816	$990	$2,592	$4,210	$4,655	$5,089	$5,485	$5,826	$6,094	$6,276	$6,276

Adjusted EBITDA(1)	48	60	87	166	286	408	570	630	688	744	793	793

(-) De Novo Losses(1)	(7)	(29)	(37)	(15)	0	0	0	0	0	0	0	0

(-) Stock-Based Compensation	(6)	(11)	(13)	(29)	(38)	(37)	(37)	(37)	(37)	(37)	(37)	(37)

(-) Depreciation and Amortization	(25)	(31)	(34)	(36)	(37)	(37)	(38)	(32)	(25)	(18)	(10)	(10)

(-) Taxes(2)	(2)	0	(1)	(23)	(55)	(87)	(129)	(146)	(163)	(179)	(194)	(194)

Net Operating Profit After Tax	$7	$(11)	$2	$64	$157	$247	$366	$415	$463	$509	$551	$551

(+) Depreciation and Amortization	25	31	34	36	37	37	38	32	25	18	10	10

(+/-) Change in Net Working Capital	(6)	(5)	(8)	(5)	(5)	(5)	(4)	(4)	(3)	(3)	(2)	(2)

(-) Financed Net Pre-Closing Medicare Accounts Receivable	(43)	(29)	0	0	0	0	0	0	0	0	0	0

(+/-) Non-Cash Distribution Adjustment	1	0	0	(0)	(0)	(0)	(0)	(0)	(0)	(0)	0	0

(-) Capital Expenditures	(13)	(13)	(9)	(9)	(9)	(9)	(10)	(10)	(10)	(11)	(11)	(11)

(-) CareMax Other Cash Flow Adjustments(3)	(25)	(25)	(24)	(25)	(26)	(28)	(29)	(25)	(21)	(16)	(11)	0

Unlevered Free Cash Flow	$(54)	$(52)	$(4)	$61	$152	$242	$360	$407	$453	$498	$538	$549

Net Operating Loss (NOL) Cash Flow Impact(4)		$1	$2	$14	$0	$0	$0	$0	$0	$0	$0

(1)	Adjusted EBITDA as defined by the Company excludes de novo center operating losses up to 18 months after opening and stock-based compensation.
(2)	Assumes 26% Tax Rate.
(3)

Other Cash Flow Adjustments reflect CareMax management adjustments to EBITDA, which primarily include acquisition related costs, de novo pre-opening costs, and other non-recurring or non-core expenses deemed one-time in nature.

(4)	Assumes FY2021 Federal Net Operating Losses (NOLs) of $60mm and FY2021 Florida NOLs of $61mm.

The above prospective financial information with respect to CareMax was extrapolated from the Pro Forma Prospective Financial Information prepared by CareMax management. The Pro Forma Prospective Financial Information assumed no synergies. As a result of CareMax de novo center growth and Steward’s Financed Net Pre-Closing A/R, Pro Forma unlevered free cash flow is expected to be negative in the near-term forecast period before approaching breakeven in 2025, and increasing to $538 million by 2032.

The inclusion of any of the foregoing information should not be regarded as an indication that any of CareMax, Steward Value-Based Care, Goldman Sachs, their respective representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such.

This information was not prepared for external use and is subjective in many respects. While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to CareMax, Steward Value-Based Care and the combined company, all of which are difficult to predict and many of which are beyond CareMax’s or

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Steward Value-Based Care’s control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. CareMax can give no assurance that the unaudited prospective financial information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. Actual results may differ materially from those set forth above, and important factors that may affect actual results and cause the unaudited prospective financial information to be inaccurate include, but are not limited to, risks and uncertainties relating to CareMax and Steward Value-Based Care’s business, industry performance, general business and economic conditions (including in connection with the COVID-19 pandemic) and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the sections entitled “Risk Factors Related to the Acquisition, Merger Agreement” and “Cautionary Statement Regarding Forward-Looking Statements” beginning on pages 69 and 1, respectively, of this proxy statement.

The unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with U.S. GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The unaudited prospective financial information included in this document has been prepared by, and is the responsibility of, the Company’s management. Neither CareMax’s nor Steward Value-Based Care’s respective independent registered public accounting firms, nor any other independent accountants, have audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The reports of CareMax’s and Steward Value Based-Care’s respective independent registered public accounting firms included or incorporated by reference in this proxy statement relate to previously issued financial statements and do not extend the prospective financial information and should not be read to do so. Certain of the prospective financial information may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. No reconciliation of non-GAAP financial measures in the information set forth above to GAAP measures was created or used in connection with the Acquisition.

Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. CareMax does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the unaudited prospective financial information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions. None of CareMax, Steward Value-Based Care, Goldman Sachs, or their respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any shareholder of CareMax or other person regarding CareMax’s or Steward Value-Based Care’s ultimate performance compared to the information contained in the unaudited prospective financial information or that the forecasted results will be achieved. The inclusion of the unaudited prospective financial information herein should not be deemed an admission or representation by CareMax, Steward Value-Based Care, Goldman Sachs or any other person that it is viewed as material information of CareMax or Steward Value-Based Care, particularly in light of the inherent risks and uncertainties associated with such forecasts. The summary of the unaudited prospective financial information included above is not being included to influence your decision whether to vote in favor of the Nasdaq Stock Issuance Proposal or any other proposal to be considered at the Annual Meeting, but is being provided solely because it was made available to the CareMax Board and CareMax’s financial advisor in connection with the Acquisition.

In light of the foregoing, and considering that the Annual Meeting will be held several months after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in any forecasted information, CareMax stockholders are cautioned not to place unwarranted reliance on such information, and CareMax urges all CareMax stockholders to review CareMax’s most recent SEC filings for a description of CareMax’s reported financial results. See “Where You Can Find More Information” beginning on page 97 of this proxy statement.

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INFORMATION ABOUT THE MERGER

Opinion of the Financial Advisor to CareMax

Goldman Sachs rendered its opinion to CareMax’s Board that, as of May 31, 2022 and based upon and subject to the factors and assumptions set forth therein, the aggregate consideration consisting of (i) (a) $25,000,000, plus (b) the Net Pre-Closing Medicare AR (as defined in the Merger Agreement), if any, minus (c) the Reorganization Note Amount (as defined in the Merger Agreement), minus (d) Transaction Expenses (as defined in the Merger Agreement and calculated as of immediately prior to the closing of the transaction), minus (e) Indebtedness (as defined in the Merger Agreement and calculated as of immediately prior to the closing of the transaction) (the “Cash Payment”), (ii) 23,500,000 shares of CareMax Class A Common Stock deliverable at the closing of the transaction (the “Initial Share Consideration”), and (iii) the Earnout Share Consideration, if issuable, in accordance with Section 1.13 of the Merger Agreement together with the Cash Payment and the Initial Share Consideration, the “Consideration”) to be paid for all of the issued and outstanding shares of capital stock of the Targets’ Shares (as defined in Goldman Sachs’ opinion) was fair from a financial point of view to CareMax.

The full text of the written opinion of Goldman Sachs, dated May 31, 2022, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of CareMax’s Board in connection with its consideration of the transaction. The Goldman Sachs opinion is not a recommendation as to how any holder of CareMax’s Common Stock should vote with respect to the transaction or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the Merger Agreement;

•	annual reports to stockholders and Annual Reports on Form 10-K of CareMax for the years ended December 31, 2020 and December 31, 2021;

•

CareMax’s Registration Statement on Form S-1, including the prospectus contained therein dated July 15, 2020 relating to CareMax’s initial public offering and CareMax’s Registration Statement on Form S-1 (and any amendments thereto), including the final prospectus dated May 20, 2022 relating to CareMax’s continuous offering;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of CareMax;

•	certain other communications from CareMax to its stockholders;

•	certain publicly available research analyst reports for CareMax;

•	unaudited financial statements for the Targets, in each case, for the years ended December 31, 2019, December 31, 2020 and December 31, 2021;

•

certain internal financial analyses and forecasts for CareMax and certain financial analysis and forecasts for the Targets, in each case, prepared by CareMax management, and approved for Goldman Sachs’ use by CareMax (the “Forecasts”); and

•

certain analyses prepared by the management of CareMax related to the expected utilization by CareMax of certain net operating loss carryforwards of CareMax (the “NOL Forecasts”), as approved for Goldman Sachs’ use by CareMax.

Goldman Sachs also held discussions with members of the senior managements of CareMax, the Targets and the Seller Parties regarding their assessment of the strategic rationale for, and the potential benefits of, the transaction and the past and current business operations, financial condition and future prospects of the Targets and CareMax; reviewed certain financial and stock market information for CareMax and certain financial information for the Targets with similar financial and stock market information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations involving companies providing primary care healthcare services; and performed such other studies and analyses, and considered such other factors, as Goldman Sachs deemed appropriate.

For purposes of rendering its opinion, Goldman Sachs, with CareMax’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with CareMax’s consent that the Forecasts and the NOL Forecasts were reasonably prepared on a

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basis reflecting the best currently available estimates and judgments of the management of CareMax. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Targets, CareMax, or any of their subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. In addition, with CareMax’s consent, Goldman Sachs assumed that there will be no adjustments to (i) the Cash Payment in accordance with Section 1.11(c) or Section 1.11(d) of the Merger Agreement, (ii) the Initial Share Consideration in accordance with Section 1.15 of the Merger Agreement or (iii) the Earnout Share Consideration in accordance with Section 1.13 of the Merger Agreement. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the transaction will be obtained without any adverse effect on CareMax or the Targets or on the expected benefits of the transaction in any way meaningful to Goldman Sachs’ analysis. Goldman Sachs also assumed that the transaction will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis. Goldman Sachs also assumed that there will not be an acceleration of the obligation to deliver the Earnout Share Consideration as a result of a Change in Control (as defined in the Merger Agreement) of CareMax or otherwise.

Goldman Sachs’ opinion does not address the underlying business decision of CareMax to engage in the transaction or the relative merits of the transaction as compared to any strategic alternatives that may be available to CareMax; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to CareMax, as of the date of the opinion, of the Consideration to be paid by CareMax. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement or the transaction or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the transaction, including, without limitation, any ongoing obligations of CareMax, the Reorganization (as defined in the Merger Agreement), the Medicare AR Financing (as defined in the Merger Agreement), any allocation of the Consideration, the fairness of the transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of CareMax; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of CareMax, the Seller Parties or the Targets, or class of such persons in connection with the transaction, whether relative to the Consideration to be paid by CareMax for all of the Targets’ Shares pursuant to the Merger Agreement, or otherwise. Goldman Sachs’ opinion was necessarily based on economic, monetary market and other conditions, as in effect on, and the information made available to it as of the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs. In addition, Goldman Sachs does not express any opinion as to the prices at which shares of Class A Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on CareMax, the Seller Parties or the Targets or the transaction, or as to the impact of the transaction on the solvency or viability of CareMax, the Seller Parties or the Targets or the ability of CareMax, the Seller Parties or the Targets to pay their respective obligations when they come due.

Summary of Material Financial Analyses

The following is a summary of the material financial analyses delivered by Goldman Sachs to the CareMax Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 27, 2022, the last trading day before the public announcement of the transaction, and is not necessarily indicative of current market conditions.

For purposes of its analyses, Goldman Sachs calculated $319.8 million as the implied market value of the Consideration, derived using the May 27, 2022 closing price per share of $4.85 for the portion of the Consideration consisting of CareMax’s Class A Common Stock and, based on the estimates provided by the management of CareMax and approved for Goldman Sachs’ use, and with CareMax’s consent, Goldman Sachs assumed that there will be no adjustments to (i) the Cash Payment in accordance with Section 1.11(c) or Section 1.11(d) of the Merger Agreement, (ii) the Initial Share Consideration in accordance with Section 1.15 of the Merger Agreement and (iii) the Earnout Share Consideration in accordance with Section 1.13 of the Merger Agreement.

2022 PROXY STATEMENT

INFORMATION ABOUT THE MERGER

Illustrative Discounted Cash Flow Analysis – Targets Standalone. Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis for the standalone Targets. Using discount rates ranging from 10.0% to 12.0%, reflecting estimates of the standalone Targets’ weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2022 (i) estimates of unlevered free cash flow for the standalone Targets for the years 2022 through 2032 as reflected in the Forecasts and (ii) a range of illustrative terminal values for the standalone Targets, which were calculated by applying perpetuity growth rates ranging from 2.5% to 3.5%, to a terminal year estimate of the free cash flow to be generated by the standalone Targets, as reflected in the Forecasts. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including the Targets’ target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Targets, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the Forecasts and market expectations regarding long-term economic growth of gross domestic product and inflation. Goldman Sachs derived ranges of standalone illustrative enterprise values for the Targets by adding the ranges of present values it derived as described above. Goldman Sachs derived a range of illustrative standalone enterprise values for the Targets between $2,273 million and $3,449 million.

Illustrative Present Value of Future Enterprise Value Analysis – Targets Standalone. Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future enterprise value of the standalone Targets, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s financial multiples. For this analysis, Goldman Sachs derived a range of illustrative enterprise values for the standalone Targets by multiplying (x) the Targets’ projected 2026 revenue as set forth in the Forecasts by (y) an enterprise value to next twelve-month revenue multiple range of 1.2x to 1.5x. These illustrative enterprise value to revenue multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical multiples for the Selected Companies (as defined below). Goldman Sachs then discounted 2025 enterprise values to March 31, 2022, using an illustrative discount rate of 11.0%, reflecting an estimate of the Targets’ weighted average cost of capital. This analysis implied an enterprise value range of $2,467 million to $3,084 million.

Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to the following selected transactions in the primary care healthcare services industry in the last fifteen years. For each of the selected transactions, Goldman Sachs calculated and compared enterprise value as a multiple of next twelve months’ revenues. While none of the companies that participated in the selected transactions are directly comparable to the Targets, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Targets’ results, market size and services profile.

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Date	Target	Acquiror	Transaction Value ($mm)	NTM EV / Revenue
Jul-21	Doctor’s Medical Center	Cano Health, Inc.	$300	1.5x
Jun-21	University Health Care	Cano Health, Inc.	600	1.7x
Jun-21	Iora Health, Inc.	1Life Healthcare, Inc. (One Medical)	2,100	7.0x
Dec-17	DaVita Medical Group	Optum Inc.	4,900	1.0x	*
Mar-15	Concentra Inc.	Select Medical Corporation and Welsh, Carson, Anderson & Stowe XII, L.P. (“WCAS”)	1,055	NA
Nov-12	Metropolitan Health Networks, Inc.	Humana Inc.	850	NA
Oct-12	MCCI Holdings LLC	Humana Inc.	480	NA
May-12	HealthCare Partners, LLC	DaVita Inc.	4,749	1.6x
Jun-11	Continucare Corporation	Metropolitan Health Networks, Inc.	365	NA
Jun-11	CareMore Health Group	WellPoint, Inc.	800	NA
Nov-10	Concentra Inc.	Humana Inc.	805	NA
Aug-07	Leon Medical Centers Health Plans	HealthSpring, Inc.	355	1.0x
Mar-07	Sierra Health Services, Inc.	UnitedHealth Group Incorporated	2,600	1.4x

*

As a result of underlying business performance and in an effort to expedite the process to obtain FTC Approval of this transaction, the DaVita Medical Group and Optum agreed to amend the transaction agreement and adjust the purchase price from $4,900 to $4,300, which implies a 1.1x NTM EV / Revenue.

Goldman Sachs also derived the range of illustrative enterprise values for the Targets by multiplying (x) the Targets’ projected 2023 revenue set forth in the Forecasts by (y) the precedent transaction enterprise value to revenue multiple range of 1.0x to 7.0x. This analysis implied an enterprise value range of $210 million to $1,468 million.

Illustrative Discounted Cash Flow Analysis – CareMax Standalone. Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis for CareMax. Using discount rates ranging from 10.0% to 12.0%, reflecting estimates of CareMax’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2022 (i) estimates of unlevered free cash flow (taking into account the impact of certain net operating losses per the NOL Forecasts) for CareMax for the years 2022 through 2032 as reflected in the Forecasts and (ii) a range of illustrative terminal values for CareMax, which were calculated by applying perpetuity growth rates ranging from 2.5% to 3.5%, to a terminal year estimate of the free cash flow to be generated by CareMax, Inc., as reflected in the Forecasts. Goldman Sachs derived the discount rates by application of the CAPM, which requires certain company-specific inputs, including CareMax’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for CareMax, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the Forecasts and market expectations regarding long-term economic growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for CareMax by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted, from the range of illustrative enterprise values it derived for CareMax, the projected standalone amount of the net debt of CareMax as of March 31, 2022, as provided by the management of CareMax to derive a range of illustrative equity values for CareMax. Goldman Sachs then divided the range of

2022 PROXY STATEMENT

INFORMATION ABOUT THE MERGER

illustrative equity values it derived by the number of fully diluted outstanding shares of CareMax as of May 27, 2022, as provided by the management of CareMax, to derive a range of illustrative present values per share ranging from $6.41 to $11.66.

Illustrative Present Value of Future Share Price Analysis – CareMax Standalone. Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of CareMax, Inc.’s Class A Common Stock, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s financial multiples. For this analysis, Goldman Sachs derived a range of illustrative enterprise values for the standalone CareMax by multiplying (x) CareMax’s projected 2026 revenue as set forth in the Forecasts by (y) an enterprise value to next twelve-month revenue multiple range of 1.2x to 1.5x. These illustrative enterprise value to revenue multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical trading data for the Selected Companies (as defined below). Goldman Sachs subtracted, from the range of illustrative enterprise values it derived for CareMax, the standalone amount of the projected net debt of CareMax, as provided by CareMax management, to derive range of illustrative standalone equity values for CareMax. Goldman Sachs then divided the results by the number of fully diluted outstanding shares of CareMax’s Common Stock provided by the management of CareMax, to derive a range of implied future values per share of standalone CareMax’s Class A Common Stock. Goldman Sachs then discounted to March 31, 2022, using an illustrative discount rate of 11.4%, reflecting an estimate of CareMax’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for CareMax, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $8.07 to $9.95 per share of CareMax’s Class A Common Stock.

Illustrative Discounted Cash Flow Analysis – Combined Company. Using the CareMax combined company Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis of the combined company, giving effect to the transaction to derive a range of illustrative present values per share of combined company common stock, as of March 31, 2022. Using discount rates ranging from 10.0% to 12.0%, reflecting estimates of CareMax’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2022 (i) estimates of the unlevered free cash flows (taking into account certain net operating losses as set forth in the NOL Forecasts) to be generated by the combined company for the years 2022 through 2032, as reflected in the pro forma combined company Forecasts and (ii) a range of illustrative terminal values for combined company on a pro forma basis as of March 31, 2022, which were calculated by applying perpetuity growth rates ranging from 2.5% to 3.5%, to a terminal year estimate of the free cash flow to be generated by the combined company, as reflected in the Forecasts. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including the combined company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for CareMax, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the combined company Forecasts and market expectations regarding long-term economic growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for the combined company by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted, from the range of illustrative pro forma enterprise values it derived for CareMax, the pro forma amount of the net debt of CareMax as of March 31, 2022, as provided by CareMax management, to derive a range of illustrative equity values for the combined company. Goldman Sachs then divided the range of illustrative pro forma equity values it derived by the number of fully diluted outstanding shares of the combined company common stock, as provided by CareMax management, to derive a range of illustrative present values per share of the combined company common stock for the transaction ranging from $16.39 to $25.84.

Illustrative Present Value of Future Share Price – Combined Company. Goldman Sachs performed an illustrative analysis of the implied present values of illustrative future values per share of CareMax’s Class A Common Stock on a pro forma basis, after giving effect to the transaction, which is designed to provide an indication of the present value of a theoretical future value of the combined company’s common stock. For this analysis, Goldman Sachs derived a range of illustrative enterprise values for the combined company by multiplying (x) the combined company’s projected 2026 revenue as set forth in the Forecasts by (y) an enterprise value to next twelve-month revenue multiple range of 1.2x to 1.5x. The illustrative enterprise value to revenue multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account multiples for the Selected Companies (as defined below). Goldman Sachs subtracted, from the range of illustrative enterprise values it derived, the amount of the projected net debt for the combined company, as provided by CareMax management, to derive range of illustrative standalone equity values for the combined company. Goldman Sachs

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divided the results by the number of fully diluted outstanding shares of CareMax’s Class A Common Stock provided by the management of CareMax for the combined company, to derive a range of implied future values per share of CareMax’s Class A Common Stock on a pro forma basis. Goldman Sachs discounted the implied per share common stock values back to March 31, 2022, using an illustrative discount rate of 11.4%, reflecting an estimate of the combined companies’ cost of equity. Goldman Sachs derived this discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for CareMax, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values per share of Class A Common Stock of the combined company of $19.59 to $24.57.

Selected Public Companies Analysis. For purposes of selecting a reference range of enterprise values to revenues multiples, Goldman Sachs reviewed and compared certain financial information, ratios and public market multiples for the following publicly traded corporations in the primary care healthcare services industry (the “Selected Companies”):

•	Risk-Based Provider Peers:

•	CareMax, Inc.

•	agilon health, inc.

•	Oak Street Health, Inc.

•	1Life Healthcare, Inc. (One Medical)

•	Cano Health, Inc.

•	Privia Health Group, Inc.

•	Tech Enabled Peers:

•	Progyny, Inc.

•	Signify Health, Inc.

•	Evolent Health, Inc.

Although none of the Selected Companies is directly comparable to the Targets, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of the Targets.

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Goldman Sachs also calculated and compared various financial multiples and ratios based on the financial data as of May 27, 2022, information it obtained from SEC filings and IBES and Capital IQ estimates. The multiples and ratios for each of the Selected Companies were based on the most recent publicly available information. With respect to the Selected Companies, Goldman Sachs calculated the enterprise value to revenue multiples for these Selected Companies appear in the table below:

Selected Companies	EV/2022E Revenue	EV/2023E Revenue
CareMax, Inc.	1.0x	0.9x
agilon health, inc.	2.9x	2.0x
Oak Street Health, Inc.	2.4x	1.7x
1Life Healthcare, Inc.	1.5x	1.2x
Cano Health, Inc.	1.4x	1.1x
Privia Health Group, Inc.	1.3x	1.1x
Progyny, Inc.	4.3x	3.2x
Signify Health, Inc.	3.8x	3.1x
Evolent Health, Inc.	2.5x	2.1x

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to CareMax or the Targets or the contemplated transaction.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to CareMax’s Board as to the fairness from a financial point of view to CareMax, as of the date of the opinion, of the Consideration to be paid by CareMax pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of CareMax, the Targets, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecasted.

The Consideration was determined through arm’s-length negotiations between CareMax and the Seller Parties and was approved by CareMax’s Board. Goldman Sachs provided advice to CareMax during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to CareMax or its board of directors or that any specific amount of consideration constituted the only appropriate consideration for the transaction.

As described above, Goldman Sachs’ opinion to CareMax’s Board was one of many factors taken into consideration by CareMax’s Board in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of CareMax, Seller and any of their respective affiliates and third parties, including Deerfield Management, a significant shareholder of CareMax and Steward Health Care Investors, LLC and Ralph de La Torre, significant shareholders of the Parent

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(“Steward Investors”) and any of their affiliates and, as applicable, portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Merger Agreement. Goldman Sachs acted as financial advisor to CareMax in connection with, and participated in certain of the negotiations leading to, the transaction. During the two year period ended May 31, 2022, the Investment Banking Division of Goldman Sachs has not been engaged by CareMax, Seller, Deerfield Management, Steward Investors or any of their affiliates, or, as applicable, portfolio companies, to provide financial advisory or underwriting services for which Goldman Sachs has received compensation. Goldman Sachs also may in the future provide financial advisory and/or underwriting services to CareMax the Seller Parties, the Targets, Deerfield Management, the Steward Investors, or their respective affiliates and, as applicable, portfolio companies, for which the Investment Banking Division of Goldman Sachs may receive compensation. Affiliates of Goldman Sachs also may have co-invested with Deerfield Management and its affiliates from time to time and may have invested in limited partnership units of affiliates of Deerfield Management from time to time and may do so in the future.

The CareMax Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transaction. Pursuant to a letter agreement dated May 5, 2022, CareMax engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transaction. The engagement letter between CareMax and Goldman Sachs provides for an aggregate transaction fee of $8.0 million, $3.0 million of which is contingent and payable upon consummation of the transaction, and the remainder of which is contingent upon the payment of the Earnout Share Consideration (of which $3.0 million is payable upon payment of the Earnout Share Consideration and $2.0 million is payable twelve months thereafter) in connection with the transaction. In addition, CareMax has agreed to reimburse Goldman Sachs for certain of its expenses arising, and indemnify Goldman Sachs against certain liabilities that may arise, out of its engagement.

Board of Directors Following the Acquisition

The Merger Agreement provides that, at the closing of the Transactions (the “Closing”), the Seller, RDLT, MC, and certain other equityholders of the Seller (collectively, the “Investor Parties”) and the Company will enter into the Investor Rights Agreement in the form attached as Exhibit I to the Merger Agreement. The Investor Rights Agreement provides, among other things, that RDLT will have the right to designate an individual (in his discretion) to serve on the Board, subject to the continuing satisfaction of certain conditions, including that RDLT maintains beneficial ownership of at least 50% of the Initial Share Consideration distributed to him immediately following the Closing (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares), and following the issuance of the Earnout Share Consideration, RDLT will have the right to designate one additional individual (in his discretion) to serve on the Board, subject to the continuing satisfaction of certain conditions, including that RDLT maintains beneficial ownership of at least 50% of the Earnout Share Consideration distributed to him immediately following the issuance thereof (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares).

Accounting Treatment

CareMax prepares its financial statements in accordance with U.S. GAAP. The Merger will be accounted for using the acquisition method of accounting. CareMax will be treated as the acquirer for accounting purposes. CareMax will record assets acquired, including identifiable intangible assets, and liabilities assumed from the Sellers at their respective estimated fair values at the date of completion of the Merger. Any excess of the purchase price over the net fair value of such assets and liabilities will be recorded as goodwill.

The financial condition and results of operations of CareMax after completion of the Merger will include the financial condition and results of operations of Steward Value-Based Care after completion of the Merger, but will not be restated retroactively to reflect the historical financial condition or results of operations of Steward Value-Based Care. The earnings of CareMax following completion of the Merger will reflect acquisition accounting adjustments, including the effect of changes in the carrying value for assets and liabilities with respect to depreciation expense and amortization expense. Indefinite-lived intangible assets, including goodwill, will not be amortized but will be tested for impairment at least annually, and all tangible and intangible assets including goodwill will be tested for impairment when certain indicators are present. If, in the future, CareMax determines that indefinite lived intangible assets and goodwill are impaired, CareMax would record an impairment charge at that time.

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Federal Securities Laws Consequences; Stock Transfer Restrictions

The CareMax Class A Common Stock and Series A Preferred Stock to be issued in connection with the Transactions contemplated by the Merger Agreement will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. Accordingly, the shares proposed to be issued in the Merger will be restricted securities and may not be offered or sold by the holders of those shares, absent registration or an applicable exemption from registration requirements.

Material United States Federal Income Tax Consequences of the Merger

There are no material U.S. federal income tax consequences to CareMax’s existing shareholders that will result from the issuance of shares of Class A Common Stock and Series A Preferred Stock in the Merger.

Regulatory Approvals

Under the Hart-Scott-Rodino (“HSR Act”), parties to certain large mergers and acquisitions must file premerger notification and wait for government review. The waiting period under the HSR Act expired on July 18, 2022.

Market Price and Dividends

Our common stock is listed on the NASDAQ Global Select Market under the trading symbol “CMAX.” On May 31, 2022, which was the last trading day before we announced the Acquisition, our common stock closed at $4.68. On August 5, 2022, which was the last trading day before the date of this proxy statement, our common stock closed at $7.23.

Appraisal Rights

Under Delaware law, our stockholders do not have any “dissenters’ rights” or rights to an appraisal of the value of their shares in connection with the Acquisition or the Stock Issuance.

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The discussion in this proxy statement of the terms and conditions of the Merger Agreement is subject to and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference.

The Transactions

Structure and Status of the Transactions

The Merger Agreement contemplates CareMax’s acquisition of Steward Value-Based Care occurring in two steps— the Initial Merger followed by the Final Merger. As a result of the Transactions, the Merger LLCs will survive as wholly owned subsidiaries of the Company.

Our Board has approved the Transactions, including the Stock Issuance, and the other agreements and transactions contemplated by the Merger Agreement.

Completion of the Transactions

Unless the Merger Agreement is earlier terminated in accordance with its terms, and unless the parties otherwise agree, the closing of the Transactions will take place on the second business day following the day the conditions to closing (as described in “The Merger Agreement—Conditions to the Acquisition” below) are satisfied or, if permissible by the Merger Agreement, waived.

On the Closing Date, the parties will cause the Initial Merger and the Final Merger to be consummated by the filing of certificates of merger with the secretary of state of Delaware, such documents to be substantially in the forms attached to the Merger Agreement as Exhibit A (with respect to the Initial Merger) and Exhibit B (with respect to the Final Merger). The Initial Merger and the Final Merger will become effective at the effective times specified in the applicable filings.

Merger Consideration

The aggregate consideration to be paid to the Seller under the Merger Agreement at the Closing consists of (i) a cash payment of $25.0 million, subject to customary adjustments and (ii) 23,500,000 shares, subject to adjustment, of the Company’s Class A Common Stock, which the Seller will distribute to its equityholders immediately following the Closing. Immediately following the Closing, the equityholders of Seller are expected to own, in the aggregate, approximately 21% of the Company’s Common Stock. In addition, the Merger Agreement provides that, following the Closing, upon the Company’s effective conversion of 100,000 Medicare patients from the Seller Parties’ Medicare network to risk-based, value-based care arrangements with a Medical Expense Ratio of less than 85% for two consecutive calendar quarters, the Company will issue the Seller, for immediate distribution to its equityholders, a number of shares of Class A Common Stock that, when added to the Initial Share Consideration, would have represented 41% of the issued and outstanding shares of the Company’s Class A Common Stock as of the Closing, in each case after giving effect to issuances of Common Stock between the Closing and June 30, 2023 in connection with the exercise of warrants to purchase Common Stock outstanding as of the Closing, the potential earnout under the Company’s June 2021 business combination and any forfeitures, surrenders or other dispositions to the Company of Class A Common Stock outstanding as of the Closing. If not previously issued, the Earnout Share Consideration will also be issuable upon a Change in Control of the Company.

In addition to the Share Consideration, at the Closing the Company will issue to certain equityholders of the Seller shares of a newly designated series of preferred stock of the Company, which will provide for voting rights to such Seller equityholders, until the earlier of (i) the two year anniversary of the Closing and (ii) the issuance of the Earnout Share Consideration, in an amount equivalent to the voting rights of the Earnout Share Consideration distributable to such Seller equityholders on certain discrete matters where such Seller equityholders are permitted to vote the Company’s securities in their discretion under the Investor Rights Agreement.

At Closing, the Company will also pay the Seller an amount equal to the value of the Targets’ accounts receivable attributable to Medicare value-based payments for the period between January 1, 2021 and the Closing, minus the amount of such payments payable to the affiliate physicians of the Targets, and subject to an advance rate that the Company’s lenders may

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finance (the “Financed Net Pre-Closing Medicare AR”). In order to fund the Financed Net Pre-Closing Medicare AR payment, the Company may draw all or part of the delayed draw term loans under its existing Credit Agreement, dated May 10, 2022 (the “Credit Agreement”), or the Company may secure alternative financing therefore as permitted under the Credit Agreement. The Seller Parties will pay any costs associated with the financing of the Financed Net Pre-Closing Medicare AR. Following the determination of the final amount of accounts receivable attributable to Medicare value-based payments for the periods between January 1, 2021 and December 31, 2021 and January 1, 2022 and the Closing, respectively, if such amounts are greater than the portion of the Financed Net Pre-Closing Medicare AR attributable to such periods paid at Closing, the Company will pay the Seller Parties the difference between such final amounts and the Financed Net Pre-Closing Medicare AR, minus the amount of such payments payable to the affiliate physicians of the Targets.

Representations and Warranties

The Merger Agreement contains representations and warranties for the Company, Merger Subs, Merger LLCs, the Seller Parties and the Targets related to, but not limited to:

•	organization of each of the Company, each Merger Sub, each Merger LLC, each Seller Party, and each Target;

•

valid authorization of the Company, each Merger Sub, each Merger LLC and each Seller Party to execute and deliver the Merger Agreement and each ancillary agreement, and perform its obligations thereunder;

•	no consents and approvals required for the Acquisition and no violations of applicable law;

•	no litigation pending or threatened against the Seller Parties or the Targets;

•	financial capability of the Company to consummate the Acquisition;

•	each party’s use of a broker in connection with the transactions contemplated by the Merger Agreement and the fees payable to any such broker;

•	issuance of newly issued Class A Common Stock of the Company shall be duly authorized;

•	SEC filings required to be filed shall be timely filed by the Company;

•	completeness of Proxy Statement;

•	the Targets’ compliance with law;

•	capitalization of the Company, each Seller Party and each Target;

•	complete list of each Target’s subsidiaries;

•	the Company’s and each Target’s financial statements;

•	the absence of certain changes or events, including the occurrence of a “material adverse effect” or events or circumstances that would reasonably be expected to have a “material adverse effect”;

•	environmental matters of the Targets;

•	each Target’s material contracts;

•	each Target’s title to properties;

•	regulatory matters of the Targets;

•	information privacy and security compliance of the Targets;

•	labor and employment matters of the Targets;

•	employee benefit plans of the Targets;

•	intellectual property of the Targets;

•	tax returns and taxes of the Targets;

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•	licenses and permits of the Targets;

•	insurance policies of the Targets;

•	affiliate transactions of the Targets;

•	payor programs of the Targets; and

•	accounts receivable of the Targets.

Covenants

The Merger Agreement contains customary covenants of the parties, including, but not limited to, covenants relating to the proxy statement and stockholders’ meeting, the parties’ access to information and confidentiality, further assurances, regulatory filings, public announcements, notices and consents, and tax matters. The parties have further agreed to the following covenants, among others:

Conduct of the Business of the Targets Prior to the Closing of the Merger

The Seller Parties have agreed that, prior to the completion of the Transactions or the termination of the Merger Agreement and except as otherwise contemplated by the Merger Agreement, as required by law or contract, as consented to in writing by the Company, or for the use of available cash to pay certain expenses or indebtedness prior to the closing, the Seller Parties will cause the Targets to use commercially reasonable efforts to (i) conduct their business in the ordinary course and in compliance in all material respects with all applicable laws, (ii) preserve intact their business organization and preserve the present commercial relationships with their employees, customers, vendors and other persons, including without limitation governmental authorities, having significant dealings with the Targets, (iii) maintain the assets of the Targets, in the aggregate, in good repair, order and conditions, ordinary wear and tear excepted and (iv) maintain in full force and effect the Targets’ and each of their subsidiaries’ insurance policies (with substantially the same levels of coverage). In particular, the Seller Parties agreed to cause the Targets not to take a number of specific actions including, but not limited to, the following:

•

sell, transfer, lease, mortgage or otherwise subject to a lien (other than liens permitted by the Merger Agreement) any material portion of the assets or property of the Targets and their subsidiaries, taken as a whole, except in the ordinary course of business;

•	enter into any contract to acquire any business or line of business;

•	modify or amend their organizational documents;

•

make, rescind or change any tax election; change any tax accounting period; adopt or change any tax accounting method; file any amended material tax return; enter into any closing agreement; settle any material tax claim, assessment or liability; surrender any right to claim a refund of material taxes; consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment; or take any other similar action relating to the filing of any material tax return or the payment of any material tax, in each case, except as required by applicable law;

•

except to the extent required to comply with applicable law or the terms of any benefit plan, (A) grant or announce any equity awards or any material increase in the salaries, wages, bonuses, severance, retention, change in control, termination or other compensation and benefits payable to any current or former officers, employees, directors, consultants or other service providers; (B) hire any new employees, unless such hiring is in the ordinary course of business, or conduct any layoffs of a material number of employees or consultants or any employees or consultants entitled by agreement, policy, or practice to any severance payments or benefits; (C) adopt, materially amend, materially increase benefits under, or terminate any benefit plan (including any agreement or plan which would constitute a benefit plan if entered into as of the date of the Merger Agreement) or otherwise take any action to materially amend or waive any performance or vesting criteria or accelerate the vesting, exercisability or funding under any benefit plan; or (D) enter into any collective bargaining agreement or other agreements with unions;

•	make any material change in its accounting or tax reporting methods, principles or policies, other than as required by law or to the extent required to conform with GAAP;

•

other than liens permitted under the Merger Agreement, transfer (or permit the transfer of), issue, sell, pledge, encumber or grant any (A) equity securities, (B) securities convertible into or exchangeable for any equity securities, or any options,

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warrants or rights to acquire any such equity securities or (C) any “phantom” equity, “phantom” equity rights, equity appreciation rights, equity-based performance units or other securities the value of which is derived from the price or value of the equity securities of any of the Targets or their subsidiaries;

•	repurchase or retire for value any equity securities;

•	adopt a plan or agreement of complete or partial liquidation or dissolution;

•

amend or modify in any material respect, renew, terminate or grant any release or waive compliance with the material terms of any material contract in a manner that adversely affects the Targets or any of their subsidiaries or, enter into any new contract that would have been a material contract if entered into prior to the Merger Agreement, in each case, except for contracts entered into, renewed, terminated, amended, released, waived, modified or extended in the ordinary course of business;

•

cancel any debts owed to the Targets or any of their subsidiaries, or waive any claims or rights in favor of the Targets or any of their subsidiaries, except for cancellations made or waivers granted in the ordinary course of business which, in the aggregate, are not material, or commence, settle or compromise any material action;

•

incur, replace, renew, extend, amend or refinance any indebtedness, except for borrowings under, and replacements, renewals, extensions, amendments and refinancings of any existing lines of credit or credit facilities, in each case, in the ordinary course of business and except for any other indebtedness that will be paid in full at the Closing;

•

make any loan to, advance any capital contribution to, or make any investments in, any person, other than advancements of expenses made to employees, directors, consultants and advisors and prepayments made to vendors, in each case in the ordinary course of business or in accordance with an existing contract with such person;

•	make any distribution or declare, pay or set aside any dividend with respect to their equity interests, other than cash dividends or distributions that are paid prior to Closing;

•

make any material capital expenditures or commitments therefor, except in the ordinary course of business and consistent with their capital expenditure budget as in existence as of the date of the Merger Agreement; or

•	authorize, agree, resolve or consent to any of the foregoing.

Conduct of the Business of the Company Prior to the Closing of the Merger Agreement

The Company has agreed that, prior to the completion of the Transactions or the termination of the Merger Agreement and except as otherwise contemplated by the Merger Agreement, as required by law or contract, or as consented to in writing by the Seller, the Company will, and will cause its subsidiaries to (i) conduct their business in the ordinary course and in compliance in all material respects with all applicable laws and (ii) use commercially reasonable efforts to preserve intact their business operations. In particular, the Company agreed not to take a number of specific actions including:

•	modify or amend its charter documents;

•

sell, transfer (other than to a subsidiary) or otherwise subject to a lien (other than liens permitted by the Merger Agreement) any material portion of the assets or property of the Company and its subsidiaries, taken as a whole, except in the ordinary course of business;

•	adopt a plan or agreement of complete or partial liquidation or dissolution; or

•	authorize, agree, resolve or consent to any of the foregoing.

Agreement Not to Solicit Other Offers

From the date of the Merger Agreement through the Closing or the earlier termination of the Merger Agreement, the Seller Parties agreed not to (and to cause the Targets and their subsidiaries not to), directly or indirectly, initiate, encourage (including by means of furnishing or disclosing information), solicit, discuss or negotiate, or continue to encourage (including by means of furnishing or disclosing information), solicit, discuss or negotiate with, directly or indirectly, any person (other than the Company, its affiliates and their respective representatives) concerning any Acquisition Proposal. The Seller agreed to, and agreed to cause the Targets, the Targets’ subsidiaries and their respective affiliates and representatives to, immediately terminate any existing discussions, negotiation, and contacts with third parties (other than the Company, its affiliates, and their respective representatives) regarding any Acquisition Proposal, other than to inform, or cause its representatives to inform, such third parties from which it has already received proposals that it is not in a position to discuss,

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pursue or take any other action in furtherance of such Acquisition Proposals from the date of the Merger Agreement until the closing or the earlier termination of the Merger Agreement. If the Seller or the Targets or any of their respective affiliates or representatives receives an inquiry or proposal from a third party regarding an Acquisition Proposal, the Seller agreed to, and agreed to cause the Targets and its and their representatives to, promptly (i) notify the Company that such inquiry or proposal has been received and (ii) inform such third party that it is not in a position to discuss, pursue or take any other action in furtherance of such inquiry or proposal from the date of the Merger Agreement until the closing or the earlier termination of the Merger Agreement.

For purposes of this section of the Proxy Statement, an “Acquisition Proposal” means any inquiry, proposal or offer from any person (other than the Company, Merger Subs or Merger LLCs) relating to any (i) acquisition (whether in a single transaction or a series of related transactions) of assets of the Targets and their subsidiaries on a stand-alone basis (excluding sales of assets in the ordinary course of business) equal to twenty-five percent (25%) or more of the value of the assets of the Targets and their subsidiaries on a stand-alone basis or to which twenty-five percent (25%) or more of the revenues or earnings of the Targets and their subsidiaries on a stand-alone basis are attributable, (ii) tender offer for, or acquisition (whether in a single transaction or a series of related transactions) of, twenty-five percent (25%) or more of the equity securities of the Targets and their subsidiaries on a stand-alone basis, or (iii) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving a material portion of the Targets and their subsidiaries on a stand-alone basis or involving the assets of the Company and its subsidiaries on a stand-alone basis with a value set forth in clause (i) of this definition; in each case, other than the Transactions or the Reorganization (as defined in the Merger Agreement).

Cooperation with Debt Refinancing

The Seller and the Targets agreed to, and agreed to cause the subsidiaries of the Targets and their respective officers, managers, directors and employees to, use commercially reasonable efforts to provide customary cooperation with the arrangement of the third-party financing by the Company of the Medicare accounts receivable paid by the Company at Closing, as may be reasonably requested by the Company and that is necessary, proper or advisable in connection with the arrangement of such financing to the extent such cooperation does not unreasonably interfere with the business of the Seller.

Call Option

During the period beginning on the date that both (y) CareMax issues to the Seller the Earnout Share Consideration and (z) the enterprise value of CareMax is equal to or greater than $5.0 billion, and ending on the ten (10) year anniversary of the Closing Date, CareMax will have an option to purchase all of the outstanding equity interests of each direct or indirect subsidiary of Parent that is a provider entity practicing medicine (collectively, “SMG”), in one transaction, whether by a purchase of equity or a merger or consolidation involving CareMax or one of its subsidiaries, in either case on a cash-free, debt-free basis and for a purchase price equal to the trailing twelve-month GAAP revenue of SMG.

Conditions to the Acquisition

The respective obligations of the Parties to consummate the Acquisition are subject to the satisfaction of the following conditions as of the Closing Date of the Acquisition:

•	accuracy of certain representations and warranties.

•	performance in all material respects all of their respective obligations required to be performed under the Merger Agreement.

•

no governmental authority having enacted, issued, promulgated, enforced or entered any statute, rule, regulation, order or other notice (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Transactions.

•	the applicable waiting periods under the HSR Act shall have expired or been terminated, and certain other approvals have been obtained.

•	the Company stockholders shall have approved the Nasdaq Stock Issuance Proposal.

•	the Company shall have received the necessary approvals from Nasdaq for the listing of the Class A Common Stock issued as consideration.

2022 PROXY STATEMENT

INFORMATION ABOUT THE MERGER AGREEMENT

The obligations of the Company to consummate the Acquisition are subject to the satisfaction of the following additional conditions as of the Closing Date of the Acquisition:

•	the Seller shall have received release letters from certain persons with respect to the terminations of certain liens.

•	the Seller shall have delivered to the Company executed copies of the ancillary documents

•	the Seller shall have delivered to the Company the reviewed financial statements for the Targets’ most recently completed financial quarter no less than five (5) days prior to Closing.

•	the reorganization of certain Steward Health Care entities shall have occurred.

Termination of the Merger Agreement

The Merger Agreement can be terminated at any time prior to closing in the following circumstances:

•	by mutual written consent of the Company and the Seller.

•	by the Company if:

•

there has been a material violation or material breach by the Seller Parties or the Targets of any covenant, representation or warranty contained in the Merger Agreement, which has prevented or would reasonably be expected to prevent the satisfaction of any condition to the obligations of the Company to complete the Closing and such material violation or material breach has not been waived by the Company or cured within ten (10) business days after receiving written notice thereof from the Company; or

•

the Transactions have not been consummated by the End Date; unless Buyer’s, any Merger Sub’s or any Merger LLC’s breach of the Merger Agreement or conduct has substantially contributed to the failure of, or has prevented, the consummation of the Transaction to occur by the End Date.

•	by the Seller if:

•

there has been a material violation or material breach by the Company, any Merger Sub or any Merger LLC of any covenant, representation or warranty contained in the Merger Agreement, which has prevented or would reasonably be expected to prevent the satisfaction of any condition to the obligations of the Seller Parties or the Targets to complete the Closing and such material violation or material breach has not been waived by the Seller or cured within ten (10) business days after receiving written notice thereof from the Seller;

•

the Transactions have not been consummated by the End Date; unless the Seller Parties’ or the Targets’ breach of the Merger Agreement or conduct has substantially contributed to the failure of, or has prevented, the consummation of the Transaction to occur by the End Date; or

•

the closing conditions have been satisfied (other than those conditions that by their terms are to be satisfied at Closing), (B) the Seller delivers notice that it is prepared to complete the Closing, and (C) Buyer does not complete the Closing within two (2) Business Days.

•

by either Buyer or the Seller, if any governmental authority shall have enacted, promulgated, issued, entered or enforced any injunction, judgment, order or ruling permanently enjoining, restraining or prohibiting the Transactions, which shall have become final and nonappealable; provided, however, that the right to terminate the Merger Agreement under this section shall not be available to any party whose failure to fulfill any obligation or condition under the Merger Agreement has been the cause of, or resulted in, such injunction, judgment, order or ruling.

•	by the Seller if the Nasdaq Stock Issuance Proposal is not approved at the Annual Meeting.

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RISK FACTORS RELATED TO THE ACQUISITION, MERGER AGREEMENT

In addition to the other information contained or incorporated by reference into this proxy statement, including the matters addressed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 1 of this proxy statement, you should carefully consider the following risks before deciding whether to vote for the Nasdaq Stock Issuance Proposal and the Adjournment Proposal. For additional information, see “Where You Can Find More Information” beginning on page 97 of this proxy statement.

CareMax has and expects to incur substantial costs related to the Acquisition, including the Stock Issuance, and subsequent integration efforts.

We have incurred and expect to incur a number of non-recurring costs associated with the Acquisition and related transactions. These costs include legal, financial advisory, accounting, consulting and other advisory fees, closing, integration and other related costs. Some of these costs are payable regardless of whether or not the Acquisition is completed.

The Acquisition may be more difficult, costly, or time-consuming than expected, and we may not realize the anticipated benefits of the Acquisition.

To realize the anticipated benefits from the Acquisition, CareMax must successfully integrate and combine its business with that of Steward Value-Based Care. If CareMax is not able to successfully achieve these objectives, the anticipated benefits of the Acquisition may not be realized fully or at all or may take longer to realize than expected. In addition, the actual benefits of the Acquisition could be less than anticipated, and integration may result in additional unforeseen expenses.

In addition, CareMax and Steward Value-Based Care have operated and, until the completion of the Acquisition, must continue to operate, independently. It is possible that the integration process could result in the loss of one or more key employees, the disruption of each company’s ongoing businesses or inconsistencies in standards, controls, procedures, and policies that adversely affect each company’s ability to maintain relationships with doctors, patients, and employees or to achieve the anticipated benefits of the Acquisition. Integration efforts between the companies may also divert management attention and resources. These integration matters could have an adverse effect on CareMax during this transition period and for an undetermined period after completion of the Acquisition.

The unaudited pro forma financial information included in this proxy statement is preliminary and the actual financial condition and results of operations of CareMax after the Acquisition may differ materially.

The unaudited pro forma financial information in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what CareMax’s actual financial condition or results of operations would have been had the Acquisition been completed on the dates indicated. The unaudited pro forma financial information reflects adjustments, which are based upon preliminary estimates, to, among other things, record the Steward Value-Based Care identifiable assets acquired and liabilities assumed at fair value, and to record the resulting goodwill recognized. The fair value estimates reflected in this proxy statement are preliminary, and final amounts will be based upon the actual consideration paid and the fair value of the assets and liabilities of Steward Value-Based Care as of the date of the completion of the Acquisition. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this proxy statement. For more information, see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” in Annex D of this proxy statement.

Failure to complete the Acquisition could negatively impact CareMax.

If the Acquisition is not completed for any reason, there may be various adverse consequences and CareMax may experience negative reactions from the financial markets and from our employees and patients. Additionally, if the Merger Agreement is terminated, the market price of our securities could decline to the extent that current market prices reflect a market assumption that the Acquisition will be beneficial and will be completed. We also could be subject to litigation related to any failure to complete the Acquisition or to perform our obligations under the Merger Agreement.

2022 PROXY STATEMENT

RISK FACTORS RELATED TO THE ACQUISITION, MERGER AGREEMENT

We are subject to business uncertainties and contractual restrictions while the Acquisition is pending.

Uncertainty about the effects of the Acquisition may have an adverse effect on CareMax or Steward Value-Based Care. These uncertainties may impair Steward Value-Based Care’s and our ability to attract, retain and motivate key personnel until the Acquisition is completed, and could cause third parties that deal with Steward Value-Based Care or CareMax to seek to change existing business relationships, any of which could materially adversely impact our operations.

The Merger Agreement may be terminated in accordance with its terms and the Merger may not be completed.

The Merger Agreement is subject to a number of conditions that must be fulfilled in order to complete the Acquisition. Those conditions include approval of the Nasdaq Stock Issuance Proposal by our stockholders, and the absence of any statute, rule, regulation, order or other notice (whether temporary, preliminary or permanent) that is enacted, issued, promulgated, enforced or entered which is in effect and which prevents or prohibits consummation of the Transactions. Each party’s obligation to complete the Acquisition is also subject to certain additional customary conditions. These conditions to the closing may not be fulfilled in a timely manner or at all, and, accordingly, the Merger may not be completed.

Our estimates and judgments related to the acquisition accounting methods used to record the purchase price allocation related to the acquisition of Steward Value-Based Care may be inaccurate.

Our management will make significant accounting judgments and estimates related to the application of acquisition accounting of the Acquisition under GAAP, as well as the underlying valuation models. Our business, operating results, and financial condition could be materially adversely impacted in future periods if the accounting judgments and estimates prove to be inaccurate.

The issuance of the Share Consideration will result in dilution to our stockholders and may adversely affect CareMax, including the market price of CareMax’s securities.

The Initial Share Consideration to be issued under the Merger Agreement consists of 23,500,000 shares of Class A Common Stock, which is expected to be approximately 21% of CareMax’s Class A Common Stock issued and outstanding, will result in a significant, immediate dilution to CareMax’s stockholders and may cause the trading price of CareMax’s securities to decline. Additionally, upon the issuance of the Earnout Share Consideration, there will be significant additional dilution to CareMax’s stockholders, and even in the event that the Earnout Share Consideration is not issued, the potential for the issuance of the Earnout Share Consideration may negatively affect the trading price of CareMax’s securities in anticipation of such dilution. Additionally, the dilution caused by the Share Consideration could, among other things, limit the ability of CareMax’s current stockholders to influence management of CareMax following the business Acquisition.

Certain of the equityholders who will receive Share Consideration will be subject to lockup provisions that restrict the sale of the Class A Common Stock by such persons in excess of 4% of the total outstanding Class A Common Stock immediately following the Closing for one year, subject to certain exceptions, but sales of a substantial number of the Equity Consideration Securities in the public market, or the perception that such sales may occur, could adversely affect the market price of our securities, notwithstanding such lockup provisions.

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CAREMAX FINANCIAL INFORMATION

For information about CareMax and its subsidiaries’ operations and financial condition, see (i) the audited consolidated financial statements of CareMax for the fiscal years ended December 31, 2021 and 2020 and the related notes thereto, which appear in its Annual Report on Form 10-K for the year ended December 31, 2021, a copy of which is incorporated by reference into this proxy statement, (ii) the unaudited consolidated financial statements of CareMax for the three months ended March 31, 2022 and 2021, which appear in its Quarterly Report on Form 10-Q for the three months ended March 31, 2022, which is incorporated by reference herein, and (iii) the unaudited pro forma condensed combined financial information, and the related notes thereto, of CareMax as of and for the three months ended March 31, 2022 and for the fiscal year ended December 31, 2021, which are attached hereto as Annex D. For management’s discussion and analysis of financial condition and results of operations of CareMax, please refer to the section titled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the same Annual Report on Form 10-K and the section titled “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the same Quarterly Report on Form 10-Q, which disclosure is incorporated by reference herein.

2022 PROXY STATEMENT

STEWARD VALUE-BASED CARE FINANCIAL INFORMATION

For information about Steward Value-Based Care’s operations and financial condition, see (i) the audited combined financial statements of Steward Value-Based Care for the fiscal years ended December 31, 2021 and 2020 and the related notes thereto, and the unaudited combined financial statements of Steward Value-Based Care for the three months ended March 31, 2022 and 2021, which are attached hereto as Annex C, and (ii) the unaudited pro forma condensed combined financial information, and the related notes thereto, of CareMax as of and for the three months ended March 31, 2022 and for the fiscal year ended December 31, 2021, which are attached hereto as Annex D.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Steward Value-Based Care

The following discussion and analysis summarize the significant factors affecting the consolidated operating results, financial condition, liquidity, capital resources and cash flows of Steward Value-Based Care as of and for the periods presented below. The following discussion and analysis should be read in conjunction with Steward Value-Based Care’s financial statements, and the related notes thereto included elsewhere in this proxy statement, in addition to the sections entitled “Risk Factors Related to the Acquisition, Merger Agreement” and “Cautionary Statement Regarding Forward-Looking Statements.”

Overview

Steward Value-Based Care is a highly integrated physician network and managed care contracting business comprising more than 6,800 providers, including approximately 1,800 primary care physicians and approximately 5,000 specialty providers. Operating one of the largest ACOs in the United States, Steward Value-Based Care participates in multiple Medicare value-based programs including MSSP, Medicare Advantage (“MA”) and DCE contracts.

Sparta Holding Co. LLC, which was formed for the purpose of holding the equity interests of Steward Value-Based Care, together with the Parent and CareMax signed the Merger Agreement on May 31, 2022, which contemplates the sale to CareMax of Steward Value-Based Care, including its MSSP, MA, and DCE contracts.

Steward Value-Based Care is part of SHCS. SHCS also operates two additional value-based businesses, commercial and Medicaid.

Value-based care requires population health management of attributed members. In MSSP and DCE, member attribution is based on historical medical experience of the patient, and in MA, attribution is based on primary care physician selection by the patient. Value-based care organizations must have a critical mass of attributed membership to achieve economies of scale on population health operations as well as to manage the risk.

Steward Value-Based Care’s estimated attributed membership as of March 31, 2022 was as follows:

MSSP members	103,441
DCE members	8,615
MA members	48,815
Total members	160,871

Steward Value-Based Care derives its revenue primarily from the following programs:

Medicare Shared Savings Program

The MSSP is sponsored by CMS. The MSSP allows ACO participants to receive a share of cost savings they generate in connection with the managing of costs and quality of medical services rendered to Medicare beneficiaries. Payments to ACO

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STEWARD VALUE-BASED CARE FINANCIAL INFORMATION

participants, if any, are calculated annually and paid once a year by CMS on cost savings generated by the ACO participant relative to the ACO participants’ CMS benchmark. Under the MSSP, an ACO must meet certain qualifications to receive the full amount of its allocable cost savings or they either receive nothing or are responsible for shared losses. The MSSP rules require CMS to develop a benchmark for savings to be achieved by each ACO if the ACO is to receive shared savings. An ACO that meets the MSSP’s quality performance standards will be eligible to receive a share of the savings to the extent its assigned beneficiary medical expenditures are below the medical expenditure benchmark provided by CMS. A Minimum Savings Rate (“MSR”), which varies depending on the number of beneficiaries assigned to the ACO, must be achieved before the ACO can receive a 75% share of the savings if quality performance standards are met. Once the MSR is surpassed, all the savings below the benchmark provided by CMS will be shared with the ACO.

MSSP quality measures typically function as an all-or-nothing gating for any earned surpluses in a given year (i.e., if the minimum quality thresholds are not met, the entire surplus earnings are forfeited). While Steward Value-Based Care believes the quality targets are currently achievable, CMS has broad discretion to change the measure thresholds in future performance years. Given the gating methodology, Steward Value-Based Care closely monitors any changes to the MSSP quality program and develops mitigation programs and initiatives to respond to these changes.

Direct Contracting Entity Program

The DCE program is sponsored by Center for Medicare and Medicaid Innovation (CMMI). Like MSSP, DCE participants receive a share in cost savings they generate in connection with the managing of costs and quality of medical services rendered to Medicare beneficiaries. Beginning in 2022, Steward Value-Based Care elected to participate in the professional DCE model. The DCE model includes three voluntary payment model options which allow participants to take on risk and earn rewards by providing them with choices related to cash flows, beneficiary alignment and benefits enhancements. The DCE program will be retired on December 31, 2022, and replaced with the ACO Realizing Equity, Access, and Community Health (“ACO REACH”) program. Steward Value-Based Care had approximately 8,615 DCE members as of March 31, 2022. Effective January 1, 2023, Steward Value-Based Care intends to transition the DCE participants into the ACO REACH program, which retains many of the features of the DCE model including compensation.

Medicare Advantage

MA is a type of health insurance plan that provides Medicare benefits to people who qualify for Medicare through private commercial insurers. In a MA plan, a private insurance company provides coverage for inpatient hospital (Part A) and outpatient (Part B) services. Typically, the plan also includes prescription drug (Part D) coverage as well as other additional benefits such as dental. While specifics of contracts with commercial insurers might differ, the overall arrangements under MA are similar, whereby Steward Value-Based Care enters into agreements with payors to manage the cost and quality of a defined range of healthcare services for the members enrolled in that individual payor’s MA health plan. Steward Value-Based Care is entitled to shared savings or shared losses depending on metrics negotiated and for taking on partial financial risk for the attributed beneficiaries. Some MA arrangements also require Steward Value-Based Care to provide care coordination services under which it is paid a per-member, per-month (“PMPM”) rate for each member who is attributed by the payor to Steward Value-Based Care.

The following table presents Steward Value-Based Care’s revenues by type for the indicated time periods:

($ in thousands)	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Risk contract revenue	$11,270	$11,228	$66,250	$7,624
Other revenue	318	271	2,014	1,754
Total revenue	$11,588	$11,499	$68,264	$9,378

2022 PROXY STATEMENT

STEWARD VALUE-BASED CARE FINANCIAL INFORMATION

The following table presents Steward Value-Based Care’s revenues by payor for the indicated time periods:

($ in thousands)	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Government-based payors	$9,479	$9,777	$63,493	$5,909
MA payors	2,109	1,722	4,771	3,469
Total revenue	$11,588	$11,499	$68,264	$9,378

Key Factors Affecting Steward Value-Based Care’s Performance

Attributed Membership

Steward Value-Based Care has attributed membership for which it takes risk, through participation in MSSP, MA and DCE sponsored programs. Attributed membership in the MSSP and DCE programs are a function of the physician network within the ACO that is submitted to CMS/CMMI prior to the performance year. As of January 1, 2023, Compass Medical in Massachusetts (approximately 8,400 MSSP members as of March 31, 2022) will no longer participate in MSSP program through Steward Value-Based Care.

Programs with Payors

Steward Value-Based Care derives its revenue primarily from the MSSP through a value-based risk program sponsored by CMS. The MSSP holds Steward Value-Based Care accountable for managing costs and quality of medical services rendered to attributed Medicare beneficiaries and, in return, allows it to share in either the cost savings or deficits it generates.

Effectively Manage the Cost of Care for Patients

The incentives in Steward Value-Based Care’s managed care contracts and Medicare programs require it to prudently manage the medical expense and quality of care for its patients. Steward Value-Based Care’s community care model leverages SHCS’s integrated delivery system and integrated value-based care model to manage population health and drive improvements in the efficiency and quality of care provided to its members. Steward Value-Based Care’s patients, however, retain the freedom to seek care at emergency rooms or hospitals; Steward Value-Based Care does not restrict their access to care.

Distributions

Steward Value-Based Care makes certain payments to its affiliated providers based on the provider’s performance within Steward Value-Based Care’s distribution model. The model measures provider’s performance on specific quality, patient experience, engagement and care coordination measures and is intended to optimize performance within MSSP and MA contracts. Distributions to providers are made 1-2 times per year and typically made 6-12 months after the risk performance year. Attributed membership in MSSP and DCE is a function of the physician network within the ACO that is submitted to CMS/CMMI prior to the performance year.

COVID-19

The COVID-19 pandemic continues to create high uncertainty and unpredictability in total medical expense trends, patient behavior in consuming health care services, and CMS/CMMI’s programmatic changes. Steward Value-Based Care is particularly exposed to the regulatory response to future pandemic impacts. In 2020 and 2021, the extreme and uncontrollable circumstances policy was in effect which mitigated these risks (e.g., quality thresholds were lowered), however, this policy may not be enacted in future pandemics or additional spikes in COVID-19. Steward Value-Based Care will continue to monitor the COVID-19 pandemic as well as resulting legislative and regulatory changes to manage its response and assess and mitigate potential adverse impacts to its business.

Management of Healthcare Costs

Steward Value-Based Care’s results of operations depend in large part on its ability to accurately predict and effectively manage healthcare costs through effective alignment with providers of care to its members, medical management and health

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and wellness programs, innovative programs and its ability to maintain or achieve improvement in its Centers for Medicare and Medicaid Services Star ratings. Several economic factors related to healthcare costs, such as regulatory mandates of coverage as well as direct-to-consumer advertising by providers and pharmaceutical companies, have a direct impact on the volume of care consumed by members. The potential effect of escalating healthcare costs, including increases in unit costs and utilization resulting from the aging of the population and other demographics, the impact of epidemics and pandemics, as well as advances in medical technology, may impose further risks to Steward Value-Based Care’s ability to profitably manage total medical expense and may have a material adverse impact on its results of operations.

Regulatory Trends and Uncertainties

Federal and state governments have enacted, and may continue to enact, legislation and regulations in response to the COVID-19 pandemic that have had, and Steward Value-Based Care expects will continue to have, a significant impact on health benefits, consumer eligibility for public programs and cash flows for all of its lines of business.

Components of Results of Operations

Revenue

Medicare revenue. Steward Value-Based Care’s revenue consists primarily of the annual earned surplus settlement from participation in MSSP. Revenue is recorded in each performance year based on estimates of the MSSP settlement that are derived using a third-party actuary and historical claims data provided by CMS. Revenue is adjusted in future periods as new information becomes available and CMS finalizes the MSSP settlement for the performance year.

Operating Expenses

Salaries, wages and fringe benefits. Steward Value-Based Care’s salaries, wages and fringe benefits consist primarily of population health staffing expenses including nurse care manager and performance liaisons.

General and administrative expenses. Steward Value-Based Care’s general and administrative expenses consist primarily of payments to providers of information technology services, professional services and consulting services.

Distribution expenses. Steward Value-Based Care’s distribution expenses consist primarily of performance-based bonus payments to providers who are affiliated with Steward Value-Based Care and have attributed membership in MSSP, MA and DCE contracts.

2022 PROXY STATEMENT

STEWARD VALUE-BASED CARE FINANCIAL INFORMATION

Results of Operations

Three Months Ended March 31, 2022 compared to Three Months Ended March 31, 2021

The following table sets forth Steward Value-Based Care’s consolidated statements of operations data for the periods indicated:

($ in thousands)	Three Months Ended March 31, 2022	% of revenue	Three Months Ended March 31, 2021	% of revenue	$ change	% change
Revenue:
Medicare revenue	$11,588	100.0%	$11,499	100.0%	$89	0.8%
Total revenue	11,588	100.0%	11,499	100.0%	89	0.8%
Operating expenses:
Salaries, wages and fringe benefits	2,043	17.6%	2,610	22.7%	(567)	-21.7%
General and administrative expenses	1,598	13.8%	2,693	23.4%	(1,095)	-40.7%
Distribution expenses	5,545	47.9%	3,425	29.8%	2,120	61.9%
Depreciation and amortization	—	0.0%	6	0.1%	(6)	-100.0%
Total expenses	9,186	79.3%	8,734	76.0%	452	5.2%
Income (loss) from operations	2,402	20.7%	2,765	24.0%	(363)	-13.1%
Income tax expense	219	1.9%	165	1.4%	54	32.7%
Net income (loss)	$2,183	18.8%	$2,600	22.6%	$(417)	-16.0%

Medicare revenue. Medicare revenue was $11.6 million for the three months ended March 31, 2022, an increase of $0.1 million, compared to $11.5 million for the three months ended March 31, 2021.

Salaries, wages and fringe benefits. Salaries, wages and fringe benefits were $2.0 million for the three months ended March 31, 2022, a decrease of $0.6 million, or 21.7%, compared to $2.6 million for the three months ended March 31, 2021. The decrease was due to reduced corporate allocations. Corporate allocations are based upon membership in MSSP and other non-Medicare programs. In the three months ended March 31, 2021, MSSP membership was lower as a percentage of overall membership due to a decrease in MSSP membership and increase in membership in other non-Medicare programs.

General and administrative expenses. General and administrative expenses were $1.6 million for the three months ended March 31, 2022, a decrease of $1.1 million, or 40.7%, compared to $2.7 million for the three months ended March 31, 2021. The decrease was primarily attributable to reduced corporate allocations. Corporate allocations are based upon membership in MSSP and other non-Medicare programs. Membership in MSSP decreased and membership increased in other non-Medicare programs.

Distribution expenses. Distribution expenses were $5.5 million for the three months ended March 31, 2022, an increase of $2.1 million, or 61.9%, compared to $3.4 million for the three months ended March 31, 2021. The increase was primarily attributable to the decrease in Medicare operating expense.

Depreciation and amortization. Depreciation and amortization did not change significantly for the three months ended March 31, 2022, compared to the three months ended March 31, 2021. Intangible assets were fully amortized as of December 31, 2021.

Income tax expense. Income tax expense did not change significantly for the three months ended March 31, 2022, compared to the three months ended March 31, 2021.

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Twelve Months Ended December 31, 2021 compared to Twelve Months Ended December 31, 2020

The following table sets forth Steward Value-Based Care’s consolidated statements of operations data for the periods indicated:

($ in thousands)	Twelve Months Ended December 31, 2021	% of revenue	Twelve Months Ended December 31, 2020	% of revenue	$ change	% change
Revenue:
Medicare revenue	$68,264	100.0%	$9,378	100.0%	$58,886	627.9%
Total revenue	68,264	100.0%	9,378	100.0%	58,886	627.9%
Operating expenses:
Salaries, wages and fringe benefits	11,539	16.9%	10,641	113.5%	898	8.4%
General and administrative expenses	8,235	12.1%	14,636	156.1%	(6,401)	-43.7%
Distribution expenses	20,265	29.7%	27,142	289.4%	(6,877)	-25.3%
Depreciation and amortization	25	0.0%	25	0.3%	—	0.0%
Total expenses	40,064	58.7%	52,444	559.2%	(12,380)	-23.6%
Income (loss) from operations	28,200	41.3%	(43,066)	-459.2%	71,266	-165.5%
Income tax expense	1,307	1.9%	2,237	23.9%	(930)	-41.6%
Net income (loss)	$26,893	39.4%	$(45,303)	-483.1%	$72,196	-159.4%

Medicare revenue. Medicare revenue was $68.3 million for the twelve months ended December 31, 2021, an increase of $58.9 million, or 627.9%, compared to $9.4 million for the twelve months ended December 31, 2020. This increase was primarily driven by revenue recognized from performance obligations satisfied in a prior period. There was $17.6 million of revenue recognized during the twelve months ended December 31, 2021 and a reduction to revenue of $27.5 million recognized during the twelve months ended December 31, 2020 from performance obligations satisfied in prior periods.

Salaries, wages and fringe benefits. Salaries, wages and fringe benefits were $11.5 million for the twelve months ended December 31, 2021, an increase of $0.9 million, or 8.4%, compared to $10.6 million for the twelve months ended December 31, 2020. In the twelve months ended December 31, 2020, there were significant furloughs and terminations due to the impact of COVID-19. Furloughed employees returned and the work force was expanded in 2021, resulting in an increased expense.

General and administrative expenses. General and administrative expenses were $8.2 million for the twelve months ended December 31, 2021, a decrease of $6.4 million, or 43.7%, compared to $14.6 million for the twelve months ended December 31, 2020. The decrease was due to reduced corporate allocations. Corporate allocations are based upon membership in MSSP and other non-Medicare programs. Membership in MSSP decreased and membership increased in other non-Medicare programs.

Distribution expenses. Distribution expenses were $20.3 million for the twelve months ended December 31, 2021, a decrease of $6.9 million, or 25.3%, compared to $27.1 million for the twelve months ended December 31, 2020. The decrease was due to lower distribution expenses for SHCS hospitals and employed physicians. Net distribution expenses are impacted by payments to SHCS hospitals and employed physicians and cost savings in the Medicare programs.

Depreciation and amortization. Depreciation and amortization did not change significantly for the twelve months ended December 31, 2021, compared to the twelve months ended December 31, 2020. Intangible assets were fully amortized as of December 31, 2021.

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Income tax expense. Income tax expense was $1.3 million for the twelve months ended December 31, 2021, a decrease of $0.9 million, or 41.6%, compared to $2.2 million for the twelve months ended December 31, 2020. Steward Value-Based Care’s effective tax rates were 4.6% and (5.2%) for the twelve months ended December 31, 2021 and 2020, respectively. The difference between income tax expense derived by applying the federal statutory income tax rate to Steward Value-Based Care’s income before income taxes primarily relates to the valuation allowance recognized on deferred tax assets.

Liquidity and Capital Resources

Overview

As of March 31, 2022, Steward Value-Based Care had working capital of $41.8 million. Steward Value-Based Care’s principal sources of liquidity have been its operating cash flows and transfers from its parent company. Steward Value-Based Care has used these funds to meet its capital requirements, which consist of salaries, wages, fringe benefits, general and administrative expenses and distribution expenses. Steward Value-Based Care’s future capital expenditure requirements will depend on many factors, including the pace and scale of its expansion in new and existing markets, patient volume, and revenue growth rates. Steward Value-Based Care believes that its expected operating cash flows and, if the transaction does not close and if necessary, transfers from its parent company, will continue to be sufficient to fund its operations and growth strategies for at least the next 12 months.

The Impact of COVID-19

In January 2020, the Secretary of the U.S. Department of Health and Human Services declared a national public health emergency due to a novel strain of coronavirus. In March 2020, the World Health Organization declared the outbreak of COVID-19, a disease caused by this coronavirus, a pandemic.

Where applicable, the impact resulting from the COVID-19 pandemic during the years ended December 31, 2021 and 2020, have been considered. Steward Value-Based Care’s operations were scaled back significantly, and on-site staffing was reduced. CMS adjusted the quality reporting requirements for MSSP which mitigated a negative financial impact to Steward Value-Based Care. As part of the Coronavirus, Aid, Relief and Economic Security Act (“CARES Act”), companies were allowed to defer the deposit and payment of their share of Social Security taxes. As of March 31, 2022 and December 31, 2021, Steward Value-Based Care had $0.2 million of deferred 2020 payments outstanding, included in “Accrued compensation and benefits” within the combined balance sheets. There are no other impacts to the business from the COVID-19 pandemic. Management is actively monitoring the impact of the global pandemic on its financial condition, liquidity, operations, industry, and workforce.

Cash Flows

The following table summarizes Steward Value-Based Care’s cash flows for the periods presented:

($ in thousands)	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Net cash used in operating activities	$(4,415)	$(13,730)
Net cash provided by (used in) investing activities	$—	$—
Net cash provided by financing activities	$4,415	$13,730

Operating Activities. Net cash used in operating activities for the three months ended March 31, 2022 was $4.4 million, compared to $13.7 million used in operating activities for the three months ended March 31, 2021, an increase of $9.3 million. The primary driver of the change is a $9.7 million increase in working capital offset by a decrease of $0.4 million in net income from operations. Working capital increased due to a $6.4 million change in accounts receivable and a $3.8 million change in distribution liabilities. Working capital changes are influenced by the timing of collections from CMS and commercial payers and the timing of distributions to affiliated providers.

Investing Activities. Steward Value-Based Care did not have any investing activities for the three months ended March 31, 2022 or the three months ended March 31, 2021.

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Financing Activities. Net cash provided by financing activities for the three months ended March 31, 2022 was $4.4 million compared to $13.7 million provided by financing activities during the three months ended March 31, 2021. The amount of net cash provided by financing activities represents the net transfers from Steward Value-Based Care’s parent company.

($ in thousands)	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Net cash provided by (used in) operating activities	$19,012	$(30,599)
Net cash provided by (used in) investing activities	$—	$—
Net cash provided by (used in) financing activities	$(19,012)	$30,599

Operating Activities. Net cash provided by operating activities for the twelve months ended December 31, 2021 was $19.0 million, compared to $30.6 million used in operating activities for the twelve months ended December 31, 2020, an increase of $49.6 million. The primary driver of the change is a $72.2 million increase in net income from operations offset by a $22.6 million decrease in working capital. Working capital decreased due to a $30.3 million change in accounts receivable offset by a $9.3 million change in distribution liabilities. Working capital changes are influenced by the timing of collections from CMS and commercial payers and the timing of distributions to affiliated providers.

Investing Activities. Steward Value-Based Care did not have any investing activities for the twelve months ended December 31, 2021 or the twelve months ended December 31, 2020.

Financing Activities. Net cash used in financing activities for the twelve months ended December 31, 2021 was $19.0 million compared to $30.6 million provided by financing activities during the twelve months ended December 31, 2020. The amount of net cash used in or provided by financing activities represents the net transfers to or from Steward Value-Based Care’s parent company, respectively.

Contractual Obligations and Commitments

To meet the requirements of the MSSP and participate in a two-sided model, Steward Value-Based Care entered into an arrangement with HUB International New England for a surety bond. The premium paid for the surety bond is recognized as prepaid expenses and is expensed over the life of the bond. As of March 31, 2022 and December 31, 2021, Steward Value-Based Care had $23.3 million of outstanding surety bonds used to secure its ability to repay CMS for any shared savings losses.

Off-Balance Sheet Arrangements

Steward Value-Based Care did not have any off-balance sheet arrangements as of March 31, 2022.

Critical Accounting Policies and Estimates

The discussion and analysis of Steward Value-Based Care’s financial condition and results of operations are based upon its consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets and liabilities, revenue and expenses and related disclosures of contingent assets and liabilities at the date of the financial statements. Actual results may differ from these estimates under different assumptions or conditions, impacting Steward Value-Based Care’s reported results of operations and financial condition.

Certain accounting policies involve significant judgments and assumptions by management, which have a material impact on the carrying value of assets and liabilities and the recognition of income and expenses. Management considers these accounting policies to be critical accounting policies. The estimates and assumptions used by management are based on historical experience and other factors, which are believed to be reasonable under the circumstances. The significant accounting policies which Steward Value-Based Care believe are the most critical to aid in fully understanding and evaluating its reported financial results are described below. Refer to Note 2 Summary of Significant Accounting Policies to the combined financial statements of Steward Value-Based Care for more detailed information regarding Steward Value-Based Care’s critical accounting policies.

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Revenue

Steward Value-Based Care derives its revenue primarily from MSSP and MA arrangements, of which, management has concluded meet all of the criteria to be considered contracts under ASC Topic 606, Revenue from Contracts with Customers. The promised services under Steward Value-Based Care’s MSSP and MA arrangements are to manage population health services for beneficiaries for a given performance period. As part of these arrangements, Steward Value-Based Care stands ready to manage the population health services throughout the performance period.

Settlements with third-party payors for retroactive adjustments due to risk adjustment, finalization of surplus sharing, or claim audits, reviews or investigations are considered variable consideration and are included in the determination of the estimated transaction price. Steward Value-Based Care estimates the variable consideration that constitutes the transaction price of these arrangements by utilizing a third-party actuary who uses a variety of data sets provided by CMS, including historical claims from 2016 to present, benchmark and member assignment reports, and Quarterly Expenditure (QEXPU) reports, to project benchmark and total medical expenditures. Specifically, benchmarks by region are developed based on the member level cost and assignment information provided by CMS as part of their quarterly reporting, and expenditures by region are based on the expenditures for attributed members as reported in the monthly claims and claim line feed (CCLF) files from CMS. As Steward Value-Based Care’s performance obligation is met over time, revenue is recorded in each performance year using its estimation methods and consideration is made that it is probable that a significant reversal will not occur once any uncertainty associated with the variable consideration is subsequently resolved. Since Steward Value-Based Care has determined it only has one performance obligation under each of these arrangements, it allocates the full transaction price towards each arrangement’s individual performance obligation. Steward Value-Based Care is paid by third-party payors for each performance year in the fourth quarter of the subsequent performance year. Estimated settlements are adjusted in the period when new information becomes available, or as years are settled or are no longer subject to such audits, reviews and investigations. Steward Value-Based Care recognizes revenue on a net basis as it does not control the services prior to transferring control to the customer.

Accounts Receivable

Receivables primarily consist of amounts due under risk contracts with various payors. Receivables due under risk contracts are recorded monthly based on reports received from payors and management’s estimate of risk adjustment payments to be received in subsequent periods for open performance years. Receivables are recorded and stated at the amount expected to be collected and probable that a significant reversal will not occur subsequently. As of March 31, 2022 and December 31, 2021, CMS comprised 98% and 94% of accounts receivables, respectively, and Steward Value-Based Care had no reserve for uncollectible amounts based on historical collectability of the business.

Distribution

Steward Value-Based Care has certain amounts payable to its affiliated providers that represent potential performance-based distributions pursuant to the participating provider agreements which have not yet been paid. The distributions payable amounts are recorded monthly based on a function of Steward Value-Based Care’s net income before certain non-operating expenses, depreciation, amortization and any distribution expense. Payments to Steward Value-Based Care’s affiliated providers are typically made 6-12 months after the risk performance year based on Steward Value-Based Care’s proprietary distribution model which measures provider’s performance on specific quality, patient experience, engagement and care coordination measures. Steward Value-Based Care also made certain distribution payments to the Parent’s affiliates in the same performance year that the amount was incurred. For the three months ended March 31, 2022 and 2021, Steward Value-Based Care made distribution expense payments of $4.0 million and $2.4 million to the Parent’s affiliates, respectively. For the twelve months ended December 31, 2021 and 2020, Steward Value-Based Care made distribution expense payments of $9.9 million and $27.0 million to the Parent’s affiliates, respectively.

Intangible Assets

Intangible assets consist of amortizable intangible assets. Amortizable intangible assets include contracts and licenses and are amortized over five years. Amortizable intangible assets are reviewed for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. The gross carrying value of Steward Value-Based Care’s intangible assets was $127 thousand as of December 31, 2021 and 2020. The accumulated amortization was $102 thousand as of December 31, 2020 and the intangible assets were fully amortized as of December 31, 2021.

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Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses primarily consist of consulting and general insurance accruals.

Income Taxes

Steward Value-Based Care accounts for income taxes under the provisions of ASC Topic 740, Income Taxes (“ASC 740”), which requires Steward Value-Based Care to utilize the asset and liability method. Income taxes as presented in Steward Value-Based Care’s financial statements attribute current and deferred income taxes of SHCS to Steward Value-Based Care’s financial statements in a manner that is systematic, rational and consistent with ASC 740. Accordingly, Steward Value-Based Care’s income tax provision was prepared following the separate return method. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of the assets and liabilities using enacted tax rates in effect for the year in which the difference is expected to reverse. Steward Value-Based Care reduces its deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that it will not realize some portion or all of the deferred tax assets. Steward Value-Based Care considers relevant evidence, both positive and negative, to determine the need for a valuation allowance. Information evaluated includes its financial position and results of operations for the current and preceding years, the availability of deferred tax liabilities, and tax carrybacks, as well as an evaluation of currently available information about future years.

Steward Value-Based Care recognizes and measures uncertain tax positions and records tax benefits when it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. At each period-end, it is necessary for Steward Value-Based Care to make certain estimates and assumptions to compute the provision for income taxes, including allocations of certain transactions to different tax jurisdictions, amounts of permanent and temporary differences, the likelihood of deferred tax assets being recovered and the outcome of contingent tax risks. These estimates and assumptions are revised as new events occur, more experience is acquired, and additional information is obtained. The effect of these revisions is recorded in income tax expense or benefit in the period in which they become known.

Recent Accounting Pronouncements

See Note 2 to the combined financial statements of Steward Value-Based Care for the impact of new accounting standards.

Quantitative and Qualitative Disclosures About Market Risk

Market risk represents the risk of loss that may impact Steward Value-Based Care’s financial position due to adverse changes in financial market prices and rates. Steward Value-Based Care’s market risk exposure is primarily a result of exposure due to potential changes by CMS in services and inflation. Steward Value-Based Care does not have cash and cash equivalents, marketable debt securities or debt that are subject to market risk due to changes in interest rates. Steward Value-Based Care does not use derivative financial instruments in the normal course of business or for speculative or trading purposes.

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DESCRIPTION OF SECURITIES

The following summary of the material terms of our securities is not intended to be a complete description of all of the rights and preferences of such securities. Because it is only a summary, it does not contain all of the information that may be important to you, and is qualified by reference to the Amended and Restated Charter, the Amended and Restated Bylaws, the Amended and Restated Registration Rights Agreement, which amended and restated in its entirety the registration rights agreement, dated July 16, 2020, by and between DFHT and the parties thereto, and the Warrant Agreement, which are filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. We urge you to read each of the Amended and Restated Charter, the Amended and Restated Bylaws, the Amended and Restated Registration Rights Agreement and the Warrant Agreement in their entirety for a complete description of the rights and preferences of our securities.

Authorized and Outstanding Stock

The Amended and Restated Charter authorizes the issuance of 261,000,000 shares, consisting of (i) 260,000,000 shares of common stock, par value $0.0001 per share, including 250,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B common stock, $0.0001 par value per share (“Class B Common Stock” and together with the Class A Common Stock, “Common Stock”), and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share.

As of August 1, 2022, there were 87,467,972 shares of Class A Common Stock and no shares of Class B Common Stock outstanding. We have also issued 5,791,667 warrants consisting of 2,875,000 Public Warrants and 2,916,667 warrants (the “Private Warrants” and together with the Public Warrants, the “Warrants”) originally issued in a private placement to DFHTA Sponsor LLC in connection with the Company’s IPO. No shares of preferred stock are currently outstanding.

Common Stock

The Amended and Restated Charter provides the following with respect to the rights, powers, preferences and privileges of the Common Stock.

Voting Power

Holders of Common Stock are entitled to one vote for each share held on all matters to be voted on by stockholders. Unless otherwise specified in the Amended and Restated Charter, or as required by applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) or applicable stock exchange rules, the affirmative vote of a majority of shares of Common Stock that are voted is required to approve any such matter voted on by our stockholders.

Dividends

Holders of Common Stock will be entitled to receive ratable dividends when, as and if declared by the Board out of funds legally available therefor.

Liquidation, Dissolution and Winding Up

In the event of a liquidation, dissolution or winding up of the Company, the holders of Common Stock will be entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over each class of Common Stock.

Preemptive or Other Rights

Our stockholders will have no preemptive or other subscription rights. There will be no sinking fund provisions applicable to the Common Stock.

Preferred Stock

The Amended and Restated Charter authorizes 1,000,000 shares of preferred stock and provides that shares of preferred stock may be issued from time to time in one or more series. The Board will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations

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and restrictions thereof, applicable to the shares of each series. The Board will be able to, without stockholder approval, issue shares of preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of the Board to issue shares of preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the Company or the removal of existing management.

Series A Preferred Stock

In connection with the Acquisition, we intend to issue [    ] shares of a to be designated Series A of Preferred Stock. The new Series A Preferred Stock will be a single series of CareMax’s authorized preferred stock. The Certificate of Designation for the Series A Preferred Stock will provide the following with respect to the designation, rights, preferences, powers, restrictions, and limitations of the Series A Preferred Stock.

Dividends

Dividends shall not be payable on the Series A Preferred Stock.

Liquidation

In the event of any Change in Control (as defined in the Merger Agreement), voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock then outstanding shall not be entitled to be paid out of the assets of the Company for distribution to stockholders.

Voting

Each holder of outstanding shares of Series A Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to the Special Matters (as defined below), and shall have no other voting rights. In any such vote, each share of Series A Preferred Stock shall be entitled to the number of votes such that the voting power of the holder, together with the shares of Class A Common Stock transferred to such holder immediately following the closing, would be the voting power the holder would have had if the Earnout Share Consideration was earned as of the closing and distributed proportionately to such holder, and which shall be appropriately adjusted to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reclassification, combination, exchange of shares, or other like change with respect to the Common Stock occurring on or after the date of issuance. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Company’s bylaws.

“Special Matters” means any of the following actions taken by the Company: (i) solely if a vote of the Common Stock is required by the DGCL or the listing rules of the Nasdaq Stock Market, or such other national securities exchange on which the Common Stock is primarily listed, the issuance of shares of any class or series of capital stock of the Company (or any security convertible into or exercisable for shares of any class or series of capital stock of the Company), other than (A) the issuance of shares of any class or series of capital stock of the Company (or any security convertible into or exercisable for shares of any class or series of capital stock of the Company) to directors, officers, employees, or consultants of the Company or its subsidiaries or affiliates as compensation in connection with their service as such, or (B) the issuance of shares of any class or series of capital stock of the Company (or any security convertible into or exercisable for shares of any class or series of capital stock of the Company), the proceeds of which will be used solely to repay indebtedness of the Company and related expenses; and (ii) a Change in Control (as defined in the Merger Agreement) in which the enterprise value of the Company is less than $2,500,000,000.00.

Redemption

At any time on or after the earlier of (a) the date that is two (2) years after the date of issuance or (b) the date that the Earnout Class A Shares (as defined in the Merger Agreement) first become issuable pursuant to the terms of the Merger Agreement, the Company shall have the right to elect to have, out of funds legally available therefor, all (but not less than all) of the then outstanding shares of Series A Preferred Stock redeemed by the Company (a “Series A Redemption”) for a price per share of Series A Preferred Stock equal to $0.0001 for each share (the “Series A Redemption Price”). Any such Series A Redemption shall occur not more than sixty (60) days following receipt by the holders of Series A Preferred Stock of a written election

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notice (the “Series A Redemption Notice”) from the Company specifying (i) the date of the closing of the redemption (the applicable date, the “Series A Redemption Date”) and (ii) the manner and place designated for surrender by each holder to the Company of his, her, or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed. In exchange for the surrender to the Company by the respective holders of shares of Series A Preferred Stock of their certificate or certificates representing such shares in accordance with the procedures set forth below, the aggregate Series A Redemption Price for all shares of Series A Preferred Stock held by each holder shall be payable in cash in immediately available funds to the respective holders of the Series A Preferred Stock on the applicable Series A Redemption Date.

On or before the Series A Redemption Date, each holder of shares of Series A Preferred Stock shall surrender the certificate or certificates representing such shares to the Company, in the manner and place designated in the Series A Redemption Notice, duly assigned or endorsed for transfer to the Company (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated in the Series A Redemption Notice. Each surrendered certificate shall be canceled and retired and the Company shall thereafter make payment of the applicable Series A Redemption Price by certified check or wire transfer to the holder of record of such certificate.

If on the applicable Series A Redemption Date, the Series A Redemption Price is paid (or tendered for payment) for any of the shares of Series A Preferred Stock to be redeemed on such Series A Redemption Date, then on such date all rights of the holder in the shares of Series A Preferred Stock so redeemed and paid or tendered, including any rights to dividends on such shares, shall cease, and such shares of Series A Preferred Stock shall no longer be deemed issued and outstanding.

Conversion

The Series A Preferred Stock shall not be convertible into any other class or series of capital stock of the Company.

Transfer Agent

Continental Stock Transfer & Trust will serve as the transfer agent for the Series A Preferred Stock.

Warrants

Public Warrants

Each whole Public Warrant entitles the registered holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time, provided in each case that we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or we permit holders to exercise their Public Warrants on a cashless basis under the circumstances specified in the Warrant Agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. Pursuant to the Warrant Agreement, a holder may exercise its Public Warrants only for a whole number of shares of Class A Common Stock. This means only a whole Public Warrant may be exercised at a given time by a holder. No fractional Public Warrants were issued and only whole Public Warrants trade. The Public Warrants will expire five years after June 8, 2021, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

We are not obligated to deliver any Class A Common Stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such exercise unless a registration statement under the Securities Act with respect to the Class A Common Stock underlying the Public Warrants is effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No Public Warrant is exercisable and we will not be obligated to issue a share of Class A Common Stock upon exercise of a Public Warrant unless the share of Class A Common Stock issuable upon such exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Public Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Public Warrant, the holder of such Public Warrant will not be entitled to exercise such Public Warrant and such Public Warrant may have no value and expire worthless. In no event will we be required to net cash settle any Public Warrant.

We agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of our initial business combination, to use our best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A Common Stock issuable upon exercise of the Public Warrants. Our Registration Statement on Form S-1 (File No. 333-257574) was declared effective by the SEC on July 15, 2021, as amended and supplemented from

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time to time, is intended to register such shares of Class A Common Stock under the Securities Act. We will use our best efforts to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of the Warrant Agreement. Warrant holders may during any period when we will have failed to maintain an effective registration statement, exercise Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if our Class A Common Stock is at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, and in the event we do not so elect, we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of Warrants when the price per share of Class A Common Stock equals or exceeds $18.00

Once the Warrants become exercisable, we may redeem the outstanding Warrants (except as described herein with respect to the Private Warrants):

•	in whole and not in part;

•	at a price of $0.01 per Warrant;

•	upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”); and

•

if, and only if, the closing price of the Class A Common Stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise of the exercise price of a Warrant) for any 20 trading days within a 30-trading day period ending three business days before we send to the notice of redemption to the Warrant holders.

If and when the Warrants become redeemable by us for cash, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.

The last of the redemption criterion discussed above was established to prevent a redemption call unless there is at the time of the call a significant premium to the exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of Warrants, each Warrant holder will be entitled to exercise his, her or its Warrant prior to the scheduled redemption date. However, the price of the Class A Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) as well as the $11.50 exercise price after the redemption notice is issued.

Redemption of Warrants when the price per share of Class A Common Stock equals or exceeds $10.00

We may redeem the outstanding Warrants (except as described herein with respect to the Private Warrants):

•	in whole and not in part;

•

at $0.10 per Warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their Warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” of the Class A Common Stock (as defined below) except as otherwise described below; and

•

if, and only if, the closing price of the Class A Common Stock equals or exceeds $10.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a Warrant) for any 20 trading days within the 30-trading day period ending three trading days before we send the notice of redemption to the Warrant holders.

Beginning on the date the notice of redemption is given until the Warrants are redeemed or exercised, holders may elect to exercise their Warrants on a cashless basis. The numbers in the table below represent the number of shares of Class A Common Stock that a Warrant holder will receive upon such cashless exercise in connection with a redemption by us pursuant to this redemption feature, based on the “fair market value” of the shares of Class A Common Stock on the

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corresponding redemption date (assuming holders elect to exercise their Warrants and such Warrants are not redeemed for $0.10 per Warrant), determined for these purposes based on volume weighted average price of the Class A Common Stock during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of Warrants, and the number of months that the corresponding redemption date precedes the expiration date of the Warrants, each as set forth in the table below. We will provide the Warrant holders with the final fair market value no later than one business day after the 10-trading day period described above ends.

The share prices set forth in the column headings of the table below will be adjusted as of any date on which the number of shares issuable upon exercise of a Warrant or the exercise price of a Warrant is adjusted as set forth under the heading “Anti-dilution Adjustments” below. If the number of shares issuable upon exercise of a Warrant is adjusted, the adjusted share prices in the column headings will equal the share prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the number of shares deliverable upon exercise of a Warrant immediately prior to such adjustment and the denominator of which is the number of shares deliverable upon exercise of a Warrant as so adjusted. The number of shares in the table below shall be adjusted in the same manner and at the same time as the number of shares issuable upon exercise of a Warrant. If the exercise price of a Warrant is adjusted, (a) in the case of an adjustment pursuant to the fifth paragraph under the heading “Anti-dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price multiplied by a fraction, the numerator of which is the higher of the fair market value and the newly issued price as set forth under the heading “Anti-dilution Adjustments” and the denominator of which is $10.00 and (b) in the case of an adjustment pursuant to the second paragraph under the heading “Anti-dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price less the decrease in the exercise price of a Warrant pursuant to such exercise price adjustment.

Redemption Date (period to expiration of warrants)	Fair Market Value of Class A Common Stock
	<10.00	11.00	12.00	13.00	14.00	15.00	16.00	17.00	>18.00
60 months	0.261	0.281	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361

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DESCRIPTION OF SECURITIES

The exact fair market value and redemption date may not be set forth in the table above, in which case, if the fair market value is between two values in the table or the redemption date is between two redemption dates in the table, the number of shares of Class A Common Stock to be issued for each Warrant exercised will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower fair market values and the earlier and later redemption dates, as applicable, based on a 365 or 366-day year, as applicable. For example, if the volume weighted average price of the shares of Class A Common Stock during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the Warrants is $11.00 per share, and at such time there are 57 months until the expiration of the Warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.277 shares of Class A Common Stock for each whole Warrant. For an example where the exact fair market value and redemption date are not as set forth in the table above, if the volume weighted average price of Class A Common Stock during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the Warrants is $13.50 per share, and at such time there are 38 months until the expiration of the Warrants, holders may choose to, in connection with this redemption feature, exercise their Warrants for 0.298 shares of Class A Common Stock for each whole Warrant. In no event will the Warrants be exercisable on a cashless basis in connection with this redemption feature for more than 0.361 shares of Class A Common Stock per Warrant (subject to adjustment). Finally, as reflected in the table above, if the Warrants are out of the money and about to expire, they cannot be exercised on a cashless basis in connection with a redemption by us pursuant to this redemption feature, since they will not be exercisable for any shares of Class A Common Stock.

This redemption feature differs from the typical warrant redemption features used in many other blank check offerings, which typically only provide for a redemption of warrants for cash (other than the Private Warrants) when the trading price for the common stock exceeds $18.00 per share for a specified period of time. This redemption feature is structured to allow for all of the outstanding warrants to be redeemed when the Class A Common Stock is trading at or above $10.00 per public share, which may be at a time when the trading price of the Class A Common Stock is below the exercise price of the Warrants. We have established this redemption feature to provide us with the flexibility to redeem the Warrants without the Warrants having to reach the $18.00 per share threshold set forth above under “Redemption of Warrants when the price per share of Class A Common Stock equals or exceeds $18.00.” Holders choosing to exercise their Warrants in connection with a redemption pursuant to this feature will, in effect, receive a number of shares for their Warrants based on an option pricing model with a fixed volatility input. This redemption right provides us with an additional mechanism by which to redeem all of the outstanding Warrants, and therefore have certainty as to the capital structure as the Warrants would no longer be outstanding and would have been exercised or redeemed. We will be required to pay the applicable redemption price to Warrant holders if we choose to exercise this redemption right, which will allow us to quickly proceed with a redemption of the Warrants if we determine it is in our best interest to do so. As such, we would redeem the Warrants in this manner when we believe it is in our best interest to update our capital structure to remove the Warrants and pay the redemption price to the Warrant holders.

As stated above, we can redeem the Warrants when the Class A Common Stock is trading at a price starting at $10.00, which is below the exercise price of $11.50, because it will provide certainty with respect to the capital structure and cash position while providing Warrant holders with the opportunity to exercise their Warrants on a cashless basis for the applicable number of shares. If we choose to redeem the Warrants when the Class A Common Stock is trading at a price below the exercise price of the Warrants, this could result in the Warrant holders receiving fewer shares of Class A Common Stock than they would have received if they had chosen to wait to exercise their Warrants for shares of Class A Common Stock if and when such shares of Class A Common Stock were trading at a price higher than the exercise price of $11.50.

No fractional shares of Class A Common Stock will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, we will round down to the nearest whole number of the number of shares of Class A Common Stock to be issued to the Warrant holder. We have agreed to use commercially reasonable efforts to register under the Securities Act the securities issuable upon the exercise of the Warrants.

Redemption Procedures

A Warrant holder may notify us in writing in the event it elects to be subject to a requirement that such Warrant holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (as specified by such holder) of the Class A Common Stock outstanding immediately after giving effect to such exercise.

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Anti-dilution Adjustments

If the number of outstanding shares of Class A Common Stock is increased by a share capitalization payable in shares of Class A Common Stock, or by a split-up of common stock or other similar event, then, on the effective date of such share capitalization, split-up or similar event, the number of shares of Class A Common Stock issuable on exercise of each Warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering made to all or substantially all holders of common stock entitling holders to purchase Class A Common Stock at a price less than the fair market value will be deemed a share capitalization of a number of shares of Class A Common Stock equal to the product of (i) the number of shares of Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A Common Stock) and (ii) the quotient of (x) the price per share of the Class A Common Stock paid in such rights offering and (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for shares of Class A Common Stock, in determining the price payable for Class A Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of shares of Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Class A Common Stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the Warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to all or substantially all the holders of Class A Common Stock on account of such Class A Common Stock (or other securities into which the warrants are convertible), other than (a) as described in the paragraph immediately above or (b) certain ordinary cash dividends or $0.50 per annum subject to adjustment, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Class A Common Stock in respect of such event.

If the number of outstanding shares of Class A Common Stock is decreased by a consolidation, combination, reverse share split or reclassification of Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of shares of Class A Common Stock issuable on exercise of each Warrant will be decreased in proportion to such decrease in outstanding share of Class A Common Stock.

Whenever the number of shares of Class A Common Stock purchasable upon the exercise of the Warrants is adjusted, as described above, the exercise price will be adjusted by multiplying the exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Class A Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Class A Common Stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding (other than those described above or that solely affects the par value of such shares), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Class A Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of Class A Common Stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrants would have received if such holder had exercised the Warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Class A Common Stock in such a transaction is payable in the form of Class A Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Warrant properly exercises the Warrant within thirty days following public disclosure of such transaction, the exercise price will be reduced as specified in the Warrant Agreement based on the Black-Scholes Warrant Value (as defined in the Warrant Agreement) of the Warrant. The purpose of such exercise price reduction is to provide additional value to holders of the Warrants when an extraordinary transaction occurs during the exercise period of the Warrants pursuant to which the holders of the Warrants otherwise do not receive the full potential value of the Warrants.

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DESCRIPTION OF SECURITIES

The Warrants are issued in registered form under the terms of the Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The Warrant Agreement provides that the terms of the Warrants may be amended without the consent of any holder for (i) the purpose of curing any ambiguity or, or curing, correcting or supplementing any defective provision contained in the Warrant Agreement, (ii) to provide for the delivery of Alternative Issuance (as defined in the Warrant Agreement) or (iii) adding or changing any provisions with respect to matters or questions arising under the Warrant Agreement as the parties to the Warrant Agreement may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the Warrants. The approval by the holders of at least 50% of the then-outstanding Public Warrants is required to make any change that adversely affects the interests of the registered holders of Public Warrants, and, solely with respect to any amendment to the terms of the Private Warrants, 50% of the then outstanding Private Warrants. You should review a copy of the Warrant Agreement, which will be filed as an exhibit to the registration statement of which this prospectus is a part, for a complete description of the terms and conditions applicable to the Warrants.

The Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of Warrants being exercised. The Warrant holders do not have the rights or privileges of holders of Class A Common Stock and any voting rights until they exercise their Warrants and receive Class A Common Stock. After the issuance of Class A Common Stock upon exercise of any Warrants, each Warrant holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Private Placement Warrants

The Private Warrants (including the Class A Common Stock issuable upon exercise of the Private Warrants) were not be transferable, assignable or salable until 30 days after June 8, 2021 (except, among other limited exceptions to certain persons or entities affiliated with the initial purchasers of the Private Warrants) and they will not be redeemable by us for cash so long as they are held by the initial purchasers or their permitted transferees. The initial purchasers, or their permitted transferees, have the option to exercise the Private Warrants on a cashless basis. Except as described herein, the Private Warrants have terms and provisions that are identical to those of the Public Warrants. If the Private Warrants are held by holders other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by us and exercisable by the holders on the same basis as the Public Warrants.

If holders of the Private Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its Warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the Warrants, multiplied by the excess of the “fair market value” of the Class A Common Stock (defined below) over the exercise price of the Warrants by (y) the fair market value. The “fair market value” will mean the average closing price of the Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is sent to the warrant agent. The agreement that the Private Warrants would be exercisable on a cashless basis so long as they were held by the initial purchasers or their permitted transferees was due to the fact that it was not known at the time of issuance whether such initial purchasers would be affiliated with us following the Closing. Because of their affiliation with us, such initial purchasers’ ability to sell our securities in the open market is significantly limited. We have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in the securities if he or she is in possession of material non-public information. Accordingly, unlike public stockholders who could exercise their warrants and sell the shares of Class A Common Stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders are significantly restricted from selling such securities.

Dividends

We have not paid any cash dividends on the Class A Common Stock to date and do not intend to pay any cash dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon our revenue and earnings, if any, capital requirements, liabilities and related reserves, and general financial condition. The payment of any cash dividends will be within the discretion of the Board from time to time and subject to applicable Delaware law. It is the present intention of the Board to retain all earnings, if any, for use in business operations and, accordingly, the Board does not anticipate declaring

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DESCRIPTION OF SECURITIES

any dividends in the foreseeable future. Further, the Company’s ability to declare dividends is currently limited by restrictive covenants in connection with the Company’s credit facility.

Transfer Agent and Warrant Agent

The transfer agent for our Class A Common Stock and warrant agent for our Warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence or intentional misconduct of the indemnified person or entity.

Anti-Takeover Provisions

Business Combinations

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•	an affiliate of an interested stockholder; or

•	an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

•	the Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•

after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•

on or subsequent to the date of the transaction, the initial business combination is approved by the Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Authorized but Unissued Shares

Our authorized but unissued Common Stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved Common Stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Exclusive Forum for Certain Lawsuits

The Amended and Restated Charter provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any: (i) derivative action or proceeding brought on behalf of the Company; (ii) action asserting a claim of breach of fiduciary duty owed by any of the our directors, officers or other employees or our stockholders; (iii) action asserting a claim against us, our directors, officers or employees arising pursuant to any provision of the DGCL or the Amended and Restated Charter or Amended and Restated Bylaws; or (iv) action asserting a claim against us, our directors, officers or employees governed by the internal affairs doctrine, and if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel, except for, as to each of (i) through (iv) above, any claim (A) as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of

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Chancery within ten days following the determination), (B) that is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction.

Under the Securities Act, federal and state courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act, and stockholders cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Accordingly, there is uncertainty as to whether a court would enforce such a forum selection provision as written in connection with claims arising under the Securities Act.

This forum selection clause may also discourage claims or limit stockholders’ ability to submit claims in a judicial forum that they find favorable and may result in additional costs for a stockholder seeking to bring a claim. While we believe the risk of a court declining to enforce this forum selection clause is low, if a court were to determine the forum selection clause to be inapplicable or unenforceable in an action, we may incur additional costs in conjunction with our efforts to resolve the dispute in an alternative jurisdiction, which could have a negative impact on our results of operations and financial condition.

Notwithstanding the foregoing, the forum selection clause will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder.

Special Meeting of Stockholders

Our Amended and Restated Bylaws provide that special meetings of our stockholders may be called only by a majority vote of our board of directors, by our Chief Executive Officer or by our Executive Chair or Chair of the Board.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Our Amended and Restated Bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the company secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. Our Amended and Restated Bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Action by Written Consent

Any action required or permitted to be taken by our common stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to any shares of Class B Common Stock that may in the future be outstanding.

Classified Board of Directors

Our Board will initially be divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

The Amended and Restated Charter provides that the authorized number of directors may be changed only by resolution of the Board. Subject to the terms of any preferred stock, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class. Any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office. As a result, in most circumstances, a person can gain control of our board only by successfully engaging in a proxy contest at two or more annual meetings.

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Rule 144

Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted securities would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted securities for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•	1% of the total number of shares or other units of the class of securities then outstanding; or

•	the average weekly reported trading volume of the class of securities during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

•	Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Lock-Up Agreements

Certain of our stockholders are subject to certain restrictions on transfer until the termination of applicable lock-up periods. See the section entitled “Certain Relationships and Related Party Transactions” for lock-up restrictions on our securities under the lock-up agreements.

Registration Rights

We have agreed to register certain of our securities. See the section entitled “Certain Relationships and Related Party Transactions-Amended and Restated Registration Rights Agreement” for a description of the Amended and Restated Registration Rights Agreement.

As described above under “Warrants,” we also agreed pursuant to the Warrant Agreement to file a registration statement covering the shares of Class A Common Stock issuable upon exercise of the Warrants.

Limitation of Liability and Indemnification

See the section entitled “Management and Corporate Governance-Limitation on Liability and Indemnification Matters” for a discussion of certain matters related to the limitation of liability and indemnification of our directors and officers.

Listing of Securities

Our Class A Common Stock and Public Warrants are listed on the Nasdaq Global Select Market under the symbols “CMAX” and “CMAXW,” respectively.

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PROPOSAL NO. 4 - THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Nasdaq Stock Issuance Proposal. In no event will our Board adjourn the Annual Meeting beyond the date by which it may properly do so under the Amended and Restated Charter, the Amended and Restated Bylaws and Delaware law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Nasdaq Stock Issuance Proposal.

Vote Required for Approval

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions, broker non-votes and the failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Annual Meeting will have no effect on the approval of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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OTHER MATTERS

Materials Not Incorporated by Reference

The Audit Committee Report included in this proxy statement shall not be deemed soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent we specifically incorporate such information by reference. In addition, this document includes website addresses, which are intended to provide inactive, textual references only. The information on these websites does not form part of this document.

Annual Report on Form 10-K

We have filed our Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov and on our web site at www.caremax.com. The Annual Report is not to be regarded as part of the proxy solicitation material.

If you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice.

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FUTURE STOCKHOLDER PROPOSALS

For any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Company’s Amended and Restated Bylaws.

Our Amended and Restated Bylaws provide notice procedures for stockholders to propose business (other than director nominations) to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date such meeting is first made. Thus, for our 2023 annual meeting of stockholders, notice of a proposal must be delivered to our Secretary no later than [                     ], 2023, and no earlier than [                     ], 2023, unless we change the date of our 2023 annual meeting by more than 30 days before or 60 days after such anniversary date. The Chairperson of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Further, our Amended and Restated Bylaws, provide notice procedures for stockholders to nominate a person as a director to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting was first made. Thus, for our 2023 annual meeting of stockholders, notice of a nomination must be delivered to our Secretary no later than [                     ], 2023 and no earlier than [                     ], 2023. The Chairperson of the Board may refuse to acknowledge the introduction of any stockholder nomination not made in compliance with the foregoing procedures.

2022 PROXY STATEMENT

HOUSEHOLDING INFORMATION

Pursuant to the rules of the SEC, CareMax and servicers that CareMax employs to deliver communications to CareMax stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, CareMax will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that CareMax deliver single copies of the proxy statement in the future. Stockholders of record may notify CareMax of their request by contacting Investor Relations via email at IR@caremax.com, by calling (786) 360-4768, or by writing to Investor Relations at CareMax, 1000 NW 57th Court, Suite 400, Miami, FL 33126. Beneficial holders may contact their bank, brokerage firm, or other nominee to request information about householding.

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WHERE YOU CAN FIND MORE INFORMATION

CareMax files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read CareMax’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. We also maintain a website at http://www.caremax.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:

CareMax, Inc.

Attention: Corporate Secretary

1000 NW 57th Court

Suite 400

Miami, FL 33126

(786) 360-4768

This document is a proxy statement of CareMax for the Annual Meeting of CareMax stockholders. The Company has not authorized anyone to give any information or make any representation about the Acquisition, CareMax or Steward Value-Based Care that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

2022 PROXY STATEMENT

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference into this proxy statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the Annual Meeting (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein). We also incorporate by reference in this proxy statement the following documents filed by us with the SEC under the Exchange Act:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 16, 2022, as amended;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 10, 2022; and

•

our Current Reports on Form 8-K (other than portions thereof furnished under Item 2.02 or Item 7.01 of Form  8-K and exhibits accompanying such reports related to such items) filed with the SEC on January 5, 2022, February 7, 2022, February 16, 2022, March 8, 2022, May 10, 2022 (as amended) and June 1, 2022 (as amended).

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the address and telephone number set forth above under “Where You Can Find More Information.”

Any statement incorporated by reference in this proxy statement from an earlier dated document that is inconsistent with a statement contained in this proxy statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this proxy statement, shall be deemed to be modified or superseded for purposes hereof by such statement contained in this proxy statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this proxy statement.

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Annex A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

CAREMAX, INC.,

SPARTA MERGER SUB I LLC,

SPARTA MERGER SUB II LLC,

SPARTA MERGER SUB III LLC,

SPARTA MERGER SUB I INC.,

SPARTA MERGER SUB II INC.,

SPARTA MERGER SUB III INC.,

SPARTA SUB, INC.,

SNCN HOLDCO INC.,

SICN HOLDCO INC.,

STEWARD HEALTH CARE SYSTEM LLC

AND

SPARTA HOLDING CO. LLC

May 31, 2022

ARTICLE I THE MERGER		A-2

1.01	Merger	A-2

1.02	Effective Time	A-2

1.03	Effect of the Merger	A-2

1.04	Certificate of Incorporation; Certificate of Formation	A-3

1.05	Bylaws; Operating Agreement	A-3

1.06	Directors and Officers	A-4

1.07	Conversion and Cancellation of Shares	A-4

1.08	The Closing	A-4

1.09	Closing Transactions	A-4

1.10	Closing Deliveries	A-5

1.11	Cash Payment Adjustment	A-6

1.12	Preparation of Closing Statement; Cooperation.	A-8

1.13	Earnout Class A Shares	A-8

1.14	Withholding	A-10

1.15	Initial Share Consideration True Up	A-10

ARTICLE II REPRESENTATIONS AND WARRANTIES OF BUYER, MERGER SUBS AND MERGER LLCS		A-10

2.01	Status	A-10

2.02	Power and Authority	A-10

2.03	Enforceability	A-11

2.04	No Violations; Consents and Approvals	A-11

2.05	No Brokers	A-11

2.06	Financing	A-11

2.07	Due Diligence	A-12

2.08	Investment Representation	A-12

2.09	Solvency	A-12

2.10	Litigation	A-12

2.11	Capitalization	A-12

2.12	SEC Documents; Financial Statements; Controls; Listing	A-13

2.13	Independent Registered Accounting Firm	A-13

2.14	Valid Issuance	A-13

2.15	No Integration	A-14

2.16	Exemptions from Securities Laws	A-14

2.17	Investment Company Status	A-14

2.18	Buyer Proxy Statement	A-14

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES		A-15

3.01	Status	A-15

A-i

3.02	Power and Authority	A-15

3.03	Enforceability	A-15

3.04	No Violations; Consents and Approvals	A-15

3.05	No Brokers	A-16

3.06	Ownership; Capitalization	A-16

3.07	Litigation	A-16

3.08	Securities Law Compliance	A-17

3.10	Tax Matters	A-17

ARTICLE IV REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANIES		A-17

4.01	Corporate Status	A-17

4.02	Capitalization; Ownership	A-17

4.03	Subsidiaries	A-18

4.04	No Violation; Consents and Approvals; Power and Authority	A-19

4.05	Financial Statements	A-19

4.06	Absence of Certain Developments	A-20

4.07	Litigation	A-20

4.08	Environmental Matters	A-20

4.09	Title to Properties	A-21

4.10	Compliance with Laws	A-21

4.11	Regulatory Matters	A-22

4.12	Information Privacy and Security Compliance	A-24

4.13	Labor and Employment Matters	A-25

4.14	Employee Benefit Plans	A-28

4.15	Tax Matters	A-29

4.16	Insurance	A-30

4.17	Licenses and Permits; Anti-Corruption	A-30

4.18	Affiliated Transactions	A-31

4.19	Material Contracts	A-31

4.20	Intellectual Property	A-33

4.21	No Brokers	A-34

4.22	Bank Accounts; Powers of Attorney	A-34

4.23	Payor Programs	A-34

4.24	Accounts Receivable	A-34

4.25	COVID-19	A-34

ARTICLE V PRE-CLOSING COVENANTS		A-35

5.01	Further Assurances; Closing Conditions	A-35

5.02	Notices and Consents	A-36

5.03	Regulatory Filings	A-36

5.04	Conduct of the Business of the Companies	A-38

A-ii

5.05	Access to Information	A-39

5.06	Exclusivity	A-40

5.07	Confidentiality Agreement	A-40

5.08	Buyer Proxy Statement and Buyer Stockholders’ Meeting	A-40

5.09	Listing	A-41

5.10	Matters	A-42

5.11	Conduct of Business of Buyer	A-42

5.12	Cooperation with Debt Refinancing	A-42

5.13	Interim Review	A-43

5.14	Affiliated Provider Participation Agreements	A-43

5.15	Medicare Advantage Plan Contracting	A-44

5.16	Amendments to Participation Agreements	A-44

5.17	Transition Services; Care Coordination	A-44

ARTICLE VI POST-CLOSING COVENANTS		A-44

6.01	Further Assurances	A-44

6.02	Director and Officer Liability and Indemnification	A-44

6.03	Access to Books and Records	A-45

6.04	Transfer Taxes	A-45

6.05	Use of Names	A-45

6.06	Call Option	A-45

6.07	Medicare Shared Savings Program Notices	A-46

6.08	Seller Restrictive Covenants	A-46

6.09	Buyer Restrictive Covenants	A-48

6.10	SMG Providers	A-49

6.11	Affiliated Provider Participation Agreements.	A-49

ARTICLE VII TAX COVENANTS		A-50

7.01	Pre-Closing Income Taxes	A-50

7.02	Straddle Period	A-51

7.03	End of Tax Year	A-51

7.04	Amendments, Elections, Etc	A-51

7.05	Cooperation on Tax Matters	A-51

7.06	Income Tax Refunds and Credits	A-51

7.07	Tax Returns	A-52

7.08	Tax Contests	A-52

7.09	Tax Treatment	A-52

ARTICLE VIII CONDITIONS TO THE OBLIGATIONS OF BUYER		A-53

8.01	Accuracy of Representations and Warranties	A-53

8.02	Compliance with Obligations	A-53

8.03	No Injunction	A-53

A-iii

8.04	Termination of Hart-Scott Rodino Waiting Period; Other Approvals	A-53

8.05	Release Letters	A-53

8.06	Buyer Stockholder Proposals	A-53

8.07	NASDAQ Approval	A-53

8.08	Ancillary Documents	A-54

8.09	Interim Review	A-54

ARTICLE IX CONDITIONS TO THE OBLIGATIONS OF SELLER PARTIES AND THE COMPANIES		A-54

9.01	Accuracy of Representations and Warranties	A-54

9.02	Compliance with Obligations	A-54

9.03	No Injunction	A-54

9.04	Termination of Hart-Scott Rodino Waiting Period; Other Approvals	A-54

9.05	Buyer Stockholder Proposals	A-54

9.06	NASDAQ Approval	A-54

ARTICLE X SURVIVAL; INDEMNIFICATION		A-55

10.01	Survival of Representations, Warranties and Covenants	A-55

10.02	Indemnification Provisions for Benefit of Buyer	A-55

10.03	Indemnification Provisions for Benefit of Seller	A-56

10.04	Matters Involving Third Parties	A-57

10.05	Determination of Losses	A-59

10.06	Mitigation	A-59

10.07	Exclusive Remedy	A-59

10.08	No Duplication	A-60

10.09	Other Indemnification Matters	A-60

10.10	Buyer Set-Off Right	A-60

ARTICLE XI DEFINITIONS		A-60

11.01	Defined Terms	A-60

11.02	Other Definitional Provisions	A-74

11.03	Cross-Reference of Other Definitions	A-75

ARTICLE XII TERMINATION		A-76

12.01	Termination	A-76

12.02	Effect of Termination	A-77

ARTICLE XIII GENERAL PROVISIONS		A-77

13.01	Notices	A-77

13.02	Entire Agreement	A-78

13.03	Expenses	A-78

13.04	Amendment; Waiver	A-78

13.05	Binding Effect; Assignment	A-79

13.06	Counterparts	A-79

A-iv

13.07	Interpretation; Schedules	A-79

13.08	Governing Law; Interpretation	A-80

13.09	Forum Selection; Consent to Jurisdiction; Waiver of Jury Trial	A-80

13.10	Specific Performance	A-80

13.11	Arm’s Length Negotiations; Drafting	A-81

13.12	Time	A-81

13.13	Made Available	A-81

13.14	Confidentiality; Publicity	A-81

13.15	Releases	A-81

13.16	Company Representation	A-82

EXHIBITS

Exhibit A	Form of Certificate of Initial Merger (Companies into Merger Subs)
Exhibit B	Form of Certificate of Final Merger (Merger Subs into Merger LLCs)
Exhibit C	Form of Seller Closing Certificate
Exhibit D	Form of SMG Participating Provider Agreement
Exhibit E	Form of Participating Provider Agreement Amendment
Exhibit F	Form of Buyer Closing Certificate
Exhibit G	Form of Equity Transfer Restriction Agreement
Exhibit H	Form of Exclusive Global Network Access Agreement
Exhibit I	Form of Investor Rights Agreement
Exhibit J	Form of de la Torre Restrictive Covenant Agreement
Exhibit K	Form of Principal Restrictive Covenant Agreement
Exhibit L	Buyer Series A Preferred Certificate of Designation

SCHEDULES

Schedule 1.10(a)(v)	Resignations
Schedule 1.12(a)	Net Pre-Closing Medicare AR Schedule
Schedule 2.04	Buyer Consents and Approvals
Schedule 3.04	Seller Consents and Approvals
Schedule 5.02	Notices and Consents
Schedule 5.04	Conduct of Business
Schedule 8.04	Required Approvals
Schedule 8.05	Release Letters

A-v

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of May 31, 2022 (the “Execution Date”) by and among (i) CareMax, Inc., a Delaware corporation (“Buyer”), (ii) Sparta Merger Sub I Inc., a Delaware corporation (“Merger Sub I”), (iii) Sparta Merger Sub II Inc., a Delaware corporation (“Merger Sub II”), (iv) Sparta Merger Sub III Inc., a Delaware corporation (“Merger Sub III” and, collectively with Merger Sub I and Merger Sub II, “Merger Subs” and each a “Merger Sub”), (v) Sparta Merger Sub I LLC, a Delaware limited liability company (“Merger LLC I”), (vi) Sparta Merger Sub II LLC, a Delaware limited liability company (“Merger LLC II”), (vii) Sparta Merger Sub III LLC, a Delaware limited liability company (“Merger LLC III” and, collectively with Merger LLC I and Merger LLC II, “Merger LLCs” and each a “Merger LLC”), (viii) Sparta Sub Inc., a Delaware corporation (“SACN Holdco”), (ix) SNCN Holdco Inc., a Delaware corporation (“SNCN Holdco”), (x) SICN Holdco Inc., a Delaware corporation (“SICN Holdco” and, collectively with SACN Holdco, SNCN Holdco, Steward National Care Network, Inc. (“SNCN”), Steward Integrated Care Network, Inc. (“SICN”), Steward Accountable Care Network, Inc. (“SACN”), each a “Company” and, collectively, the “Companies”), (xi) Sparta Holding Co. LLC, a Delaware limited liability company (the “Seller”), and (xii) Steward Health Care System LLC, a Delaware limited liability company (the “Parent” or “SHCS” and, together with the Seller, the “Seller Parties” and each a “Seller Party”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in Section 11.01 of this Agreement. Buyer, Merger Subs, Merger LLCs, the Companies and the Seller Parties are sometimes referred to herein collectively as the “Parties” and, each individually, as a “Party.”

PRELIMINARY STATEMENTS

A. Buyer owns all of the issued and outstanding shares of capital stock of each Merger Sub and all of the outstanding equity interests of each Merger LLC.

B. As of the Execution Date, Parent indirectly owns all of the issued and outstanding equity interests of each Company. Following the Reorganization and as of the Closing, the Seller will own all of the issued and outstanding equity interests of each Company.

C. The Parties desire to concurrently merge (a) Merger Sub I with and into SACN Holdco, with SACN Holdco as the surviving corporation, (b) Merger Sub II with and into SNCN, with SNCN as the surviving corporation, and (c) Merger Sub III with and into SICN Holdco, with SICN Holdco as the surviving corporation (subclauses (a), (b), and (c), collectively, the “Initial Merger”). Immediately thereafter, the Parties desire to merge (i) SACN Holdco with and into Merger LLC I, with Merger LLC I as the surviving company, (ii) SNCN Holdco with and into Merger LLC II, with Merger LLC II as the surviving company, and (iii) SICN Holdco with and into Merger LLC III, with Merger LLC III as the surviving company (subclauses (i), (ii) and (iii), collectively, the “Final Merger” and, together with the Initial Merger, the “Merger”). It is intended that the Initial Merger be mutually interdependent with and a condition precedent to the Final Merger and that the Final Merger shall be effected immediately after the Initial Merger without further approval, authorization or direction from or by any of the Parties. The Parties intend that the Initial Merger and the Final Merger, taken together as a single integrated transaction, will qualify as a reorganization pursuant to Code Section 368(a)(1)(A) to which Buyer and the participating Companies are parties pursuant to Section 368(b) of the Code and that this Agreement constitutes a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a) (the “Intended Tax Treatment”).

D. The board of directors of Buyer (the “Buyer Board”), each Merger Sub and the Companies, and the requisite members and managers of each Merger LLC and the Seller Parties, have each approved this Agreement and the Transactions.

E. Concurrently with the execution and delivery of this Agreement, as a condition and inducement to the willingness of the Seller and the Companies to enter into this Agreement, Deerfield Partners, L.P. has entered into a Support Agreement (the “Support Agreement”) with the Buyer.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

THE MERGER

1.01 Merger. Subject to and upon the terms and conditions of this Agreement, the DLLCA and the DGCL, (a) at the Effective Time, (i) Merger Sub I shall be merged with and into SACN Holdco, whereupon the separate existence of Merger Sub I shall cease and SACN Holdco shall continue as the surviving corporation and wholly owned subsidiary of Buyer, (ii) Merger Sub II shall be merged with and into SNCN, whereupon the separate existence of Merger Sub II shall cease and SNCN shall continue as the surviving corporation and wholly owned subsidiary of Buyer, and (iii) Merger Sub III shall be merged with and into SICN Holdco, whereupon the separate existence of Merger Sub III shall cease and SICN Holdco shall continue as the surviving corporation and wholly owned subsidiary of Buyer, and (b) immediately after the Effective Time, (i) SACN Holdco shall be merged with and into Merger LLC I, whereupon the separate existence of SACN Holdco shall cease and Merger LLC I shall continue as the surviving company and wholly owned subsidiary of Buyer, (ii) SNCN Holdco shall be merged with and into Merger LLC II, whereupon the separate existence of SNCN Holdco shall cease and Merger LLC II shall continue as the surviving company and wholly owned subsidiary of Buyer and (iii) SICN Holdco shall be merged with and into Merger LLC III, whereupon the separate existence of SICN Holdco shall cease and Merger LLC III shall continue as the surviving company and wholly owned subsidiary of Buyer. Each of SACN Holdco, SNCN Holdco and SICN Holdco, each as a surviving corporation in the Initial Merger, is hereinafter sometimes referred to as the “Surviving Corporation I”, “Surviving Corporation II”, and “Surviving Corporation III”, respectively, and each, a “Surviving Corporation” and, collectively, the “Surviving Corporations”. Each of Merger LLC I, Merger LLC II and Merger LLC III, each as the surviving company in the Final Merger, is hereinafter sometimes referred to as the “Surviving Company I”, “Surviving Company II”, and “Surviving Company III”, respectively, and each, a “Surviving Company” and, collectively, the “Surviving Companies”.

1.02 Effective Time. At the Closing, (a) each Company, Buyer and each Merger Sub shall cause a certificate of merger, each in form and substance substantially similar to Exhibit A attached hereto (each a “Certificate of Initial Merger” and, collectively, the “Certificates of Initial Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware, and shall make all other filings or recordings required by the DGCL to complete the Initial Merger, and (b) immediately thereafter, each of the Surviving Corporations, Buyer and each Merger LLC shall cause a certificate of merger, each in form and substance substantially similar to Exhibit B attached hereto (each a “Certificate of Final Merger” and, collectively, the “Certificates of Final Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware, and shall make all other filings or recordings required by the DLLCA to complete the Final Merger. The Initial Merger shall become effective at such time as each of the Certificates of Initial Merger is duly filed with the Secretary of State of the State of Delaware or at such other time as Buyer and the Seller shall agree and shall specify in the Certificates of Initial Merger (the “Effective Time”). The Final Merger shall become effective at such time as the Certificate of Final Merger is duly filed with the Secretary of State of the State of Delaware or at such other time as Buyer and the Seller shall agree and shall specify in the Certificate of Final Merger.

1.03 Effect of the Merger.

(a) At the Effective Time, the effect of the Initial Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, (i) all of the assets, property, rights, privileges, powers and franchises of SACN Holdco and Merger Sub I shall vest in the Surviving Corporation I, and all debts, liabilities and duties of SACN Holdco and Merger Sub I shall become the debts, liabilities and duties of the Surviving Corporation I, (ii) all of the assets, property, rights, privileges, powers and franchises of SNCN Holdco and Merger Sub II shall vest in the Surviving Corporation II, and all debts, liabilities and duties of SNCN Holdco and Merger Sub II shall become the debts, liabilities and duties of the Surviving Corporation II, and (iii) all of the assets, property, rights, privileges, powers and franchises of SICN Holdco and Merger Sub III shall vest in the Surviving Corporation III, and all debts, liabilities and duties of SICN Holdco and Merger Sub III shall become the debts, liabilities and duties of the Surviving Corporation III.

(b) At the effective time of the Final Merger (as set forth in the last sentence of Section 1.02), the effect of the Final Merger shall be as provided in this Agreement and the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, from and after such effective time, (i) all of the assets, property, rights, privileges, powers and franchises of SACN Holdco and Merger LLC I shall vest in the Surviving Company I, and all debts, liabilities and duties of SACN Holdco and Merger LLC I shall become the debts, liabilities and duties of the Surviving Company I, (ii) all of the assets, property, rights, privileges, powers and franchises of SNCN Holdco and Merger LLC II shall vest in the Surviving Company II, and all debts, liabilities and duties of SNCN Holdco and Merger LLC II shall become the debts, liabilities and duties of the Surviving Company II, and (iii) all of the assets, property, rights, privileges, powers and franchises of SICN Holdco and Merger LLC III shall vest in the Surviving Company III, and all debts, liabilities and duties of SICN Holdco and Merger LLC III shall become the debts, liabilities and duties of the Surviving Company III.

1.04 Certificate of Incorporation; Certificate of Formation.

(a) At the Effective Time, the amended and restated certificate of incorporation attached as an exhibit to the applicable Certificate of Initial Merger (which shall be in the form of the certificate of incorporation of the applicable Merger Sub in effect immediately prior to the Effective Time) shall be the certificate of incorporation of the applicable Surviving Corporation until amended as provided therein and in accordance with applicable Law.

(b) At the effective time of the Final Merger (as set forth in the last sentence of Section 1.02), the amended and restated certificate of formation attached as an exhibit to the applicable Certificate of Final Merger (which shall be in the form of the certificate of formation of the applicable Merger LLC in effect immediately prior to such effective time) shall be the certificate of formation of the applicable Surviving Company until amended as provided therein and in accordance with applicable Law.

1.05 Bylaws; Operating Agreement.

(a) At the Effective Time, the bylaws of each of Merger Sub I, Merger Sub II, and Merger Sub III in effect immediately prior to the Effective Time shall be the bylaws of each of the Surviving Corporation I, Surviving Corporation II, and Surviving Corporation III, respectively, until amended as provided therein and in accordance with applicable Law, provided that references therein to the name of Merger Sub I, Merger Sub II, or Merger Sub III shall be deemed to be references to the name of the Surviving Corporation I, Surviving Corporation II, or Surviving Corporation III, as applicable.

(b) At the effective time of the Final Merger (as set forth in the last sentence of Section 1.02), the limited liability company agreement of each of Merger LLC I, Merger LLC II and Merger LLC III in effect immediately prior to such effective time shall be the limited liability company agreement of each of the Surviving Company I, Surviving Company II and Surviving Company III, respectively, until amended as provided therein and in accordance with applicable Law.

1.06 Directors and Officers.

(a) From the Effective Time until the effective time of the Final Merger (as set forth in the last sentence of Section 1.02), the directors and officers of each of Merger Sub I, Merger Sub II, and Merger Sub III immediately prior to the Effective Time shall be the directors and officers, as applicable, of the Surviving Corporation I, Surviving Corporation II, and Surviving Corporation III, respectively.

(b) From and after the effective time of the Final Merger (as set forth in the last sentence of Section 1.02), until successors are duly elected or appointed in accordance with applicable Law, the manager and officers of each of Merger LLC I, Merger LLC II and Merger LLC III immediately prior to such effective time shall be the manager and officers, as applicable, of the Surviving Company I, Surviving Company II and Surviving Company III, respectively.

1.07 Conversion and Cancellation of Shares. On the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of the Parties or any other Person, the following shall occur:

(a) The Shares shall be cancelled and extinguished and shall be automatically converted into the right to receive (i) the Cash Payment, subject to adjustment as provided in Section 1.11, (ii) 23,500,000 shares of Class A Common Stock, subject to adjustment as provided in Section 1.16 (the “Initial Share Consideration”) and (iii) the Earnout Class A Shares (if any), to the extent issuable to the Seller in accordance with Section 1.13 (the consideration referenced in clauses (i) – (iii) is hereinafter referred to as the “Purchase Price”).

(b) (i) Each share of common stock of Merger Sub I issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid, and nonassessable share of common stock of the Surviving Corporation I, (ii) each share of common stock of Merger Sub II issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid, and nonassessable share of common stock of the Surviving Corporation II, and (iii) each share of common stock of Merger Sub III issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid, and nonassessable share of common stock of the Surviving Corporation III.

1.08 The Closing. The closing of the Transactions (the “Closing”) shall take place remotely via the exchange of electronic signature pages (a) on the second (2nd) Business Day following satisfaction or waiver of all of the closing conditions set forth in Article VIII and Article IX (other than those conditions that by their nature are to be satisfied at the Closing), or (b) on such other date as is mutually agreed to in writing by Buyer and the Seller. The date on which the Closing actually occurs is referred to herein as the “Closing Date.” If the Closing occurs, then all Transactions to occur on or as of the Closing Date shall be deemed to have occurred simultaneously and to be effective for all Tax and accounting purposes as of 12:01 a.m. local time on the Closing Date (other than the Final Merger, which shall be deemed to be effective for all Tax and accounting purposes as of 12:02 a.m. local time on the Closing Date).

1.09 Closing Transactions. On the Closing Date:

(a) Each Merger Sub and each Company shall cause the applicable Certificate of Initial Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware;

(b) Each Merger LLC and each Surviving Corporation shall cause the applicable Certificate of Final Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware;

(c) The Seller shall deliver to Buyer a stock certificate representing the Shares, endorsed in blank;

(d) Buyer shall pay, or cause to be paid, the Reorganization Note Amount pursuant to the payoff letter delivered by the Seller to Buyer pursuant to Section 1.10(a)(v);

(e) Buyer shall pay, or cause to be paid, to the Seller the Estimated Cash Payment, if any;

(f) Buyer shall deliver to the Seller 23,500,000 shares of Class A Common Stock and one share of Buyer Series A Preferred Stock in non-certificated book-entry form in the name of the Seller and with the restrictive legends set forth in the Investor Rights Agreement; and

(g) Buyer and the Seller shall make such other deliveries as are required by Section 1.10.

Unless otherwise specified, all payments pursuant to this Section 1.09 shall be by wire transfer of immediately available U.S. dollars to an account or accounts specified in writing by the Seller.

1.10 Closing Deliveries.

(a) At the Closing, the Seller shall deliver to Buyer each of the following:

(i) a certificate of the Seller dated as of the Closing Date in the form attached hereto as Exhibit C, stating that the conditions specified in Sections 8.01 and 8.02 have been satisfied and the Reorganization has been consummated pursuant to the Reorganization Plan;

(ii) either (A) an executed Internal Revenue Service Form W-9 from the Seller or (B) a non-foreign affidavit dated as of the Closing Date and in form and substance required under Treasury Regulation Section 1.1445-2(b)(2) stating that the Seller is not a “foreign person” as defined in Section 1445 of the Code;

(iii) a copy of the certificate of incorporation of each Company certified by the Secretary of State of Delaware, and a certificate of good standing of each Company from the Secretary of State of Delaware dated within ten (10) days of the Closing Date;

(iv) the Release Letters;

(v) a payoff letter from Steward Health Care Network, Inc. that reflects the amount required in order to pay in full the Reorganization Note (such amount, the “Reorganization Note Amount”);

(vi) a counterpart signature page to each of the Exclusive Global Network Access Agreement and the Investor Rights Agreement;

(vii) duly executed copies of each of the Principal Restrictive Covenant Agreements and the de la Torre Restrictive Covenant Agreement;

(viii) the Equity Transfer Restriction Agreement executed by each of the parties thereto;

(ix) a participating provider agreement executed by SMG between SMG and the Buyer or its Affiliate in substantially the form attached hereto as Exhibit D (the “SMG Participating Provider Agreement”);

(x) assignments of those certain designation agreements set forth on Schedule 1.10(xi) to an individual designated by Buyer;

(xi) assignments of those certain skilled nursing facility program agreements set forth on Schedule 1.10(xii) duly executed by SHCN and SNCN;

(xii) an amendment to the participating provider agreements between SHCN and TACO, on the one hand, and all Affiliated Providers, either directly or indirectly through the physician group practice that employs or engages the Provider, in the form attached hereto as Exhibit E (the “Participating Provider Agreement Amendment”);

(xiii) a termination of that certain Managed Healthcare Partners, LLC Network Risk Agreement with SHCN, dated December November 24, 2021 duly executed by SHCN;

(xiv) transfer of the website information set forth on Schedule 1.10(a)(xiv) to the appropriate Company as requested by the Buyer; and

(xv) a transition services agreement, executed by SHCS between SHCS and the Buyer on commercially reasonable terms which shall include that all services shall be provided at the incremental cost of providing such services without markup and in a form reasonably acceptable to SHCS and the Buyer, including the transition services and terms set forth on Schedule 1.10(a)(xiv) (the “Transition Services Agreement”); and

(xvi) resignations from such directors or officers of each Company and each Subsidiary as Buyer may request; and

(xvii) evidence reasonably satisfactory to Buyer that the Reorganization has been consummated in accordance with the Reorganization Plan.

(b) At the Closing, Buyer shall deliver to the Seller each of the following:

(i) a certificate dated as of the Closing Date in substantially the form attached hereto as Exhibit F stating that the conditions specified in Sections 9.01 and 9.02 have been satisfied;

(ii) certified copies of the resolutions duly adopted by the requisite Buyer Stockholders authorizing and approving the Buyer Stockholder Proposals; and

(iii) a counterpart signature page to each of the Exclusive Global Network Extension Agreement, Stock Transfer Restriction Agreement, SMG Participating Provider Agreement, Transition Services Agreement, and Investor Rights Agreement signed by Buyer or its Affiliate, as applicable.

1.11 Cash Payment Adjustment.

(a) Estimated Cash Payment. Not less than two (2) Business Days prior to the Closing Date, the Seller shall deliver to Buyer a good faith estimate (the “Estimated Closing Statement”) of the Net Pre-Closing Medicare AR (if any) and, based on such estimate, an estimate of the Cash Payment (the “Estimated Cash Payment”); provided, that the Parties acknowledge and agree that (i) Buyer shall not be required to pay to Seller the full amount of the Net Pre-Closing Medicare AR set forth in the Estimated Closing Statement, but rather the Financed Net Pre-Closing Medicare AR, at the Closing, and (ii) any difference between such amounts will be paid after the Closing pursuant to Section 1.11(c) or (d).

(b) Final Calculations.

(i) Within thirty (30) days after, as applicable, (A) the final receipt of the accounts receivable of the Companies and their Subsidiaries related to the period beginning on January 1, 2021 and ending on December 31, 2021 that are included in the Net Pre-Closing Medicare AR Schedule (the “2021 Net Pre-Closing Medicare AR”) or (B) the final receipt of the accounts receivable of the Companies and their Subsidiaries related to the period beginning on January 1, 2022 and ending on the Closing Date that are included in the Net Pre-Closing Medicare AR Schedule (the “2022 Net Pre-Closing Medicare AR”), Buyer shall prepare and deliver to the Seller a statement (the “Closing Statement”) setting forth Buyer’s good faith calculation of the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be). If Buyer does not deliver a Closing Statement with respect to the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be) to the Seller within thirty (30) days after the final receipt of such 2021 Net Pre-Closing Medicare AR or the final receipt of such 2022 Net Pre-Closing Medicare AR (as the case may be), then, at the election of the Seller (acting in its sole discretion), either (x) the Seller may prepare and present a Closing Statement with respect to such 2021 Net Pre-Closing Medicare AR or such 2022 Net Pre-Closing Medicare AR (as the case may be) within an additional thirty (30) days thereafter or (y) the Estimated Closing Statement with respect to such 2021 Net Pre-Closing Medicare AR or such 2022 Net

Pre-Closing Medicare AR (as the case may be) will be deemed to be the final Closing Statement in accordance with this Section 1.11(b). If the Seller elects to prepare a Closing Statement with respect to the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be) in accordance with the immediately preceding sentence, then all subsequent references with respect to such 2021 Net Pre-Closing Medicare AR or such 2022 Net Pre-Closing Medicare AR (as the case may be) in this Section 1.11(b) to Buyer, on the one hand, and the Seller, on the other hand, will be deemed to be references to the Seller, on the one hand, and Buyer, on the other hand, respectively. After delivery of a Closing Statement with respect to the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be), the Seller and its accountants shall be permitted to make inquiries of Buyer and its accountants regarding questions concerning or disagreements with such Closing Statement arising in the course of their review thereof. If the Seller has any objections to such Closing Statement, then the Seller shall deliver to Buyer a statement (an “Objection Statement”) setting forth its disputes or objections (the “Objection Disputes”) to such Closing Statement and, to the extent practical, the Seller’s proposed resolution of each such Objection Dispute. If an Objection Statement is not delivered to Buyer within thirty (30) days after receipt of such Closing Statement by Seller, then such Closing Statement as originally received by the Seller shall be final, binding, and non-appealable by the Parties. If an Objection Statement is timely delivered, then Buyer and the Seller shall negotiate in good faith to resolve any Objection Disputes, but if they do not reach a final resolution within thirty (30) days after the delivery of the Objection Statement, the Seller and Buyer shall submit each unresolved Objection Dispute to a nationally recognized independent accounting firm mutually agreeable to Buyer and the Seller (the “Independent Auditor”) to resolve such Objection Disputes. The Independent Auditor shall be instructed to set forth a procedure to provide for prompt resolution of any unresolved Objection Disputes and, in any event, to make its determination in respect of such Objection Disputes within thirty (30) days following its retention. The Independent Auditor’s determination of such Objection Disputes shall be treated as expert determinations or appraisals under Delaware Law and such expert determinations shall be final and binding upon the Parties and not subject to review by a court or other tribunal; provided, however, that no such determination with respect to any item reflected in the Objection Statement shall be any more favorable to Buyer than is set forth in the Closing Statement with respect to the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be) or any more favorable to the Seller than is proposed in the corresponding Objection Statement. If any unresolved Objection Disputes are submitted to the Independent Auditor, then, for purposes of this Section 1.11(b), Buyer shall be the prevailing party in such proceeding if a majority of the dollar amount of the unresolved Objection Disputes are decided by the Independent Auditor in favor of Buyer, and the Seller shall be the prevailing party if a majority of the dollar amount of the unresolved Objection Disputes are decided by the Independent Auditor in favor of the Seller (by way of example and for illustration purposes only, if there are $200,000 of disputed items to be determined by the Independent Auditor and the Independent Auditor determines that Buyer’s claims prevail with respect to $125,000 and the Seller’s claims prevail with respect to $75,000, then Buyer would be the prevailing party). The Party that is not the prevailing party shall pay all of the fees, costs, and expenses of the Independent Auditor. The final Closing Statement with respect to the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be), however determined pursuant to this Section 1.11(b), will produce the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be) to be used to determine the final Cash Payment. The process set forth in this Section 1.11(b) shall be the exclusive remedy of the Parties for any disputes related to items required to be reflected on any Closing Statement or included in the calculation of any component of the Net Pre-Closing Medicare AR, whether or not the underlying facts and circumstances constitute a breach of any representations or warranties.

(c) If, after the final determination of the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be) pursuant to Section 1.11(a), the final 2021 Net Pre-Closing Medicare AR or the final 2022 Net Pre-Closing Medicare AR (as the case may be) is greater than the portion of the Financed Net Pre-Closing Medicare AR attributable to the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be) set forth in the Estimated Closing Statement plus any reasonable and documented out-of-pocket fees, interest and other costs and expenses paid or payable by Buyer or its Affiliates in connection with the Medicare AR Financing, if any, in each case to the extent not previously reimbursed, then Buyer shall promptly (but in any event within five (5) Business Days of the final determination thereof) pay to the Seller such difference by wire transfer of immediately available funds to an account or accounts designated by the Seller.

(d) If, after the final determination of the 2021 Net Pre-Closing Medicare AR or the 2022 Net Pre-Closing Medicare AR (as the case may be) pursuant to Section 1.11(a), the portion of the Financed Net Pre-Closing Medicare AR attributable to the estimated 2021 Net Pre-Closing Medicare AR or the estimated 2022 Net Pre-Closing Medicare AR (as the case may be) set forth in the Estimated Closing Statement plus any reasonable and documented out-of-pocket fees, interest and other costs and expenses paid or payable by Buyer or its Affiliates in connection with the Medicare AR Financing, if any, in each case to the extent not previously reimbursed, is greater than the final 2021 Net Pre-Closing Medicare AR or the final 2022 Net Pre-Closing Medicare AR (as the case may be), then the Seller Parties shall promptly (but in any event within five (5) Business Days of the final determination thereof) pay to Buyer such difference by wire transfer of immediately available funds to an account or accounts designated by Buyer.

1.12 Preparation of Closing Statement; Cooperation.

(a) Preparation of Closing Statement. The Closing Statement (and all calculations of the Net Pre-Closing Medicare AR) shall be prepared and calculated in accordance Schedule 1.12(a) (the “Net Pre-Closing Medicare AR Schedule”).

(b) Cooperation. Following the Closing, Buyer shall, and shall cause the Companies and their Subsidiaries and its and their respective officers, employees, consultants, accountants and agents to, (i) cooperate fully with the Seller and its accountants in connection with their review or preparation (as applicable) of the applicable Closing Statement, the corresponding Objection Statement, the applicable Earnout Statement and/or the corresponding Earnout Objection Statement (including by providing the Seller with reasonable access to the employees of Buyer, the Companies and their Subsidiaries who are knowledgeable about the information contained in, and the preparation of, the applicable Closing Statement or Earnout Statement), and (ii) provide any books, records, work papers and other information reasonably requested by the Seller and its accountants in connection therewith or in connection with resolving any Objection Dispute or Earnout Objection Dispute, including during the period while any unresolved Objection Dispute or Earnout Objection Dispute is being reviewed by the Independent Auditor and until a final determination has been issued by the Independent Auditor.

1.13 Earnout Class A Shares.

(a) If, at any time after the Closing, the Medical Expense Ratio attributable to any 100,000 Covered Members is maintained at an average rate of less than 85% for a period of two consecutive calendar quarters, then the Seller shall be entitled to receive the Earnout Class A Shares. Notwithstanding the forgoing or anything to the contrary in this Agreement, if, in the event of a Change in Control of Buyer at any time after the Closing and prior to the date the Seller is entitled to receive the Earnout Class A Shares pursuant to the immediately preceding sentence of this Section 1.13(a) then Seller shall be entitled to receive the Earnout Class A Shares immediately.

(b) Within sixty (60) days after the end of each calendar quarter (beginning with the calendar quarter following the calendar quarter in which the Closing occurs and ending when the Earnout Class A Shares are issued by Buyer to the Seller), Buyer shall prepare and deliver to the Seller a statement (the “Earnout Statement”) setting forth the roster of all Covered Members (as permitted by all applicable Healthcare Laws) and Buyer’s good faith calculation of the Covered Members and the Medical Expense Ratio attributable to each such Covered

Members and, based on such calculation, whether the Earnout Class A Shares are to be issued to the Seller as of the end of such calendar quarter. If Buyer does not deliver an Earnout Statement for any calendar quarter to the Seller within sixty (60) days after the end of such calendar quarter, then, at the election of the Seller (acting in its sole discretion), the Seller may prepare and present an Earnout Statement for such calendar quarter within an additional thirty (30) days thereafter. If the Seller elects to prepare an Earnout Statement in accordance with the immediately preceding sentence, then all subsequent references with respect to such Closing Statement in this Section 1.13(b) to Buyer, on the one hand, and the Seller, on the other hand, will be deemed to be references to the Seller, on the one hand, and Buyer, on the other hand, respectively. After delivery of an Earnout Statement for any calendar quarter, the Seller and its accountants shall be permitted to make inquiries of Buyer and its accountants regarding questions concerning or disagreements with such Earnout Statement arising in the course of their review thereof. If the Seller has any objections to such Earnout Statement, then the Seller shall deliver to Buyer a statement (an “Earnout Objection Statement”) within thirty (30) days of delivery of the Earnout Statement setting forth its disputes or objections (the “Earnout Objection Disputes”) to such Earnout Statement and, to the extent practical, the Seller’s proposed resolution of each such Earnout Objection Dispute. If an Earnout Objection Statement is timely delivered, then Buyer and the Seller shall negotiate in good faith to resolve any Earnout Objection Disputes, but if they do not reach a final resolution within thirty (30) days after the delivery of such Earnout Objection Statement, the Seller and Buyer shall submit each unresolved Objection Dispute to the Independent Auditor to resolve such Earnout Objection Disputes. The Independent Auditor shall be instructed to set forth a procedure to provide for prompt resolution of any unresolved Earnout Objection Disputes and, in any event, to make its determination in respect of such Earnout Objection Disputes within thirty (30) days following its retention. The Independent Auditor’s determination of such Earnout Objection Disputes shall be treated as expert determinations or appraisals under Delaware Law and such expert determinations shall be final and binding upon the Parties and not subject to review by a court or other tribunal; provided, however, that no such determination with respect to any item reflected in the Earnout Objection Statement shall be any more favorable to Buyer than is set forth in the Earnout Statement or any more favorable to the Seller than is proposed in the corresponding Earnout Objection Statement. If any unresolved Earnout Objection Disputes are submitted to the Independent Auditor, then, for purposes of this Section 1.13(b), Buyer and the Seller shall each pay 50% of all fees, costs, and expenses of the Independent Auditor. The final Earnout Statement for any calendar quarter after the Closing, however determined pursuant to this Section 1.13(b), will set forth (x) the roster of all Covered Members as of the end of such calendar quarter, and (y) the Medical Expense Ratio with respect to each such Covered Member as of the end of such calendar quarter.

(c) Within five (5) Business Days after either the Seller is entitled to receive the Earnout Class A Shares pursuant to the last sentence of Section 1.13(a) or the Earnout Class A Shares become final and binding pursuant to Section 1.13(b), Buyer shall deliver to the Seller the Earnout Class A Shares in a non-certificated book-entry statement with the restrictive legends set forth in the Investor Rights Agreement. The Parties agree to treat the issuance of any such Earnout Class A Shares made pursuant to this Section 1.13 as an adjustment to the consideration for the Shares for U.S. federal, state, local and foreign income tax purposes to the extent permitted by applicable Law.

(d) During the period beginning on the Closing Date and ending when the Earnout Class A Shares become issuable pursuant to Section 1.13(a), the Seller Parties acknowledge and agree that Buyer and its Affiliates may make business decisions and take actions that Buyer and its Affiliates deem appropriate to conduct the Business in their sole discretion, provided, however, that Buyer shall, and shall cause its Subsidiaries (including the Companies and their Subsidiaries), to (i) not take any action that is intended to reduce or avoid or delay the issuance of the Earnout Class A Shares pursuant to Section 1.13(a), (ii) use commercially reasonable efforts to maintain the Medical Expense Ratio attributable to a minimum of 100,000 Covered Members at an average rate of less than 85% for a period of two consecutive calendar quarters, (iii) maintain appropriate books and records sufficient to calculate the Covered Members and the Medical Expense Ratio attributable to any Covered Members, and provide Seller with reasonable access to such books and records, as well as any underlying Medicare Advantage Plan, Medicare Contract, or any Contract relating to any CMS Model, subject to compliance with applicable Law and any confidentiality requirements contained in any such agreements.

1.14 Withholding. Each of Buyer, Merger Subs, Merger LLCs, the Companies and the Companies’ Subsidiaries, as applicable (and their respective agents) shall be entitled to deduct and withhold from the amounts payable or otherwise deliverable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign Tax Law; provided that, if Buyer, any Merger Sub, any Merger LLC, any Company or any of its Subsidiaries determines that an amount is required to be deducted and withheld, then at least five (5) Business Days prior to the date the applicable payment is scheduled to be made, Buyer shall (a) provide the Seller with written notice of the intent to deduct and withhold (which notice shall include a copy of the calculation of the amount to be deducted and withheld), and (b) cooperate in good faith with the recipient of such payment to reduce or eliminate any such amounts required to be deducted and withheld (including providing the recipient a reasonable opportunity to provide forms or other evidence that would reduce or eliminate any such amounts otherwise required to be deducted and withheld). To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid. The applicable withholding agent will promptly pay or cause to be paid any amounts withheld pursuant to this Section  1.14 for applicable Taxes to the appropriate Taxing Authority.

1.15 Initial Share Consideration True Up. Within five (5) Business Days following June 30, 2023 (the “True-Up Date”), Buyer shall calculate the number of shares of Class A Common Stock (such number of shares, the “True Up Shares”) that, immediately after the issuance thereof, would have represented 21.0% of the issued and outstanding shares of Class A Common Stock as of the Effective Time, after giving effect to any of the following transactions in Class A Common Stock, to the extent such transactions occur between the Effective Time and the True-Up Date: (a) issuances of Class A Common Stock upon the exercise of warrants to purchase Class A Common Stock that were outstanding and exercisable as of the Effective Time, (b) issuances of Class A Common Stock as a result of the achievement of the “Second CareMax Share Price Trigger” or “Second IMC Share Price Trigger” (the “de-SPAC Earnout Shares”) pursuant to that certain Business Combination Agreement, dated December 18, 2020, by and among Buyer (f/k/a Deerfield Healthcare Technology Acquisitions Corp.), CareMax Medical Group, LLC, IMC Medical Group Holdings LLC and the other parties thereto, and (c) forfeitures, surrenders, or other dispositions to Buyer of Class A Common Stock outstanding as of the Effective Time. If the number of shares of Class A Common Stock constituting the Initial Share Consideration exceeds the number of shares of Class A Common Stock constituting the True Up Shares, the Seller shall forfeit to Buyer the number of shares of Class A Common Stock in excess of the True Up Shares. If the number of shares of Class A Common Stock constituting the Initial Share Consideration is less than the number of shares of Class A Common Stock constituting the True Up Shares, then Buyer shall issue to the Seller the number of shares of Class A Common Stock equal to the True Up Shares minus the Initial Share Consideration, and Buyer shall deliver to the Seller a non-certificated book-entry statement evidencing such shares with the restrictive legends set forth in the Investor Rights Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF BUYER, MERGER SUBS

AND MERGER LLCS

Buyer, each Merger Sub and each Merger LLC jointly and severally represent and warrant to the Seller that, as of the date hereof and as of the Closing Date:

2.01 Status. Each of Buyer and each Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each Merger LLC is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

2.02 Power and Authority. Each of Buyer, each Merger Sub, and each Merger LLC has all requisite corporate or limited liability company (as the case may be) power and authority to execute and deliver this Agreement and each Ancillary Document to which such party is or will be a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. Other than the approval of the Buyer Stockholder Proposal to be obtained at the Buyer Stockholders’ Meeting, all corporate or limited liability company (as the case may be) acts or proceedings required to be taken by Buyer and each Merger Sub and Merger LLC to authorize the execution and delivery of this Agreement and each Ancillary Document to which such party is or will be a party and the performance of Buyer’s, such Merger Sub, and such Merger LLC’s obligations hereunder and thereunder have been properly taken.

2.03 Enforceability. This Agreement has been, and each of the Ancillary Documents to which such party is or will be a party, upon the execution thereof, will be, duly authorized, executed and delivered by each of Buyer and each Merger Sub and Merger LLC, as applicable, and, assuming the due and valid authorization, execution and delivery of this Agreement and the Ancillary Documents to which the Seller is a party by the Seller, each of this Agreement and the Ancillary Documents to which such party is or will be a party is or constitutes the legal, valid and binding obligation of Buyer and each Merger Sub and Merger LLC, as applicable, enforceable against Buyer and each Merger Sub and Merger LLC, as applicable, in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting or relating to creditors’ rights generally and general equitable principles (the “Bankruptcy and Equity Exceptions”).

2.04 No Violations; Consents and Approvals. The execution and delivery of this Agreement, and each of the Ancillary Documents to which such party is or will be a party, by Buyer and each Merger Sub and Merger LLC, as applicable, and the consummation by Buyer and each Merger Sub and Merger LLC of the Transactions and thereby will not (a) violate any provision of the Governing Documents of Buyer or any Merger Sub or Merger LLC, (b) violate any Law applicable to, binding upon or enforceable against Buyer or any Merger Sub or Merger LLC, (c) result in any breach of, or constitute a material default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right of payment under or the right to terminate, any Contract to which Buyer or any Merger Sub or Merger LLC is a party or bound, or (d) result in the creation or imposition of any Lien upon any property or assets of Buyer or any Merger Sub or Merger LLC, in each case with respect to clauses (b) – (d) that would reasonably be expected to impair or delay Buyer’s or any Merger Sub’s or Merger LLC’s ability to consummate the Transactions or have an adverse and material effect on the Buyer, any Merger Sub and any Merger LLC taken as a whole. Assuming expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Act, except (i) for the filing of the Certificates of Initial Merger and Certificates of Final Merger, (ii) for the approval of the Buyer Stockholder Proposal and (iii) as set forth on Section 2.04 of the Disclosure Schedule, no approval, consent, waiver, authorization or other order of, and no declaration, filing, registration, qualification, recording or other action or filing with, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of Buyer or any Merger Sub or Merger LLC in connection with the execution, delivery or performance of this Agreement and the consummation of the Closing hereunder in accordance with the terms and conditions of this Agreement, except where the failure to obtain such approval, consent, waiver, authorization or other order, or to make such declaration, filing, registration, qualification, recording or other action would not reasonably be expected to impair or delay Buyer’s or any Merger Sub’s or Merger LLC’s ability to consummate the Transactions or have a Buyer Material Adverse Effect.

2.05 No Brokers. Except as set forth on Section 2.05 of the Disclosure Schedules, neither Buyer nor any Merger Sub or Merger LLC has incurred any obligation for any finder’s or broker’s or agent’s fees or commissions or similar compensation in connection with the Transactions for which the Seller, the Companies or any of their Subsidiaries may be liable.

2.06 Financing. Buyer has available funds sufficient to consummate the Transactions, including the payment of the Cash Payment and all fees and expenses payable by Buyer, Merger Subs and Merger LLCs, in each case in connection with the Transactions. Each of Buyer and each Merger Sub and Merger LLC expressly acknowledges and agrees that its obligation to consummate the Transactions is not subject to any condition or contingency with respect to any financing or funding by any third party (including any condition or contingency with respect to any Medicare AR Financing).

2.07 Due Diligence. Each of Buyer and each Merger Sub and Merger LLC has completed such investigations of the Seller, the Companies and their Subsidiaries as it deems necessary and appropriate, and has received all of the information that it has requested from the Seller, the Companies and their Subsidiaries in connection with the execution and delivery of this Agreement and the consummation of the Transactions. Notwithstanding the foregoing, nothing in this Section 2.07 is intended to modify or limit any of the representations or warranties of the Seller Parties or the Companies set forth in Article III and Article IV, or Buyer’s rights to indemnification set forth in Article X.

2.08 Investment Representation. Buyer is acquiring the Shares for its own account with the present intention of holding the Shares for investment purposes and not with a view to or for sale in connection with any public distribution of such securities in violation of any federal or state securities Laws. Buyer is an “accredited investor” as defined in Regulation D promulgated by the Commission under the Securities Act.

2.09 Solvency. Immediately after Closing, Buyer and its Subsidiaries on a consolidated basis, shall (a) be able to pay its debts as they become due, (b) own property which has a fair saleable value greater than the amounts required to pay their respective debts as and when they become due (including a reasonable estimate of the amount of all contingent liabilities), and (c) have adequate capital to carry on their respective businesses. No transfer of property is being made and no obligation is being incurred in connection with the Transactions with the intent to hinder, delay or defraud either present or future creditors of Buyer, the Companies or any of their respective Subsidiaries

2.10 Litigation. There are no Proceedings pending or, to Buyer’s Knowledge, expressly threatened in writing against Buyer or any of its Subsidiaries, at law or in equity, before or by any Governmental Authority that would reasonably be expected to affect the legality, validity or enforceability of this Agreement or the consummation of the Transactions or would reasonably be expected to impair or delay Buyer’s or any Merger Sub’s or Merger LLC’s ability to consummate the Transactions.

2.11 Capitalization.

(a) The authorized capital stock of Buyer consists of 261,000,000 shares, consisting of (i) 260,000,000 shares of common stock, including (A) 250,000,000 shares of Class A Common Stock, and (B) 10,000,000 shares of Class B common stock (“Class B Common Stock”), and (ii) 1,000,000 shares of preferred stock (“Preferred Stock”). As of the date hereof, (1) 87,367,972 shares of Class A Common Stock are issued and outstanding, (2) no shares of Class B Common Stock are issued and outstanding, (3) no shares of Preferred Stock are issued and outstanding, (4) no shares of Class A Common Stock are held in the treasury of Buyer, and (5) 13,791,652 shares of Class A Common Stock are issuable upon the exercise of outstanding warrants to purchase Class A Common Stock.

(b) Except as disclosed in the Buyer SEC Documents, there are no (i) outstanding securities of Buyer or any of its Subsidiaries convertible into, exchangeable or exercisable for equity interests of Buyer or any of its Subsidiaries, (ii) authorized or outstanding options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire from Buyer or any of its Subsidiaries, or obligations of Buyer or any of its Subsidiaries to issue or sell, any equity interests, including securities convertible into or exchangeable for equity interests of Buyer or any of its Subsidiaries, (iii) equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to Buyer or any of its Subsidiaries, (iv) authorized or outstanding bonds, debentures, notes or other indebtedness that entitles the holders to vote (or convertible or exercisable for or exchangeable into securities that entitle the holders to vote) with holders of Class A Common Stock on any matter or (v) voting trust agreements or other contracts restricting or otherwise relating to voting, dividend rights or disposition of the equity interests of Buyer or any of its Subsidiaries.

(c) The descriptions of the rights and preferences of each class of capital stock as described in each Buyer SEC Document was accurate as of the date of each such Buyer SEC Document.

(d) Each Merger Sub and Merger LLC are indirect, wholly-owned Subsidiaries of Buyer.

2.12 SEC Documents; Financial Statements; Controls; Listing.

(a) Since July 16, 2020, Buyer has timely filed or furnished all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by it with the Securities and Exchange Commission (the “Commission”) (all such documents, collectively, the “Buyer SEC Documents”). The Buyer SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Buyer Financial Statements”), at the time filed or furnished (except to the extent corrected by a subsequently filed or furnished Buyer SEC Document filed or furnished prior to the Effective Time) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (iv) in the case of the Buyer Financial Statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or the omission of notes to the extent permitted by Regulation S-K or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) and subject, in the case of interim financial statements, to normal year-end adjustments, and (v) in the case of the Buyer Financial Statements, fairly present in all material respects the consolidated financial condition, results of operations, and cash flows of Buyer as of the dates and for the periods indicated therein.

(b) Buyer has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) designed to give reasonable assurance that information relating to Buyer and its Subsidiaries required to be disclosed in the Buyer SEC Documents is recorded, summarized and reported within the time periods specified by the Commission and that such information is communicated to Buyer’s management. Except as set forth in the Buyer SEC Documents and on Schedule 2.12(b), Buyer’s management has not identified any significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting of Buyer and its Subsidiaries that would reasonably be expected to adversely affect Buyer’s ability to record, process, summarize and report financial information, and Buyer does not have knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in Buyer’s internal control over financial reporting.

(c) The Class A Common Stock is listed on the Nasdaq Global Select Market, and Buyer has not received any notice of delisting. Buyer has taken no action that is designed to terminate the registration of the Class A Common Stock under the Exchange Act.

2.13 Independent Registered Accounting Firm. WithumSmith+Brown, PC, which has audited the financial statements of Buyer and its consolidated Subsidiaries for the year ended December 31, 2021 and delivered its report with respect to such audited consolidated financial statements so contained or incorporated by reference in the Buyer SEC Documents, was an independent registered public accounting firm with respect to Buyer within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) as of the date of issuance of such audited financial statements. WithumSmith+Brown, PC was not dismissed as independent registered public accountants of Buyer as a result of or in connection with any disagreement with Buyer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

2.14 Valid Issuance. The Seller Class A Shares, when issued to the Seller under, and in accordance with, this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, will have the rights, preferences and privileges specified in Buyer’s Governing Documents, will be free of any Liens, and will not be issued in violation of any preemptive or similar purchase rights, other than (a) restrictions on transfer under applicable state and federal securities Laws, (b) those as are created by or related to the Seller and (c) those arising under this Agreement or the Investor Rights Agreement.

2.15 No Integration. Neither Buyer nor any of its Affiliates has, directly or indirectly, sold, offered for sale or solicited offers to buy in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with any issuance of the Class A Common Stock under this Agreement in a manner that would require registration under the Securities Act.

2.16 Exemptions from Securities Laws. Provided that the representations made by the Seller in Section 3.08 are true and correct as of the date hereof, as of the Closing Date and as of the date of each issuance of Earnout Class A Shares, if any, the issuance of the Seller Class A Shares to the Seller in accordance with the terms of this Agreement will be exempt from the registration requirements of the Securities Act, and no document will be required to be filed except for the filing of a Form D with the Commission, no proceeding will be required to be taken, and no permit, approval, consent or authorization will be required to be obtained by Buyer or any other Person under the Securities Act in connection with such issuance.

2.17 Investment Company Status. Neither Buyer nor any of its Subsidiaries is, and immediately after the Closing, neither Buyer nor any of its Subsidiaries will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

2.18 Buyer Proxy Statement. On the date of any filing of the Buyer Proxy Statement pursuant to Section 14A of the Exchange Act and the date the Buyer Proxy Statement is first mailed to stockholders of Buyer, and at the time of the Buyer Stockholders’ Meeting, the Buyer Proxy Statement (together with any amendments or supplements thereto) shall comply in all material respects with the applicable requirements of the Exchange Act and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Buyer makes no representations or warranties as to the information contained in, incorporated by reference in, or omitted from the Buyer Proxy Statement in reliance upon and in conformity with information furnished in writing to Buyer by or on behalf of the Seller, the Companies or any of their respective Affiliates for inclusion in the Buyer Proxy Statement.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE II AND ANY ANCILLARY DOCUMENT OR ANY AGREEMENT, DOCUMENT, CERTIFICATE OR SIMILAR INSTRUMENT DELIVERED BY BUYER OR ITS AFFILIATES PURSUANT HERETO OR THERETO, NONE OF BUYER, ITS AFFILIATES, OR ANY OTHER PERSON MAKES ANY REPRESENTATIONS OR WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO BUYER OR ITS AFFILIATES OR ITS BUSINESS, OPERATIONS, ASSETS, STOCK OR OWNERSHIP INTERESTS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS. NEITHER THE SELLER PARTIES, COMPANIES NOR ANY OF THEIR RESPECTIVE AFFILIATES HAS BEEN INDUCED BY, OR RELIED UPON, ANY REPRESENTATION, WARRANTY, COVENANT OR STATEMENT (WRITTEN OR ORAL), WHETHER EXPRESS OR IMPLIED, MADE BY ANY PERSON THAT IS NOT EXPRESSLY SET FORTH IN THIS ARTICLE III OR ANY ANCILLARY DOCUMENT OR ANY AGREEMENT, DOCUMENT, CERTIFICATE OR SIMILAR INSTRUMENT DELIVERED BY BUYER OR ITS AFFILIATES PURSUANT HERETO OR THERETO. NOTWITHSTANDING ANY PROVISION HEREOF TO THE CONTRARY, THE PARTIES AGREE THAT ANY PARTY MAY BRING A PROCEEDING FOR FRAUD AND NOTHING HEREIN SHALL LIMIT THE REMEDIES AVAILABLE IN CONNECTION WITH ANY SUCH PROCEEDING.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES

Except as set forth in the Disclosure Schedule, each of the Seller Parties jointly and severally represents and warrants to Buyer, Merger Subs and Merger LLCs that, as of the date hereof and as of the Closing Date:

3.01 Status. Each Seller Party is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware.

3.02 Power and Authority. The Seller Parties have all requisite limited liability company power and authority to execute and deliver this Agreement and each Ancillary Document to which such party is or will be a party, to perform its obligations hereunder and thereunder and to consummate the Transactions and the Reorganization. The execution and delivery of this Agreement, the Ancillary Documents to which such party is or will be a party, and the consummation of the Transactions have been duly authorized by all necessary limited liability company action on the part of the Seller Parties and no other proceeding on the part of the Seller Parties is necessary to authorize this Agreement and the Ancillary Documents to which the Seller Parties are party or will be a party or to consummate the Transactions.

3.03 Enforceability. This Agreement has been, and each of the Ancillary Documents to which the Seller Parties is or will be a party, upon the execution thereof, will be, duly authorized, executed and delivered by the Seller Parties and, assuming the due and valid authorization, execution and delivery of this Agreement and the Ancillary Documents to which Buyer is or will be a party by Buyer, each of this Agreement and the Ancillary Documents to which such party is or will be a party constitutes the legal, valid and binding obligation of the Seller Parties enforceable against the Seller Parties in accordance with their respective terms, except as the same may be limited by applicable Bankruptcy and Equity Exceptions. The aggregate amount of all obligations under the Reorganization Notes as of the Closing shall not be greater than the sum of (a) $25,000,000, plus (b) the Financed Net Pre-Closing Medicare AR, minus (c) Transaction Expenses (calculated as of as of immediately prior to the Closing), minus (d) Indebtedness (calculated as of immediately prior to the Closing, but excluding, to avoid duplication, the Reorganization Notes), and when such aggregate amount is paid at the Closing pursuant to the payoff letters contemplated by Section 1.10(a)(v), there will be no further obligations under the Reorganization Notes.

3.04 No Violations; Consents and Approvals. Neither the execution and delivery by a Seller Party of this Agreement or the Ancillary Documents to which a Seller Party is or will be a party or the consummation by Seller of the Transactions and the Reorganization will (a) violate any provision of the Governing Documents of a Seller Party, (b) violate any Law applicable to, binding upon or enforceable against a Seller Party, (c) result in any breach of, or constitute a material default (or an event which would, with the passage of time or the giving of notice or both, constitute a material default) under, or give rise to a right of payment under or the right to terminate, any material Contract to which any Seller Party is a party or bound, or (d) result in the creation or imposition of any Lien upon any properties or assets of a Seller Party, in each case with respect to clauses (b) – (d) that would reasonably be expected to impair or delay a Seller Party’s ability to consummate the Transactions or have an adverse and material effect on the Seller Parties taken as a whole. Assuming expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Act, except for the filing of the Certificates of Initial Merger and the Certificates of Final Merger, and except as set forth on Schedule 3.04, no material approval, consent, waiver, authorization or other order of, and no declaration, filing, registration, qualification, recording or other action or filing with, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of the Seller Parties in connection with the execution, delivery or performance by the Seller Parties of this Agreement or any Ancillary Document to which a Seller Party is or will be a party or the consummation of the Transactions or the Reorganization by the Seller Parties, except where the failure to obtain such approval, consent, waiver, authorization or other order, or to make such declaration, filing, registration, qualification, recording or other action would not reasonably be expected to impair or delay a Seller Party’s ability to consummate the Transactions or the Reorganization.

3.05 No Brokers. Except as set forth on Schedule 3.05, the Seller Parties have not incurred any obligation for any finder’s or broker’s or agent’s fees or commissions or similar compensation in connection with the Transactions or the Reorganization.

3.06 Ownership; Capitalization.

(a) Section 3.06 of the Disclosure Schedule sets forth the number of authorized equity interests of each class of each Seller Party’s equity interests, the number of issued and outstanding equity interests of each class of each Seller Party’s equity interest and the number of issued and outstanding equity interest of each Seller Party’s equity interest held by each record owner and with respect to the Seller, each beneficial owner of Seller and each manager and officer of Seller. All of each Seller Parties’ equity interests have been duly authorized and validly issued and are fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities Laws, such Seller Party’s Governing Documents or any other contract or arrangement by and among each Seller Party and any holder of equity interests of such Seller Party or to which such Seller Party is bound, including any applicable preemptive rights, are free and clear of restrictions on transfer (other than restrictions under applicable federal, state and other securities Laws) and Liens (other than Permitted Liens) and is owned beneficially and of record, by the Persons set forth on and in the amounts set forth on Section 3.06 of the Disclosure Schedule. Seller Parties have made available to Buyer true and correct copies of Seller’s capitalization table (the “Seller Capitalization Table”).

(b) The Subsidiaries of Parent listed on Section 3.06(b) of the Disclosure Schedule are, until the Reorganization, the record and beneficial owner of the equity interests of the Companies set forth opposite their names on such schedule, which schedule sets forth such information for all of the equity interests of the Companies, and have good and valid title to such equity interests, free and clear of all Liens, other than Liens (a) arising pursuant to, or as a result of, the Transactions or (b) arising pursuant to applicable securities Laws. Immediately after the Reorganization and as of the Closing, the Seller will be the record and beneficial owner of all of the Shares and will have good and valid title to such Shares, free and clear of all Liens, other than Liens (a) arising pursuant to, or as a result of, the Transactions or (b) arising pursuant to applicable securities Laws. Immediately after the Reorganization and as of the Closing, SACN Holdco, SNCN Holdco, and SICN Holdco will be the record and beneficial owner of all of the equity interests of SACN and STACO, SNCN, and SICN, respectively, and will have good and valid title to such equity interests, free and clear of all Liens, other than Liens (a) arising pursuant to, or as a result of, the Transactions or (b) arising pursuant to applicable securities Laws. Neither the Parent, the Seller, nor any of their respective Affiliates is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, limited liability company agreement or stockholders agreement with respect to the sale or voting of any equity interests of each Company or any securities convertible into or exchangeable or exercisable for any equity interests of each Company. The stock certificates and stock powers to be delivered by the Seller to Buyer at the Closing will be sufficient to transfer the entire equity interests in each of the Companies (of record and beneficially) at the Closing.

3.07 Litigation. Except as set forth on Section 3.07 of the Disclosure Schedules, as of the date hereof, there are no, and for the three (3) years prior to the date hereof there have been no, Proceedings pending or, to the Seller’s Knowledge, threatened in writing against the Seller Parties or their Subsidiaries or their respective Affiliates relating to or arising out of the Business, and neither the Seller Parties nor their Subsidiaries nor their respective Affiliates are subject to any outstanding judgment, order or decree of any Governmental Authority relating to or arising out of the Business, except for litigation occurring in the ordinary course of business relating to medical malpractice or employment matters that would not reasonably be expected to affect the legality, validity or enforceability of this Agreement or the consummation of the Transactions or impair or delay a Seller Party’s ability to consummate the Transactions. Except as set forth on Section 3.07 of the Disclosure Schedules, as of the date hereof, to the Seller’s Knowledge, there are no pending investigations being conducted by any Governmental Authority against the Seller Parties or their Subsidiaries or their respective Affiliates relating to or arising out of the Business or Health Care Laws.

3.08 Securities Law Compliance. The Seller is an accredited investor as defined in Regulation D under the Securities Act. The Seller (a) is acquiring the Seller Class A Shares for its own account and not with a view to distribution, (b) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Seller Class A Shares and is able financially to bear the risks thereof, and (c) understands that the Seller Class A Shares will, upon issuance, be characterized as “restricted securities” under state and federal securities Laws and that, under such Laws and applicable regulations, the Seller Class A Shares may be transferred or resold without registration under such Laws only in certain limited circumstances.

3.09 Information Supplied. On the date of any filing of the Buyer Proxy Statement pursuant to Section 14A of the Exchange Act and the date the Buyer Proxy Statement is first mailed to stockholders of Buyer, and at the time of the Buyer Stockholders’ Meeting, none of the information supplied or to be supplied by the Seller Parties, the Companies or any of their respective Affiliates for inclusion in the Buyer Proxy Statement (together with any amendments or supplements thereto) will include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.10 Tax Matters. The Seller Parties have not taken any action, or has any Knowledge of any fact or circumstance, that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a)(1)(A) of the Code.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANIES

Except as set forth in the Disclosure Schedule, each Seller Party hereby jointly and severally represents and warrants to Buyer, Merger Subs and Merger LLCs that, as of the date hereof and as of the Closing Date:

4.01 Corporate Status. Each Company is a corporation duly formed, validly existing and in good standing under the Laws of the State of Delaware. Each Company has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now being conducted. Each Company is legally qualified to transact business as a foreign company in all jurisdictions where the nature of its properties and the conduct of its business as now conducted require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. The Companies have made available to Buyer true and complete copies of the Governing Documents of the Companies in effect as of the date of this Agreement.

4.02 Capitalization; Ownership. Section 4.02 of the Disclosure Schedule sets forth the number of authorized shares of each class of each Company’s equity interests, the number of issued and outstanding equity interests of each class of each Company’s equity securities and the number of issued and outstanding equity interests of each Company’s equity interests held by each record and beneficial owner of such equity interests and each director and officer of each of the Companies and their Subsidiaries, in each case, both prior to the Reorganization and subsequent to the consummation of the Reorganization. All of each Company’s equity interests have been duly authorized and validly issued and are fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities Laws, such Company’s Governing Documents or any other contract or arrangement by and among each Company and any holder of equity interest of such Company or to which such Company is bound, including any applicable preemptive rights, are free and clear of restrictions on transfer (other than restrictions under applicable federal, state and other securities Laws) and Liens (other than Permitted Liens) and is owned, beneficially and of record, by the Persons set forth on Section 4.02 of the Disclosure Schedule, in each case, both prior to the Reorganization and subsequent to the consummation of the Reorganization. Except as set forth on Section 4.02 of the Disclosure Schedule, there are no outstanding options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements that require each Company to issue or sell any of its equity interests or securities convertible into or exchangeable for its equity interests. Seller Parties have made available to Buyer true and correct copies of the Company’s Governing Documents and true and correct copies of each Company’s current capitalization tables. Each Company is not obligated to repurchase, redeem or otherwise acquire any of its outstanding shares of capital stock or make any investment (in the form of a loan, capital contribution or otherwise) in any Person. There are no bonds, debentures, notes or other indebtedness of any Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of securities of the Companies may vote. Each Company is not a party to, or otherwise subject to, any voting trust, proxy or other contract with respect to the voting, repurchase, redemption, sale, transfer or other acquisition or disposition of any its shares of capital stock or other equity interests.

4.03 Subsidiaries.

(a) Section 4.03(a) of the Disclosure Schedule sets forth each Subsidiary of the Companies, the number of authorized equity interests of each class of each such Subsidiary’s equity interests, the number of issued and outstanding equity interests of each class of each such Subsidiary’s equity interests and the number of issued and outstanding equity interests of such Subsidiary’s equity interests held by each record and beneficial owner of such equity interests, in each case, both prior to the Reorganization and subsequent to the consummation of the Reorganization and as of the Closing. All of the equity interests of each such Subsidiary has been duly authorized and validly issued and are fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities Laws, such Subsidiary’s Governing Documents or any other contract or arrangement by and among such Subsidiary and any holder of equity interests of such Subsidiary or to which such Subsidiary is bound, including any applicable preemptive rights, are free and clear of restrictions on transfer (other than restrictions under applicable federal, state and other securities Laws) and Liens (other than Permitted Liens) and is owned, beneficially and of record, by the Persons set forth on Section 4.03 of the Disclosure Schedule. Except as set forth on Section 4.03 of the Disclosure Schedule, there are no outstanding options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements that require such Subsidiary to issue or sell any equity interests, or securities convertible into or exchangeable for its equity interests. None of the Companies nor any of their Subsidiaries is obligated to redeem or otherwise acquire any of its outstanding equity interests or make any investment (in the form of a loan, capital contribution or otherwise) in any Person. There are no bonds, debentures, notes or other indebtedness of such Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of securities of such Subsidiary may vote. Such Subsidiary is not a party to, or otherwise subject to, any voting trust, proxy or other contract with respect to the voting, repurchase, redemption, sale, transfer or other acquisition or disposition of any equity interests of such Subsidiary. Each of the Companies’ Subsidiaries is duly formed, validly existing and in good standing under the Laws of the State of Delaware. Each such Subsidiary has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now being conducted. Each such Subsidiary is legally qualified to transact business as a foreign company in all jurisdictions where the nature of its properties and the conduct of its business as now conducted require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. Subsequent to giving effect to the Reorganization, each of SNCN, SICN and SACN shall be a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. STACO is a Texas non-profit corporation, duly formed, validly existing and in good standing under the Laws of the State of Texas, and as of the date hereof has applied for certification as a Texas non-profit health organization and shall be so certified as of the Closing Date. The Companies have made available to Buyer true and complete copies of the Governing Documents of each of their Subsidiaries in effect as of the date of this Agreement.

(b) Section 4.03(b) of the Disclosure Schedule sets forth each direct or indirect Subsidiary of SHCS that is a provider entity practicing medicine, each record and beneficial owner of all equity interests of such Subsidiary (each such Subsidiary, an “SMG Subsidiary” and collectively all the SMG Subsidiaries, “SMG”). Except as set forth on Section 4.03(b) of the Disclosure Schedule, there are no outstanding options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements that require an SMG Subsidiary to issue or sell any shares of its equity or securities convertible into or exchangeable for equity.

None of such SMG Subsidiaries is obligated to redeem or otherwise acquire any of its outstanding shares of capital stock or make any investment (in the form of a loan, capital contribution or otherwise) in any Person.

4.04 No Violation; Consents and Approvals; Power and Authority.

(a) Except as set forth on Section 4.04(a) of the Disclosure Schedule, neither the execution, delivery or performance by the Companies of this Agreement or the Ancillary Documents to which the Companies are a party nor the consummation by the Companies of the Transactions or the Reorganization will (with our without due notice or lapse of time or both) (i) result in a violation or breach of any provision of the Governing Documents of the Companies, (ii) violate any Law applicable to, binding upon or enforceable against the Companies, (iii) result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right of payment under or the right to terminate, any Material Contract, or (iv) result in the creation or imposition of any Lien upon any of the properties or assets of any Company or any of their respective Subsidiaries, in each case with respect to clauses (ii) – (iv) that would reasonably be expected to have an adverse and material effect on the Companies and their Subsidiaries taken as a whole.

(b) Assuming expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Act, except for the filing of the Certificates of Initial Merger and the Certificates of Final Merger, and except as set forth on Section 4.04(b) of the Disclosure Schedule, no approval, consent, waiver, authorization or other order of, and no declaration, filing, registration, qualification, recording or other action or filing with, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of the Companies or any of their Subsidiaries for the execution, delivery or performance by the Companies of this Agreement or the Ancillary Documents to which the Companies are a party or the consummation by the Companies of the Transactions or the Reorganization, except those that are immaterial in nature.

(c) Each Company has the corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument and/or certificate contemplated by this Agreement to be executed in connection with the Transactions and the Reorganization (the “Ancillary Documents”) and to consummate the Transactions. Except as set forth on Section 4.04(c) of the Disclosure Schedule, the execution and delivery of this Agreement, the Ancillary Documents and the consummation of the Transactions and the Reorganization have been duly authorized by all necessary corporate action on the part of each Company and no other proceeding on the part of each Company is necessary to authorize this Agreement and the Ancillary Documents to which such Company is party or to consummate the Transactions and the Reorganization. This Agreement has been, and each of the Ancillary Documents to which each Company will be a party, upon the execution thereof, will be, duly and validly executed and delivered by such Company and constitute a valid, legal and binding agreement of such Company (assuming that this Agreement has been and the Ancillary Documents to which such Company is a party will be duly and validly authorized, executed and delivered by the other Persons party thereto), in each case enforceable against such Company in accordance with their respective terms, except as the same may be limited by applicable Bankruptcy and Equity Exceptions.

4.05 Financial Statements. Attached as Section 4.05 of the Disclosure Schedule are copies of (a) the unaudited consolidated balance sheet and income statements of each Company and its Subsidiaries as of and for the years ended December 31, 2019, December 31, 2020 and December 31, 2021 (together, the “Year-End Financial Statements”), and (b) the unaudited consolidated balance sheet of each Company and its Subsidiaries as of March 31, 2022 (the “Latest Balance Sheet”) and income statement of each Company and its Subsidiaries for the three-month period ended on March 31, 2022 (collectively, with the Latest Balance Sheet, the “Latest Financial Statements” and collectively with the Year-End Financial Statements, the “Financial Statements”). The Year-End Financial Statements (i) fairly present, in all material respects, taken as a whole, the combined financial position of each Company and its Subsidiaries at each of the statement of financial positions dates and the results of operations for each of the periods covered thereby and (ii) have been prepared in accordance with GAAP as consistently applied by such Company and its Subsidiaries. There are no outstanding liabilities or obligations (whether accrued, absolute, contingent or otherwise and whether due or to become due) of any Company, their respective Subsidiaries or the Business of a nature required to be disclosed in a balance sheet prepared in accordance with GAAP, other than: (1) liabilities or obligations reserved against or reflected in the Financial Statements or disclosed in the notes thereto; (2) liabilities disclosed on Section 4.05 of the Disclosure Schedule; (3) liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet, none of which results from or arises out of any breach of contract, breach of warranty, tort, infringement or violation of applicable Law or order, writ, injunction or decree; or (4) liabilities that would be immaterial, in the aggregate, to the Companies, their Subsidiaries and the Business. The Latest Financial Statements, having regard to the purposes for which they have been prepared as interim financial statements, fairly represent, in all material respects, taken as a whole, the combined assets and liabilities and combined profit and losses of each Company and its Subsidiaries as of March 31, 2022. The financial statements required to be delivered pursuant to Section 5.13, having regard to the purposes for which they will have been prepared as interim financial statements, will fairly represent, in all material respects, taken as a whole, the combined assets and liabilities and combined profit and losses of each Company and its Subsidiaries as of the dates indicated therein. The Financial Statements were derived from, and are consistent in all material respects with, the books and records of each applicable Company and its Subsidiaries. None of the Companies or any of their Subsidiaries have any material off-balance sheet liabilities or obligations of any nature to, or any financial interest in, any Person, the purpose or effect of which is to defer, postpone, reduce or otherwise avoid or adjust the recording of debt or expenses by the Companies or any of their Subsidiaries.

4.06 Absence of Certain Developments. Except as contemplated or permitted by this Agreement, by the Reorganization, or as set forth on Section 4.06 of the Disclosure Schedule, since the date of the Latest Balance Sheet, (a) there has not been any change, fact, event, occurrence, development, condition, liability, or effect, in each case, that has had, or would reasonably be expected to have, a Material Adverse Effect and (b) the Companies and each of their Subsidiaries and any applicable predecessor to such parties has conducted the Business in the ordinary course consistent in all material respects with past practices. Since the date of the Latest Balance Sheet, except as set forth on Section 4.06 of the Disclosure Schedule, there has been no action or omission to take an action by the Companies or any of their Subsidiaries or any applicable predecessor to such parties which, if such action or omission had been taken by the Companies or such Subsidiary between the date of this Agreement and the Closing Date, would have required the consent of Buyer under Section 5.04.

4.07 Litigation. As of the date hereof, there are no, and for the four (4) years prior to the date hereof there have been no, Proceedings pending or, to the Companies’ Knowledge, threatened in writing against the Companies or any of their Subsidiaries, or, arising from or related to the Business, any predecessor to such parties, or any of the Companies’ or any of its Subsidiaries’ respective assets or properties or their current or former directors, officers or employees or the Business. As of the date hereof, neither the Companies nor any of their Subsidiaries, nor, as arising from or related to the Business, any predecessor to such parties is or has been subject to any outstanding judgment, order or decree of any Governmental Authority that relates specifically to the Companies or any of their respective Subsidiaries or the Business.

4.08 Environmental Matters.

(a) The Companies and their Subsidiaries and the Business as conducted prior to effectuating the Reorganization are, and for the four (4) years prior to the date hereof have been, in material compliance with all Environmental Laws. Except as set forth on Section 4.08(a) of the Disclosure Schedule, the Companies and their Subsidiaries and the Business prior to effectuating the Reorganization have not within the four (4) years prior to the date hereof, received any written or, to the Seller’s Knowledge, oral notice of a material violation of Environmental Laws or any material liability arising under Environmental Laws or any investigation, remediation or corrective obligation, relating to the Companies, any of their Subsidiaries, or any of its or their respective facilities, the subject of which is unresolved. Except as set forth on Section 4.08(a) of the Disclosure Schedule, as of the date hereof, there is no Proceeding pending against the Companies or any of their Subsidiaries related to an actual or alleged material violation of Environmental Laws or a material liability arising under Environmental Laws.

(b) The Companies have made available to Buyer copies of all material environmental reports and audits pertaining to the Leased Real Property that are within the Companies’ possession or control.

(c) None of the Companies, any of their Subsidiaries, nor the Business as conducted prior to effectuating the Reorganization or, to the Knowledge of the Companies, any of their respective predecessors in interest has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any toxic or otherwise hazardous material, substance or waste at the Leased Real Property, in each case that has resulted in or would reasonably be expected to result in material liability to the Companies and their Subsidiaries.

4.09 Title to Properties.

(a) Parent or one of its Subsidiaries have, until the Reorganization, and the Companies or one of their Subsidiaries will have, immediately after the Reorganization and as of the Closing, valid title to, or a valid leasehold interest in (or other right to use), all of the tangible personal property (i) used in the Business or (ii) shown to be owned, licensed or leased by the Companies and their Subsidiaries on the Latest Balance Sheet, free and clear of all Liens, except for Permitted Liens or assets disposed of in the ordinary course of business since January 31, 2022. The tangible assets of the Companies and their Subsidiaries, in the aggregate, are free from material defects, are in good operating condition and repair (subject to normal wear and tear) and are suitable for the purposes for which they presently are used. Except as set forth on Section 4.09 of the Disclosure Schedule, the assets, properties, claims, interests and rights of the Companies and their Subsidiaries, in the aggregate, constitute all of the material assets, properties, claims, interests and rights used or held for use in the conduct of the Business by the Companies and their Subsidiaries necessary for the continued conduct of the Business and are sufficient in all material respects for the Companies and their Subsidiaries to conduct the operations of the Business after the Closing in substantially the same manner as prior to Closing.

(b) Section 4.09(b) of the Disclosure Schedule sets forth a true, correct and complete list of all of the real property leased by the Companies and their Subsidiaries (the “Leased Real Property”). The Leased Real Property constitutes all of the real property leased by the Companies and their Subsidiaries and used exclusively in the operation of the Business. The Leased Real Property leases are in full force and effect, subject to proper authorization and execution of such lease by the other party and the application of any Bankruptcy and Equity Exceptions. The Companies have made available to Buyer true and correct copies of each of such leases, and none of such leases have been modified in any material respect, except to the extent that such modifications are disclosed by the copies made available to Buyer. None of the Companies nor any of their Subsidiaries is in default in any material respect under any of such leases. Except as disclosed on Section 4.09(b) of the Disclosure Schedule, there are no subleases or similar written agreements granting to any Person other than the Companies nor any of their Subsidiaries the right to use or occupy any such Leased Real Property.

(c) None of the Companies nor any of their Subsidiaries owns, or has ever owned, any real property or any interest therein, and none of the Companies nor any of their Subsidiaries has an obligation to purchase any real property.

4.10 Compliance with Laws. The Companies and their Subsidiaries and the Business as conducted prior to effectuating the Reorganization are, and have been for the four (4) years prior to the date hereof, in compliance with all applicable Laws, including applicable Health Care Laws. For the four (4) years prior to the date hereof, except as set forth on Section 4.10 of the Disclosure Schedule, none of the Companies nor any of their Subsidiaries nor the Seller Parties or any of their Subsidiaries (with respect to the Business) have been cited, fined or otherwise notified in writing of any material failure to comply with any material applicable Laws, including applicable Health Care Laws.

4.11 Regulatory Matters.

(a) The Companies and their Subsidiaries and the Business as conducted prior to effectuating the Reorganization are, and have been for the four (4) years prior to the date hereof, in compliance with all applicable Health Care Laws. If the Companies or any of their Subsidiaries or any Affiliate engaged in the Business as conducted prior to effectuating the Reorganization currently participates or has participated in a Health Care Program, then such Company, or such Subsidiary or Affiliate (i) meets and has met the requirements for participation in, and receipt of payment from, such Health Care Program related to the Business, and (ii) is a party to one or more valid agreements with the appropriate Governmental Authority where necessary. Except as set forth on Section 4.11(a) of the Disclosure Schedule, SHCN and TACO (each, as they relate to the Business), the Companies, their Subsidiaries, and their employed Providers (if any) have no outstanding overpayments or refunds due to any Health Care Program. SHCN and TACO (each, as they relate to the Business), the Companies, their Subsidiaries, their employed Providers (if any) and the SMG Providers (arising from or related to the Business) have timely filed all claims and reports required to be filed prior to the date hereof with respect to any Health Care Program, all fiscal intermediaries or carriers and other insurance carriers, and all such claims and reports are complete and accurate in all material respects and have been prepared in material compliance with Laws governing reimbursement and payment claims. There are no additional document requests made by any Health Care Program to which SHCN and TACO (each, as they relate to the Business), the Companies, their Subsidiaries, their employed Providers (if any) and the SMG Providers (arising from or related to the Business) have not responded and no denials of claims are currently being appealed by the Companies, their Subsidiaries, and their employed Providers (if any), or the SMG Providers (arising from or related to the Business). SHCN and TACO (each, as they relate to the Business), the Companies, their Subsidiaries, their employed Providers (if any) and the SMG Providers (arising from or related to the Business) have paid or caused to be paid all known and undisputed refunds, overpayments, discounts or adjustments that have become due pursuant to such claims and reports, have not claimed or received reimbursements from any Health Care Program in excess of the amounts permitted by Law and, to the Companies’ Knowledge, have no liability under any Health Care Program, other than any refund, overpayment, discount or adjustment that occurs in the ordinary course of business. None of SHCN and TACO (each, as they relate to the Business), the Companies, their Subsidiaries, any director, officer or employee of SHCN, TACO, the Companies or any of their Subsidiaries or, to the Companies’ Knowledge, any Affiliated Provider or SMG Provider, during the four (4) years prior to the date hereof has been, or is currently, suspended, excluded or debarred from contracting with the federal or any state government or from participating in any Health Care Program, nor are any such exclusions, debarment, or suspensions pending or, to the Companies’ Knowledge, threatened. None of the Companies, their Subsidiaries, any director, officer or employee of the Companies or any of their Subsidiaries, or, to the Companies’ Knowledge, any Affiliated Provider or SMG Providers, during the four (4) years prior to the date hereof has been convicted of, charged with, or, to the Companies’ Knowledge, investigated for, or has engaged in conduct that would constitute, an offense related to Medicare or any other Health Care Program or convicted of, charged with, or to the Companies’ Knowledge, investigated for, or engaged in conduct that would constitute a violation of any Law related to fraud, theft, embezzlement, breach of fiduciary duty, kickbacks, bribes, other financial misconduct, obstruction of an investigation or controlled substances, nor are any such sanctions or charges pending, or, to the Companies’ Knowledge, threatened. SHCN, TACO, the Companies and their Subsidiaries, have and for the last four (4) years have maintained, compliance programs and appropriate employee training and education programs as required by any Health Care Program and consistent with general healthcare compliance principles.

(b) Neither SHCN and TACO (in each case, as it relates to the Business), the Companies, their Subsidiaries, nor the SMG Providers (arising from or related to the Business) have received any notification, correspondence, or any other oral or written communication, including notification of any pending or threatened Proceeding or other action from any Governmental Authority or Health Care Program of any potential or actual non-compliance by, or Liability of, Companies, their Subsidiaries, SMG Providers, or the Seller under any Health Care Law. SHCN and TACO (in each case, as it relates to the Business), the Companies, their Subsidiaries, SMG Providers, and the Seller Parties (as applicable) have timely filed all material reports, data, and other information required to be filed with such Governmental Authorities and Health Care Programs regarding the Companies, their Subsidiaries, SMG Providers and the Seller Parties and the Business.

(c) None of SHCN and TACO (in each case, as it relates to the Business), the Companies and their Subsidiaries, the SMG Providers (arising from or related to the Business) or any employees, officers, or directors has engaged in any activities that are prohibited under 42 U.S.C. §§ 1320a-7, et seq., or the regulations promulgated thereunder, or under any other federal or state statutes or regulations, or which are prohibited by applicable rules of professional conduct.

(d) All billing and collection practices of, and claims (if any) submitted by, SHCN and TACO (in each case, as it relates to the Business), the Companies, their Subsidiaries, their employed Providers (if any), the SMG Providers (arising from or related to the Business) with respect to all Health Care Programs have been in compliance with all applicable Laws, regulations and policies of, and any payor agreements with such Health Care Programs. The Companies, their Subsidiaries, their employed Providers (if any), the SMG Providers (arising from or related to the Business) have not submitted any claims that are cause for civil penalties or overpayments under, or mandatory or permissive exclusion from, any Health Care Program, or under the terms of any payor agreement. SHCN and TACO (in each case, as it relates to the Business), the Companies, their Subsidiaries, their employed Providers, the SMG Providers (arising from or related to the Business) have maintained such records as required by applicable Laws or third party payor policy supporting the provision of services billed under all Health Care Programs. SHCN and TACO (in each case, as it relates to the Business), the Companies and their Subsidiaries, for the past four (4) years have properly credentialed and re-credentialed all employed Providers (if any), SMG Providers and Affiliated Providers in accordance with any and all Health Care Program and payor agreement requirements.

(e) Each Provider now or formerly employed by SHCN and TACO (in each case, as it relates to the Business), the Companies, their Subsidiaries, SMG or the Seller Parties or their Subsidiaries to provide professional services with respect to the Business, is or was duly licensed to provide such services, is or was in compliance with all Laws relating to such professional licensure and the provision of health care services and meets or met the qualifications to provide such professional services under applicable Laws and the terms and conditions of the payor agreements to which the Companies, their Subsidiaries, or the Seller Parties, or SMG Providers (arising from or related to the Business), is a party, in each case during the periods during which such Provider provided such services on behalf of any of them. The Companies, their Subsidiaries, and the Business as conducted prior to effectuation the Reorganization is and for the past four (4) years have been in compliance with all marketing and advertising Laws, rules, regulations, or policies related to all Health Care Programs.

(f) The Companies, their Subsidiaries, and the Business as conducted prior to effectuating the Reorganization is and for the past four (4) years as applicable have been in compliance with all requirements for the CMS Models. The Companies, their Subsidiaries, and the Business as conducted prior to effectuating the Reorganization is and for the past four (4) years, have appropriately enrolled or aligned beneficiaries into the CMS Models, and all current beneficiaries are enrolled in or aligned with the CMS Models in compliance with all CMS Model requirements. Except as set forth on Schedule 4.11(f) of the Disclosure Schedule, none of the Companies, their Subsidiaries, the Seller, nor the Business as conducted prior to effectuating the Reorganization have received any notices, letters, or other communication from CMS identifying non-compliance related to the CMS Models. CMS has not taken any adverse action against the Companies, their Subsidiaries, the Seller, or the Business related to any CMS Models. The Companies, their Subsidiaries, and the Business as conducted prior to effectuating the Reorganization for the past four (4) years as applicable have been in compliance with all requirements for the CMS Models. Neither the Companies nor any of their Subsidiaries have any material liabilities under the Contracts or other arrangements set forth on Schedule 6.13.

(g) Schedule 4.11(g) of the Disclosure Schedule sets forth a true and correct list of each Provider participating in each product line of the Business and there is a participation agreement, either directly with the Provider or indirectly through the physician group practice that employs or engages the Provider, in full force and effect for each Provider with respect to each product line of the Business as set forth on Schedule 4.11(g) of the Disclosure Schedule. As of the dates set forth in Schedule 4.11(g) of the Disclosure Schedule, SHCN and TACO (in each case, as it relates to the Business), the Companies, their Subsidiaries, and the Business manage a network consisting of at least the patients or beneficiaries in each product line of the Business and attributed to either SMG or any Affiliated Provider as set forth in Schedule 4.11(g) of the Disclosure Schedule.

(h) SHCN and TACO (in each case, as it relates to the Business), the Companies and their Subsidiaries for the past four (4) years, or since the inception of their respective participation in the applicable CMS Model, have executed written participating provider agreements, either directly or indirectly through the physician group practice that employs or engages the Provider, with all Providers that participate in the Business, including SMG Providers and Affiliated Providers. The Companies’ current written provider agreements comply with all applicable requirements for provider agreements under the CMS Models. The written, executed participating provider agreements made available to Buyer are true, complete and in full force and effect and represent at least 50% of the Medicare beneficiaries attributed to SNCN under the MSSP in the aggregate in the twelve (12) months preceding the Execution Date, and none of the parties to any such agreements are in violation, breach or default of any material obligations under such agreement. All other participating provider agreements entered into by SHCN and TACO and Providers, either directly or indirectly through the physician group practice that employs or engages the Provider, do not contain material deviations from a form made available to Buyer that would prevent such Providers from complying with their respective obligations under the Exclusive Global Network Access Agreement and generally are in a form made available to Buyer, inclusive of the provisions being amended pursuant to the Participating Provider Agreement Amendment.

(i) Schedule 4.11(i) of the Disclosure Schedule sets forth a true, accurate and complete list of each Contract, entered into by and between SHCN, TACO, or any other Person (who is a Seller Party or one of its Subsidiaries or is Person with a contractual relationship with a Seller Party or one of its Subsidiaries with respect to services under such Contract), on the one hand, and any Medicare Advantage organization (or intermediary entity), on the other hand, including any amendments thereto, that includes capitation or other financial risk or value-based payment component with respect to the Medicare Advantage organization’s Medicare Advantage Plan(s) (each, an “MA Risk Contract”), all of which MA Contracts shall be assigned pursuant the terms of this Agreement to Buyer or one of its Subsidiaries in whole or in part in connection with the Transactions. Such list shall include for each MA Risk Contract (i) the name of the MA Risk Contract, (ii) the parties, (iii) the effective date, (iv) the section(s), schedule(s) or exhibit(s) references to the capitation or other financial risk or value-based payment component of the MA Risk Contract, (v) the corresponding number of Medicare beneficiaries attributable to the applicable Medicare Advantage organization with respect to capitation or other financial risk or value-based payment component under the MA Risk Contract, as of the date set forth on Schedule 4.11(i), (vi) to the extent that the MA Risk Contract is with an intermediary entity, the applicable Medicare Advantage organization and (vii) the VDR location of such MA Risk Contract. The list shall further designate whether each contracting party is a Medicare Advantage organization, SHCN, an SMG Subsidiary, Affiliated Provider, other provider entity, or an intermediary or other entity (other than any of the foregoing). The list shall reference all amendments to such MA Risk Contracts and include information with respect to such amendments where relevant to the foregoing information and designations with respect to the MA Risk Contract. There are no written or, to the Companies’ Knowledge, oral disputes or claims pending, or, to the Companies’ Knowledge, threatened under any of the foregoing MA Contracts (except, in each case, for ordinary course reconciliations and settlements) and all such MA Risk Contracts have been made available to Buyer. Each such MA Risk Contract is a legal, valid and binding obligation of the parties thereto and enforceable in accordance with its terms against such parties and, to the Knowledge of the Companies, each other party thereto.

4.12 Information Privacy and Security Compliance.

(a) The Companies, SHCN, TACO and their Subsidiaries and the Business as conducted prior to effectuating the Reorganization (i) are, and for the past four (4) years have been, in material compliance with HIPAA and (ii) are, and for the past four (4) years have been, in material compliance with all other applicable

Information Privacy and Security Laws and all rules and regulations promulgated thereunder. The Seller has implemented prevailing industry standard policies, procedures, training, notice of privacy practices, and controls developed and implemented to ensure compliance with HIPAA and other applicable Information Privacy and Security Laws and to secure Personal Data. The Companies have undertaken surveys, audits, inventories, reviews, analyses and/or assessments, including HIPAA Security Rule risk analyses, of all areas of the business required by applicable Information Privacy and Security Laws.

(b) The Companies, SHCN, TACO and each of their Subsidiaries have entered into business associate agreements with all third parties acting as a business associate (as defined in 45 C.F.R. § 160.103) of the Companies or their Subsidiaries. The Companies, SHCN, TACO and their Subsidiaries and the Business as conducted prior to effectuating the Reorganization (i) are not, to the Companies’ Knowledge, under investigation by any Governmental Authority for a violation of any Information Privacy and Security Law; (ii) have not received any notices from any Governmental Authority relating to any such violations; and (iii) except as set forth on Section 4.12(b) of the Disclosure Schedule, have not in the past four (4) years acted in any manner, and there has not in the past four (4) years been any incident, that would trigger a notification or reporting requirement under any business associate agreement or any Information Privacy and Security Law, including a breach with respect to any unsecured protected health information maintained by or on behalf of the Companies and/or their Subsidiaries.

(c) The Seller has provided to Buyer accurate and complete copies of any written complaint(s) delivered to the Companies or the Seller Parties or their Subsidiaries (with respect to the Business) during the past four (4) years alleging a violation of any Information Privacy and Security Laws.

(d) Unless as set forth in Section 4.12(d) of the Disclosure Schedule, in the past four (4) years no breach has occurred with respect to any Unsecured Protected Health Information (as such terms are defined in 45 C.F.R. § 164.402) maintained by or for the Companies or their Subsidiaries, and no information security or privacy, security incident or breach event has occurred that would require notification under any other applicable Information Privacy and Security Laws. In the past four (4) years, none of SHCN, TACO, the Companies nor their Subsidiaries have received any written notice from, and are unaware of any audits, proceedings or investigations by, any Governmental Authority or other Person or received any written claims or written complaints regarding the collection, dissemination, storage or use of Personal Data (including any Protected Health Information or electronic Protected Health Information) or the violation of any applicable Information Privacy and Security Laws, and to the Companies’ Knowledge there is no reasonable basis for the same. In the past four (4) years, SHCN, TACO, the Companies and their Subsidiaries have not experienced any material deficiency in the security controls of any information technology system.

4.13 Labor and Employment Matters.

(a) Section 4.13(a) of the Disclosure Schedule contains a list of all persons who are (x) employees of each Company and each Subsidiary and (y) employees of any other Affiliate of the Companies or the Seller Parties but that provide a substantial portion of their time providing services related to the Business (collectively, the employees covered by the foregoing (x) and (y), the “Business Employees”), in each case including any employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized. Section 4.13(a) of the Disclosure Schedule sets forth for each Business Employee as of the date hereof the following: (i) name, (ii) job title (including whether full-time or part-time), (iii) status (i.e., hourly, salaried, on-call, temporary, casual), (iv) hire date, (v) current annual base compensation or current hourly wage or rate, as applicable, (vi) current classification under the federal Fair Labor Standards Act (“FLSA”) (i.e., exempt, non-exempt), (vii) commission, bonus, or other incentive-based compensation, and (viii) actual compensation received (including base and incentive compensation) in 2021. As of the date hereof, all compensation, including wages, commissions and bonuses payable to all current and former employees of the Companies and their Subsidiaries and any other Business Employee for services performed on or prior to the date hereof have been paid in full and there are no outstanding agreements, understandings or commitments of the Companies or any Subsidiaries with respect to any compensation, commissions or bonuses, except as set forth on Section 4.13(a) of the Disclosure Schedule. Except as set forth in Section 4.13(a) of the Disclosure Schedule, the employment of each Business Employee is “at will”.

(b) Section 4.13(b) of the Disclosure Schedule contains a list of all individuals who are consultants or independent contractors that are (x) engaged by the Companies or any of their Subsidiaries or (y) engaged by any other Affiliate of the Companies or the Seller Parties but that provide a substantial portion of their time providing services related to the Business (collectively, the individual consultants and independent contractors covered by the foregoing (x) and (y), the “Business Consultants”), in each case whether doing business as an entity or not. Section 4.13(b) of the Disclosure Schedule also sets forth for each Business Consultant the following: (i) name of individual or entity; (ii) entity engaging such Business Consultant; (iii) status (i.e., consultant, independent contractor, sales representative, licensed reseller); (iv) date the engagement or Contract began; (v) duration of engagement or Contract; and (vi) description of material terms under the engagement or Contract, including payment or other reimbursement for service provided, confidentiality and assignment of intellectual property rights and cancellation or termination of the arrangement with or without notice. As of the date hereof, all payments that are payable to all current and former independent contractors or consultants by the Companies and their Subsidiaries for services performed on or prior to the date hereof have been paid in full and there are no outstanding agreements, understandings or commitments of the Companies and their Subsidiaries with respect to any other payments of any kind.

(c) The Companies and all of their Subsidiaries and the Business as conducted prior to effectuating the Reorganization are and have for the past four (4) years been in compliance in all material respects with all applicable Laws relating to employment and employment practices with respect to the Business, Business Employees, and Business Consultants, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence and unemployment insurance. None of the Companies nor any of their Subsidiaries has, and could not reasonably be expected to have, any actual or potential liability (i) as a joint employer with any other Person with respect to Business Employees and/or Business Consultants, including for any alleged violations of any applicable Laws related to Business Employees and/or Business Consultants, (ii) arising out of the classification or treatment of any current or former consultants or independent contractors or any other Business Consultant as an independent contractor under applicable Laws, including all applicable Laws pertaining to employment and employment practices, or (iii) arising out of the classification or treatment of any current and former employees of the Companies or any of their Subsidiaries or any other Business Employees as exempt under the FLSA and/or state and local wage and hour laws. The Companies and their Subsidiaries maintain current employee files containing evidence of hours worked for all non-exempt Business Employees, together with accurate pay records for all Business Employees.

(d) None of the Companies nor any of their Subsidiaries, nor the Business as conducted prior to the effectuating the Reorganization, is, or has at any time in the past four (4) years been, a party to, bound by, or negotiated any collective bargaining agreement or other Contract with a Union with respect to the Business, Business Employees, or Business Consultants, and there is not, and has not been at any time in the past four (4) years, in each case, to the Companies’ Knowledge, any Union representing or purporting to represent any employee or other individual service provider of the Companies or any of their Subsidiaries or any other Business Employees or Business Consultants, and, no Union or group of Business Employees or Business Consultants is seeking or has in the past four (4) years sought to organize such employees for the purpose of collective bargaining. None of the Companies nor any of their Subsidiaries has a duty to recognize or bargain with any Union, and no Union has requested recognition or bargaining by or with the Companies or any of their Subsidiaries, in each case with respect to the Business, Business Employees, or Business Consultants.

(e) As of the date hereof, none of the Companies nor any of their Subsidiaries nor the Business has experienced any, or received any threat of any, employment claim or charge, labor dispute between the

Companies or any Subsidiaries and any Union, strike or material grievance, work stoppage, work slowdown, lockout, concerted refusal to work overtime, picketing, or other similar labor disruption directed at or affecting the Companies or any of their Subsidiaries or any current or former employees or other individual service providers of the Companies or any of their Subsidiaries or any other Business Employees or Business Consultants, claim of unfair labor practices by or on behalf of any current or former employees or other individual service providers of the Companies or any of their Subsidiaries or any other Business Employees or Business Consultants, or other collective bargaining dispute relating to or affecting the Companies or any of their Subsidiaries or any current or former employees or other individual service providers of the Companies or any of their Subsidiaries during the four (4) years prior to the date hereof and none are pending or, to the Companies’ Knowledge, threatened in writing. None of the Companies nor any of their Subsidiaries has committed any material unfair labor practice during the four (4) years prior to the date hereof.

(f) Except as set forth on Section 4.13(f) of the Disclosure Schedule, there are no Proceedings against the Companies or any of their Subsidiaries or the Business as conducted prior to effectuating the Reorganization pending, or to the Knowledge of the Companies, threatened to be brought or filed against the Companies or any of their Subsidiaries, by or with any Governmental Authority or arbitrator under any applicable Laws in connection with the employment, engagement, classification or treatment of any current or former applicant, employee, consultant, volunteer, intern or independent contractor or other individual service provider of or by the Companies or any of their Subsidiaries or by or with respect to any other Business Employees or Business Consultants, including, without limitation, any claim under any applicable Laws relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wages and hours, work conditions, privacy, health and safety, overtime compensation, unemployment insurance, workers’ compensation insurance, or any other employment related matter, nor have there been any requests of or notifications related to any such Proceedings, including any audits or investigations, from any Governmental Authority.

(g) In the past four (4) years, there has been no “mass layoff” or “plant closing” as defined by the federal Worker Adjustment and Retraining Notification Act of 1988 (“WARN”) related to the Companies or any of their Subsidiaries and none of the Companies nor any of their Subsidiaries has incurred any liability under WARN or any applicable similar state or local Laws. No Affiliate of Buyer (including without limitation each Surviving Company) will incur any liability under WARN or any applicable similar state or local Laws as a result of the Transactions or that may be based, in whole or in part, on any layoffs or employment terminations with respect to employees of the Companies or any of their Subsidiaries that have occurred prior to the Closing. There have been no “employment losses” as defined under WARN as to any employees of the Companies or any of their Subsidiaries of Business Employees within the six (6) month period prior to Closing.

(h) To the Knowledge of the Companies, all Business Employees are legally authorized to work in the United States either because of their status as United States citizens, legal permanent residents, or by virtue of possessing a visa under applicable Laws relating to immigration control which visa allows for such employees to work in the United States. None of the Companies nor any of their Subsidiaries has hired, recruited or referred for a fee a Person who is not legally authorized to be employed in the United States, or knowingly employed a Person that is not legally authorized to be employed in the United States or continued to employ a Person knowing the Person ceased to be legally authorized to be employed in the United States. The Companies and their Subsidiaries have properly completed all reporting and verification requirements pursuant to, and have otherwise complied with, all Laws relating to immigration control for all of their employees, agents and contractors, including the Form I-9. The Companies and their Subsidiaries have retained for each current employee and Business Employee the Form I-9 throughout such employee’s period of employment with the applicable Company. None of the Companies nor any of their Subsidiaries has received any notice from any Governmental Authority that the Companies or such Subsidiary is in violation of any Law pertaining to immigration control or that any current or former employee, agent, contractor, or other individual service provider of the Companies or any Subsidiary is or was not legally authorized to be employed in the United States or is or was using an invalid social security number and there is no pending, or to the Knowledge of the

Companies threatened, charge or complaint under the Immigration Reform and Control Act of 1986 against the Companies or any of their Subsidiaries.

(i) There are no workplace conditions at any of the Companies’ and their Subsidiaries’ worksite that could reasonably be considered to violate any Occupational Safety and Health Act, or similar state or local Laws and requirements.

4.14 Employee Benefit Plans.

(a) Section 4.14 of the Disclosure Schedule sets forth a list of all Company Plans and, solely as related to the Business, Seller Plans; provided, however, that such disclosure shall not include offer letters for “at-will” employment that do not contain severance. The Companies do not sponsor, maintain, administer, or contribute to any Company Plans.

(b) Each of the Company Plans and Seller Plans that is intended to be qualified under Section 401(a) of the Code either has received a favorable determination letter from the Internal Revenue Service or is a prototype plan that has received a notification letter from the Internal Revenue Service. The Plans comply in form and in operation, in all material respects, with their terms and the requirements of the Code, ERISA and all applicable Laws.

(c) With respect to the Company Plans and Seller Plans, all required payments, premiums, distributions, reimbursements, or contributions for all periods ending prior to or as of the Closing Date have been timely made or properly accrued. The Companies have complied in all material respects with the Patient Protection and Affordable Care Act and no event has occurred, and no condition or circumstance exists, that could reasonably be expected to subject the Companies to any liability or Taxes under Sections 4980D or 4980H of the Code or any other provision of the Patient Protection and Affordable Care Act. To the Knowledge of the Seller, there has been no nonexempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) or breach of fiduciary duty (as determined under ERISA) with respect to any Company Plan that would reasonably be expected to result in any liability. There are no outstanding liabilities (contingent or otherwise) that could be imposed on the Companies with respect to any obligations or liabilities under the Seller Plans.

(d) The Companies have made available to Buyer current, true and correct copies of (i) plan documents, summary plan descriptions, amendments and related trust agreements, (ii) all material filings with all Governmental Authorities with respect to each Company Plan and Seller Plan for the past year and (iii) the latest financial statements for all Company Plans and, solely as related to the Business, Seller Plans.

(e) The Companies and their ERISA Affiliates (i) do not currently maintain and, for the four (4) years prior to the date hereof, have not maintained, and are not required currently and, for the four (4) years prior to the date hereof, have not been required to contribute to or otherwise participate in or have any current of contingent liability with respect to, (A) any defined benefit pension plan or any plan, program or arrangement subject to Title IV of ERISA, (B) a multiple employer plan (as described in section 413(c) of Code or Section 210 of ERISA), (C) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), (D) a plan or arrangement providing post-termination or post-retirement health or welfare benefits (except for continuation coverage required under Section 4980B of the Code or similar state law for which the covered Business Employee pays the full cost of coverage) and (ii) do not currently participate in and, for the four (4) years prior to the date hereof, have not participated in, or been required to contribute to or have any current of contingent liability with respect to, any Multiemployer Plan (as defined in Section 4001(a)(3) of ERISA).

(f) All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, and Summary Plan Descriptions) have been timely filed or distributed in material compliance with the applicable requirements of ERISA and the Code with respect to each Company Plan and Seller Plan.

(g) No Proceeding with respect to the administration or the investment of the assets of any such Company Plan or Seller Plan (other than routine claims for benefits) is pending or, to Companies’ Knowledge, expressly threatened in writing.

(h) Each Company Plan that is a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) is and has been in documentary and operational compliance with Section 409A of the Code in all material respects. The Companies do not have any “gross-up” or indemnity obligations for Taxes imposed under Section 4999 or 409A of the Code.

(i) Neither the execution or delivery of this Agreement nor the consummation of the Transactions, either alone or in combination with another event, will (i) entitle any current or former employee, officer, director or other individual service provider of the Companies to any payment, or accelerate the time of payment, funding or vesting, or increase the amount of compensation or benefits due to any current or former employee, officer, director or other individual service provider of the Companies.

(j) No Company Plan is subject to the Laws of a jurisdiction other than the United States or is maintained for the benefit of employees or contractors outside the United States.

4.15 Tax Matters.

(a) All federal and state income Tax Returns and other material Tax Returns that are required to be filed by or with respect to the Companies and their Subsidiaries and the Business (taking into account any extensions of time to file that have been duly perfected) have been filed. All material Taxes owed by the Companies and their Subsidiaries and the Business, whether or not shown as owing by or with respect to the Companies and their Subsidiaries and the Business on all such Tax Returns, have been fully paid prior to the due date for making such payments or properly accrued. The provision for Taxes on the Latest Financial Statements is sufficient for all accrued and unpaid taxes of the Companies and their Subsidiaries as of the date thereof. All material Taxes that the Companies and their Subsidiaries and the Business are obligated to withhold from amounts owing to any employee, creditor or third party have been fully paid or properly accrued. None of the Companies nor any of their Subsidiaries is currently or has been a party to any Tax allocation, Tax sharing, Tax indemnity, Tax reimbursement agreement or arrangement (other than credit agreements, lease agreements or other commercial agreements entered into in the ordinary course of business containing customary Tax allocation or gross-up provisions). There are no Liens for Taxes (other than Permitted Liens) upon any of the assets of the Companies or any of their Subsidiaries.

(b) During the five (5) years prior to the date hereof, the Companies and their Subsidiaries and their predecessors with respect to the Business have not been the subject of any audit or other examination of Taxes by the Taxing Authorities of any nation, state or locality, and, to the Companies’ knowledge, no such audit or other examination is contemplated or pending. The Companies and their Subsidiaries have not waived in writing any statute of limitations in respect of Taxes payable by the Companies and their Subsidiaries, which waiver is currently in effect.

(c) Except as set forth on Section 4.15(c) of the Disclosure Schedule, the Companies and their Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-United States income Tax Law) executed prior to the Closing Date, (iii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-United States income Tax Law), (iv) installment sale or open transaction disposition made prior to the Closing Date, (v) election under Section 108(i) of the Code, (vi) deferred revenue or prepaid amount.

(d) None of the Companies nor any of their Subsidiaries has not been a party to any “listed transaction” as defined in Treasury Regulation Section 1.601l-4. None of the Companies nor any of their Subsidiaries has distributed equity of another Person, or has had its equity distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code during the two-year period ending on the date of this Agreement.

(e) None of the Companies nor any Subsidiaries have, nor have ever had, a permanent establishment, as defined in any applicable Tax treaty or convention, in any country other than the United States, and does not have, and has never had, an office or fixed place of business in any country other than the United States. No claim has ever been made by a Taxing Authority in a jurisdiction where the Companies or any of their Subsidiaries does not file Tax Returns that the Companies or such Subsidiaries is or may be subject to taxation by, or may be required to file any Tax Returns in, that jurisdiction.

(f) No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any Taxing Authority with respect to the Companies or any of their Subsidiaries.

(g) None of the Companies nor any of their Subsidiaries is liable for the Taxes of another Person (i) under Section 1.1502-6 of the Treasury Regulations (or comparable provisions of state, local or foreign Law) (except as a result of being a member of the Seller Affiliated Group), (ii) as a transferee or successor, (iii) by contract or indemnity or (iv) otherwise, except in each case, as to the extent attributable to any commercial agreement entered into in the ordinary course of business the principal purpose of which is not Taxes.

4.16 Insurance. Section 4.16 of the Disclosure Schedule lists each material third-party insurance policy currently in effect that is maintained by the Companies and their Subsidiaries, including the name of the insurer and policy number (the “Insurance Policies”). The Insurance Policies are in full force and effect, all premiums due thereon have been paid, and, to the Companies’ Knowledge, the Companies and their Subsidiaries are not in material breach or material default thereunder and no written or, to the Companies’ Knowledge, oral notice of premium increase, material alteration of coverage, cancellation or termination has been received by any of the Companies or any of their Subsidiaries with respect to any such Insurance Policy as of the date hereof. Such Insurance Policies (or other insurance policies providing substantially similar insurance coverage) have been in effect continuously for the three-year period prior to the date hereof. Section 4.16 of the Disclosure Schedule contains a true, correct and complete list and description of any denial of (a) claims made against Insurance Policies by any Company or any of their Subsidiaries and any other claims made arising from or related to the Business for the three year period prior to the date hereof and (b) coverage by an insurer for the three year period prior to the date hereof with respect to any claim made or any loss incurred by any Company or any of their Subsidiaries and any claims arising form or related to the Business in excess of the limits of such Insurance Policies.

4.17 Licenses and Permits; Anti-Corruption.

(a) The Companies and their Subsidiaries possess all licenses, permits, registrations and approvals issued by a Governmental Authority that are material to the operation of the Business as currently conducted by the Companies and their Subsidiaries and as conducted prior to effectuating the Reorganization (collectively, the “Permits”), and all such Permits are valid and in full force and effect and are set forth on Section 4.17 of the Disclosure Schedule. Except as set forth on Section 4.17 of the Disclosure Schedule, (i) the Companies and each of their Subsidiaries and the Business as conducted prior to effectuating the Reorganization is, and for the four (4) year period prior to the date hereof has been, in material compliance with the terms of all Permits, (ii) no Governmental Authority has given written notice that it intends not to renew any material Permit, or given written notice to the Companies or any of their Subsidiaries that it intends to commence, or, to the Knowledge of the Companies, commenced, a Proceeding to revoke or suspend any material Permit, (iii) no material violations are, or for the four (4) year period prior to the date hereof have been, recorded in respect of any material Permit that have not been cured, and (iv) true, correct and complete copies of all Permits have been made available to Buyer.

(b) None of the Companies nor any of their Subsidiaries nor, to the Companies’ Knowledge, any of their respective officers, directors or managers, nor any agent or employee of or acting for or on behalf of the Companies or any of their Subsidiaries, has for the four (4) year period prior to the date hereof, directly or indirectly: (i) made or caused to be made any unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or related in any way to their respective businesses; (ii) made or offered or caused to be made or offered any unlawful payment, loan or transfer of anything of value, including any unlawful reward, advantage or benefit of any kind, to or for the benefit of any Government Official or employee, political party or campaign, official or employee of any public international organization, or official or employee of any government owned enterprise or institution (including any government hospitals or academic institutions) to obtain or retain business or to secure an improper advantage, including any unlawful payment made to expedite or secure the performance of acts of a routine nature; (iii) violated or caused to be violated any applicable anti-corruption Law, including federal, state and local Laws regarding “pay to play” rules and gifts and political contributions (collectively, “Anti-Corruption Laws”); (iv) established or maintained any unlawful fund of corporate monies or other properties; (v) made or proposed to make any unlawful bribe, payoff, influence payment, kickback, rebate, or other similar unlawful payment of any nature; (vi) taken or caused to be taken any action in furtherance of any offer, payment, promise to pay, or authorization of the payment of any money or anything of value, or any action in furtherance of any offer, gift, promise to give, or authorization of the giving of anything of value, to any Government Official, or to any Person while knowing that all or some portion of the consideration remitted to that Person will be offered, paid, promised, or given to a Government Official, for the purposes of inducing or influencing a Government Official to do or refrain from doing any official act, in order to assist in obtaining or retaining business or directing business to any Person, or securing any improper advantage; (vii) offered, promised, or given anything of value to a customer of the Companies or any of their Subsidiaries to induce or reward the improper performance of such customer’s function or the breach of a duty owed by such customer to his or her employer in violation of Anti-Corruption Laws; or (viii) received any written or, to the Knowledge of the Companies, oral notice, request or citation from any Person alleging noncompliance with any Anti-Corruption Laws, nor have there been any investigations (formal or informal), inquiries, actions, charges, or proceedings with regard to any violation or potential violation of the Anti-Corruption Laws.

4.18 Affiliated Transactions. Except as set forth on Section 4.18 of the Disclosure Schedule, no Affiliate, equityholder, director, or officer of the Companies or any of their Subsidiaries or any Affiliate or immediate family member of any of the foregoing or any employee of the Companies or any of their Subsidiaries: (i) possesses, directly or indirectly, any financial interest in, or is a director, manager or officer of, any Person (other than the Companies or any of their Subsidiaries) that is party to any contract, arrangement, commitment or transaction with the Companies or any of their Subsidiaries; (ii) owns, directly or indirectly, any property right, tangible or intangible, that is used by the Companies or any of their Subsidiaries in the conduct of the Business or has any other financial interest, directly or indirectly, in any property that is used by the Companies or any of their Subsidiaries or (iii) other than a Plan or a contract disclosed on Section 4.18 of the Disclosure Schedule in response to clause (iii) thereof, is a party to any contract, arrangement, obligation, commitment or other transaction in which the Companies or any of their Subsidiaries is a counter-party or owes or is owed any amounts to or from the Companies or any of their Subsidiaries.

4.19 Material Contracts.

(a) Section 4.19 of the Disclosure Schedule sets forth a list of all Contracts in effect as of the date hereof, including all amendments and supplements thereto, to which the Companies or any of their Subsidiaries is a party or by which the Companies or any of their Subsidiaries are bound, meeting any of the descriptions set forth below (collectively referred to herein as the “Material Contracts”) (provided that solely with respect to the

Material Contracts listed in subsections (xiv) and (xv) the list of Affiliated Providers and SMG Providers set forth on Schedule 4.11(g) shall be sufficient for purposes of disclosure):

(i) all Contracts relating to the acquisition or disposition of all or any portion of any business (whether by merger, sale of stock, sale of assets or otherwise) by the Companies or their Subsidiaries within the last four (4) years prior to the date hereof, including all Contracts relating to the Reorganization;

(ii) all collective bargaining agreements and other Contracts with any Union;

(iii) all written Contracts for the employment or engagement on a full-time, part-time or consulting basis, and all Contracts with respect to severance, separation, change in control, or retention (A) with any Business Employee or Business Consultant; (B) that provide for payment of any cash or other compensation or benefits to any Business Employee or Business Consultant upon the consummation of the Transactions; or (C) with any Business Employee or Business Consultant that may not be terminated by the Companies or any of their Subsidiaries upon thirty (30) days’ or less advance notice and without penalty or severance;

(iv) any consulting agreement, independent contractor agreement, or any other Contract for consulting or independent contractor services with any Business Consultant, whether doing business as an entity or not;

(v) any staffing agreement or any other agreement whereby the Companies or any of their Subsidiaries retains the services of any staffing agency or professional employer organization;

(vi) all Contracts relating to Indebtedness of the Companies or any of their Subsidiaries;

(vii) all Contracts relating to Leased Real Property and all Contracts under which the Companies or any of their Subsidiaries is lessee of, or holds or operates, any personal property owned by any other party;

(viii) all Contracts under which the Companies or any of their Subsidiaries is lessor of or permits any third party to hold or operate any personal property;

(ix) all software licenses that are material to the operation of the business of the Companies and their Subsidiaries taken as a whole (other than “off the shelf” software);

(x) all Contracts that prohibit the Companies or any of their Subsidiaries from freely engaging, or competing with any Person, in business anywhere or in any geographic area or any and all Contracts that obligate the Companies or any of their Subsidiaries to conduct business on a “most favored nation” basis with any third party, or that contains exclusivity, right of first refusal or right of first offer, or non-hire, non-solicitation obligations or restrictions on the Companies or any of their Subsidiaries;

(xi) all Contracts for the settlement of any Proceeding to which there currently exists any material obligation upon the Companies or any of their Subsidiaries, other than Proceedings (A) for ordinary course health care insurance claims or (B) that do not involve injunctive relief and do not involve amounts in excess of $200,000;

(xii) all Contracts with any Governmental Authority involving payments to the Companies or any of their Subsidiaries, SHCN and TACO (in each case, as it relates exclusively to the Business);

(xiii) all Contracts arising from or related to the Business with third party payors;

(xiv) all Contracts arising from or related to the Business with an Affiliated Provider, either directly or indirectly through the physician group practice that employs or engages the Provider;

(xv) all Contracts arising from or related to the Business with an SMG Provider, either directly or indirectly through SMG;

(xvi) all Contracts concerning a partnership or joint venture or similar arrangement to which the Companies or any of their Subsidiaries is currently a party or is bound;

(xvii) all Contracts providing for capital expenditures;

(xviii) all Contracts pursuant to which the Companies or any of their Subsidiaries is bound to indemnify, or guarantee the obligations of, another Person (other than Contracts entered into the ordinary course of business);

(xix) other than any Contracts specified in clauses (i) through (xiv) above, all Contracts that involve payments by or to the Companies or any of their Subsidiaries of $200,000 or more in any calendar quarter; and

(xx) any commitment to enter into any Contract of the type described in clauses (i) through (xv) above.

(b) The Companies have made available to Buyer a true and correct copy of all written Material Contracts, provided that with respect to subsections (xiv) and (xv) above the Companies have made available to Buyer a true and correct copy of all Material Contracts that account for at least 50% of the Medicare beneficiaries attributed to SNCN under the MSSP for the twelve (12) month period ended April 30, 2022. Except as set forth on Section 4.19(b) of the Disclosure Schedule, (i) none of the Companies or any of their Subsidiaries or, to the Knowledge of the Companies, other party thereto is in violation, breach or default of any material obligations under any Material Contract and (ii) during the past twelve (12) months, none of the Companies nor any of their Subsidiaries have received written or, to the Knowledge of the Companies, oral notice of any violation, breach or default of any material obligations under any Material Contract that has not been cured or waived. Except as set forth on Section 4.19(b) of the Disclosure Schedule, no party to any Material Contract has exercised any termination, cancellation or non-renewal rights with respect thereto, and no such party has given written or, to the Companies’ Knowledge, oral notice of termination, cancellation or non-renewal with respect to any of the foregoing. Since the date that is three (3) years prior to the date hereof, none of the Companies nor any of their Subsidiaries or Affiliates has received written or, to the Knowledge of the Companies, oral notice from any other party to a Material Contract threatening to terminate or cancel or not to renew, or to materially change in a manner adverse to the Companies or any of their Subsidiaries or Affiliates the terms of, such Material Contract. There are no written or, to the Companies’ Knowledge, oral claims pending, or to the Companies’ Knowledge, threatened under any Material Contract. Except as set forth on Section 4.19(b) of the Disclosure Schedule, as of the date hereof, each Material Contract is a legal, valid and binding obligation of the Companies or such Subsidiary and enforceable in accordance with its terms against such Company or such Subsidiary and, to the Knowledge of the Companies, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

4.20 Intellectual Property.

(a) Section 4.20(a) of the Disclosure Schedule sets forth a list of (i) all registered Intellectual Property and applications therefor owned by the Companies and their Subsidiaries or used in the Business, including as conducted prior to the Reorganization, and (ii) all of the corporate names and material brand names owned by the Companies and their Subsidiaries used in the conduct of the Business as currently conducted or as conducted prior to the Reorganization.

(b) Except as set forth in Section 4.20(b) of the Disclosure Schedule, (a) the Companies or one of their Subsidiaries owns and possesses all right, title and interest in and to, or possesses the valid and enforceable right to use, all material Intellectual Property and applications therefor used in the operation of the businesses of the Companies and their Subsidiaries as currently conducted, (b) during the two (2) year period prior to the date of this Agreement, the Companies and their Subsidiaries have not received any written notices of material infringement or misappropriation from any third party with respect to the Companies’ or any of their Subsidiaries’ use of any Intellectual Property, (c) to the Companies’ Knowledge, as of the date hereof, no third party is materially infringing or misappropriating any registered Intellectual Property owned by the Companies and their Subsidiaries and (d) none of the Intellectual Property or products or methods of doing business of the Companies and their Subsidiaries as currently conducted or as conducted by the Business prior to the Reorganization materially infringes upon any other Person’s Intellectual Property.

4.21 No Brokers. Except as set forth on Section 4.21 of the Disclosure Schedule, the Companies and their Subsidiaries have not incurred any obligation for any finder’s or broker’s or agent’s fees or commissions or similar compensation in connection with the Transactions.

4.22 Bank Accounts; Powers of Attorney.

(a) Section 4.22 of the Disclosure Schedule lists all banks or other financial institutions with which the Companies or any of their Subsidiaries has an account (including escrow, trust and custodial accounts) or maintains a safe deposit box, showing the account numbers and names of the Persons authorized as signatories with respect thereto.

(b) Except as set forth on Section 4.22 of the Disclosure Schedule, there are no outstanding powers of attorney executed on behalf of the Companies or any of their Subsidiaries.

4.23 Payor Programs. Section 4.23 of the Disclosure Schedule sets forth a list of each Top Payor as well as the number of patients attached (in accordance with the methodology set forth in the definition of Top Payor) to each such Top Payor under a Medicare Advantage Plan as of December 1, 2021. The Companies and their Subsidiaries prior to effectuating the Reorganization and SHCN and TACO and their Affiliates (in each case, with respect to the Business), and to the Companies’ Knowledge, SMG and the Affiliated Providers (as they relate to the Business) are, and for the past four (4) years have been, duly enrolled, accredited, and in good standing to participate in and receive reimbursement from those Top Payors, except as otherwise noted on Section 4.23 of the Disclosure Schedule. The Companies and their Subsidiaries and to the Seller’s Knowledge, SMG and the Affiliated Providers (as they relate to the Business) are, and for the past four (4) years have been, in material compliance with all conditions of participation in and receipt of reimbursement from such Top Payors they have received reimbursement from. Except as otherwise noted on Section 4.23 of the Disclosure Schedule, each Contract for payment between each of SHCN, TACO, the Companies their Subsidiaries, SMG and the Affiliated Providers (as they relate to the Business), either directly or indirectly through the physician group practice that employs or engages the Provider, and any Top Payor is in full force and effect and no suspension, termination, restriction or withdrawal is pending or, to the Seller’s Knowledge, threatened.

4.24 Accounts Receivable. All Accounts Receivable of the Companies and their Subsidiaries and the Business reflected on the Financial Statements (other than those paid since such date) represent valid obligations arising from bona fide transactions for sale or delivery of goods or rendition of services consummated in the ordinary course of business in accordance with the terms of any documents related thereto subject to no setoffs or counterclaims; provided, however, that the Parties acknowledge and agree that the Accounts Receivable of the Companies and their Subsidiaries associated with the CMS Models are estimated shared savings payments under the CMS Models and will become due and payable in accordance with the rules and regulations of the respective CMS Model. All Accounts Receivable of the Companies and their Subsidiaries that have arisen since the date of the Financial Statements represent valid obligations subject to no setoffs or counterclaims; provided, however, that the Parties acknowledge and agree that the Accounts Receivable of the Companies and their Subsidiaries associated with the CMS Models are estimated shared savings payments under the CMS Models and will become due and payable in accordance with the rules and regulations of the respective CMS Model.

4.25 COVID-19.

(a) Section 4.25 of the Disclosure Schedule sets forth a true, correct and complete list of all COVID-19 Relief Programs in which the Companies, any of their Subsidiaries or the Business has participated, including the amount of funds requested, applied for and/or received under each such program. With respect to each

COVID-19 Relief Program set forth or required to be set forth on Section 4.25 of the Disclosure Schedule, (i) the Companies have made all material attestations, certifications or other submissions or filings required to be made in connection therewith, (ii) all attestations, certifications or other submissions or filings made by or on behalf of the Companies in connection therewith (whether required or otherwise) are and have been true, complete and accurate and in compliance, in each case, in all material respects with applicable Law, and the Companies were eligible to participate in such COVID-19 Relief Programs, (iii) the Companies are and have been in material compliance with all Laws, covenants and other requirements in connection therewith, including the use of related funds, (iv) the Companies have not been made the subject of or received any notice of any audit or review by any Governmental Authority in connection therewith, and (v) the Companies have maintained books and records (including with respect to use of sale proceeds) sufficient to qualify or satisfy the terms and conditions for relief.

(b) Except as set forth on Section 4.25(b) of the Disclosure Schedule, the Companies and their Subsidiaries have not elected to defer any Taxes payable by any such party pursuant to Section 2302 of the CARES Act. All Taxes payable by the Companies or their Subsidiaries which have been so deferred have been properly accrued for and are reflected on the Financial Statements.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE III, THIS ARTICLE IV AND ANY ANCILLARY DOCUMENT OR ANY AGREEMENT, DOCUMENT, CERTIFICATE OR SIMILAR INSTRUMENT DELIVERED BY A SELLER PARTY OR THE COMPANIES PURSUANT HERETO OR THERETO, NONE OF THE SELLER PARTIES, THE COMPANIES, THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON MAKES ANY REPRESENTATIONS OR WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SELLER PARTIES, THE COMPANIES OR THEIR RESPECTIVE AFFILIATES OR BUSINESS, OPERATIONS, ASSETS, STOCK OR OWNERSHIP INTERESTS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS. NEITHER BUYER, MERGER SUBS, MERGER LLCS NOR ANY OF THEIR RESPECTIVE AFFILIATES HAS BEEN INDUCED BY, OR RELIED UPON, ANY REPRESENTATION, WARRANTY, COVENANT OR STATEMENT (WRITTEN OR ORAL), WHETHER EXPRESS OR IMPLIED, MADE BY ANY PERSON THAT ARE NOT EXPRESSLY SET FORTH IN ARTICLE III, THIS ARTICLE IV OR ANY ANCILLARY DOCUMENT OR ANY AGREEMENT, DOCUMENT, CERTIFICATE OR SIMILAR INSTRUMENT DELIVERED BY BUYER OR ITS AFFILIATES PURSUANT HERETO OR THERETO. NOTWITHSTANDING ANY PROVISION HEREOF TO THE CONTRARY, THE PARTIES AGREE THAT ANY PARTY MAY BRING A PROCEEDING FOR FRAUD AND NOTHING HEREIN SHALL LIMIT THE REMEDIES AVAILABLE IN CONNECTION WITH ANY SUCH PROCEEDING.

ARTICLE V

PRE-CLOSING COVENANTS

The Parties agree as follows with respect to the period between the execution of this Agreement and the earlier of the termination of this Agreement pursuant to its terms or the Closing:

5.01 Further Assurances; Closing Conditions. The Parties shall, as promptly as practicable, (a) execute and deliver, or cause to be executed and delivered, such additional instruments and other documents and shall take such further actions as may be reasonably requested by the other Party as necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the Transactions and (b) use their reasonable best efforts to cause the conditions set forth in Article VIII and Article IX to be satisfied and to consummate the transactions contemplated herein as promptly as practicable; provided, that, notwithstanding anything to the contrary in this Agreement, none of the Seller, the Companies or any of their respective Affiliates shall be required to pay any consent or similar fee to obtain any third party or Governmental Authority consents. The Seller Parties shall use their reasonable best efforts to consummate the Reorganization in accordance with the Reorganization Plan.

5.02 Notices and Consents. Without limiting the generality of Section 5.01, (a) the Seller will deliver the notices to each of the applicable counterparties to the Contracts set forth on Schedule 5.02 and will use its commercially reasonable efforts (which shall not include the payment of a consent or similar fee) to obtain the consent of the counterparties to the Contracts set forth on Schedule 5.02 (for the avoidance of doubt, the Seller Parties shall be required to pay all consent or similar fees to obtain any consent from any third party or Governmental Authority in connection with the Reorganization), and (b) Buyer will cooperate in all respects with the Seller and use its commercially reasonable efforts to obtain all such consents.

5.03 Regulatory Filings.

(a) General. Each of Buyer and the Seller shall, and Buyer shall cause its Affiliates to, use their reasonable best efforts to, as promptly as practicable, obtain from any Governmental Authority any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order required to be obtained or made by Buyer, Merger Subs, Merger LLCs, the Seller, or the Companies, and to avoid any action or Proceeding by any Governmental Authority, in each case, in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(b) Filings. In furtherance and not in limitation of the foregoing, each of Buyer and the Seller shall, and shall cause their Affiliates to, as promptly as practicable following the execution of this Agreement, make all filings with Governmental Authorities that are reasonably necessary, proper or advisable under this Agreement, the Reorganization or applicable Law in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein, including, without limitation, the Reorganization, and thereafter make any other submissions with respect to this Agreement required under any applicable Law, including (i) not later than five (5) Business Days following execution of this Agreement, Buyer and the Seller shall make, and shall cause their Affiliates to make, any necessary filings under the Hart-Scott-Rodino Act and any other antitrust Laws, (ii) not later than ten (10) Business Days following execution of this Agreement, the Seller shall make, and cause its Affiliates to make, a change of control filing to CMS in connection with participation in the Global and Professional Direct Contracting Model, (iii) not later than five (5) Business Days following execution of this Agreement, the Seller Parties shall make, or cause their respective Affiliates to make, a filing with the Massachusetts Division of Insurance to obtain a risk bearing provider organization risk certificate for SNCN, and (iv) not later than ten (10) Business Days following execution of this Agreement, Buyer and the Seller shall make, and shall cause their Affiliates to make, a filing of a notice of material change with the Massachusetts Health Policy Commission (collectively, the “Regulatory Filings”). Buyer and the Seller Parties, as applicable, shall prepare all Regulatory Filings in accordance and compliance with applicable Laws and other requirements of Governmental Authorities.

(c) Cooperation of the Parties. Buyer and the Seller shall, and shall cause their Affiliates to, cooperate with each other in connection with obtaining all such consents, approvals, authorizations, declarations, waivers, licenses, franchises, permits or orders and the making of all such Regulatory Filings, including, subject to applicable Laws and, with respect to any necessary filings under the Hart-Scott-Rodino Act, reasonable confidentiality considerations relating to the sharing of information, providing copies of all Regulatory Filings, documents, or correspondence to the non-filing Party and its advisors prior to filing or submission to a Governmental Authority and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. Buyer and the Seller shall, and shall cause their Affiliates to, promptly furnish to each other all information reasonably required for any notice, application or other filing to be made by the other in connection with the Transactions. No Party shall, and shall not permit its Affiliates to, consent or agree to any voluntary delay of the consummation of the Transactions without the prior written consent of the other Parties.

(d) Resolving Objections of Governmental Authorities. The Parties shall, and shall cause their Affiliates to, use reasonable best efforts to (i) respond as promptly as practicable to any request for additional information, documents, or other material from a Governmental Authority in connection with the Regulatory Filings, (ii) resolve as soon as practicable objections, if any, asserted by any Governmental Authority with respect to the Regulatory Filings, this Agreement, or the Transactions, and (iii) obtain as promptly as practicable all consents, approvals, authorizations, declarations, waivers, licenses, franchises, permits, certificates or orders from any Governmental Authority necessary in connection with the consummation of the Transactions, including to secure the termination or expiration of the applicable waiting period and all requisite clearances and approvals under the Hart-Scott-Rodino Act and any other antitrust Laws, to obtain the approval of the change of control filing by CMS in connection with participation in the Global and Professional Direct Contracting Model, to inform CMS of the impending name and ownership change of SNCN and SACN, and obtain a risk bearing provider organization risk certificate from the Massachusetts Division of Insurance (collectively, the “Regulatory Conditions”) as promptly as practicable. In this context, “reasonable best efforts” shall include, without limitation, defending any lawsuits or other legal proceedings, whether judicial or administrative, that challenge this Agreement or the consummation of the Transaction, and seeking to have lifted, vacated, or reversed any stay, injunction, temporary restraining order, or other restraint entered by any court or other Governmental Authority. Nothing in this Agreement, including without limitation this Section 5.03, obligates Buyer or any of its Affiliates, or any Seller Party or any of its Affiliates, to (x) divest or hold separate any assets or voting securities, terminate or modify any existing relationships or contractual rights, or enter into any consent decree order requiring the divestiture or holding separate of any assets or voting securities or the termination or modification of existing relationships or contractual rights; (y) accept any financial conditions or undertakings imposed by a Governmental Authority in connection with its approval of the Regulatory Filings; or (z) make any commitment (to any Governmental Authority or otherwise) regarding the future conduct or operations of Buyer, its Subsidiaries or Affiliates, any Seller Party, its Subsidiaries or Affiliates, or the Companies or their Subsidiaries. Further, the Parties shall, and shall cause their respective Affiliates to, coordinate and cooperate with the other Parties in connection with its efforts to obtain all consents, approvals, authorizations, declarations, waivers, licenses, franchises, permits, certificates or orders from any Governmental Authority necessary in connection with the consummation of the Transactions, including satisfying the Regulatory Conditions, which shall include (A) cooperating in all respects in connection with any investigation or other inquiry, (B) keeping other Parties promptly informed of any material communication received from any Governmental Authority regarding any of the Transactions, (C) providing other Parties and their advisors with a reasonable opportunity to (1) review in advance any proposed communication with any Governmental Authority, (2) consult with all Parties prior to any meeting or conference with any Governmental Authority, and (3) unless prohibited by such Governmental Authority, attend and participate in such meetings or conferences, and (D) providing such other information and assistance as any Party may reasonably request in connection with the foregoing. Buyer shall be responsible for fully and timely paying all filing and similar fees in connection with the Regulatory Filings, as well as in connection with any such consents, approvals, authorizations, declarations, waivers, licenses, franchises, permits, certificates or orders from a Governmental Authority.

(e) Other Actions. Subject to Section 5.03(d), Buyer and the Seller shall not, and Buyer shall cause its Affiliates not to, knowingly take any action, or knowingly refrain from taking any action, the effect of which would be to materially delay or impede the ability of the Parties to consummate the Transactions. Without limiting the generality of the foregoing, Buyer shall not, and shall not permit any of its Affiliates to, acquire or agree to acquire (by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner), any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the consummation of, such acquisition, merger or consolidation could reasonably be expected to (i) impose a material delay in the obtaining of, or materially increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any Governmental Authority necessary to consummate the Transactions or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any Governmental Authority entering an order prohibiting or delaying the consummation of the Transactions or (iii) materially delay the consummation of the Transactions.

(f) Obligations Cumulative. The Parties’ obligations in this Section 5.03 are cumulative, and a Party’s obligations in any specific clause of this Section 5.03 shall not be interpreted to limit in any way the Parties’ obligations in any other clause.

5.04 Conduct of the Business of the Companies.

(a) Except (i) as set forth on Schedule 5.04, (ii) as otherwise provided for by this Agreement, (iii) as required by Law or any Contract applicable to the Companies or any of their Subsidiaries, (iv) as consented to in writing by Buyer (which consent will not be unreasonably withheld, delayed or conditioned), or (v) for the use of available cash to pay any Transaction Expenses, any Indebtedness, or any amount due under the Reorganization Note, in each case prior to the Closing, (A) the Seller Parties shall cause the Companies and their Subsidiaries to use commercially reasonable efforts to (v) conduct the Business in the ordinary course of business (w) conduct the Business in compliance in all material respects with all applicable Laws, (x) preserve intact its business organization and to preserve the present commercial relationships with its employees, customers, vendors and other Persons, including without limitation Governmental Authorities, having significant dealings with the Companies or any of their Subsidiaries (including the Business Employees and Business Consultants), and keep available the services of their respective present officers and management level Business Employees, (y) maintain the assets of the Companies and their Subsidiaries, in the aggregate, in good repair, order and conditions, ordinary wear and tear excepted and (z) maintain in full force and effect the Companies’ and each of their Subsidiaries’ insurance policies (with substantially the same levels of coverage), (B) the Seller shall not permit any of its equity interests to be transferred except as permitted by the Investor Rights Agreement without limiting the foregoing, the Seller Parties shall cause the Companies and their Subsidiaries not to:

(i) sell, transfer, lease, mortgage, pledge or otherwise subject to any Lien (other than Permitted Liens) any material portion of the assets or property (tangible or intangible) of the Companies and their Subsidiaries taken as a whole, outside the ordinary course of business;

(ii) enter into any Contract to make an acquisition (whether by merger, acquisition of equity or assets, or otherwise) of any business or line of business;

(iii) modify or amend the Governing Documents of any Company and its Subsidiaries;

(iv) make, rescind or change any Tax election; change any Tax accounting period; adopt or change any Tax accounting method; file any amended material Tax Return; enter into any closing agreement; settle any material Tax claim, assessment or liability; surrender any right to claim a refund of material Taxes; consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment; or take any other similar action relating to the filing of any material Tax Return or the payment of any material Tax, in each case, except as required by applicable Law;

(v) except to the extent required to comply with applicable Law or the terms of any Plan, (A) grant or announce any equity awards or any material increase in the salaries, wages, bonuses, severance, retention, change in control, termination or other compensation and benefits payable to any current or former officers, employees, directors, consultants or other service providers of any Company or any of its Subsidiaries or any other Business Employees or Business Consultants; (B) hire any new employees, unless such hiring is in the ordinary course of business, or conduct any layoffs of a material number of Business Employees or Business Consultants or any Business Employees or Business Consultants entitled by agreement, policy, or practice to any severance payments or benefits; (C) adopt, materially amend, materially increase benefits under, or terminate any Plan (including any agreement or plan which would constitute a Plan if entered into as of the date hereof) or otherwise take any action to materially amend or waive any performance or vesting criteria or accelerate the vesting, exercisability or funding under any Plan; or (D) enter into any collective bargaining agreement or other agreements with Unions;

(vi) make any material change in its accounting or Tax reporting methods, principles or policies, other than as required by Law or to the extent required to conform with GAAP;

(vii) other than Permitted Liens, transfer (or permit the transfer of), issue, sell, pledge, encumber or grant any (A) equity securities of any Company or any of its Subsidiaries, (B) securities convertible into or exchangeable for any equity securities any Company or any of its Subsidiaries, or any options, warrants or rights to acquire any such equity securities or (C) any “phantom” equity, “phantom” equity rights, equity appreciation rights, equity-based performance units or other securities the value of which is derived from the price or value of the equity securities of any Company or any of its Subsidiaries;

(viii) repurchase or otherwise retire for value any equity securities of any Company or any of its Subsidiaries or rights with respect thereto;

(ix) adopt a plan or agreement of complete or partial liquidation or dissolution;

(x) amend or modify in any material respect, renew, terminate or grant any release or waive compliance with the material terms of any Material Contract in a manner that adversely affects the Companies or any of their Subsidiaries or, enter into any new contract that would have been a Material Contract if entered into prior to the date hereof, in each case, except for contracts entered into, renewed, terminated, amended, released, waived, modified or extended in the ordinary course of business;

(xi) cancel any debts owed to the Companies or any of their Subsidiaries, or waive any claims or rights in favor of the Companies or any of their Subsidiaries, except for cancellations made or waivers granted in the ordinary course of business which, in the aggregate, are not material, or commence, settle or compromise any material action brought by or against the Companies or any of their Subsidiaries;

(xii) incur, replace, renew, extend, amend or refinance any Indebtedness of the Companies or any of their Subsidiaries, except for borrowings under, and replacements, renewals, extensions, amendments and refinancings of any existing lines of credit or credit facilities, in each case, in the ordinary course of business and except for any other Indebtedness that will be paid in full at the Closing;

(xiii) make any loan to, advance any capital contribution to, or make any investments in, any Person, other than advancements of expenses made to employees, directors, consultants and advisors and prepayments made to vendors, in each case in the ordinary course of business or in accordance with an existing Contract with such Person;

(xiv) make any distribution or declare, pay or set aside any dividend with respect to the equity interests of the Companies or any of their Subsidiaries, other than cash dividends or distributions from the Companies or any of their Subsidiaries that are paid prior to Closing;

(xv) make any material capital expenditures or commitments therefor, except in the ordinary course of business and consistent with the Companies’ and/or any of their Subsidiaries’ capital expenditure budget as in existence as of the date hereof; or

(xvi) authorize, agree, resolve or consent to any of the foregoing.

(b) Nothing in this Section 5.04 is intended to result in the Seller, the Companies or any of their Subsidiaries ceding control to Buyer of the Companies’ and their Subsidiaries’ basic ordinary course of business and commercial decisions prior to the Closing Date.

5.05 Access to Information. (i) The Seller Parties shall provide Buyer and Buyer’s authorized agents and representatives reasonable access at reasonable times, and upon reasonable notice, to management-level employees of the Seller Parties (solely in connection with the Business), Companies and their Subsidiaries and to all books, records, Contracts and documents of the Companies and their Subsidiaries, and (ii) the Seller Parties shall furnish (and shall cause the Companies and their Subsidiaries to furnish) Buyer such reasonable information concerning the businesses, properties, financial performance, assets and personnel of the Companies and their Subsidiaries and the Business as Buyer or its representatives shall reasonably request; provided, that (a) all such access shall be coordinated in advance through Rubén José King-Shaw Jr. and Nathalie Hibble or their designees, (b) such access does not unreasonably interfere with the operation of the Companies’ and their Subsidiaries’

business and shall be subject to the Seller’s, the Companies’ and their Subsidiaries’ reasonable security measures and insurance requirements, (c) in connection with the Transactions, Buyer and its authorized agents and representatives shall not contact or otherwise communicate with the employees, customers, suppliers, providers, payors, brokers, producers, consultants, or other third party service providers of the Companies or any of their Subsidiaries unless, in each instance, approved in writing in advance by the Seller and (d) nothing herein shall require the Seller, the Companies or any of their Subsidiaries to (x) violate any agreement binding on the Seller, the Companies or any of their Subsidiaries or applicable requirement of Law or (y) furnish to Buyer or any of Buyer’s authorized agents or representatives or provide Buyer or any of Buyer’s authorized agents or representatives with access to information that is competitively sensitive, is subject to attorney-client privilege or is the subject of any applicable information privacy, security or other Laws (provided, however, that the Seller and the Companies shall reasonably cooperate with Buyer to attempt to find a way to allow disclosure of any such information and/or documents to the extent doing so would not (in the judgment of the Seller after consultation with outside counsel) reasonably be likely to (A) result in the loss of such attorney-client privilege or (B) violate any such Law or applicable order of a Governmental Authority, in each case, as applicable).

5.06 Exclusivity. During the period from the date of this Agreement through the Closing or the earlier termination of this Agreement pursuant to Section 12.01, the Seller Parties shall not (and shall cause the Companies and their Subsidiaries not to and shall not authorize or permit each of their Affiliates or any of their Affiliates’ respective representatives to), directly or indirectly, initiate, encourage (including by means of furnishing or disclosing information), solicit, discuss or negotiate, or continue to encourage (including by means of furnishing or disclosing information), solicit, discuss or negotiate with, directly or indirectly, any Person (other than Buyer, its Affiliates and their respective representatives) concerning any Acquisition Proposal. The Seller shall, and shall cause the Companies, the Companies’ Subsidiaries and their respective Affiliates and representatives to, immediately terminate any existing discussions, negotiation, and contacts with third parties (other than Buyer, its Affiliates, and their respective representatives) regarding any Acquisition Proposal, other than to inform, or cause its representatives to inform, such third parties from which it has already received proposals that it is not in a position to discuss, pursue or take any other action in furtherance of such Acquisition Proposals from the date of this Agreement until the Closing or the earlier termination of this Agreement pursuant to Section 12.01. If the Seller or the Companies or any of their respective Affiliates or representatives receives an inquiry or proposal from a third party regarding an Acquisition Proposal, the Seller shall, and shall cause the Companies and its and their representatives to, promptly (a) notify Buyer that such inquiry or proposal has been received and (b) inform such third party that it is not in a position to discuss, pursue or take any other action in furtherance of such inquiry or proposal from the date of this Agreement until the Closing or the earlier termination of this Agreement pursuant to Section 12.01.

5.07 Confidentiality Agreement. The Parties acknowledge and agree that the Parties and each of their respective Affiliates, employees and advisors are and remain bound to that certain Mutual Non-Disclosure and Confidentiality Agreement executed on October 4, 2021 by Buyer and Steward Health Care System LLC (or on their behalf) (the “Confidentiality Agreement”).

5.08 Buyer Proxy Statement and Buyer Stockholders’ Meeting.

(a) As promptly as reasonably practicable after the date of this Agreement, Buyer will prepare and file with the SEC a proxy statement containing the information specified in Schedule 14A of the Exchange Act with respect to the Buyer Stockholder Proposals (the “Buyer Proxy Statement”) in preliminary form. Buyer shall as promptly as reasonably practicable notify the Seller of the receipt of any oral or written comments from the Commission relating to the Buyer Proxy Statement and any request by the Commission for any amendment to the Buyer Proxy Statement or for additional information. Buyer shall use commercially reasonable efforts to cooperate and provide the Seller with a reasonable opportunity to review and comment on the Buyer Proxy Statement (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the Commission and give due consideration to all comments reasonably proposed by the Seller in respect of such documents and responses prior to filing such with or sending such to the Commission, and the Parties will provide each other with copies of all such filings made and correspondence with the Commission. Buyer will use its commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Buyer Proxy Statement. Buyer will cause the Buyer Proxy Statement to be transmitted to the Buyer Stockholders as promptly as reasonably practicable.

(b) The Seller acknowledges that a substantial portion of the Buyer Proxy Statement shall include disclosure regarding the Companies and their Subsidiaries. Accordingly, the Seller will, as promptly as reasonably practicable after the date of this Agreement, use its commercially reasonable efforts to provide Buyer with all information concerning the operations and business of the Companies, their Subsidiaries and their respective management and operations and financial condition, in each case, required or reasonably requested by Buyer to be included in the Buyer Proxy Statement, including (i) the required financial statements of the Companies prepared in accordance with Regulation S-X and a related consent from the Companies’ independent public accountants, (ii) required selected financial data of the Companies required by Item 301 of Regulation S-K, and (iii) required management’s discussion and analysis for the periods required under applicable Commission rules. Without limiting the generality of the foregoing, the Seller will use its commercially reasonable efforts to cooperate with Buyer in connection with the preparation for inclusion in the Buyer Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X.

(c) Buyer will take, in accordance with applicable Law, Nasdaq rules and the Governing Documents of Buyer, all action necessary to call, hold and convene a special meeting of Buyer’s stockholders (including any permitted adjournment) (the “Buyer Stockholders’ Meeting”) to consider and vote upon the Buyer Stockholder Proposal as promptly as practicable after the filing of the Buyer Proxy Statement in definitive form with the Commission. Once the Buyer Stockholders’ Meeting to consider and vote upon the Buyer Stockholder Proposals has been called and noticed, except as required by Law, Buyer will not postpone or adjourn the Buyer Stockholders’ Meeting without the consent of the Seller, other than (i) for the absence of a quorum, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that Buyer has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated to and reviewed by the Buyer Stockholders prior to the Buyer Stockholders’ Meeting, or (iii) an adjournment or postponement to solicit additional proxies from the Buyer Stockholders to the extent Buyer has determined in good faith that such adjournment or postponement is reasonably necessary to obtain the approval of the Buyer Stockholder Proposals; provided that, in the case of an postponement or adjournment in accordance with clause (i), (ii) or (iii), above, such postponement or adjournment (A) may be no more than the later of (x) ten (10) Business Days from the original date of the Buyer Stockholders’ Meeting or (y) four (4) Business Days prior to the End Date and (B) shall not require the consent of the Seller or the Companies. Buyer will use its commercially reasonable efforts to solicit approval of the Buyer Stockholders Proposals by the Buyer Stockholders, including by exercising its rights in accordance with the Support Agreement, subject to the terms and conditions set forth therein and herein (including initiating any action or Proceeding for specific performance or injunctive relief under the Support Agreement). Buyer Board will recommend that the Buyer Stockholders approve the Buyer Stockholder Proposals.

(d) If, at any time prior to the Closing Date, any event, circumstance or information relating to Buyer, the Companies or their Subsidiaries or any of their respective Affiliates, officers or directors or other representatives should be discovered by Buyer or the Seller, as applicable, that in the reasonable judgment of Buyer or the Seller, as applicable, should be set forth in an amendment or supplement to the Buyer Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party which discovers such information will promptly notify the other Parties, and an appropriate amendment or supplement describing such information shall be filed as promptly as reasonably practicable with the Commission by Buyer and disseminated to the holders of the Class A Common Stock.

5.09 Listing. Prior to Closing, Buyer shall (a) obtain the necessary approvals from Nasdaq for the listing of the Seller Class A Shares and (b) use its reasonable best efforts to remain listed as a public company on, and for the Class A Common Stock to remain listed on and tradable over, Nasdaq.

5.10 Matters. Prior to the Closing, the Buyer Board, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the Commission so that the issuance of Class A Common Stock by Buyer, in each case, pursuant to this Agreement to any officer, director or stockholder (by reason of “director by deputization”) of the Companies or the Seller who is expected to become a “covered person” of Buyer for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder, shall be an exempt transaction for purposes of Rule 16b-3 promulgated under the Exchange Act.

5.11 Conduct of Business of Buyer.

(a) Except (i) as set forth on Schedule 5.11, (ii) as otherwise provided for by this Agreement, (iii) as required by Law or any Contract applicable to Buyer or any of its Subsidiaries, or (iv) as consented to in writing by the Seller (which consent will not be unreasonably withheld, delayed or conditioned), (A) Buyer shall, and shall cause its Subsidiaries to, (x) conduct the business of Buyer and its Subsidiaries in compliance in all material respects with all applicable Laws, (y) conduct the business of Buyer and its Subsidiaries in the ordinary course of business, and (z) use commercially reasonable efforts to preserve intact their business organization, and (B) without limiting the foregoing, Buyer shall not:

(i) modify or amend its Governing Documents;

(ii) sell, transfer (other than a Subsidiary), or otherwise subject to any Lien (other than Permitted Liens) any material portion of the assets or property (tangible or intangible) of Buyer and its Subsidiaries taken as a whole, outside the ordinary course of business;

(iii) adopt a plan or agreement of complete or partial liquidation or dissolution; or

(iv) authorize, agree, resolve or consent to any of the foregoing.

(b) Nothing in this Section 5.11 is intended to result in Buyer or any of its Subsidiaries ceding control to the Seller of Buyer’s and its Subsidiaries’ basic ordinary course of business and commercial decisions prior to the Closing Date.

5.12 Cooperation with Debt Refinancing.

(a) The Seller and the Companies shall, and shall cause the Companies’ Subsidiaries and their respective officers, managers, directors and employees to, use commercially reasonable efforts to provide customary cooperation with the arrangement of the Medicare AR Financing as may be reasonably requested by Buyer and that is necessary, proper or advisable in connection with the arrangement of such Medicare AR Financing to the extent such cooperation does not unreasonably interfere with the business of the Seller, the Companies or the Companies’ Subsidiaries, including using commercially reasonable efforts to: (i) furnish to Buyer such historical financial and other pertinent information, with respect to the Companies and their Subsidiaries, which has been prepared in the ordinary course of business as may be reasonably requested by Buyer and that is customarily needed for financings of the type contemplated for the Medicare AR Financing, (ii) provide Buyer at least three (3) Business Days prior to the Closing all documentation and other information with respect to the Companies and their Subsidiaries as shall have been reasonably requested in writing by Buyer and any debt financing lenders, including any Medicare AR Financing lenders, at least ten (10) Business Days prior to the Closing Date that is required in connection with any debt refinancing by U.S. regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations and (iii) reasonably facilitate the pledging of collateral substantially concurrently with the Closing. Notwithstanding anything in this Section 5.12 to the contrary, none of the Seller Parties, the Companies or any of their respective Subsidiaries shall be required to (A) other than as set forth in Section 1.11(c) and (d), pay any fees, including any commitment fee or other similar fee, or reimburse any expenses, (B) incur any liability (or cause their respective officers, managers, directors and employees to incur any liability) or obligation, (C) approve or enter into any agreement or binding commitment, (D) provide or deliver (or cause any of their respective officers, managers, directors and employees to provide or deliver) any agreement, certificate or opinion with respect to or in connection with the Medicare AR Financing, (E) prepare any offering memo, bank book or other similar document, (F) take any action that would be reasonably be expected to (x) conflict with or violate the Seller Parties’, the Companies’ or any of their respective Subsidiaries’ organizational documents, material agreements or any applicable requirements of Law, (y) cause any representation or warranty in this Agreement to be breached by the Seller Parties, the Companies or any of their respective Subsidiaries or (z) result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or a default under, this Agreement by the Seller Parties, the Companies or their respective Subsidiaries, any agreement binding on the Seller Parties, the Companies or their respective Subsidiaries or any applicable requirements of Law binding on the Seller Parties, the Companies or their respective Subsidiaries, (G) take any action that could reasonably be expected to cause any condition to Closing set forth in this Agreement to fail to be satisfied or otherwise cause any breach of this Agreement that would provide Buyer or any of its Affiliates the right to terminate this Agreement or seek indemnity under the terms hereof, (H) take any action that could reasonably be expected to result in any employee, officer or director of such Person incurring any personal liability with respect to any matters related to the Medicare AR Financing, (I) be required to incur or reimburse any actual or potential liability in connection with the Medicare AR Financing, any of the assistance required by this Section 5.12 or any other expenses or provide any indemnities (unless subject to reimbursement by Buyer pursuant to the terms of this Agreement), (J) provide access to or disclose information in contravention of Section 5.05; (K) pass resolutions or consents to authorize or permit the Medicare AR Financing or (L) give any indemnity with respect to or in connection with the Medicare AR Financing; provided that, on or after the Closing (and subject to the occurrence thereof), the Companies may pay the fees, incur the liabilities or obligations, provide or deliver agreements or certificates (but not opinions of any counsel to the Seller Parties, the Companies or their Subsidiaries), pass resolutions or consents, or give indemnities, in each case as referenced in the foregoing clauses (A), (B), (C), (K) and (L).

(b) Buyer shall, promptly upon request by the Seller, reimburse the Seller Parties and their respective Subsidiaries for all reasonable out-of-pocket costs and expenses incurred by the Seller Parties and their respective Affiliates and their respective officers, managers, directors and employees in connection with such party’s cooperation pursuant to this Section 5.12. Buyer shall indemnify and hold harmless the Seller Parties, their respective Subsidiaries and their respective officers, managers, directors and employees from and against any liabilities, losses, damages, claims, demands, fines, interest, awards, penalties, judgments and out-of-pocket expenses (including lost profits and losses from any consequential, indirect, special or punitive damages (as opposed to direct or actual damages) but nonetheless including any reasonable legal fees) suffered or incurred by them in connection with compliance by such Persons with the obligations under this Agreement, except to the extent such liabilities or losses arise solely as a result of the gross negligence, fraud or willful misconduct of the Seller Parties or the Companies.

5.13 Interim Review. The Seller Parties shall cause the Companies and their Subsidiaries to have their financial statements for the most recently completed 2022 quarterly period prior to the Closing reviewed by Crowe Horvath LLP or another public accounting firm registered with the PCAOB reasonably acceptable to Buyer and delivered to Buyer (the “Interim Review”); provided that, if the end of the most recently completed quarterly period is within 30 days of the Closing Date, then the Interim Review will be the prior most recently completed quarterly period. By way of example and for illustrations purposes only, if (a) the Closing Date is July 15, 2022, then the Interim Review will be for the quarterly period ending March 31, 2022, or (b) if the Closing Date is August 15, 2022, then the Interim Review will be the quarterly period ending June 30, 2022.

5.14 Affiliated Provider Participation Agreements.

(a) Prior to the second anniversary of the Closing, Buyer and its Affiliates shall not (i) enter into participating provider agreements with Affiliated Providers (either directly or indirectly through the physician group practice employing or engaging such Affiliated Provider, or any other intermediary entity), except with respect to Surviving Companies for participation in the CMS Models, or (ii) employ or otherwise engage Affiliated Providers to provide professional medical services, or purchase or otherwise acquire the assets or equity of any physician group practice that employs or otherwise engages Affiliated Providers.

(b) Commencing on the second anniversary of the Closing, (i) Seller Parties acknowledge and agree that they and their Affiliates, including without limitation, SHCN and TACO, shall use reasonable best efforts to assist Buyer and its Affiliates in causing the Affiliated Providers (either directly or indirectly through the physician group practice employing or engaging such Affiliated Provider) to enter into participating provider agreements directly with Buyer or its Affiliates, as applicable, solely with respect to the Business and not with respect to any other business line (including, but not limited to, commercial contracting of any kind and any Medicaid related business), provided that, Buyer or its Affiliate, as applicable, provides Seller Parties with reasonable notice prior to contracting with any such Affiliated Provider and provide the Seller Parties with the opportunity to collaborate with Buyer in connection with any such direct contracting efforts, and (ii) Buyer and its Affiliates may employ or otherwise engage Affiliated Providers to provide professional medical services, or purchase or otherwise acquire the assets or equity of any physician group practice that employs or other engages Affiliated Providers.

5.15 Medicare Advantage Plan Contracting. Seller Parties and their Affiliates shall use reasonable best efforts to assist Buyer and its Affiliates to enter into, assign, or otherwise transfer the Medicare Advantage Plans to be applicable to all beneficiaries within the Seller Parties’ networks, including, for the avoidance of doubt, those contracts listed on Schedule 6.08.

5.16 Amendments to Participation Agreements. Within 15 Business Days of the date hereof, Seller Parties shall cause SHCN and TACO to amend their participating provider agreements with all Affiliated Providers or the respective physician group practice employing or engaging such Affiliated Provider, as applicable, in accordance with the Participating Provider Agreement Amendment and provide notice to each Affiliated Provider or the respective physician group practice employing or engaging such Affiliated Provider, as applicable, of such amendment.

5.17 Transition Services; Care Coordination. Subject to compliance with applicable Laws, the Seller Parties and their Subsidiaries shall provide Buyer, its Subsidiaries and their agents (a) commencing no later than ten (10) Business Days after the date hereof, with reports or data extracts as requested by Buyer based on the technology platforms listed on Schedule 5.17 along with reasonable source financial data and reasonable backup data reflecting the incremental cost of providing the services listed on Schedule 5.17, and (b) as soon as practicable thereafter, but in no event later than 90 days after the date hereof, with viewing access to the systems, software and other technology platforms listed on Schedule 5.17. The Seller Parties and their Affiliates shall cooperate with Buyer in amending the Bylaws of Sparta Texas ACO, Inc. (“STACO”) and any other documentation necessary reasonably requested by the Buyer and causing the board of directors of STACO to execute any documentation in connection with same. Prior to the Closing, SHCS and Buyer will negotiate in good faith a care coordination and preferred provider agreement on commercially reasonable terms that, if mutually agreed, would be executed between SHCS and the Buyer.

ARTICLE VI

POST-CLOSING COVENANTS

The Parties agree as follows with respect to the period from and after the Closing:

6.01 Further Assurances. Upon the reasonable request of the other Party and at such Party’s expense, each of Buyer and the Seller shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such further documents and instruments and shall take, or cause to be taken, all such further actions as the requesting Party may reasonably deem necessary or desirable to evidence and effectuate the Transactions.

6.02 Director and Officer Liability and Indemnification. For a period of six (6) years after the Closing, Buyer shall not, and shall not permit the Companies or any of their Subsidiaries to, amend, repeal or modify any provision in the Companies’ or any of their Subsidiaries’ Governing Documents relating to the exculpation or indemnification of any officers, directors or managers (unless required by Law), it being the intent of the Parties that the officers, directors and managers of the Companies and their Subsidiaries shall continue to be entitled to such exculpation and indemnification to the full extent of the Law. For six (6) years from and after the Closing Date, on or prior to the anniversary date of Parent or its successors directors’ and officers’ insurance policies (in respect of the Business), Parent or one of its Subsidiaries will provide Buyer with proof that such coverage has been renewed or replaced with substantially similar coverage (including potentially “tail” coverage for the balance of six (6) years), or notice that any applicable policy has been cancelled or not so replaced. In the event an applicable policy has been cancelled, the Seller Parties shall choose one or more “tail” insurance policies effective as of the date of cancellation, which shall be obtained and fully paid for by the Seller Parties (provided that in no event, and notwithstanding anything to the contrary herein, shall the Seller Parties be required to pay an annual premium for such “tail” insurance policies in excess of 300% of the annual premium for such policy as of the date hereof), with claims periods covering at least six (6) years from and after the Closing Date (collectively, “D&O Insurance”), for the persons who are covered by the Seller Parties’ (solely in respect of the Business) existing D&O Insurance, with terms, conditions, retentions and levels of coverage (including as coverage relates to deductibles and exclusions) at least as favorable as the Seller Parties’ (solely in respect of the Business) existing D&O Insurance with respect to matters arising out of or relating to acts or omissions (solely in respect of the Business) occurring or existing (or alleged to have occurred or existed) at or prior to the Closing Date (including in connection with this Agreement and the Transaction), and Buyer shall cause the Companies and their Subsidiaries to maintain such D&O Insurance in full force and effect for its full term.

6.03 Access to Books and Records. Buyer shall, and shall cause the Surviving Companies and their Subsidiaries to, provide the Seller and its respective authorized representatives with reasonable access (for the purpose of examining and copying), during normal business hours, and upon reasonable notice, to the books and records of the Companies and their Subsidiaries with respect to periods prior to the Closing Date. Unless otherwise consented to in writing by the Seller, Buyer shall not permit the Surviving Companies or any of their Subsidiaries, for a period of seven (7) years following the Closing Date (or for such longer period that may be required under applicable Law), to destroy, alter or otherwise dispose of any books and records of the Companies or any of their Subsidiaries, or any portions thereof, relating to periods prior to the Closing Date without first giving reasonable prior written notice to the Seller and offering to surrender to the Seller such books and records or such portions thereof.

6.04 Transfer Taxes. Any and all real property transfer or gain tax, stamp tax, equity transfer tax, or other similar Tax (including any interest and penalties) imposed on the Companies, any of their Subsidiaries, or the Seller as a result of the Transactions (excluding, for the avoidance of doubt, the Reorganization) (collectively, “Transfer Taxes”) shall be borne fifty percent (50%) by Buyer and fifty percent (50%) by the Seller. Buyer shall be responsible for filing any Tax Returns with respect to any such Transfer Taxes, and Seller agrees to cooperate with Buyer in the filing of any such Tax Returns, including promptly supplying any information in its possession that is reasonably necessary to complete such returns and the payment of such amounts due under this Section 6.04.

6.05 Use of Names. Buyer shall not use, and shall cause its Subsidiaries not to use, the names “Steward Health Care System,” “Steward Health Care,” “Steward Health”, “Steward Medical”, “Health Choice” or “Steward” in any respect without the prior written consent of Seller Parties.

6.06 Call Option.

(a) If, at any time during the period beginning on the date that both (y) Buyer issues to the Seller the Earnout Class A Shares pursuant to Section 1.13(a) and (z) the enterprise value of Buyer (with respect to Buyer’s equity, valuing such equity based on the closing price of such equity on Nasdaq, or any other national securities exchange on which Buyer’s equity may then primarily be publicly traded) is equal to or greater than $5,000,000,000.00, and ending on the 10 year anniversary of the Closing Date (the “Call Option Period”), Buyer elects, in its sole and absolute discretion, to purchase all of the outstanding equity interests (the “SMG Equity”)

of SMG, in one transaction, whether by a purchase of equity or a merger or consolidation involving Buyer or one of its Subsidiaries, in either case on a cash-free, debt-free basis and for a purchase price equal to the trailing twelve-month GAAP revenue of SMG (measured as of the date of the Seller’s receipt of a Call Notice validly exercised and delivered by Buyer pursuant to this Section 6.06), then (i) the Seller Parties shall, or shall cause any of their applicable Affiliates to, sell all of the SMG Equity to Buyer and consent to such sale to Buyer, and (ii) Buyer shall, or shall cause any of its applicable Affiliates to, purchase all of the SMG Equity from the Seller Parties or their applicable Affiliates, in each case subject to the terms of this Section 6.06.

(b) If Buyer elects to exercise its option pursuant to Section 6.06(a), then Buyer shall provide a written notice (the “Call Notice”) of such exercise to the Seller. The Call Notice shall contain written notice of the exercise of the rights of Buyer pursuant to Section 6.06(a) and shall include a complete due diligence request list of all confirmatory diligence needed by Buyer to consummate the purchase of the SMG Equity. Buyer and the Seller shall, and shall cause any of their respective, applicable Affiliates to, use reasonable good faith efforts to (i) finalize such confirmatory diligence as promptly as practicable, but in any event within 90 days of the date of the Call Notice and (ii) negotiate and sign a mutually-acceptable definitive purchase agreement with customary terms and conditions, including customary representations, warranties, covenants (restrictive and otherwise) and indemnities, for the SMG Equity and other definitive agreements reasonably necessary, which may include, but are limited to, clinical or administrative services agreements with SHCS hospitals, within 180 days of the date of the Call Notice.

(c) In the event that a mutually-acceptable definitive purchase agreement is not signed by Buyer and the Seller (or their respective applicable Affiliates) within 120 days of the date of the Call Notice (as may be extended pursuant to the terms hereof), Buyer shall have the right to issue one additional Call Notice during the Call Option Period. Buyer’s rights and the Seller Parties’ obligations pursuant to this Section 6.06 shall terminate automatically if the transactions contemplated by a mutually-acceptable definitive purchase agreement are not consummated within 180 days of the date of the third Call Notice.

(d) The Seller Parties have caused the members of SMG to enter into an equity transfer restriction agreement in the form attached hereto as Exhibit G (the “Equity Transfer Restriction Agreement”) restricting the members of SMG from transferring the SMG Equity during the Call Option Period, which Equity Transfer Restriction agreement shall be effective as of the Closing.

6.07 Medicare Shared Savings Program Notices. Buyer shall, and shall cause its Subsidiaries to, file change of ownership and change of name notices to CMS in connection with participation in the Medicare Shared Savings Program (the “MSSP Notices”), which MSSP Notices must be filed not later than thirty (30) days following the Closing Date. Buyer shall prepare all MSSP Notices in accordance and compliance with applicable Laws and other requirements of Governmental Authorities.

6.08 Seller Restrictive Covenants.

(a) During the period commencing on the Closing Date and continuing for all times that Ralph de la Torre beneficially owns (within the meaning of the Exchange Act) 5% or more of the Class A Common Stock and for a period of two years thereafter (the “Restriction Period”), each Seller Party shall not, and shall cause its Affiliates (each Seller Party and its Affiliates, a “Seller Restricted Party”) not to, without the consent of Buyer (which consent may be withheld, delayed or conditioned in Buyer’s sole discretion), directly or indirectly, on its or their behalf or on behalf of any other Person engage or participate in any business that is directly competitive to the Competitive Business within the United States (whether in its or their own capacity or as owner, stockholder, member, lender, partner, manager, co-venturer, director, officer, employee, agent or consultant), except that the Seller Restricted Parties may collectively, directly or indirectly, own less than five percent (5%) of the outstanding securities of any class of any publicly traded securities of any Person so long as no such Seller Restricted Party is involved, directly or indirectly, in the management of such Person. For the avoidance of doubt and notwithstanding anything to the contrary herein, nothing in this Section 6.08 shall apply to or restrict any actions or provision of any services by any Seller Party or any of its Affiliates expressly contemplated by this Agreement or any Ancillary Document (including the ownership of Buyer’s equity), and no such actions or services shall be deemed to be “competitive” for purposes of this Section 6.08. Notwithstanding the foregoing, (i) each Seller Party, and any of their Affiliates, excluding SMG, that primarily provides health care or medical services directly in a hospital setting shall be permitted to contract with any third-party payor, including, but not limited to, any Medicare Advantage Plan primarily with respect to institutional services (except to the extent that any such contracting would prevent the Seller Party or any of its Affiliates from participating in the Business), (ii) each Seller Restricted Party shall be permitted to contract, directly or indirectly, to participate in any CMS Comprehensive Joint Replacement Model, “Bundled Payments for Care Improvements Advanced Model,” Community Health Access and Rural Transformation Model, any similar episode of care programs, initiatives or models, or any model, program, or initiative where institutional providers are the only eligible applicants or contemplated to play a primary role; provided that such initiatives or models are not the CMS Models or any other Medicare program, initiative or model involving arranging, managing, or providing care coordination related to primarily non-institutional health care services for a Medicare population (except to the extent that the Seller Party or any of its Affiliates would be prohibited from participating in the Business as result of such participation), (iii) subject to the covenants in Sections 5.15 and 6.14, SMG shall be permitted to continue to participate in or renew the Contracts with Medicare Advantage Plans, or with intermediary entities for participation in Medicare Advantage Plans, and their respective successors set forth on Schedule 6.08(a) solely to the extent that Buyer or its Affiliates is not then contracting with any such plan, and to contract with any Medicare Advantage Plan on a fee-for-service basis solely to the extent that Buyer or any of its Affiliates are not then contracting with any such plan, (iv) the Seller Parties and any of their Affiliates shall be permitted to continue to participate in the Business in the State of Utah until later of (A) January 1, 2023 or (B) the closing of the sale of Parent’s and its Subsidiaries’ Utah assets and (v) the prohibitions of this Section 6.08(a) shall not apply to any acquisition, whether through acquisition of assets, securities or otherwise, or a tender offer, equity exchange, business combination, merger, consolidation or other similar transaction, by any Seller Party or any of its Affiliates of all or any part of a business or Person that is engaged in a business competitive to the Competitive Business where the EBITDA from the Competitive Business represents no more than 50% of the aggregated consolidated EBITDA of the acquired business or Person, as applicable, for such business’s or Person’s most recently completed fiscal year; provided, that any Seller Party shall grant Buyer a right of first offer to purchase, within 30 days of notice of such transaction, the portion of the business or Person that is directly competitive to the Competitive Business for fair market value as determined by a nationally recognized third party valuation firm upon both the initial acquisition of such business of such Person by any Seller Party or any of its Affiliates and upon any subsequent disposition by any Seller Party or any of its Affiliates to a Person that is not an Affiliate of a Seller Party.

(b) During the Restriction Period, each Seller Party shall not (and shall cause its Affiliates not to), without the consent of Buyer (which consent may be withheld, delayed or conditioned in Buyer’s sole discretion), directly or indirectly, on their behalf or on behalf of any other Person, solicit the business of any vendor of the Surviving Companies or any of their Subsidiaries, in each case solely with respect to the Competitive Business, or induce or attempt to induce any vendor of the Surviving Companies or any of their Subsidiaries to withdraw, decrease or cancel its business with the Companies or any of their Subsidiaries, in each case solely with respect to the Competitive Business.

(c) During the Restriction Period, each Seller Party shall not (and shall cause its Affiliates not to), without the consent of Buyer (which consent may be withheld, delayed or conditioned in Buyer’s sole discretion), directly or indirectly, on its own behalf or on behalf of any other Person, solicit, induce or recruit any employee or consultant of any Company or any of its Subsidiaries to leave such employment or retention or to accept employment with or render services to or with any other Person, other than general solicitation not specifically targeting employees or consultants of any Company or any of its Subsidiaries.

(d) Buyer and each Seller Party acknowledge that (i) Buyer and each Seller Party, Company and its Subsidiaries engage in a competitive business, and (ii) each Seller Party has had access to confidential information that is valuable and material to the Business. Accordingly, as a condition to Buyer’s willingness to enter into this Agreement and each of the Ancillary Documents, Buyer has required that the covenants and agreements contained in this Section 6.08 be included in this Agreement, and each Seller Party has agreed to such covenants and agreements. Buyer each and Seller Party acknowledges and agrees that it is fair, reasonable and necessary, for the protection of the value of the Business and the operations and goodwill of the Business, that Buyer and each Seller Party make the agreements and covenants contained in this Agreement.

(e) In the event of any breach by any of the Seller Parties or their Affiliates of any of the restrictive covenants contained in this Section 6.08, the running of the period of the applicable restriction shall be automatically tolled and suspended for the duration of such breach, and shall automatically recommence when such breach is remedied in order that Buyer shall receive the full benefit of the Seller Parties’ compliance with each of the covenants contained in this Section 6.08.

(f) Notwithstanding anything to the contrary in this Agreement, at the time that any Seller Party or any of its Affiliates ceases to be an Affiliate of Ralph de la Torre (“RDLT”) for any reason (each, a “Former Affiliate”), then this Section 6.08 shall immediately no longer apply to such Former Affiliate, provided that the covenants set forth in Sections 5.14, 6.11 and 6.14 shall continue to apply in full force and effect to any successor of SHCS.

6.09 Buyer Restrictive Covenants.

(a) During the Restriction Period, Buyer shall not, and shall cause its Affiliates not to, without the consent of RDLT (which consent may be withheld, delayed or conditioned in RDLT’s sole discretion), directly or indirectly, on its behalf or on behalf of any other Person (i) have any contractual arrangements with the Affiliated Providers, either directly or indirectly through the physician group practice that employs or engages the Provider, for the specific product lines that SHCN or TACO provided to the Affiliated Providers prior to Closing, except for those related to the Business and except as provided in Section 6.11, or (ii) engage or participate in (whether in its own capacity or as an owner, stockholder, member, lender, partner, manager, or co-venturer) any business that is directly competitive to the business of owning, operating, administering, or managing a hospital within a 20 mile radius of any Metropolitan Statistical Area in which Parent or any of its Subsidiaries is engaged in the business of owning, operating, administering, or managing a hospital, provided that the prohibitions of Sections 6.09(a),(b) and (c) shall not apply to: (A) Buyer or its Affiliates, directly or indirectly, holding up to five percent (5%) of the outstanding securities of any class of any publicly traded securities of any Person so long as neither Buyer nor its Affiliates are directly involved in the management of such Person or (B) any successor of Buyer in connection with a Change in Control.

(b) During the Restriction Period, Buyer shall not (and shall cause its Affiliates not to), without the consent of RDLT (which consent may be withheld, delayed or conditioned in Parent’s sole discretion), directly or indirectly, on their behalf or on behalf of any other Person, solicit the business of any vendor of any Seller Party or any of its Subsidiaries, in each case solely with respect to the Parent Business, or induce or attempt to induce any vendor of any Seller Party or any of its Subsidiaries to withdraw, decrease or cancel its business with any Seller Party or any of its Subsidiaries, in each case solely with respect to the Parent Business.

(c) During the Restriction Period, Buyer shall not (and shall cause its Affiliates not to), without the consent of RDLT (which consent may be withheld, delayed or conditioned in Parent’s sole discretion), directly or indirectly, on its own behalf or on behalf of any other Person, solicit, induce or recruit any employee or consultant of any Seller Party or any of its Subsidiaries to leave such employment or retention or to accept employment with or render services to or with any other Person, other than any general solicitation not specifically targeting employees or consultants of any Seller Party or any of its Subsidiaries.

(d) Buyer and each Seller Party acknowledge that (i) Buyer, each Seller Party, each Company and its and their respective Subsidiaries engage in a competitive business, and (ii) Buyer has had access to confidential information that is valuable and material to the Parent Business. Accordingly, as a condition to the Seller Parties’ willingness to enter into this Agreement and each of the Ancillary Documents, the Seller Parties have required that the covenants and agreements contained in this Section 6.09 be included in this Agreement, and Buyer has agreed to such covenants and agreements. Buyer and each Seller Party acknowledges and agrees that it is fair, reasonable and necessary, for the protection of the value of the Parent Business and the operations and goodwill of the Parent Business, that Buyer and each Seller Party make the agreements and covenants contained in this Agreement.

(e) In the event of any breach by Buyer or any of its Affiliates of any of the restrictive covenants contained in this Section 6.09, the running of the period of the applicable restriction shall be automatically tolled and suspended for the duration of such breach, and shall automatically recommence when such breach is remedied in order that the Seller Parties shall receive the full benefit of Buyer’s compliance with each of the covenants contained in this Section 6.09.

(f) Notwithstanding anything to the contrary in this Agreement, at the time that any Seller Party or any of its Affiliates becomes a Former Affiliate, then Section 5.14, this Section 6.09 and Section 6.11 shall immediately no longer bind the Buyer and its Affiliates with respect to such party.

6.10 SMG Providers. The Seller Parties acknowledge and agree that Buyer or its Affiliates may directly employ SMG Providers upon the mutual agreement of SHCS and Buyer and that, where Buyer and SHCS reach such mutual agreement with respect to a SMG Provider, the Seller Parties and their Affiliates shall cause SMG to cooperate with such employment and waive any restrictions prohibiting such direct employment. The Parties further acknowledge and agree that it is the intent of the Parties to cause Providers, including SMG Providers, who are participating substantially in value-based care related to the Business to transfer to the employ of Buyer or its Affiliates and in connection with such employment the Buyer and its Affiliates shall reasonably cooperate with the Seller Parties in planning the transition of such employment to provide for an orderly transition that does not materially interfere with the remaining business of the Seller Parties (including, but not limited to, the business of SHCN).

6.11 Affiliated Provider Participation Agreements.

(a) Prior to the second anniversary of the Closing, Buyer and its Affiliates shall not (i) enter into participating provider agreements with Affiliated Providers (either directly or indirectly through the physician group practice employing or engaging such Affiliated Provider, or any other intermediary entity), except with respect to Surviving Companies for participation in the CMS Models, or (ii) employ or otherwise engage Affiliated Providers to provide professional medical services, or purchase or otherwise acquire the assets or equity of any physician group practice that employs or other engages Affiliated Providers.

(b) Commencing on the second anniversary of the Closing, (i) Seller Parties acknowledge and agree that they and their Affiliates, including without limitation, SHCN and TACO, shall use reasonable best efforts to assist Buyer and its Affiliates to cause the Affiliated Providers or the physician group practice employing or engaged such Affiliated Providers, as applicable, to enter into participating provider agreements directly with Buyer or its Affiliates, as applicable, solely with respect to the Business and not with respect to any other business line (including, but not limited to, commercial contracting of any kind and any Medicaid related business), provided that, Buyer or its Affiliate, as applicable, provides Seller Parties with reasonable written notice prior to contracting with such Affiliated Providers and the opportunity to collaborate in good faith with Buyer or its Affiliate in connection with any such direct contracting efforts, and (ii) Buyer and its Affiliates may employ or otherwise engage Affiliated Providers to provide professional medical services, or purchase or otherwise acquire the assets or equity of any physician group practice that employs or other engages Affiliated Providers.

6.12 Value Based Contracting. From and after Closing, the Seller Parties shall cooperate with Buyer and its Affiliates to promote value-based medicine and engage in outreach to Providers within the Provider network of the Seller Parties and their Affiliates relating to the promotion of the Business.

6.13 MSSP ACO Participation Waivers. Buyer shall and shall cause the Surviving Companies and their Subsidiaries to, take any action reasonably necessary to ensure that the arrangements set forth in Schedule 6.13 shall continue to satisfy the conditions of the ACO participation waiver under the MSSP regulations (the “MSSP ACO Participation Waiver”). Buyer shall, and shall cause the Surviving Companies and their Subsidiaries to, collaborate with the Seller Parties or their Affiliates to evaluate in good faith any request from the Seller Parties or their Affiliates for Buyer and the Surviving Companies and their Subsidiaries, as applicable, to approve a new arrangement under the MSSP ACO Participation Waiver.

6.14 Medicare Advantage Plans. From and after Closing, Seller Parties and their Affiliates shall use reasonable best efforts to assist Buyer and its Affiliates to enter into Medicare Advantage Plans to be applicable to all beneficiaries within the Seller Parties’ networks.

6.15 Amendments to Participating Provider Agreements. In the event that any Affiliated Provider or the physician group practice employing or engaging such Affiliated Providers, as applicable, terminates its participating provider agreement with SHCN or TACO after receipt of the amendment referenced in Section 5.16, Seller Parties and their Subsidiaries shall not, without Buyer’s prior written consent (which consent may be withheld, delayed or conditioned in Buyer’s sole discretion), enter into a new participating provider agreement for any line of business with such Affiliated Provider or the physician group practice employing or engaging such Affiliated Providers, as applicable, for a period of one year subsequent to any such termination.

6.16 Distributions to Providers. Notwithstanding anything to the contrary in this Agreement, shared savings and other performance-related payments received by the Buyer and the Surviving Companies and their Subsidiaries from third-party payors related to the Business with respect to participation periods through December 31, 2022, including amounts in the Accounts Receivables, shall be distributed to Affiliated Providers or the physician group practice employing or engaging such Affiliated Providers, as applicable, and SMG in a manner substantially consistent with SHCN’s past practices and methodologies and as reasonably agreed upon by the Parties. Seller Parties shall cooperate, and shall cause their employees, officers, directors and agents to cooperate, with Buyer and Surviving Companies and their Subsidiaries in all respects with respect to the administration and payment of such distributions.

6.17 Distributions of Class A Common Stock. Immediately following receipt of shares of Class A Common Stock pursuant to each of Sections 1.09(f) and 1.15 (if any) and 1.13 (to the extent earned), Seller shall distribute such shares of Class A Common Stock in accordance with Schedule 6.17 and shall deliver to Buyer a joinder to the Investor Rights Agreement for each distributee of such shares in the event such distributee is not a party to the Investor Rights Agreement.

ARTICLE VII

TAX COVENANTS

7.01 Pre-Closing Income Taxes. Subject to the further provisions of this Section 7.01, from and after the Closing Date, without regard to any limitation set forth in Section 10.02 or any other provision in this Agreement or any Ancillary Document, the Seller Parties shall at all times be responsible for and pay, and shall jointly and severally indemnify Buyer with respect to, all Indemnified Taxes. No Buyer Indemnitee shall be entitled to indemnification for any Losses attributable to Taxes: (i) resulting from transactions or actions taken by Buyer, the Company or any of their respective Affiliates on the Closing Date after the Closing outside of the ordinary course of business, (ii) imposed with respect to any taxable period (or portion thereof) beginning after the Closing Date, other than to the extent attributable to a breach of any representation or warranty set forth in

Section 3.10 and/or Section 4.15(c), (iii) to the extent attributable to Buyer’s breach of any of the covenants contained in Article VII, or (iv)  to the extent taken into account as a reduction to the Cash Payment in accordance with the definition of such term.

7.02 Straddle Period. In the case of any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”), the amount of any Income Taxes attributable to the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date (and for such purpose, the taxable period of any partnership or other pass-through entity in which the Companies or any of their Subsidiaries holds a beneficial interest shall be deemed to terminate at such time). In the case of any other Taxes of the Companies or their Subsidiaries, the portion attributable to the Pre-Closing Tax Period shall be the amount of such Taxes for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Tax Period and the denominator of which is the number of days in the entire taxable period.

7.03 End of Tax Year. Buyer shall cause the Tax year of the Companies to close as of the end of the Closing Date for U.S. federal income Tax purposes by including the Companies on Buyer’s consolidated Tax Return after the Closing Date.

7.04 Amendments, Elections, Etc. Neither Buyer nor any of its Affiliates shall (a) file any Tax Return or amended Tax Return for the Companies or any of their Subsidiaries with respect to any Pre-Closing Tax Period or Straddle Period, other than pursuant to Section 7.07(b) hereof, (b) voluntary initiate any discussions with a Taxing Authority with respect to Taxes or Tax Returns for any Company, any of its Subsidiaries or for the Seller Affiliated Group with respect to any Pre-Closing Tax Period or Straddle Period, (c) make any Tax election for any Company, any of its Subsidiaries or for the Seller Affiliated Group with respect to any Pre-Closing Tax Period or Straddle Period, in each case, without the consent of the Seller, which consent shall not be unreasonably withheld, conditioned or delayed, it being understood that to the extent any such action required by applicable Law shall be treated as unreasonably to withheld consent.

7.05 Cooperation on Tax Matters. Buyer shall provide to the Seller, and the Seller shall provide to Buyer, such material documents and other relevant information, without charge and in a timely fashion, as each may reasonably request of the other, in connection with the review and filing of Tax Returns for any Pre-Closing Tax Period or Straddle Period pursuant to this Article VII and any audit, litigation or other Proceeding with respect to Taxes imposed on the Companies or any of their Subsidiaries. Such cooperation shall include the retention and, upon the other Party’s request, the provision of records and information that are reasonably relevant to any such audit, litigation or other Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Buyer agrees (a) to retain all books and records with respect to Tax matters pertinent to the Companies or any of their Subsidiaries relating to any Pre-Closing Tax Period and any or any Straddle Period, and to abide by all record retention arrangements entered into with any Taxing Authority with respect thereto, and (b) to give the Seller reasonable written notice and receive the consent of the Seller, which consent shall not be unreasonably withheld, prior to transferring, destroying or discarding any such books and records.

7.06 Income Tax Refunds and Credits. All Overprovisions and refunds of Income Taxes (including amounts credited against Income Taxes otherwise payable and, for the avoidance of doubt, overpayments of estimated Taxes) attributable to the Companies or any of their Subsidiaries for any Pre-Closing Tax Period (including any refunds resulting from the carryforward or carryback of a net operating loss or other Tax attribute from one Pre-Closing Tax Period to another) that are received by Buyer, the Companies or any of their Subsidiaries shall be for the account of the Seller and an amount equal to such Overprovisions, refunds or credits shall be paid to the Seller as to any such refunds attributable to the Companies or any of their Subsidiaries within fifteen (15) days after receipt or entitlement thereto.

7.07 Tax Returns.

(a) The Companies shall prepare and timely file, or shall cause to be prepared and timely filed, all Tax Returns in respect of the Companies and any of its Subsidiaries that are required to be filed (taking into account any extension) on or before the Closing Date, and the Seller Parties shall pay, or cause to be paid, all Taxes due on or before the Closing Date. Such Tax Returns shall be prepared by treating items on such Tax Returns in a manner consistent with the past practices of the Companies with respect to such items, except as required by applicable Law. At least fifteen (15) days prior to filing any such Tax Return, the Companies shall submit a copy of any such Tax Return to Buyer for Buyer’s review and reasonable comment. The Companies shall consider, in good faith, all changes to such Tax Returns reasonably requested by Buyer.

(b) Buyer shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by the Companies after the Closing Date with respect to any Pre-Closing Tax Period or Straddle Period. Any such Tax Return(s) shall be prepared in a manner consistent with past practice (unless otherwise required by applicable Law) and shall be submitted by Buyer to the Seller at least thirty (30) days prior to the due date (including extensions) of such Tax Return(s). If the Seller objects to any item on any such Tax Return(s), then it shall, within fifteen (15) days after delivery of such Tax Return(s), notify Buyer in writing that it so objects, specifying with particularity any such item for which it objects (the “Notice of Objection”). If a Notice of Objection is duly and timely delivered, then Buyer and the Seller shall negotiate in good faith and use their reasonable best efforts to resolve such item(s). If Buyer and the Seller are unable to reach such agreement on or before fifteen (15) days after receipt by Buyer of the Notice of Objection, then the disputed item(s) shall be resolved by the Independent Auditor and any determination by the Independent Auditor shall be final. The Independent Auditor shall resolve any disputed items within 20 days of having the item referred to it pursuant to such procedures as it may require. If the Independent Auditor is unable to resolve any disputed items before the due date for such Tax Return(s), then the Tax Return(s) shall be filed as prepared by Buyer and then amended to reflect the Independent Auditor’s resolution. The costs, fees and expenses of the Independent Auditor shall be borne equally by Buyer and the Seller.

7.08 Tax Contests. Buyer and the Companies agree to give written notice to the Seller of the receipt of any notice by Buyer, any Company or any of its or their respective Affiliates which involves the assertion of any Tax matter that (a) would reasonably be expected to result in an indemnification claim by Buyer Indemnities against the Seller pursuant to this Agreement or (b) would result in any one or more of the Mergers failing to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code (each being a “Tax Contest”), in each case, within ten (10) Business Days of receipt of such notice; provided, that the failure to give such notice shall not affect the indemnification provided hereunder except to the extent the indemnifying party has been materially prejudiced as a result of such failure. Notwithstanding anything herein to the contrary, including Article X, the Seller shall have the right, but not the obligation, to control such Tax Contest, unless such Tax Contest is with respect to a Straddle Period, in which case Buyer shall have the right, but not the obligation, to control such Tax Contest; provided that in either case, the non-controlling Party shall be kept fully informed by the controlling Party, the controlling Party shall consult with the non-controlling Party in good faith, the non-controlling Party shall have the right to participate in such Tax Contest, and the Party controlling such Tax Contest will obtain the prior written consent of the non-controlling Party (which consent will not be unreasonably withheld, delayed, or conditioned) before entering into any settlement of a claim or ceasing to defend such claim.

7.09 Tax Treatment. Buyer and the Companies intend that, for United States federal income Tax purposes, the Initial Merger and the Final Merger, taken together, will constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a)(1)(A) of the Code and the Treasury Regulations to which each of Buyer and the Companies are to be parties under Section 368(b) of the Code and the Treasury Regulations and this Agreement is intended to be, and is adopted as, a plan of reorganization for purposes of Sections 354, 361 and the 368 of the Code and within the meaning of Treasury Regulations Section 1.368-2(g). In addition, Buyer and Companies intend the Earnout Class A Shares issued to the Seller in connection with the Mergers to qualify as consideration eligible to be received on a tax-deferred basis for U.S. federal income Tax purposes in connection with the reorganization described in Section 368(a)(1)(A) of the Code described above. The Mergers and the issuance of the Earnout Class A Shares shall be reported by the parties for all Tax purposes in accordance with the foregoing, unless otherwise required by a Governmental Authority as a result of a “determination” within the meaning of Section 1313(a) of the Code.

ARTICLE VIII

CONDITIONS TO THE OBLIGATIONS OF BUYER

The obligations of Buyer, each Merger Sub and each Merger LLC to consummate the Transactions are subject to the satisfaction of the following conditions as of the Closing Date, any or all of which may be waived in whole or in part by Buyer:

8.01 Accuracy of Representations and Warranties. (a) The representations and warranties of the Seller Parties set forth in Sections 3.02 (Power and Authority), 3.03 (Enforceability), 3.04(a) (No Violations), 3.06 (Ownership) (excluding the first sentence of clause (a)), 4.03(a) (Subsidiaries) (second, third, fourth, fifth and seventh sentences only), and 4.04(a)(i) (No Violations) and (c) (Power and Authority) shall be true and correct (except for de minimis inaccuracies) in all respects as of the Closing Date, except for any such representations and warranties that expressly address matters only as of a particular date need only be true and correct in all respects as of such date, (b) all of the Seller Special Representations shall be true and correct in all material respects as of the Closing Date (except for representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), except for those instances in which the failure of the representations and warranties to be true and correct would not have a material and adverse effect on the operation of the Business as proposed to be conducted by Buyer after the Closing Date, taken as a whole, and (c) all other representations and warranties of the Seller Parties set forth in Article III and Article IV shall be true and correct in all material respects as of the Closing Date (except for representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), except for (i) changes specifically permitted by this Agreement, (ii) those representations and warranties that address matters only as of a particular date need only be true and correct in all material respects as of such date and (iii) those instances (including in (i) and (ii)) in which the failure of the representations and warranties to be true and correct would not in the aggregate have a Material Adverse Effect.

8.02 Compliance with Obligations. The Seller Parties and the Companies shall have performed in all material respects all of their respective obligations required to be performed under this Agreement at or prior to the Closing.

8.03 No Injunction. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, order or other notice (whether temporary, preliminary or permanent) (collectively, the “Restraints”), in any case which is in effect and which prevents or prohibits consummation of the Transactions.

8.04 Termination of Hart-Scott Rodino Waiting Period; Other Approvals. The waiting period under the Hart-Scott-Rodino Act shall have expired or been terminated. The Parties shall have received each written consent or approval listed on Schedule 8.04.

8.05 Release Letters. The Seller shall have received release letters from the Persons listed on Schedule 8.05 (the “Release Letters”) that provide that all Liens with respect to the assets of the Company and its Subsidiaries shall be terminated and of no further force and effect.

8.06 Buyer Stockholder Proposals. The Buyer Stockholder Proposals shall have been approved at the Buyer Stockholders’ Meeting.

8.07 NASDAQ Approval. Buyer shall have received the necessary approvals from Nasdaq for the listing of the Seller Class A Shares.

8.08 Ancillary Documents. The Seller shall have delivered to Buyer executed copies of each of the Ancillary Documents referred to in Section 1.10.

8.09 Interim Review. The Seller shall have delivered to Buyer the Interim Review no less than five (5) days prior to Closing.

8.10 Reorganization. The Reorganization shall have been consummated in accordance with the Reorganization Plan.

If the Closing occurs, then all closing conditions set forth in this ARTICLE VIII that have not been fully satisfied as of the Closing shall be deemed to have been fully waived by Buyer, each Merger Sub, and each Merger LLC.

ARTICLE IX

CONDITIONS TO THE OBLIGATIONS OF SELLER PARTIES AND THE COMPANIES

The obligation of each of the Seller Parties and the Companies to consummate the Transactions is subject to the satisfaction of the following conditions as of the Closing Date, any or all of which may be waived in whole or in part by the Seller:

9.01 Accuracy of Representations and Warranties. (a) The representations and warranties of Buyer, Merger Subs and Merger LLCs set forth in Sections 2.02 (Power and Authority), 2.03 (Enforceability), 2.04(a) (No Violations), 2.06 (Financing), 2.11 (Capitalization) and 2.14 (Valid Issuance) shall be true and correct (except for de minimis inaccuracies) in all respects as of the Closing Date, except for any such representations and warranties that expressly address matters only as of a particular date need only be true and correct in all respects as of such date, and (b) all other representations and warranties of Buyer, Merger Subs and Merger LLCs contained in Article II shall be true and correct in all material respects as of the Closing Date (except for representations and warranties qualified by materiality or Buyer Material Adverse Effect, which shall be true and correct in all respects), and except for (i) changes specifically permitted by this Agreement, (ii) those representations and warranties that address matters only as of a particular date need only be true and correct in all material respects as of such date, and (iii) those instances (including in (i) and (ii)) in which the failure of the representations and warranties to be true and correct would not in the aggregate have a Buyer Material Adverse Effect.

9.02 Compliance with Obligations. Buyer, each Merger Sub and each Merger LLC shall have performed in all material respects all of their respective obligations required to be performed under this Agreement at or prior to the Closing.

9.03 No Injunction. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Restraints, in any case which is in effect and which prevents or prohibits consummation of the Transactions.

9.04 Termination of Hart-Scott Rodino Waiting Period; Other Approvals. The waiting period under the Hart-Scott-Rodino Act shall have expired or been terminated. The Parties shall have received each written consent or approval listed on Schedule 8.04. The Seller shall have received a certified copy of the resolutions duly adopted by the requisite Buyer Stockholders authorizing and approving the Buyer Stockholder Proposals.

9.05 Buyer Stockholder Proposals. The Buyer Stockholder Proposals shall have been approved at the Buyer Stockholders’ Meeting.

9.06 NASDAQ Approval. Buyer shall have received the necessary approvals from Nasdaq for the listing of the Seller Class A Shares.

If the Closing occurs, then all closing conditions set forth in this Article IX that have not been fully satisfied as of the Closing shall be deemed to have been fully waived by each of the Seller Parties and the Companies.

ARTICLE X

SURVIVAL; INDEMNIFICATION

10.01 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained in this Agreement shall survive the Closing as follows:

(a) all pre-Closing covenants contained in this Agreement shall not survive the Closing, and all post-Closing covenants and other agreements contained in this Agreement and the Ancillary Documents shall survive the Closing until fully performed;

(b) the representations and warranties (i) of Buyer, Merger Subs and Merger LLCs contained in Sections 2.01 (Status), 2.02 (Power and Authority), 2.03 (Enforceability), 2.04(a) (No Violations), 2.05 (No Brokers), 2.08 (Investment Representation), 2.11 (Capitalization) and 2.14 (Valid Issuance) (collectively, the “Buyer Fundamental Representations”), (ii) of the Seller Parties contained in Sections 3.01 (Status), 3.02 (Power and Authority), 3.03 (Enforceability), 3.04(a) (No Violations), 3.05 (No Brokers), and 3.06(b) (Ownership) (collectively, the “Seller Fundamental Representations”), and (iii) of the Seller Parties contained in Sections 4.01 (Status), 4.03 (Subsidiaries) first sentence only, 4.04(a)(i) (No Violations) and (c) (Power and Authority) and 4.21 (No Brokers) (collectively, the “Company Fundamental Representations”) shall terminate and be of no further force and effect on the date that is six (6) years after the Closing Date, provided that any claim related to Fraud in making any of the representations and warranties in Article II, Article III or Article IV (as the case may be) may be made at any time without limitation;

(c) the representations contained in Sections 4.10 (Compliance with Laws) 4.11 (Regulatory Matters), and 4.17 (Licenses and Permits; Anti-Corruption) (the “Seller Special Representations”) and Section 4.15 (Tax Matters) shall survive the Closing until the end of the applicable statute of limitations plus sixty (60) days, provided that any claim related to Fraud of any Seller Party in making such representations and warranties may be made at any time without limitation;

(d) all other representations and warranties contained in this Agreement shall terminate and be of no further force and effect on the date that is fifteen (15) months after the Closing Date, provided that any claim related to Fraud in making any of the representations and warranties in Article II, Article III and Article IV (as the case may be) may be made at any time without limitation.

No claim may be made for indemnification hereunder for breach of any representations, warranties or covenants after the expiration of the survival period applicable to such representation, warranty and covenant set forth above; provided, that if Buyer or the Seller, as applicable, delivers written notice to the other Party of an indemnification claim for a breach of the representations, warranties and covenants (stating in reasonable detail the nature of, and factual and legal basis for, any such claim for indemnification and an estimate and calculation of the amount of Losses resulting therefrom) within the applicable time periods set forth above, such claim shall survive until resolved or judicially determined.

10.02 Indemnification Provisions for Benefit of Buyer.

(a) Subject to the terms and conditions of this Article X, if the Closing is consummated, the Seller Parties shall jointly and severally indemnify and hold harmless Buyer, each Surviving Company (following the Closing), each of their respective Affiliates, and each of their respective equity holders, trustees, directors, managers, members, partners, officers, employees and other representatives, and each of their respective heirs, successors and permitted assigns (collectively, the “Buyer Indemnitees”) from and against any Losses that any

Buyer Indemnitee incurs (provided that an indemnification claim with respect to such Losses is made pursuant to this Article X prior to the end of any applicable survival period) resulting from, arising out of, relating to or caused by (i) any breach or inaccuracy of any representation or warranty made by any Seller Party in Article III or Article IV or any Ancillary Document, (ii) any breach of any covenant of any Seller Party in this Agreement or any breach of any pre-Closing covenant of the Companies in this Agreement or any Ancillary Document, (iii) the operations of the Seller Parties or any of their Subsidiaries prior to or subsequent to Closing, other than the operation of the Business, (iv) any Proceeding, or any investigation by a Governmental Authority or third party payor with respect to services rendered by the Seller Parties or their respective Subsidiaries or Affiliates prior to the Closing not related to the Business, (v) any Indebtedness or Transaction Expenses, in each case outstanding immediately prior to the Closing, (vi) any matters relating to any employees or Employment Benefit Plans of the Seller Parties, the Companies or their respective Subsidiaries or Affiliates (in the case of the Companies or their Subsidiaries and Affiliates, in each case immediately prior to the Closing), (vii) any amounts owed arising out of or related to the Medicare AR Financing pursuant to Section 1.11(c) or 1.11(d), (viii) any breach of Section 4.19 with respect to subsections 4.19(a)(xiv) and 4.19(a)(xv), (ix) any breach or inaccuracy of any Fundamental Representation, (x) any breach or inaccuracy of any Seller Special Representation, (xi) any claim of Fraud in making the representations and warranties in Article III or IV of this Agreement, and (xii) the Reorganization (the exceptions listed in subsection (ii)-(xii), the “Indemnification Limitation Exceptions”).

(b) With respect to the matters described in Section 10.02(a)(i), the Seller Parties will not have any liability with respect to such matters until the Buyer Indemnitees have incurred aggregate indemnifiable Losses by reason of all such breaches in excess of $700,000 (the “Deductible”), after which point the Seller Parties will only be obligated to indemnify Buyer Indemnitees from and against all indemnifiable Losses in excess of the Deductible; provided, that the foregoing limitations shall not apply to any indemnifiable Losses resulting from, arising out of, relating to or caused by the Indemnification Limitation Exceptions.

(c) With respect to the matters described in Section 10.02(a)(i), the aggregate maximum amount of Losses recoverable by the Buyer Indemnitees shall in no event exceed 7.5% of the sum of (x) the Cash Payment actually paid to the Seller pursuant to Section 1.07, plus (y) an amount equal to the product of the 20-Day VWAP multiplied by the Seller Class A Shares actually issued to the Seller (without giving effect to any set-off pursuant to Section 10.10) (the “Cap”); provided, that the foregoing limitation shall not apply to any indemnifiable Losses resulting from, arising out of, relating to or caused by the Indemnification Limitation Exceptions.

(d) With respect to any breach or inaccuracy of the Seller Special Representations or any Fundamental Representation, the aggregate maximum amount of Losses recoverable by the Buyer Indemnitees shall in no event exceed the sum of (x) the Cash Payment actually paid to the Seller pursuant to Section 1.07 plus (y) an amount equal to the product of the 20-Day VWAP multiplied by the Seller Class A Shares actually issued to the Seller (without giving effect to any set-off pursuant to Section 10.10).

(e) Notwithstanding anything to the contrary in this Agreement, (i) the Buyer Indemnitees shall have no claim under this ARTICLE X to the extent arising from actions taken or not taken by the Buyer Indemnitees, or any event or occurrence occurring, in each case, after Closing, and (ii) except as set forth in Section 7.01, and in the Indemnification Limitation Exceptions other than with respect to the Fundamental Representations or Seller Special Representations, the Seller Parties’ aggregate liability under, or related to, this Agreement or the Transactions shall in no event exceed the sum of (A) the portion of the Cash Payment actually paid to the Seller pursuant to Section 1.07 plus (B) an amount equal to the product of the 20-Day VWAP multiplied by the Seller Class A Shares actually issued to the Seller pursuant to Section 1.09(f) and Section 1.13(a) (without giving effect to any set-off pursuant to Section 10.10).

10.03 Indemnification Provisions for Benefit of Seller.

(a) Subject to the terms and conditions of this Article X, if the Closing is consummated, Buyer will indemnify and hold harmless each the Seller Party, their Affiliates, each of its and their respective Affiliates, and each of their respective equityholders, trustees, directors, managers, members, partners, officers, employees and other representatives, and each of their respective heirs, successors and permitted assigns (collectively, the “Seller Indemnitees”) from and against any Losses that any Seller Indemnitee may incur (provided that an indemnification claim with respect to such Losses is made pursuant to this Article X prior to the end of any applicable survival period) resulting from, relating to or caused by (i) any breach or inaccuracy of any representation or warranty made by Buyer, any Merger Sub or any Merger LLC in Article II or (ii) any breach of any covenant of Buyer, any Merger Sub or any Merger LLC in this Agreement or any breach of any post-Closing covenant of any Surviving Company in this Agreement.

(b) With respect to the matters described in Section 10.03(a)(i), Buyer will have no liability with respect to such matters until the Seller Indemnitees have incurred aggregate Losses by reason of all such breaches in excess of the Deductible, after which point Buyer will be obligated to indemnify the Seller Indemnitees from and against all indemnifiable Losses in excess of the Deductible; provided, that the foregoing limitations shall not apply to any indemnifiable Losses resulting from (i) breaches of the Buyer Fundamental Representations or (ii) Fraud of Buyer, any Merger Sub or any Merger LLC in making its representations and warranties in Article II.

(c) With respect to the matters described in Section 10.03(a)(i), the aggregate maximum liability of Buyer shall be the Cap; provided, that the foregoing limitation shall not apply to any indemnifiable Losses resulting from (i) breaches of the Buyer Fundamental Representations or (ii) Fraud of Buyer, any Merger Sub or any Merger LLC in making its representations and warranties in Article II.

(d) Notwithstanding anything to the contrary in this Agreement (other than the representations and warranties in this Agreement (and any breach or inaccuracy thereof), Buyer makes no representations or warranties as to the value of the Seller Class A Shares and Buyer shall have no indemnification obligations pursuant to this Section 10.03 related to the value of the Seller Class A Shares.

10.04 Matters Involving Third Parties.

(a) If any third party notifies any Party (the “Indemnified Party”) of a matter (a “Third Party Claim”) which may give rise to a claim for indemnification against any other Party (the “Indemnifying Party”) under Article VII or this Article X, then the Indemnified Party shall promptly (and in any event within ten (10) Business Days after receiving notice of the Third Party Claim) notify each Indemnifying Party thereof in writing, describing the claim, the amount thereof (if known and quantifiable) and the basis of the claim; provided, that the failure to so notify the Indemnifying Party shall not limit the indemnification obligations under this Agreement except to the extent that the Indemnifying Party is materially prejudiced by such failure.

(b) Any Indemnifying Party shall be entitled to participate in the defense of such Third Party Claim at such Indemnifying Party’s expense, and at its option will have the right to assume and thereafter conduct the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld, delayed, or conditioned) unless the judgment or proposed settlement does not include any monetary damages payable by the Indemnified Party or any restriction on the business or operations of or any equitable relief against the Indemnified Party or require any admission or acknowledgment of liability or fault of the Indemnified Party and also provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim (in which event the prior written consent of the Indemnified Party shall not be required); provided, further, that the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim (it being understood, however, that the Indemnifying Party shall control such defense and shall be liable solely for the costs and expenses of counsel of its choice reasonably satisfactory to the Indemnified Party). If the Indemnifying Party assumes the defense of any Third Party Claim, then such assumption shall not prejudice the

Indemnifying Party’s right to thereafter contest the Indemnified Party’s right to indemnification for the claims asserted therein. An Indemnified Party shall not settle, compromise or consent to the entry of any judgment or admit any liability with respect to any Third Party Claim without the prior written consent of the Indemnifying Party. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to undertake, conduct and control the defense of a Third Party Claim if (i) such Third Party Claim involves potential criminal liability; (ii) the Indemnified Party reasonably determines that it would be inappropriate for a single counsel to represent all parties under applicable standards of legal ethics; (iii) such Third Party Claim seeks an injunction or other equitable relief against the Indemnified Party or if adversely determined against the Indemnified Party would establish a precedent that materially impairs the Indemnified Party or its business; or (iv) the Indemnified Party reasonably determines that the Indemnifying Party does not have sufficient resources to satisfy its indemnification obligations or that the amount of such Third-Party Claim if successful would be likely to exceed the Indemnifying Party’s liability under this Agreement.

(c) The Indemnified Party (i) will not, without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed), cause or agree to the waiver of the attorney-client privilege, attorney work-product immunity or any other privilege or protection in respect of confidential legal memoranda and other privileged materials drafted by, or otherwise reflecting the legal advice of, internal or outside counsel of an Indemnified Party (the “Subject Materials”) relating to such Third Party Claim and (ii) will cooperate with the Indemnifying Party and its counsel in the review, investigation and defense of any such claim or any related claim or counterclaim, shall make available its personnel, and shall provide such testimony and access to its books and records as is reasonably requested by the Indemnifying Party in connection therewith. In furtherance of the foregoing, each Party mutually acknowledges and agrees, on behalf of itself and its Affiliates, that (1) each shares a common legal interest in preparing for the defense of legal proceedings, or potential legal proceedings, arising out of, relating to or in respect of any actual or threatened Third-Party Claim or any related claim or counterclaim, (2) the sharing of Subject Materials will further such common legal interest, and (3) by disclosing any Subject Materials to and/or sharing any Subject Materials with the Indemnifying Party, the Indemnified Party shall not waive the attorney-client privilege, attorney work-product immunity or any other privilege or protection. Except with respect to any sharing of Subject Materials as permitted hereunder or as contemplated by any common interest agreement or joint defense agreement entered into by the Parties, the Indemnified Party shall not be required to make available to the Indemnifying Party any information that is subject to an attorney-client or other applicable legal privilege that based on the advice of outside counsel would be impaired by such disclosure or any confidentiality restriction under applicable Law; provided, however, that each Party shall use its commercially reasonable efforts to permit the Indemnifying Party to become party to any joint defense or common interest agreement entered into by an Indemnified Party with any third Person.

(d) Notwithstanding anything in this Agreement to the contrary, as promptly as reasonably practicable following receipt by Buyer of (i) notice of a Third Party Claim, Buyer shall use commercially reasonable efforts to, and shall use commercially reasonable efforts to cause the Surviving Companies and their Subsidiaries to, retain documents that are then within Buyer’s, the Surviving Companies’ or any of their Subsidiaries’ possession or control and reasonably related to such Third Party Claim for a period of time that the Seller reasonably determines, in consultation with Buyer, after taking into account all relevant facts and circumstances related to the Third Party Claim that is the subject of such notice, or (ii) a written notice by the Seller of a demand or inquiry by a Governmental Authority, or subpoena or other legal process served by any Person, relating to the Companies or any of their Subsidiaries, Buyer shall, and shall cause the Surviving Companies and their Subsidiaries to, retain documents that are then within Buyer’s, the Surviving Companies’ or any of their Subsidiaries’ possession or control and reasonably related to such information, demand or inquiry or such subpoena or other legal process for the time period that the Seller reasonably determines, in consultation with Buyer, after taking into account all relevant facts and circumstances related to such information, demand or inquiry.

(e) If the Indemnifying Party assumes the defense of a Third Party Claim and the indemnifiable Losses previously incurred or suffered by the Indemnified Party do not, in the aggregate, exceed the Deductible, then the

Indemnified Party shall promptly, and in any event within five (5) Business Days of receipt of a written request from the Indemnifying Party, reimburse the Indemnifying Party for the reasonable out-of-pocket expenses incurred by the Indemnifying Party in connection with the defense of such Third Party Claim; provided, however, that any such amounts that are reimbursed pursuant to this sentence shall constitute Losses of the Indemnified Party and shall thereafter count against the Deductible for the purposes of determining indemnifiable Losses in excess of the Deductible pursuant to Section 10.02(b).

10.05 Determination of Losses.

(a) The amount of any Loss subject to indemnification under Article VII and this Article X shall be calculated net of (i) any insurance proceeds received (in each case calculated net of any actual collection costs and reserves and deductibles, premium adjustments and retrospectively rated premiums incurred by the Indemnified Party in obtaining such proceeds) and (ii) Tax benefits (if any) actually realized on a current basis by the Indemnified Party on account of such Loss in the year in which such Loss is incurred (without regard to any Tax benefit in a subsequent year), determined on a “with” and “without” basis.

(b) In the event that an insurance or other recovery is received by any Indemnified Party, in each case, with respect to any Loss for which any such Person has been indemnified hereunder, then a refund equal to the amount of the recovery (in each case calculated net of any actual collection costs and reserves, deductibles, premium adjustments and retrospectively rated premiums incurred by such Indemnified Party in pursuing such recovery) shall be made promptly to the Indemnifying Party that made or directed such indemnification payments to such Indemnified Party.

(c) Notwithstanding anything in this Agreement to the contrary, both for purposes of determining the amount of Losses arising from any breach of a representation or warranty and as to whether or not there has been any breach of a representation or warranty, each representation and warranty in this Agreement shall be read without regard and without giving effect to the terms “material,” “in all material respects,” “Material Adverse Effect,” or similar words or phrases contained in such representation or warranty (as if such words or phrases were deleted from such representation and warranty); provided, that (i) the references to “materiality,” “material,” “in all material respects,” and “Material Adverse Effect” in the representations and warranties in Sections 4.05, 4.06(a), and 4.06(b), and (ii) the definitions of Material Contract shall continue to have their corresponding meanings set forth in this Agreement and the interpretation thereof shall not be altered by this Section 10.05(c).

(d) The right to indemnification or any other remedy based on representations, warranties, covenants and agreements in this Agreement, any Ancillary Document or in any certificate delivered by any Party shall not be affected by any investigation conducted at any time, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the Closing Date, with respect to the accuracy or inaccuracy of, or compliance with, any such representation, warranty, covenant or agreement. The waiver of any condition based on the accuracy of any such representation or warranty, or on the performance of or compliance with any such covenant or agreement, will not affect the right to indemnification or any other remedies based on such representations, warranties, covenants and agreements.

10.06 Mitigation. The Indemnified Party shall, and is obligated to, take all commercially reasonable steps to mitigate all indemnifiable Losses upon and after becoming aware of any event which could reasonably be expected to give rise to any Losses hereunder, including incurring costs to the extent reasonably necessary to remedy the breach that gives rise to such Loss, in which case the cost of mitigation shall constitute indemnifiable Losses hereunder.

10.07 Exclusive Remedy.

(a) The Parties acknowledge and agree that (other than claims arising from Fraud in making any of the representations and warranties in Article II, Article III or Article IV), after the Closing, the indemnification provisions in this Article X shall be the sole and exclusive remedy of the Parties and their Affiliates with respect to any claim related to or arising from this Agreement, the negotiation and execution of this Agreement, the performance by the Parties of their respective obligations hereunder, and the Transactions.

(b) The Parties may not avoid the limitations on liability, recovery and recourse set forth in this Article X by seeking damages for breach of contract, tort or pursuant to any other theory or liability. Nothing in this Section 10.07 shall prevent or prohibit a Party from seeking and/or obtaining specific performance in accordance with Section 13.10.

10.08 No Duplication. The Parties acknowledge and agree that the same Loss may be subject to indemnification under more than one subsection of Section 10.02(a) or Section 10.03(a), respectively; provided, however, that, in no event shall the Seller Indemnitees, on the one hand, or the Buyer Indemnitees, on the other hand, be entitled to duplicative recoveries for the same underlying Loss.

10.09 Other Indemnification Matters. All indemnification payments under this Article X will be deemed adjustments to the Cash Payment.

10.10 Buyer Set-Off Right. If the Seller Parties do not otherwise satisfy their indemnification obligations under this Article X (including, for the avoidance of doubt, with respect to any breach of Section 6.08) by payment to Buyer in immediately available funds within 30 days after such obligations become due under this this Article X, then Buyer (on behalf of the applicable Indemnified Parties) shall be entitled to (but shall not be required to) set-off any amount of Loss determined to be due or payable to any Indemnified Parties by the Seller pursuant to this Article X by, first setting off against any amounts owed by Buyer to the Seller under any Ancillary Document, and second by setting off such amounts against the Earnout Class A Shares.

ARTICLE XI

DEFINITIONS

11.01 Defined Terms. As used herein, the following terms shall have the following meanings:

“20-Day VWAP” means the volume weighted average price of the shares of Class A Common Stock traded on Nasdaq, or any other national securities exchange on which the shares of Class A Common Stock are then primarily traded, for the twenty (20) trading days ending on the first trading day immediately preceding the Closing Date.

“Acquisition Proposal” means any inquiry, proposal or offer from any Person (other than Buyer, Merger Subs or Merger LLCs) relating to any (a) acquisition (whether in a single transaction or a series of related transactions) of assets of the Companies and their Subsidiaries on a stand-alone basis (excluding sales of assets in the ordinary course of business) equal to twenty-five percent (25%) or more of the value of the assets of the Companies and their Subsidiaries on a stand-alone basis or to which twenty-five percent (25%) or more of the revenues or earnings of the Companies and their Subsidiaries on a stand-alone basis are attributable, (b) tender offer for, or acquisition (whether in a single transaction or a series of related transactions) of, twenty-five percent (25%) or more of the equity securities of the Companies and their Subsidiaries on a stand-alone basis, or (c) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving a material portion of the Companies and their Subsidiaries on a stand-alone basis or involving the assets of the Company and its Subsidiaries on a stand-alone basis with a value set forth in clause (a) of this definition; in each case, other than the Transactions or the Reorganization.

“Accounts Receivable” means all of trade accounts receivable, notes receivable, negotiable instruments and chattel paper, including receivables arising from or related to goods sold or services rendered before or on the Closing Date and underpayment amounts due or received from customers, patients and third party payors in respect of such receivables determined in accordance with GAAP.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

“Affiliated Providers” means the Providers who have entered into participating provider agreements, either directly or indirectly through the physician group practice that employs or engages them, with the Seller Parties, SHCN or their Subsidiaries in connection with the Business.

“Agreement” has the meaning forth in the preamble to this Agreement.

“Ancillary Documents” has the meaning set forth in Section 4.04(c).

“Anti-Corruption Laws” has the meaning set forth in Section 4.17(b).

“Bankruptcy and Equity Exceptions” has the meaning set forth in Section 2.03.

“Business” means owning, operating, administering or managing any business that (a) contracts with CMS to participate in the CMS Models, or any other Medicare program involving arranging for comprehensive or exclusively professional health care services for a Medicare population on a risk basis or (b) contracts with Medicare Advantage Plans for professional medical services; provided, however, that where a Person engages in business activities and operations that include, but are not limited to the Business, references to the Business shall include only that portion of such Person’s business activities and operations that are within the definition of Business set forth in this paragraph.

“Business Consultants” has the meaning set forth in Section 4.13(b).

“Business Employees” has the meaning set forth in Section 4.13(a).

“Business Day” means any day, excluding Saturday, Sunday and any other day on which commercial banks in Dallas, Texas, Miami, Florida, or New York City, New York are authorized or required by law to close.

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Buyer Fundamental Representations” has the meaning set forth in Section 10.01(b).

“Buyer Indemnitees” has the meaning set forth in Section 10.02(a).

“Buyer Material Adverse Effect” means a material adverse effect on the ability of Buyer, any Merger Sub, or any Merger LLC to consummate the Transactions and perform all of its obligations hereunder.

“Buyer Series A Preferred Certificate of Designation” means the Certificate of Designation to Buyer’s Second Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit L.

“Buyer Series A Preferred Stock” means the Series A Preferred Stock of Buyer designated pursuant the Buyer Series A Preferred Certificate of Designation.

“Buyer Stockholders” means all holders of the outstanding shares of Class A Common Stock of Buyer.

“Buyer Stockholder Proposal” means the approval for purposes of complying with applicable listing rules of Nasdaq, of the issuance of Seller Class A Shares and Buyer Series A Preferred Stock in connection with the consummation of the Transactions.

“Call Notice” has the meaning set forth in Section 6.06(b).

“Call Option Period” has the meaning set forth in Section 6.06(a).

“Cap” has the meaning set forth in Section 10.02(c).

“Cash Payment” means the amount equal to (a) $25,000,000, plus (b) the Net Pre-Closing Medicare AR, minus (c) the Reorganization Note Amount, minus (d) Transaction Expenses (calculated as of as of immediately prior to the Closing), minus (e) Indebtedness (calculated as of immediately prior to the Closing).

“Change in Control” means (a) Persons acting as a group (within the meaning of the Exchange Act) acquire beneficial ownership (within the meaning of the Exchange Act) of capital stock of Buyer having the right to elect a majority of the directors of the Buyer Board (provided that, for purposes of determining whether such Persons have the right to elect a majority of the directors of the Buyer Board, any shares of Buyer’s capital stock acquired, directly or indirectly, by such Persons from RDLT or his successors or assigns, the Seller Parties or their Affiliates shall be excluded, other than in a transaction that is approved in advance by the Buyer Board); (b) the direct or indirect transfer of Class A Common Stock by merger, consolidation, reorganization or otherwise through any transaction or series of related transactions that results in the holders of Class A Common Stock immediately prior to such transaction holding less than, in the aggregate, fifty percent (50%) of the outstanding shares of Class A Common Stock immediately following such transaction; or (c) the sale, conveyance, or other transfer of all or substantially all of the assets of Buyer and its Subsidiaries, taken as a whole, to one or more Persons that are not, immediately prior to such sale, conveyance, or other transfer, Affiliates of either Buyer or the Seller Parties.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of Buyer.

“Closing” has the meaning set forth in Section 1.08.

“Closing Date” has the meaning set forth in Section 1.08.

“Closing Statement” has the meaning set forth in Section 1.11(b)(i).

“CMS” means the Centers for Medicare and Medicaid Services.

“CMS Models” means the Medicare Shared Savings Program, the Pioneer ACO Model, and the Global and Professional Direct Contracting Model.

“Code” means the Internal Revenue Code of 1986, as amended.

“Companies” has the meaning set forth in the preliminary statements to this Agreement.

“Company Plan” means an Employee Benefit Plan sponsored or maintained by the Companies or their Subsidiaries for the benefit of Business Employees or with respect to which the Companies have any current or contingent liability or obligation (including indirect or contingent liability on account of an ERISA Affiliate, specifically excluding Sellers Plans).

“Company Fundamental Representations” has the meaning set forth in Section 10.01(b).

“Competitive Business” means owning, operating, administering or managing any business that (a) participates in the CMS Models, or any other Medicare program involving arranging for comprehensive or exclusively professional health care services for a Medicare population on a risk basis or (b) contracts with Medicare Advantage Plans for professional medical services; provided, however, that where a Person engages in business activities and operations that include, but are not limited to the Competitive Business, references to the Competitive Business shall include only that portion of such Person’s business activities and operations that are within the definition of Competitive Business set forth in this paragraph.

“Confidentiality Agreement” has the meaning set forth in Section 5.07.

“Contract” means any contract or other legally binding agreement (whether written or oral).

“Covered Member” means (a) any member attributed to Buyer or any of its Subsidiaries (including any Surviving Company or any of its Subsidiaries) after the Closing by any Medicare Advantage Plan (including any Surviving Company or any of its Subsidiaries), or (b) any Medicare beneficiary aligned through voluntary alignment or claims-based alignment to Buyer or any of its Subsidiaries (including any Surviving Company or any of its Subsidiaries) after the Closing under any CMS Model; provided, that, in each case with respect to clause (a) and (b), such member or beneficiary (i) was previously attributed, or aligned through voluntary alignment or claims-based alignment, to Parent, Seller, the Companies or any of their respective Affiliates and Subsidiaries at any time prior to the Closing by any Medicare Advantage Plan, regardless of whether Parent, Seller, the Companies or any of their respective Affiliates or Subsidiaries contracted directly, or indirectly, with any such Medicare Advantage Plan, or under any Medicare Contract or any CMS Model, or (ii) is attributed, or aligned through voluntary alignment or claims-based alignment, through Parent, the Seller, or any of their respective Affiliates and Subsidiaries at any time after the Closing by any Medicare Advantage Plan, or under any Medicare Contract or any CMS Model.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Relief Program” means any program authorized or promulgated by a Government Authority in response to or in connection with COVID-19, including the Paycheck Protection Program, Medicare advance payments, Provider Relief Fund, or any other Law or program enacted in response to or in connection with COVID-19, including the CARES Act and subsequent or related legislation and amendments, any current or future regulations or official interpretations thereof and any current or future guidance and rules published by the U.S. Small Business Administration or any other Government Authority administering such.

“Deductible” has the meaning set forth in Section 10.02(b).

“de la Torre Restrictive Covenant Agreement” means a restrictive covenant agreement between Ralph de la Torre and Buyer in the form annex hereto as Exhibit J.

“de-SPAC Earnout Shares” has the meaning set forth in Section 1.15.

“Designated Courts” has the meaning set forth in Section 13.09(a).

“DGCL” means the Delaware General Corporation Law, as amended.

“Disclosure Schedule” means the disclosure schedule delivered by the Seller to Buyer on the date hereof regarding certain exceptions to the representations and warranties in Article III and Article IV.

“DLLCA” means the Delaware Limited Liability Company Act, as amended.

“Earnout Class A Shares” means that number of shares of Class A Common Stock that, when added to the Initial Share Consideration (as adjusted pursuant to Section 1.16), would have represented 41% of the issued and outstanding shares of Class A Common Stock as of the Effective Time, after giving effect to any of the following transactions in Class A Common Stock, to the extent such transactions occur between the Effective Time and the

True-Up Date: (a) issuances of Class A Common Stock upon the exercise of warrants to purchase Class A Common Stock that were outstanding and exercisable as of the date of this Agreement, (b) issuances of de-SPAC Earnout Shares and (c) forfeitures, surrenders, or other dispositions to Buyer of Class A Common Stock outstanding as of the Effective Time.

“Employee Benefit Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether written or unwritten and whether or not subject to ERISA, and all other employee benefit, welfare, supplemental unemployment benefit, bonus, pension, profit sharing, executive compensation, severance, retention, deferred compensation, incentive compensation, equity compensation, equity purchase, option, profits interest unit, equity appreciation, phantom equity option, health or other medical, dental, life, disability or other insurance plan, program, agreement or arrangement.

“End Date” means November 29, 2022; provided, that, either Buyer or the Seller may, at its option, extend the End Date one time by up to ninety (90) days so as to permit the Parties additional time to satisfy the conditions to the Closing set forth in Sections 8.04 and 9.04, provided that there may only be one ninety (90) day extension pursuant to this sentence.

“Environmental Laws” means all Laws enacted and in effect on or prior to the Closing Date concerning pollution or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, control, or cleanup of any Hazardous Materials.

“Equity Transfer Restriction Agreement” has the meaning set forth in Section 6.06.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any organization or entity that is treated as a single employer with the Companies under Section 414(b), (c), (m) or (o) of the Code.

“Estimated Cash Payment” has the meaning set forth in Section 1.11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exclusive Global Network Access Agreement” means that certain participating provider agreement between Buyer or its Affiliate, and SHCN in the form attached hereto as Exhibit H.

“Financial Statements” has the meaning set forth in Section 4.05.

“Financed Net-Preclosing Medicare AR” the amount of the Net-Preclosing Medicare AR financed pursuant to the Medicare AR Financing, which shall equal the Net-Preclosing Medicare AR less any reasonable discount applied by the financing source.

“Fraud” means, with respect to any Party, an actual and intentional fraud with respect to the making of representations and warranties contained in this Agreement; provided, that such actual and intentional fraud of such Party shall only be deemed to exist if (a) such Party had actual knowledge that the applicable representations and warranties made by such Party were actually breached when made, (b) that such representations and warranties were made with the express intent to induce another Party to rely thereon or take action or refrain from taking action to such other Party’s detriment, (c) such reliance or subsequent action or inaction by such other Party was justifiable and (d) such reliance, action or inaction resulted in Losses to such other Party.

“Fundamental Representations” means collectively, Seller Fundamental Representations and Company Fundamental Representations.

“GAAP” means generally accepted accounting principles in the United States applied in a manner consistent with that used in preparing the Financial Statements.

“Global and Professional Direct Contracting Model” means the direct contracting model contract, or any successor or similar model, implemented by HHS, including without limitation the ACO REACH Model.

“Governing Documents” means, with respect to any Person that is not a natural person, the certificate of incorporation or organization, bylaws, the limited partnership agreement, the partnership agreement or the limited liability company agreement or such other similar organizational or constituent documents of such Person, as applicable, and all amendments, modifications or supplements thereto.

“Government Official” means any officer, director, or employee of any Governmental Authority, or any person acting in an official capacity for or on behalf of any such Governmental Authority, as well as any political party or official thereof or any candidate for political office.

“Governmental Authority” means any United States or foreign, federal, state, provincial or local governmental or regulatory commission, board, bureau, agency, court or regulatory or administrative body, tribunal, arbitrator, or any government or political subdivision thereof, or any authority, contractor, official or instrumentality of such governmental or political subdivision, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“Hart-Scott-Rodino Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.

“Hazardous Material” means any toxic or hazardous material, substance or waste, or any pollutant or contaminant, including petroleum, in each case, as defined in and regulated under any applicable Environmental Law.

“Health Care Laws” means all applicable Laws relating to health care and insurance, including, without limitation (a) all Laws relating to Health Care Programs pursuant to which the Companies and their Subsidiaries are required to be licensed or authorized to transact business, (b) health care or insurance fraud or abuse Laws, including the Federal anti-kickback law (42 U.S.C. § 1320a-7b), the Federal False Claims Act (31 U.S.C. § 3729 et seq.), the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7b), the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.), the Federal Health Care Fraud Law (18 U.S.C. § 1347), (c) Laws relating to the administration of health care claims or benefits or processing or payment for health care services, treatment or supplies furnished by health care providers, the provision of the services of third party administrators, utilization review agents, risk bearing entities or organizations and persons performing quality assurance, credentialing or coordination of benefits, and (d) all federal, state and local laws pertaining to the confidentiality, privacy or security of protected health information, including HIPAA and all similar state, privacy, security, breach notification, SSN protection and consumer protection Laws, (e) the Federal Trade Commission Act (15 U.S.C. §§41-58, as amended) and the regulations promulgated thereunder, (f) the federal physician self-referral law (42 U.S.C. §1395nn and §1395(q)) (commonly known as the “Stark” law) and applicable state law counterparts, (g) all federal or state laws, statutes, regulations, or rules relating to antitrust and unfair competition, (h) all Medicare Advantage marketing regulations, rules and restrictions, (i) quality and safety Laws relating to the regulation, provision or administration of, or payment for, healthcare products or services, (j) state licensure and credentialing requirements relating to health care clinics, (k) the regulation, provision, administration of, billing of, coding of, or payment for, healthcare products or services and (l) the federal Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act, and, with respect to each of the above, any ordinance, rule, regulation, order, directive or guidance.

“Health Care Programs” means (a) the Medicare program established under and governed by the applicable provisions of Title XVIII of the Social Security Act and the regulations promulgated thereunder (including

Medicare Part D and Medicare Advantage), (b) the Medicaid program governed by the applicable provisions of Title XIX of the Social Security Act, the regulations promulgated thereunder (including Medicaid Managed Care Organizations), as well as any state’s applicable Laws implementing the Medicaid program, and (c) Medicaid-waiver and CHAMPUS/TRICARE programs, any other similar or successor federal health care program (as defined in 42 U.S.C. §1320a-7b(f)), and any similar state or local programs.

“HHS” means the United States Department of Health and Human Services.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 and all regulations promulgated thereunder, including the Privacy Standards (45 C.F.R. Parts 160 and 164), the Electronic Transactions Standards (45 C.F.R. Parts 160 and 162), and the Security Standards (45 C.F.R. Parts 160, 162 and 164), as amended by the HITECH Act, the final HIPAA/HITECH Omnibus Rules published by the U.S. Department of Health and Human Services on January 25, 2013, and as otherwise may be amended from time to time.

“HITECH Act” means the Health Information Technology for Economic and Clinical Health Act provisions of the American Recovery and Reinvestment Act of 2009, Pub. Law No. 111-5 and its implementing regulations, including 42 C.F.R. §§ 412, 413, 422 and 495, as amended by the HIPAA Omnibus Rule, issued on January 25, 2013, effective as of March 26, 2013, and as otherwise may be amended from time to time.

“Income Taxes” means Taxes imposed on, or determined by reference to, gross income, gross receipts, or net income.

“Indebtedness” means, without duplication, obligations of any Company and its Subsidiaries for (i) the outstanding principal amount of, accrued (but unpaid) interest in respect of (A) borrowed money owed to a third party, whether or not due or payable and (B) indebtedness or other obligations evidenced by any note, bond, mortgages, debenture or other debt security or similar instrument; (ii) lease obligations of the Companies and their Subsidiaries under leases that have been recorded as capitalized leases or are required to be capitalized as capitalized leases in accordance with GAAP; (iii) all change-in-control bonuses, retention bonuses, transaction bonuses and similar bonus or change of control or transaction payments payable to current or former directors, officers, employees or service providers of any Company or any of its Subsidiaries triggered in whole by the Transactions and payable by the Companies in connection with the Transaction, and not entered into by or at the direction of Buyer or any of its Affiliates; (iv) the Companies’ share of payroll, social security, Medicare and unemployment Taxes and other similar assessments arising out of the provision of the items under clause (iii) and (x); (v) accrued Income Taxes of the Companies for the Pre-Closing Tax Period; (vi) any liabilities in respect of Taxes that the Companies and their Subsidiaries have deferred pursuant to Section 2302 of the CARES Act until after the Closing Date; (vii) all obligations of the Companies and their Subsidiaries issued or assumed as the deferred purchase price of any property or services, including all conditional sale obligations of any Companies and their Subsidiaries, or any “earn-outs” or other contingent consideration, in each case, valued at the maximum amount payable, but excluding any accounts payable; (viii) any liabilities of the Companies and their Subsidiaries in respect of any swap, hedge or other derivative transaction, assuming such transaction were terminated on the date hereof; (ix) all obligations of the Companies and their Subsidiaries under any performance bond, surety bond or letter of credit, but only to the extent drawn; (x) all deferred compensation; and (xi) obligations of the type referred to in clauses (i) through (xi) of another Person secured by any Lien on any property or asset of the Companies or their Subsidiaries (whether or not such obligation is assumed by the Companies or their Subsidiaries), and in each case, including any and all accrued interest, prepayment fees, breakage costs and other costs, fees and expenses, premiums, penalties, make-whole payments or similar payment thereon related to any of the foregoing. Notwithstanding the foregoing, “Indebtedness” shall not include (x) any indebtedness, obligations and other liabilities that are solely between or among any of the Companies or one or more of their Subsidiaries, (y) any indebtedness incurred by or on behalf of Buyer or any of its Subsidiaries, or (z) any Transaction Expenses or the Reorganization Note Amount.

“Indemnified Party” has the meaning set forth in Section 10.04(a).

“Indemnifying Party” has the meaning set forth in Section 10.04(a).

“Indemnified Taxes” means (a) all Taxes (or the non-payment thereof) of or otherwise relating to any Company or any Subsidiary of the Companies, to the extent attributable to any Pre-Closing Tax Period, including the pre-Closing portion of any Straddle Period, (b) any and all Taxes of any Person imposed on any Company or any Subsidiary of the Companies as a transferee or successor, by contract or pursuant to any Law, rule or regulation, (c) any payment obligation of any Company or any Subsidiary of the Companies pursuant to a Tax allocation, Tax sharing, Tax indemnity or other similar agreement (other than agreements entered into in the ordinary course of business containing customary Tax allocation or gross-up provisions), (d) any Taxes of the Seller, (e) any Taxes imposed on any Companies and their Subsidiaries by reason of being a member of a Seller Affiliated Group on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local, or foreign law, (f) any Taxes imposed on or incurred by any Company or any of its Subsidiaries as a result of consummation of the Reorganization, and (g) any Taxes imposed on or incurred by the Companies or any of their Subsidiaries as a result of consummation of the transactions contemplated hereby failing to qualify for the Intended Tax Treatment.

“Indemnification Limitation Exceptions” has the meaning set forth in Section 10.02(a).

“Independent Auditor” has the meaning set forth in Section 1.11(b)(i).

“Information Privacy and Security Law” means HIPAA and all other Laws concerning the privacy or security of personal information, including state data breach notification Laws, state health privacy and information security Laws and state consumer protection Laws.

“Insurance Policies” has the meaning set forth in Section 4.16.

“Intellectual Property” means all copyrights, patents, trademarks, trade names, logos, product designations and service marks and all applications (pending or in process) and registrations therefor and licenses thereof.

“Interim Review” has the meaning set forth in Section 5.13.

“Investor Rights Agreement” means that certain investor rights agreement, dated as of the Closing and executed by the Seller, SHCS or one of SHCS’s Subsidiaries (as the case may be), a form of which is attached hereto as Exhibit I.

“Knowledge” when used to qualify any representation or warranty, means that such Party has no present actual (as opposed to constructive or imputed) knowledge after due inquiry of direct reports that such representation or warranty is not true and correct to the same extent as provided in the applicable representation or warranty. For the purpose of this definition, (a) such knowledge of the Seller or the Companies means the present actual knowledge of Rubén José King-Shaw Jr., Ralph de la Torre, Christopher Dunleavy, Andrew Herman, Michael G. Callum, and John Donlan after due inquiry of such individual’s direct reports, and (b) such knowledge of Buyer means the present actual knowledge of Carlos A. de Solo and Kevin Wirges after due inquiry of such individual’s direct reports. Each Party agrees and acknowledges that the foregoing individuals are named solely for the purpose of defining and narrowing the scope of each Party’s respective knowledge and not for the purpose of imposing any liability on or creating any duties running from such individuals to Buyer or the Seller, as the case may be. Each Party covenants to the other that it will bring no action of any kind against either of such individuals arising out of any of the respective representations, warranties and covenants made by the Seller or Buyer in this Agreement.

“Latest Balance Sheet” has the meaning set forth in Section 4.05.

“Latest Financial Statements” has the meaning set forth in Section 4.05.

“Law” means any federal, state, local, municipal, or foreign order, constitution, law, ordinance, rule, regulation, statute or treaty.

“Leased Real Property” has the meaning set forth in Section 4.09.

“Lien” means any lien (statutory or otherwise), charge, mortgage, pledge, security interest, deed of trust, hypothecation, or other encumbrance (other than restrictions on transfer generally arising under federal and state securities Laws).

“Loss” means, with respect to any Person, any damage, liability, demand, claim, action, cause of action, cost, expense (including reasonable attorneys’ fees), deficiency, penalty, fine, interest or other loss, whether or not arising out of a third party claim, against or affecting such Person; provided, that the Parties agree that “Loss” shall not include any punitive damages (except to the extent awarded to a third party in connection with a Third Party Claim).

“Material Adverse Effect” means (a) a change, effect, event, occurrence, development, condition, liability or circumstance that, individually or in the aggregate, with respect to the Companies and their Subsidiaries, is, or would reasonably be expected to be, materially adverse to the business, assets, results of operations, or financial condition of the Companies and their Subsidiaries taken as a whole, provided, that any change, effect, event, occurrence, development, condition, liability or circumstance attributable to any of the following shall not constitute, and shall not be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) the execution, delivery, announcement or pendency of this Agreement or the Transactions; (ii) the identity of, or the effects of any facts or circumstances relating to, Buyer or any of its Subsidiaries; (iii) business or political conditions or conditions generally affecting the industry in which any of the Companies or any of their Subsidiaries participates, the U.S. economy as a whole or the capital, credit or financial markets in general or the markets in which any of the Companies or any of their Subsidiaries operates; (iv) any action taken or statement made by Buyer or its Affiliates or their respective representatives with respect to any of the Companies or any of their Subsidiaries; (v) compliance with the terms of, or the taking of any action required by, this Agreement; (vi) the taking of any action requested or approved by Buyer; (vii) the effect of any breach, violation or non-performance of any provision of this Agreement by Buyer or its Affiliates; (viii) any change in accounting requirements or principles or any change in applicable Laws or the interpretation or enforcement thereof by a Governmental Authority, in each case, after the date hereof; (ix) actions required to be taken under applicable Laws or Contracts; (x) any acts of war (whether or not declared), armed hostilities, sabotage or terrorism occurring after the date of this Agreement or the continuation, escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism threatened or underway as of the date of this Agreement, including, for the avoidance of doubt, the events unfolding between Russia, Ukraine and any other country that may be a part of the hostilities; (xi) any earthquakes, hurricanes, wildfires, floods, pandemics, epidemics, disease outbreaks, public health emergencies, or other natural disasters, diseases, acts of God or force majeure events (including any shelter-in-place or stay at home order or other Law issued by any Governmental Authority in response thereto); (xi) any failure by the Companies or any of their Subsidiaries to meet any projections, estimates or budgets for any period prior to, on or after the date of this Agreement (other than facts underlying such failure); (xii) any change in the local, state or federal government programs applicable to the operation of any of the Companies’ or any of their Subsidiaries’ business or the services provided by any of the Companies or any of their Subsidiaries, including any change in the level of government funding or reimbursements rates applicable to the services provided by any of the Companies or any of their Subsidiaries; or (xiii) any action taken in connection with obtaining regulatory or third party approvals, licenses or consents or any event, change or effect resulting therefrom; provided, that any such change, effect, event, occurrence, state of facts or development in clauses (iii), (viii), (x), (xi) and (xii) above shall be taken into account in determining whether a Material Adverse Effect has occurred, to the extent that such change, effect, event, occurrence, state of facts or development has a disproportionate adverse effect on the Companies and their Subsidiaries taken as a whole relative to other participants in the industry and geographic area in which the Companies and their Subsidiaries engage; or (b) a material adverse effect on the ability of the Seller to consummate the Transactions and perform all of its obligations hereunder.

“Material Contracts” has the meaning set forth in Section 4.19(a).

“Medical Expense Ratio” means:

(a)    For substantial risk Medicare Advantage Covered Members, “Medical Expense Ratio” will be calculated by dividing (i) a Covered Member’s External Provider Costs by (ii) the Covered Member’s Medicare Risk Revenue. The “Covered Member’s External Provider Costs” shall be calculated as (iii) monthly medical expenses incurred by providers other than CareMax Participating Providers and reported by the Covered Member’s Medicare Advantage Plan, aggregated across the total number of months that the Covered Member was a Covered Member under the Medicare Advantage Plan (for a duration of 6 consecutive months). The “Covered Member’s Medicare Risk Revenue” shall be calculated by multiplying (iv) the sum of Health Plan Premium (defined as the amounts received by the Medicare Advantage Plan from CMS for services that CareMax is at risk for under CareMax’s agreement with the Medicare Advantage Plan) plus Member Premium (defined as the amounts received by the Medicare Advantage Plan from Covered Member and any employer, as applicable) by (v) the Funding Rate (defined as the contracted performance budget with the Medicare Advantage Plan), and further aggregating such product across the total number of months that the Covered Member was a Covered Member under the Medicare Advantage Plan (for a duration of 6 consecutive months).

Medicare Advantage MER =	Patient’s External Provider Costs
Patient’s Medicare Risk Revenue

Whereas:

Patient’s External Provider Costs =

•	∑	T	Reported Monthly Medical Expensesi
i=T-D

•	Patient’s Medicore Risk Revenue =	∑	T	Health Plan Premiums x Funding Ratei
i=T-D
•	T = Last full calendar month

•	D = Duration in integer months, For a 6 month period

•	Health Plan Premium shall include Member Premium

(b)    For MSSP Covered Members, “Medical Expense Ratio” will be calculated by dividing (i) the Covered Member’s External Provider Costs by (ii) the Covered Member’s Updated Benchmark. The “Covered Member’s External Provider Costs” shall be reported by CMS as defined as total expenditures under MSSP and based on the total number of months that the Covered Member was a Covered Member under MSSP (for a duration of 6 consecutive months). The “Covered Member’s Updated Benchmark” shall be calculated by multiplying (iii) the Covered Member’s Normalized RAF (“Risk Adjustment Factor”) Score as calculated by MSSP by (iv) the Covered Member’s applicable CMS Regional Benchmark, further aggregating such product across the total number of months that the Covered Member was a Covered Member under MSSP (for a duration of 6 consecutive months); provided, further, that the Covered Member-specific benchmark shall be the applicable CMS Regional Benchmark normalized to a risk score of 1.0 to be calculated by an actuarial consultant.

(c)    For Global and Professional Direct Contracting Model Covered Members, “Medical Expense Ratio” will be calculated by dividing (i) the Covered Member’s External Provider Costs by (ii) the Covered Member’s Updated Benchmark. The “Covered Member’s External Provider Costs” shall be reported by CMS as defined as total expenditures under the Global and Professional Direct Contracting Model and based on the total number of months that the Covered Member was a Covered Member under the Global and Professional Direct Contracting Model (for a duration of 6 consecutive months) and verified by an actuarial consultant. The “Covered Member’s Updated Benchmark” shall be calculated by multiplying (iii) the Covered Member’s Normalized RAF Score as calculated under the Global and Professional Direct Contracting Model by (iv) the Covered Member’s applicable CMS Regional Benchmark, and further aggregating such product across the total number of months that the Covered Member was a Covered Member under the Global and Professional Direct Contracting Model (for a duration of 6 consecutive months); provided, further, that the Covered Member-specific benchmark shall be the applicable CMS Regional Benchmark normalized to a risk score of 1.0 to be calculated by an actuarial consultant.

MSSP, DCE, and ACO REACH MER =	Patient’s External Provider Costs
Patient’s Updated Benchmark

Whereas:

Patient’s External Provider Costs =

•	∑	T	Reported Monthly Medical Expensesi
i=T-D

•	Patient’s Updated Benchmark =	∑	T	Patient’s Normalized RAF Scorei x Regional Benchmarki
i=T-D
•	T = Last full calendar month

•	D = Duration in integer months, For a 6 month period

“Medicare Advantage Plan” means a product established pursuant to a contract with CMS which complies with all applicable requirements of Part C of Title 42 of United States Code, Chapter 7 of the Social Security Act, Subchapter XVIII Health Insurance for Aged and Disabled, Section 1395 et seq, as amended from time to time, and which is available to individuals entitled to and enrolled in Medicare or any successor program(s) thereto regardless of the name(s) thereof.

“Medicare AR Financing” means the third-party financing by Buyer or one or more of its Affiliates of all or a portion of the Net Pre-Closing Medicare AR, which shall be on reasonable market terms (including advance rates) no worse than those available to Buyer or one of more of its Affiliates pursuant to Buyer’s delayed draw term loan as of the date hereof.

“Medicare Shared Savings Program” or “MSSP” means the alternative payment model known as the Medicare shared savings program for accountable care organizations, or any successor or similar model, implemented by HHS.

“Medicare Shared Savings Receivables” means the amount equal to the amount of the accounts receivable of the Companies and its Subsidiaries, and its predecessors attributable to the Medicare Shared Savings Program for the fiscal year ended December 31, 2021 and the period of fiscal year 2022 ending on the Closing.

“MA Risk Contract” has the meaning set forth in Section 4.11(i).

“MSSP ACO Participation Waiver” has the meaning set forth in Section 6.13.

“MSSP Notices” has the meaning set forth in Section 6.07.

“Nasdaq” means the Nasdaq Stock Market, LLC.

“Net Pre-Closing Medicare AR” means, as of 12:01 a.m. on the Closing Date, the amount (which may be a negative number) equal to (a) the amount of the accounts receivable of the Companies and their Subsidiaries included in the Net Pre-Closing Medicare AR Schedule, minus (b) the amount of the affiliate physician distribution liabilities of the Companies and their Subsidiaries included in the Net Pre-Closing Medicare AR Schedule, in each case, with respect to clauses (a) and (b), prepared and calculated in accordance with Section 1.12.

“Net Pre-Closing Medicare AR Schedule” has the meaning set forth in Section 1.12.

“Objection Disputes” has the meaning set forth in Section 1.11(b).

“Objection Statement” has the meaning set forth in Section 1.11(b).

“Overprovision” means a provision for Taxes taken into account or reflected in the Latest Financial Statements which proves to be an overprovision.

“Parent Business” means owning, operating, administering, managing or conducting any business owned, operated, administered, managed, or conducted by Parent or any of its Subsidiaries as conducted immediately prior to the date hereof and as conducted as a result of expansions of the business that are reasonably related to and derivative of the business as conducted immediately prior to the date hereof, in each case other than the Business.

“Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

“Paycheck Protection Program” means the Paycheck Protection Program available to certain eligible applicants pursuant to Section 1102 and 1106 of the CARES Act, including any rules or regulations promulgated thereunder and, in each case, as amended from time to time.

“Permits” has the meaning set forth in Section 4.17.

“Permitted Liens” means (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP; (b) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not yet due and payable or delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP; (c) zoning, entitlement, building and other land use regulations imposed by any Governmental Authority having jurisdiction over the Leased Real Property which are not materially violated by the current use and operation of the Leased Real Property, as applicable; (d) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the Leased Real Property which do not materially impair the occupancy or use of the Leased Real Property, as applicable, for the purposes for which each such property is currently used in connection with the business of the Companies or any of their Subsidiaries; (e) Liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar legislation; and (f) Liens securing the obligations of SHCS and its Subsidiaries under any existing lines of credit or credit facilities (as such existing lines of credit or credit facilities may be replaced, renewed, extended, amended, amended and restated or refinanced as permitted by Section 5.04(a)(xii) which shall be released at Closing to the extent such Liens are on the Companies, their Subsidiaries or their respective assets.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock corporation, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

“Personal Data” means Protected Health Information as well as any other data or personal information relating to an identified or identified natural person, including consumer credit information, credit card numbers, social security numbers and social insurance numbers.

“Pioneer ACO Model” means the alternative payment model known as pioneer accountable care organization model, or any successor or similar model, implemented by HHS.

“Plans” has the meaning set forth in Section 4.14(a).

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date.

“Principal Restrictive Covenant Agreement” means a restrictive covenant agreement to be entered into between each of the Michael Callum, MD and Sanjay Shetty, MD, on the one hand and Buyer, on the other hand in the form attached hereto as Exhibit K.

“Proceeding” means any action, litigation, suits, arbitration or similar proceeding by any Person before any Governmental Authority, or any audit by any Governmental Authority.

“Protected Health Information” as defined in HIPAA.

“Provider” means any individual physician, physician extender or midlevel that provides professional healthcare services.

“Provider Relief Fund” means any amount received by any Seller Party or its Subsidiaries from the U.S. Department of Health and Human Services from the Public Health and Social Services Emergency Fund, pursuant to appropriations authorized by the CARES Act and the Paycheck Protection Program and Health Care Enhancement Act, P.L. 116-139 in connection with Business.

“Release Letters” has the meaning set forth in Section 8.05.

“Regulatory Conditions” has the meaning set forth in Section 5.03(d).

“Reorganization” means, collectively, the transactions set forth on the Reorganization Plan.

“Reorganization Note” means those certain promissory notes to be issued in favor of SHCN by each of Sparta Sub Inc., SICN Holdco Inc. and SNCN Holdco Inc.

“Reorganization Plan” means the structure chart for the Reorganization set forth on Schedule A attached hereto.

“Restraints” has the meaning set forth in Section 8.03.

“Securities Act” means the Securities and Exchange Act of 1933, as amended.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Affiliated Group” means any affiliated, consolidated, combined, unitary or similar group for applicable federal, state or local Income Tax purposes of which the Seller, or an Affiliate of the Seller, is the parent.

“Seller Class A Shares” means, collectively, (a) the shares of Class A Common Stock to be issued pursuant to Section 1.07(a)(ii) and (b) the Earnout Class A Shares.

“Seller Entities” has the meaning set forth in Section 13.14.

“Seller Fundamental Representations” has the meaning set forth in Section 10.01(b).

“Seller Indemnitees” has the meaning set forth in Section 10.03(a).

“Seller Plan” means an Employee Benefit Plan sponsored or maintained by the Seller or any of their Affiliates other than the Companies or their Subsidiaries in which Business Employees participate (and specifically excluding Company Plans); provided, that, for the purpose of Section 4.14, the term “Seller Plan” shall mean any Seller Plan solely related to the Business.

“Shares” means all of the issued and outstanding shares or other equity interests, as applicable, of SNCN Holdco, SICN Holdco and SACN Holdco.

“SHCS” has the meaning set forth in the preamble to this Agreement.

“SHCN” means Steward Health Care Network, Inc.

“SMG” shall have the meaning set forth in Section 4.03(b).

“SMG Providers” means Providers who (i) are employed or engaged by SMG and (ii) have entered into or are otherwise subject to participating provider agreements with the Seller Parties, SHCN or their Subsidiaries in connection with the Business.

“SMG Subsidiary” has the meaning set forth in Section 4.03(b).

“Straddle Period” has the meaning set forth in Section 7.02.

“Subject Materials” has the meaning set forth in Section 10.04(c).

“Subsidiary” or “Subsidiaries” of any Person means any corporation, partnership, limited liability company or other legal entity in which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, fifty percent (50%) or more of the stock or other equity or ownership interests, the holder of which is generally entitled to elect a majority of the board of directors or other governing body of such legal entity.

“TACO” means Steward Health Care Network ACO Texas, Inc.

“Tax Return” means any declaration, estimate, return, report, information statement, schedule or other document (including any related or supporting information) with respect to Taxes that is required to be filed with any Taxing Authority, including any amendment thereof.

“Taxes” means all federal, provincial, territorial, state, municipal, local, domestic, foreign or other taxes, imposts, and assessments including, without limitation, ad valorem, capital, capital stock, customs and import duties, disability, documentary stamp, employment, excise, franchise, gains, goods and services, gross income, gross receipts, income, intangible, inventory, license, mortgage recording, net income, occupation, payroll, personal property, production, profits, property, real property, recording, rent, sales, social security, stamp, transfer, transfer gains, unemployment, use, value added, windfall profits, and withholding, together with any interest, additions, fines or penalties with respect thereto or in respect of any failure to comply with any requirement regarding Tax Returns and any interest in respect of such additions, fines or penalties and shall include any transferee liability in respect of any and all of the above.

“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority that has the right to impose Taxes on the Companies and their Subsidiaries.

“Top Payor” means with respect to the Business, each third-party payor with one or more Medicare Advantage Plans where, as of December 1, 2021, the sum of the following types of patients was four thousand (4,000) or greater: (a) the number of patients attributed to Parent, Seller, the Companies or any of their respective

Affiliates and Subsidiaries under any Medicare Advantage Plan involving substantial financial risk; plus (b) an estimate of the number of patients who had at least one patient visit with an SMG or an Affiliated Provider in the prior twenty-four (24) months that was covered under a fee-for-service Medicare Advantage Plan.

“Third Party Claim” has the meaning set forth in Section 10.04(a).

“Transaction Expenses” means, without duplication, all of the unpaid fees and expenses (including all unpaid fees, expenses, disbursements and other similar amounts payable to attorneys, financial advisors or accountants) incurred by or on behalf of any Company or any of its Subsidiaries in connection with the negotiation, documentation and consummation of this Agreement and the other Ancillary Documents and the Transactions (including any such activity with respect to other potential bidders or any sales process), including, without limitation, all unpaid attorneys’, accountants’, consultants’, professionals’, investment bankers’ and other advisors’ fees and expenses, including, without limitation any fees owed to Milliman, Inc. and any unpaid fees owed under that certain Expense Reimbursement Letter, dated January 21, 2022 between Parent and Buyer.

“Transactions” means the Initial Merger and Final Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, excluding, for the avoidance of doubt, the Reorganization.

“Transfer Taxes” has the meaning set forth in Section 6.04.

“Union” means any union, works council, labor organization, or other similar employee representative or association representing or purporting to represent any employee or other individual service provider of the Companies or any Subsidiary or any other Business Employees or Business Consultants.

“Year-End Financial Statements” has the meaning set forth in Section 4.05.

11.02 Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

(b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c) All references to “$” in this Agreement shall be deemed references to United States dollars.

(d) Accounting terms which are not otherwise defined in this Agreement have the meanings given to them under GAAP. To the extent that the definition of an accounting term defined in this Agreement is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement will control.

(e) References to “Articles” and “Sections” are references to articles and sections of this Agreement.

(f) The gender of all words herein include the masculine, feminine and neuter, and the number of all words herein include the singular and plural.

(g) The terms “date hereof,” and similar terms shall mean the Execution Date.

(h) References to the “ordinary course of business” shall mean the ordinary course of business consistent with past practice.

(i) Any reference to shares of Class A Common Stock shall be appropriately adjusted to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Class A Common Stock), reclassification, combination, exchange of shares, or other like change with respect to the Class A Common Stock occurring on or after the Effective Time.

11.03 Cross-Reference of Other Definitions. Each capitalized term listed below is defined in the corresponding section of this Agreement:

Term	Section
2021 Net Pre-Closing Medicare AR	Section 1.11(b)(i)
2022 Net Pre-Closing Medicare AR	Section 1.11(b)(i)
Buyer Financial Statements	Section 2.12
Buyer Proxy Statement	Section 5.08(a)
Buyer SEC Documents	Section 2.12
Buyer Stockholders’ Meeting	Section 5.08(c)
Call Notice	Section 6.06(b)
Certificate of Final Merger	Section 1.02
Certificate of Initial Merger	Section 1.02
Claims	Section 13.5
Class B Common Stock	Section 2.10(a)
Commission	Section 2.11(a)
D&O Insurance	Section 6.02
Earnout Objection Disputes	Section 1.13(b)
Earnout Objection Statement	Section 1.13(b)
Earnout Statement	Section 1.13(b)
Effective Time	Section 1.02
Estimated Closing Statement	Section 1.11(a)
2021 Net Pre-Closing Medicare AR	Section 1.11(b)(i)
2022 Net Pre-Closing Medicare AR	Section 1.11(b)(i)
Execution Date	Preamble
Final Merger	Recital C
Initial Merger	Recital C
Intended Tax Treatment	Recital C
Merger	Recitals
Merger LLC	Preamble
Merger LLC I	Preamble
Merger LLC II	Preamble
Merger LLC III	Preamble
Merger LLCs	Preamble
Merger Sub	Preamble
Merger Sub I	Preamble
Merger Sub II	Preamble
Merger Sub III	Preamble
Merger Subs	Preamble
Notice of Objection	Section 7.07(b)
Parent	Preamble
Preferred Stock	Section 2.11(a)
Purchase Price	Section 1.07(a)
Regulatory Filings	Section 5.03(b)
Released Buyer Person	Section 13.15
Reorganization Note Amount	Section 1.10(a)(v)
Restriction Period	Section 6.08(a)

Term	Section
SACN	Preamble
Seller Parties	Preamble
Seller Capitalization Table	Section 3.06(a)
Seller Special Representations	Section 10.01(c)
SICN	Preamble
SMG Equity	Section 6.06(a)
SNCN	Preamble
Support Agreement	Recitals
Surviving Company	Section 1.01
Surviving Company I	Section 1.01
Surviving Company II	Section 1.01
Surviving Company III	Section 1.01
Surviving Corporation	Section 1.01
Surviving Corporation I	Section 1.01
Surviving Corporation II	Section 1.01
Surviving Corporation III	Section 1.01
Surviving Corporations	Section 1.01
Tax Contest	Section 7.08
True Up Shares	Section 1.15
2021 Net Pre-Closing Medicare AR	Section 1.11(b)(i)
2022 Net Pre-Closing Medicare AR	Section 1.11(b)(i)
WARN	Section 4.13(g)

ARTICLE XII

TERMINATION

12.01 Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a) by mutual written consent of Buyer and the Seller;

(b) by Buyer, if:

(i) there has been a material violation or material breach by the Seller Parties or the Companies of any covenant, representation or warranty contained in this Agreement, which has prevented or would reasonably be expected to prevent the satisfaction of any condition to the obligations of Buyer to complete the Closing and (A) such material violation or material breach has not been waived by Buyer; (B) Buyer has provided written notice to the Seller of such material violation or material breach and its intent to terminate this Agreement pursuant to this Section 12.01(b); and (C) the Seller Parties or the Companies have not cured such material violation or material breach within ten (10) Business Days (or by the End Date, if sooner) after receiving written notice thereof from Buyer; provided, however, that Buyer shall not be entitled to terminate this Agreement pursuant to this Section 12.01(b)(i) if there has been a material violation or material breach by Buyer, any Merger Sub, or any Merger LLC of this Agreement which has prevented or would reasonably be expected to prevent satisfaction of any condition to the obligations of the Seller Parties and the Companies set forth in Article IX; or

(ii) the Transactions have not been consummated by the End Date; provided, however, Buyer shall not be entitled to terminate this Agreement pursuant to this Section 12.01(b)(ii) if Buyer’s, any Merger Sub’s or any Merger LLC’s breach of this Agreement or conduct has substantially contributed to the failure of, or has prevented, the consummation of the Transaction to occur by the End Date;

(c) by the Seller, if:

(i) there has been a material violation or material breach by Buyer, any Merger Sub or any Merger LLC of any covenant, representation or warranty contained in this Agreement which has prevented or would reasonably be expected to prevent the satisfaction of any condition to the obligations of the Seller Parties or the Companies to complete the Closing and (A) such material violation or material breach has not been waived by the Seller; (B) the Seller has provided written notice to Buyer of such material violation or material breach and its intent to terminate this Agreement pursuant to this Section 12.01(c); and (C) Buyer, any Merger Sub or any Merger LLC has not cured such material violation or material breach within ten (10) Business Days (or by the End Date, if sooner) after receiving written notice thereof from the Seller (provided, however, the failure of Buyer to make any payment required by Section 1.09, shall not be subject to cure hereunder unless otherwise agreed to in writing by the Seller); provided, however, that the Seller shall not be entitled to terminate this Agreement pursuant to this Section 12.01(c)(i) if there has been a material violation or material breach by the Seller Parties or the Companies which has prevented or would reasonably be expected to prevent satisfaction of any condition to the obligations of Buyer set forth in Article VIII;

(ii) the Transactions have not been consummated by the End Date; provided, however, the Seller shall not be entitled to terminate this Agreement pursuant to this Section 12.01(c)(ii) if the Seller Parties’ or the Companies’ breach of this Agreement or conduct has substantially contributed to the failure of, or has prevented, the consummation of the Transactions to occur by the End Date; or

(iii) (A) the conditions set forth in ARTICLE IX have been satisfied (other than those conditions that by their terms are to be satisfied at Closing, provided that each of which is capable of being satisfied if the Closing were to occur at such time), (B) the Seller delivers notice that it is prepared to complete the Closing, and (C) Buyer does not complete the Closing within two (2) Business Days;

(d) by either Buyer or the Seller, if any Governmental Authority shall have enacted, promulgated, issued, entered or enforced any injunction, judgment, order or ruling permanently enjoining, restraining or prohibiting the Transactions, which shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 12.01(d) shall not be available to any Party whose failure to fulfill any obligation or condition under this Agreement has been the cause of, or resulted in, such injunction, judgment, order or ruling; or

(e) by the Seller, if the Buyer Stockholder Proposals shall not have been approved at the Buyer Stockholders’ Meeting.

12.02 Effect of Termination. If any Party validly terminates this Agreement pursuant to Section 12.01, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party, except for this Article XII, Article XIII and pursuant to the Confidentiality Agreement, which each shall survive the termination of this Agreement as applicable and in accordance with their terms; provided, further, that the termination of this Agreement (including, but not limited to, any termination pursuant to Sections 12.01(a)(ii) or 12.01(b)(ii)) shall in no way limit any claim by a Party that another Party willfully and intentionally breached the terms of this Agreement prior to or in connection with such termination, including by failing to consummate the Transactions, nor shall such termination limit the right of such non-breaching Party to seek specific performance and all other remedies available at law or equity.

ARTICLE XIII

GENERAL PROVISIONS

13.01 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) when delivered personally to the recipient, (b) when sent via email, if sent on a Business Day on or prior to

11:59 PM in the time zone of the recipient, and if not, 12:01 AM in the time zone of the recipient on the next Business Day, and delivery is confirmed by the recipient via non-automated transmission, (c) one Business Day after the Business Day on which such communication is deposited with Federal Express or similar nationally recognized overnight courier service (charges prepaid), or (d) when delivered after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

(a)    if to Buyer, Merger Subs or Merger LLCs (or to the Companies after Closing), to:

CareMax, Inc.

1000 NW 57 Court, Suite 400

Miami, FL 3312

Attention: Chief Executive Officer and General Counsel

Email: carlos@caremax.com and meredith.longsworth@caremax.com with a copy to (which notice shall not constitute notice to Buyer):

DLA Piper LLP (US)

200 S. Biscayne Blvd.

Miami, Florida 33131

Attention: Joshua Samek, Esq. and Russell I. Sass, Esq.

Email: joshua.samek@dlapiper.com and russell.sass@dlapiper.com

(b)    if to the Seller Parties (or to the Companies prior to Closing), to:

c/o Steward Health Care System LLC

1900 N Pearl St #2400

Dallas, Texas 75201

Attention: Rubén José King-Shaw Jr. and General Counsel

Email: ruben.king-shaw@steward.org

with a copy to (which notice shall not constitute notice):

Sidley Austin LLP

1501 K Street, NW

Washington, DC 20005

Attention: Sam Wales and Krista Lewis

Email: swales@sidley.com and kklewis@sidley.com

13.02 Entire Agreement. This Agreement (including the Exhibits and Schedules attached hereto) and other documents delivered at the Closing pursuant hereto or thereto, contain the entire understanding of the Parties in respect of their subject matter and supersede all prior agreements and understandings (oral or written) between the Parties with respect to such subject matter, other than the Confidentiality Agreement. The Disclosure Schedule, Exhibits and Schedules constitute a part hereof as though set forth in full above.

13.03 Expenses. Except as otherwise provided herein, the Parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement. Notwithstanding the foregoing, in the event of litigation with respect to this Agreement, the non-prevailing party, as determined by a court of competent jurisdiction, shall reimburse the prevailing party for all costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees and expenses, incurred by the prevailing party in connection with any such litigation, including any appeal therefrom.

13.04 Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by Buyer and the Seller. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

13.05 Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns. Nothing expressed or implied herein or therein shall be construed to give any other person any legal or equitable rights hereunder. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned by the Parties without the prior written consent of the other Parties; provided, that Buyer may, without the consent of any other Party, assign their rights hereunder for collateral security purposes to any lender providing financing to Buyer. If either Seller Party enters into any agreement or arrangement with respect to, or effects, any proposed sale, exchange, dividend or other distribution or liquidation of all or substantially all of its assets or equity in one or a series of transactions or engages in any other change in control, then such Seller Party shall provide for the assumption of its obligations under Article X by the purchaser or transferee of such assets or equity or another party reasonably satisfactory to Buyer and shall provide Buyer with evidence of such assumption. Prior to entering into any such transaction, such Seller Party shall provide the Buyer with at least ten (10) days written notice of such transaction.

13.06 Counterparts. This Agreement may be executed in any number of counterparts (including by means of facsimile and electronically transmitted portable document format (.pdf) signature pages), each of which shall be an original but all of which together shall constitute one and the same instrument.

13.07 Interpretation; Schedules. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Words of one gender shall be held to include the other gender as the context requires. The word “or” shall not be exclusive. The words “herein,” “hereof,” “hereunder” or “hereby” and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific section. The headings contained herein and on the Schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the Schedules. Unless otherwise specified herein, references to any statute, listing rule, rule, standard, regulation or other law include a reference to the corresponding rules and regulations and each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time. References to any section of any statute, listing rule, rule, standard, regulation or other law include any successor to such section. References to any Contract (including this Agreement) or Governing Document are to the Contract or Governing Document as amended, modified, supplemented or replaced from time to time, unless otherwise stated. References to any Person include such Person’s predecessors or successors, whether by merger, consolidation, amalgamation, reorganization or otherwise, and permitted assigns. Any information set forth in one section of the Disclosure Schedule will be deemed to apply to other sections of the Disclosure Schedule only to the extent such disclosure is made in a way so as to make its relevance to such other section apparent from the face of such disclosure (notwithstanding the omission of a reference or cross-reference thereto). The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules hereto is not intended to imply that such amounts, or higher or lower amounts, or the items so included, are or are not required to be disclosed, and neither Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Schedules in any dispute or controversy with any Party as to whether any obligation, item or matter not described herein or included in a Schedule hereto is or is not required to be disclosed (including, without limitation, whether such amounts or items are required to be disclosed as material). The information contained in the Schedules hereto is disclosed solely for the purposes of this Agreement, and no information contained therein shall be deemed to be an admission by any Party to any third party of any matter whatsoever, including of any violation of Law or breach of any agreement.

13.08 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the internal substantive Laws of Delaware applicable to contracts executed and to be wholly performed within Delaware.

13.09 Forum Selection; Consent to Jurisdiction; Waiver of Jury Trial.

(a) Any Proceeding against any Party or arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought exclusively in the state or federal courts located in New Castle County in the State of Delaware (the “Designated Courts”), and the Parties accept the exclusive jurisdiction of the Designated Courts for the purpose of any Proceeding. Each Party agrees that service of any process, summons, notice or document by U.S. registered mail addressed to such Party in accordance with Section 13.01 shall be effective service of process for any action, suit or proceeding brought against such Party in any such court. Buyer, each Merger Sub and each Merger LLC hereby designate the individual listed in Section 13.01(a) to whom notice may be given on behalf of Buyer or any of its Subsidiaries as its true and lawful agent upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Seller or the Companies. The Seller hereby designates the individual listed in Section 13.01(b) to whom notice may be given on behalf of the Seller or any of its Subsidiaries as its true and lawful agent upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of Buyer, any Merger Sub, or any Merger LLC.

(b) In addition, each Party hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any Proceeding arising out of or relating to this Agreement in any Designated Court or any judgment entered by any of the Designated Courts and hereby further irrevocably waives any claim that any Proceedings brought in the Designated Courts has been brought in an inconvenient forum.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE OUT OF, OR WITH RESPECT TO, THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 13.09. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13.10 Specific Performance. Each of the Parties agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that each Party would be irreparably harmed if any of the provisions of the Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in addition to any other remedy to which a non-breaching Party may be entitled at Law, a non-breaching Party shall be entitled to injunctive relief without the posting of any bond or other undertaking to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. Each Party further waives any defense that a remedy at Law would be adequate in any action or Proceeding for specific performance or injunctive relief hereunder.

13.11 Arm’s Length Negotiations; Drafting. Each Party herein expressly represents and warrants to the other Parties that before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; said Party has relied solely and completely upon its own judgment in executing this Agreement; said Party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement, which is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel. This Agreement shall be deemed drafted jointly by the Parties and nothing shall be construed against one Party or another as the drafting Party.

13.12 Time. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

13.13 Made Available. The phrase “made available to Buyer” or similar phrases as used in this Agreement shall mean that the subject documents were posted to the “Project Sparta” data room hosted by Donnelly Financial Solutions prior to 5:00 pm ET on the day that is two Business Days prior to the Execution Date.

13.14 Confidentiality; Publicity. Except as may be required by Law, including the requirements of any national securities exchange on which a Party’s securities are listed, or as otherwise permitted or expressly contemplated herein, no Party or its respective Affiliates, employees, agents and representatives shall disclose to any third party the existence of this Agreement or the subject matter or terms hereof without the prior consent of the other Party; provided, however, that the Seller, SHCS and their respective Affiliates (collectively, the “Seller Entities”) shall be permitted to (a) disclose such information to their attorneys, advisors, representatives, members or investors and (b) disclose and use such confidential information in connection with enforcing their rights and fulfilling their obligations under this Agreement or any other agreement entered into in connection with this Agreement. No press release or public announcement related to this Agreement or the transactions contemplated herein, or prior to the Closing, any other announcement or communication to the employees, customers, suppliers, providers or payors of the Companies or any of their Subsidiaries, shall be issued or made by any Party without the approval of the other Party, unless required by Law (in the reasonable opinion of counsel) in which case the other Party shall have the right to review such press release, announcement or communication prior to its issuance, distribution or publication. Notwithstanding the foregoing, but subject to Section 5.06, nothing in this Agreement shall restrict the ability of any of the Seller Entities from providing (i) the financial results achieved by any of the Seller Entities with respect to their beneficial interest in the Companies or any of their Subsidiaries or (ii) a description of the Companies and their Subsidiaries (including their financial performance, and the Seller Entities’ investment and role therein), and such other information as the Seller Entities provide to third parties in the ordinary course of its business to the current or prospective limited partners, financing sources or other business associates of the Seller Entities and their respective advisors in the ordinary course of business.

13.15 Releases. As of the Closing, each Seller Party, on behalf of itself and its Subsidiaries (excluding, as of immediately following the Closing, the Surviving Companies and their Subsidiaries) hereby releases and forever discharges Buyer, the Companies and each of their respective Affiliates, successors, assigns, former, current or future direct or indirect stockholders, equity holders, controlling persons, portfolio companies, members, general or limited partners or other representatives in each case, solely in their capacities as such (each, a “Released Buyer Person”) from all debts, demands, causes of action, suits, covenants, torts, damages and any and all claims, defenses, offsets, judgments, demands and liabilities whatsoever, of every name and nature, both at law and in equity, known or unknown, accrued or unaccrued (collectively, the “Claims”), that have been or could have been asserted against any Released Buyer Person, that each Seller Party has or ever had, that arises out of or relates to events, circumstances or actions occurring, existing or taken prior to the Closing Date in respect of the Business; provided, however, that the Parties acknowledge and agree that this Section 13.15 does not apply to and shall not constitute a release of any Claims, rights or obligations to the extent arising under this

Agreement or any of the Ancillary Documents, Claims of Fraud, or Claims that cannot be released as a matter of Law or by private agreement.

13.16 Company Representation. Each of the Parties hereby agrees, on its own behalf and on behalf of its directors, members, partners, officers, employees and Affiliates, that Sidley Austin LLP may serve as counsel to the Seller Entities, on the one hand, and the Companies and their Subsidiaries, on the other hand, in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the Transactions, and that, following consummation of the Transactions, Sidley Austin LLP (or any successor) may serve as counsel to the Seller Entities (or any member of the Seller Entities) or any director, member, partner, officer, employee or Affiliate of the Seller Entities (or any member of the Seller Entities) in connection with any litigation, claim or obligation arising out of or relating to this Agreement or the Transactions notwithstanding such representation, and each of the Parties consents thereto and waives any conflict of interest arising therefrom, and each of such Parties shall cause its Affiliates to consent to and waive any conflict of interest arising from such representation. Buyer further agrees that, as to all communications among Sidley Austin LLP, the Seller, Parent and/or the Companies or any of their Subsidiaries in connection with any matter, including without limitation in connection with the Transactions, the attorney-client privilege and the expectation of client confidence (and the right to waive or assert such privilege) belongs to the Seller and may be controlled by the Seller and shall not pass to or be claimed by Buyer, the Companies or any of their Subsidiaries. The Parties agree that Sidley Austin LLP shall not, without the consent of the Seller, be required to disclose to Buyer, the Companies or any of their Subsidiaries, any advice given in connection with this Agreement and the Transactions.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BUYER:

CAREMAX, INC.

By:	/s/ Carlos de Solo

Name:	Carlos de Solo
Title:	Chief Executive Officer

MERGER SUBS:

SPARTA MERGER SUB I INC.

By:	/s/ Carlos de Solo

Name:	Carlos de Solo
Title:	Chief Executive Officer

SPARTA MERGER SUB II INC.

By:	/s/ Carlos de Solo

Name:	Carlos de Solo
Title:	Chief Executive Officer

SPARTA MERGER SUB III INC.

By:	/s/ Carlos de Solo

Name:	Carlos de Solo
Title:	Chief Executive Officer

MERGER LLCS:

SPARTA MERGER SUB I LLC

By:	/s/ Carlos de Solo

Name:	Carlos de Solo
Title:	Chief Executive Officer

SPARTA MERGER SUB II LLC

By:	/s/ Carlos de Solo

Name:	Carlos de Solo
Title:	Chief Executive Officer

SPARTA MERGER SUB III LLC

By:	/s/ Carlos de Solo

Name:	Carlos de Solo
Title:	Chief Executive Officer

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

COMPANIES:

SPARTA SUB, INC.

By:	/s/ Mark Rich

Name:	Mark Rich
Title:	President, Treasurer, and Secretary

SNCN HOLDCO INC.

By:	/s/ John Donlan

Name:	John Donlan
Title:	President

SICN HOLDCO INC.

By:	/s/ John Donlan

Name:	John Donlan
Title:	President

SELLER PARTIES:

SPARTA HOLDING CO. LLC

By:	/s/ Mark Rich

Name:	Mark Rich
Title:	President, Treasurer, and Secretary

STEWARD HEALTH CARE SYSTEM LLC

By:	/s/ Ralph de la Torre, M.D.

Name:	Ralph de la Torre, M.D.
Title:	Chairman and CEO

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

Exhibit I

Form of Investor Rights Agreement

See Attached.

INVESTOR RIGHTS AGREEMENT

This INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made as of [●], 2022, by and among CareMax, Inc., a Delaware corporation (the “Company”), Dr. Ralph de la Torre (“RDLT”), Dr. Michael Callum (“MC”), Medical Properties Trust, Inc., a Maryland corporation (“MPT”), Sparta Holding Co. LLC, a Delaware limited liability company (“Seller”), and each of the other Persons who, at any time, own securities of the Company and are set forth on the signature pages hereto or enter into a joinder to this Agreement, in each case, agreeing to be bound by the terms hereof. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8.1 hereof.

RECITALS

WHEREAS, the Company, Sparta Sub Inc., a Delaware corporation (“SACN Holdco”), Steward National Care Network Inc., a Delaware corporation (“SNCN Holdco”), Steward Integrated Care Network Inc., a Delaware corporation (“SICN Holdco” and, collectively with SACN Holdco and SNCN Holdco, the “Target Companies”), Seller and certain other parties thereto, have entered into that certain Agreement and Plan of Merger, dated as of May 31, 2022 (as the same may be amended from time to time, the “Merger Agreement”);

WHEREAS, upon, and subject to, the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), all of the issued and outstanding shares of the Target Companies were automatically converted into the right to receive (i) a cash payment and 23,500,000 shares of Common Stock, as adjusted pursuant to the terms of the Merger Agreement (the “Closing Class A Shares”), and (ii) the Earnout Class A Shares (as defined in the Merger Agreement) (if any), to the extent issuable to Seller in accordance with the Merger Agreement (the Closing Class A Shares together with the Earnout Class A Shares, the “Seller Class A Shares”); and

WHEREAS, the parties hereto wish to set forth certain understandings between such parties, including with respect to certain governance matters and the Steward Parties’ ownership of shares of Common Stock and to establish certain rights, restrictions and obligations of the Company and the Steward Parties.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

CORPORATE GOVERNANCE

Section 1.1    Election of Directors. Subject to the terms and conditions of this Agreement, (i) from and after the Closing until the First Threshold Date, RDLT shall have the right to designate one individual (in his discretion) to be nominated to serve on the Board (the “First Steward Nominee”), and (ii) if the Earnout Class A Shares are issuable to Seller in accordance with the Merger Agreement, then from and after the Earnout Issuance Date until the Second Threshold Date, RDLT shall have the right to designate one additional individual (in his discretion) to be nominated to serve on the Board (the “Second Steward Nominee” and together with the First Steward Nominee, the “Steward Nominees”), in each case, by giving written notice (“Election Notice”) to the Company in accordance with Section 9.11 hereof in no event later than the deadline for receipt of a stockholder proposal to be eligible for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, with respect to any meeting of the Company’s stockholders at which directors of the applicable class are to be elected (or, if the Certificate of Incorporation no longer provides for the division of directors into three (3) classes, any meeting of the Company’s stockholders at which directors are to be elected) (any such meeting, an “Applicable Election”). In furtherance of the foregoing, (x) within five (5) Business Days after the latest of (i) the Closing and (ii) receipt of the Election Notice by the Company’s secretary or other officer designated for receipt of a stockholder proposal under the Bylaws, and (y)    if applicable, within five (5) Business Days after the latest of (i) the Earnout Issuance Date (if at all), and (ii) receipt of the Election Notice by the Company’s secretary or other officer designated for receipt of a stockholder proposal under the Bylaws, the Board shall increase the size of the Board by one (1) director, as applicable, which vacancies shall be created on the applicable Classes of the Board in accordance with the provisions of Section 1.1(b) below, if the Certificate of Incorporation shall provide for the division of directors into three (3) classes; provided, however, that with respect to clause (x), if the Election Notice is received by the Company’s secretary or other officer designated for receipt of a stockholder proposal under the Bylaws at least five (5) Business Days prior to the Closing, such Board action shall be effective as of the Closing.

(a)    RDLT will, in connection with any such nomination, (i) provide such additional information about the Steward Nominees as reasonably requested by the Nominating and Corporate Governance Committee of the Board or other relevant committee of the Board that oversees nominations of members of the Board (the “Committee”) consistent in all material respects with information requested of other nominees to the Board and (ii) cause the Steward Nominees to complete the Company’s director questionnaire and be reasonably available for interviews and discussions with the Committee.

(b)     If RDLT is entitled to designate a Steward Nominee pursuant to Section 1.1(a), for so long as the Certificate of Incorporation shall provide for the division of directors into three (3) classes, each such Steward Nominee shall be designated as a class of director whose term will end at the next annual meeting of the Company’s stockholders following such Steward Nominee’s appointment; provided, however, that if the foregoing would result in the two Steward Nominees being the same class of director, the Second Steward Nominee shall be designated as a class of director whose term would end at the subsequent annual meeting of the Company’s stockholders. The Steward Nominees must be reasonably acceptable to the Committee and the Board (as determined by the directors on the Committee and the Board other than the Steward Designees); provided, that the Steward Nominees do not need to qualify as “independent” directors of the Company under Rule 5605(a)(2) of the Nasdaq Listing Rules (or other national securities exchange on which shares of Common Stock are listed), but may be appointed to and serve on a Committee only if and to the extent that the Steward Nominee shall satisfy the requirements for service on a Committee under applicable Laws and stock exchange rules, Charter, Bylaws or committee charter; provided, further, that the Steward Nominees do not need to have any specific qualifications to be considered reasonably acceptable; provided, however, that RDLT and the Company, on behalf of the Committee and the Board, hereby agree that a Steward Nominee or Steward Designee shall cease to be deemed reasonably acceptable and may be removed from the Board in accordance with Section 1.2(a) for Cause.

(c)    Subject to Section 1.1(j), the Company shall (to the extent not prohibited by or in breach or violation of applicable Law) ensure that (i) each Steward Nominee nominated in accordance with this Section 1.1 is included in the Board’s slate of nominees submitted to the stockholders for election as directors at the next Applicable Election; (ii) each such Steward Nominee is included in the proxy statement prepared by management of the Company in connection with soliciting proxies for the next Applicable Election; (iii) the Board recommends that the Company’s stockholders vote in favor of the election of each such Steward Nominee; (iv) the Company supports each such Steward Nominee for election in a manner no less favorable than the manner in which the Company supports its other nominees; and (v) the Company otherwise uses its commercially reasonable efforts to cause the election of each such Steward Nominee to the Board at each Applicable Election.

(d)    If there is a Nominee Rejection (as defined below) pursuant to Section 1.1(j) hereof or removal of a Steward Designee in accordance with Section 1.2, then RDLT shall have the right to designate an alternate Person to be nominated for election by the Board (the “Alternate Steward Nominee”) by giving written notice to the Company in accordance with Section 9.11 hereof in no event later than fifteen (15) Business Days after receipt of notice of the Nominee Rejection or removal of a Steward Designee for Cause.

(e)    RDLT will, in connection with such nomination, (i) provide such additional information about the Alternate Steward Nominee as reasonably requested by the Committee and (ii) cause the Alternate Steward Nominee to complete the Company’s director questionnaire and be reasonably available for interviews and discussions with the Committee.

(f)    Subject to Section 1.1(j) hereof, the Company shall (to the extent not prohibited by or in breach or violation of applicable Law) ensure that: (i) each Alternate Steward Nominee nominated in accordance with his Section 1.1 is included in the Board’s slate of nominees submitted to the Company’s stockholders for election as directors at the next Applicable Election; (ii) each such Alternate Steward Nominee is included in the proxy statement prepared by management of the Company in connection with soliciting proxies for the next Applicable Election; (iii) the Board recommends that the Company’s stockholders vote in favor of the election of each such Alternate Steward Nominee; and (iv) the Company otherwise uses its commercially reasonable efforts to cause the election of each such Alternate Steward Nominee to the Board at each Applicable Election.

(g)    The Company shall work in good faith with RDLT to identify and pre- clear Steward Nominees and Alternate Steward Nominees, as the case may be, and take such other actions as reasonably requested by RDLT to assist RDLT in submitting Steward Nominees or Alternate Steward Nominees, as the case may be, that will not result in a Nominee Rejection under Section 1.1(j) hereof.

(h)    For so long as RDLT is entitled to nominate a Steward Nominee pursuant to Section 1.1(a), if a vacancy occurs because of the death, disability, disqualification, resignation or removal of a Steward Designee as a member of the Board, the Company shall provide written notice of such vacancy to RDLT within three (3) Business Days of such vacancy. RDLT shall be entitled to designate such Person’s successor (the “Vacancy Nominee”) by giving written notice to the Company. Within thirty (30) Business Days of the date RDLT receives written notification of the vacancy from the Company RDLT shall notify the Company of any Vacancy Nominee or that it does not intend to fill such vacancy at such time. RDLT will provide the Company with such additional information about the Vacancy Nominee as is reasonably requested by the Committee and cause the Vacancy Nominee to be reasonably available for interviews and discussions with the Committee. Any successor that is appointed to fill a vacancy pursuant to this Section 1.1(h) shall have the right to serve until the next Applicable Election, or until his/her successor is elected and duly qualified.

(i)    If there is a Nominee Rejection with respect to a Vacancy Nominee, then RDLT shall have the right to designate an alternative Person to fill the vacancy (the “Alternative Vacancy Nominee”) by giving written notice to the Company no later than fifteen (15) Business Days after receipt of notice of the Nominee Rejection. RDLT will provide the Company with such additional information about the Alternative Vacancy Nominee as is reasonably requested by the Committee and cause the Alternative Vacancy Nominee to be reasonably available for interviews and discussions with the Committee.

(j)    Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to appoint to the Board, cause to be nominated for election to the Board or recommend to the stockholders the election of any Person the appointment, nomination or recommendation of whom the Board or the Committee determines in good faith, after consultation with and upon the advice of outside legal counsel, would constitute a breach of its fiduciary duties, including in connection with the Company’s due diligence process described below (a “Nominee Rejection”). Each Steward Nominee shall be subject to the Company’s customary due diligence process, including its review of a completed director questionnaire and a customary background check. Based on the foregoing, the Company may reasonably object to any such Steward Nominee within ten (10) days of receiving such completed questionnaire and background check authorization, provided that such objection is based upon one or more of the following: (1) such Steward Nominee was the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently enjoining such Steward Nominee from, or otherwise limiting, such Steward Nominee from engaging in any type of business practice, (2) such Steward Nominee is, at the time of nomination, a Competitor or employed or otherwise engaged in any capacity by a Competitor, or (3) such Steward Nominee could be removed from the

Board in accordance with Section 1.2(a) for Cause (assuming such Steward Nominee had been a director of the Company) (clauses (1)- (3) collectively, the “Eligibility Criteria”); provided, however, that upon the occurrence of a Nominee Rejection, the Company shall promptly and, in any event, within five (5) Business Days notify RDLT in writing of the occurrence of such Nominee Rejection, the reasons therefor and permit RDLT to provide an alternate individual in accordance with the applicable provisions hereof (Section 1.1(d) for a Steward Nominee or Alternate Steward Nominee for election at stockholder meetings and Section 1.1(h) and Section 1.1(i) for a Vacancy Nominee or Alternative Vacancy Nominee for filling vacancies on the Board) and the Company shall use its reasonable best efforts to perform its obligations hereunder with respect to such Alternate Steward Nominee or Alternative Vacancy Nominee.

(k)    The rights of RDLT hereto do not attach to his respective shares of Common Stock and may only be assigned pursuant to Section 9.5 hereof.

(l)    No later than five (5) Business Days after the First Threshold Date has occurred, RDLT will cause one (1) Steward Designee to resign immediately from the Board and all applicable committees thereof. No later than five (5) Business Days after the Second Threshold Date, RDLT will cause one (1) Steward Designee to resign immediately from the Board and all applicable committees thereof.

Section 1.2    Resignation or Removal of Steward Designees.

(a)    The Board by majority vote (excluding any Steward Designees subject to removal) may recommend the removal of any Steward Designee to the stockholders of the Company for Cause. For the avoidance of doubt, the vacancy created by such removal shall be filled in accordance with Section 1.1(h).

(b)    RDLT has the right to cause the Steward Designees to resign or recommend to the stockholders of the Company that the Steward Designees be removed from the Board, and the vacancy created by such resignation or removal shall be filled in accordance with Section 1.1(h).

(c)    Within five (5) Business Days of receipt of written notice from` an authorized officer of the Company that a majority of the Board shall have determined that a Steward Designee no longer satisfies the Eligibility Criteria in any respect that is not in good faith contested in by RDLT in writing, RDLT shall cause a Steward Designee to resign immediately and the vacancy created by such resignation shall be filled in accordance with Section 1.1(h).

(d)    Each Steward Designee shall, and RDLT shall use his reasonable best efforts to cause each Steward Designee to, resign from the Board in accordance with the terms of any policies or guidelines adopted by the Board that are applicable to members of the Board (or any Committee thereof) as a whole.

(e)    In the event that the Board or RDLT makes the recommendation that a Steward Designee should be removed pursuant to Section 1.2(a) or Section 1.2(b), the Board or RDLT, as applicable, shall provide written notice to the Company and the other Steward Parties of such determination, and the Company and the Steward Parties agree to take all action necessary to give effect to such determination, including (i) causing such Steward Designee to resign from the Board promptly and (ii) if necessary, appearing at a meeting and voting or causing to be voted at such meeting all of its Voting Securities Beneficially Owned by them, or executing a written consent, in favor of removal of any such Steward Designee.

Section 1.3    Compensation. Except to the extent RDLT may otherwise notify the Company, the Steward Designees (to the extent they are not also employees of the Company) shall be entitled to compensation consistent with the compensation received by other non- employee directors and members of committees of the Board, including any fees and equity awards and any reimbursement for reasonable out-of-pocket expenses incurred in connection with their attendance of meetings of the Board (or committees of the Board) or the performance of their other duties as a director. The Company shall reimburse each Steward Designee for his or her reasonable out-of-pocket expenses incurred in connection with the attendance of meetings of the Board or any committee of the Board.

Section 1.4    Indemnification. For so long as any Steward Designee serves as a director of the Company, (i) the Company shall provide such Steward Designee with at least the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of the Company and (ii) the Company shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Steward Designee as and to the extent consistent with applicable Law, the Certificate of Incorporation, the Company’s Amended and Restated Bylaws and any indemnification agreements with directors of the Company (whether such right is contained in the organizational documents of the Company or another document) (except to the extent such amendment or alteration permits the Company to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

Section 1.5    Committee Participation. Subject to applicable Law, the listing requirements and corporate governance rules of Nasdaq (or other national securities exchange on which shares of Common Stock are then listed), including any heightened independence requirements for service on specific committees, for so long as any Steward Designee serves as a director of the Company, (a) the Board shall in good faith consider appointing the Steward Designees to committees of the Board on which such Steward Designee is qualified to serve, and (b)    if a Steward Designee is not a member of a particular committee of the Board, the Company shall deliver written notice of any meetings or actions to be taken by written consent of such committee to the Steward Designees at the same time as the members of such committee receive notice.

Section 1.6    Voting Requirements.

(a)    From and after the Closing until the expiration of the Tail Period, each of RDLT and MC will, and will cause their respective Affiliates to, be counted as present for purposes of establishing a quorum and vote or cause to be voted all Voting Securities Beneficially Owned by them as of the record date for determining the stockholders of the Company entitled to vote at any annual or special meeting of stockholders of the Company (however noticed or called), or, to the extent action is permitted to be taken by written consent, pursuant to any written consent of the Company’s stockholders, in accordance with the recommendation of the Board; provided, that until the earlier of (a) the Earnout Issuance Date, or (b) the date that is two years following the Closing, each of RDLT and MC and their respective Affiliates will be permitted to vote (i) the Closing Class A Shares then held by them and (ii) shares of Common Stock in an amount equal to their respective portions of the Earnout Class A Shares, in each case as each of RDLT and MC determine in their sole discretion on Company stockholder votes to approve (A) solely if a vote of the Common Stock is required by the General Corporation Law of the State of Delaware or the listing rules of the Nasdaq Stock Market, or such other national securities exchange on which the Common Stock is primarily listed, the issuance of shares of any class or series of capital stock of the Company (or any security convertible into or exercisable for shares of any class or series of capital stock of the Company), other than (1) the issuance of shares of any class or series of capital stock of the Company (or any security convertible into or exercisable for shares of any class or series of capital stock of the Company) to directors, officers, employees, or consultants of the Company or its subsidiaries or affiliates as compensation in connection with their service as such, or (2) the issuance of shares of any class or series of capital stock of the Corporation (or any security convertible into or exercisable for shares of any class or series of capital stock of the Corporation), the proceeds of which would be used solely to repay indebtedness of the Company and related expenses, or (B) a Change in Control in which the enterprise value of the Company implied in such transaction is less than $2,500,000,000; provided, further, that during any Tail Period, each of RDLT and MC and their respective Affiliates shall be permitted to vote Voting Securities Beneficially Owned by them, in the aggregate, up to the Cap as each of RDLT and MC determine in their sole discretion on stockholder votes to approve a Change in Control. Notwithstanding anything in this Section 1.6(a) to the contrary, each of RDLT and MC and their respective Affiliates shall be permitted to vote Voting Securities Beneficially Owned by them as each of RDLT and MC determine in their sole discretion with respect to any proposal submitted by any stockholder of the Company (including any proposal pursuant to Rule 14a-8) or by the Board in direct response to a stockholder of the Company, regardless of the Board’s recommendation with respect to such proposal.

(b)    Following the expiration of the Tail Period, each of RDLT and MC will (i) be permitted to vote Voting Securities Beneficially Owned by them, in the aggregate, up to the Cap as each of RDLT and MC determine in their sole discretion and (ii) vote all Voting Securities Beneficially Owned by them, in the aggregate, in excess of the Cap in the same proportion as the holders of Voting Securities (other than RDLT and MC and their respective Affiliates) vote their Voting Securities with respect to any given matter; provided, that each of RDLT and MC may elect, in their sole discretion, to instead vote all Voting Securities Beneficially Owned by them in excess of the Cap in accordance with the recommendation of the Board.

(c)    Each of RDLT and MC hereby irrevocably appoint as his proxy and attorney-in-fact the Chief Executive Officer and the General Counsel of the Company, and each of them, in his or her capacity as such, and any individual who shall hereafter succeed to such offices of the Company, with full power of substitution, to vote or execute written consents with respect to all Voting Securities Beneficially Owned by each of RDLT and MC in accordance with Section 1.6(a); provided that such proxy may only be exercised if RDLT or MC has failed to comply with the terms of Section 1.6(a) by the date that is two (2) Business Days prior to the applicable meeting (or within two (2) Business Days after the request for written consents, as applicable). This proxy is coupled with an interest and shall be irrevocable, and each of RDLT and MC will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revoke any proxy previously granted by him with respect to any Voting Securities Beneficially Owned by him.

ARTICLE II

STANDSTILL RESTRICTIONS

Section 2.1    Standstill Restrictions. Each of RDLT and MC shall not, and shall cause each of their respective Affiliates not to, directly or indirectly, alone or in concert with others, take any of the actions set forth below (or take any action that would reasonably be expected to require the Company to make an announcement regarding any of the following):

(a)    effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in:

(i)    any (A) acquisition of Beneficial Ownership of any Equity Interests of the Company (except pursuant to the Merger Agreement, the provisions of Article V of this Agreement, or by way of any stock split, dividend, spin-off, combination, reclassification or recapitalization of the Company and its Common Stock), or (B) tender offer, exchange offer, merger proposal or other offer or extraordinary transaction, in each case with respect to clause (A) or (B) the effect of which if completed would be a Change in Control or otherwise engage in a Change in Control unless such acquisition, tender offer, exchange offer, merger proposal, proposal or transaction is approved by a majority of the independent directors of the Board; provided, that if such acquisition, tender offer, exchange offer, merger proposal, proposal or transaction is being conducted by a third-party that is not an Affiliate of RDLT and MC, the foregoing shall not prevent RDLT and MC from tendering, exchanging, exercising voting rights in respect of, or otherwise exercising rights in respect of and opting to receive the benefit of such proposal or transaction in the same manner as offered to other holders of the Company’s Common Stock not participating in the “group” (as such term is used in Section 13(d)(3) of the Exchange Act) conducting such proposal or transaction; or

(ii)    any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Commission, but without regard to the exclusion set forth in Section 14a-1(l)(2)(iv) from the definition of “solicitation”) with respect to the Company or any of its Affiliates or any action resulting in any of RDLT and MC, or any of their Affiliates, or such other Person becoming a “participant” in any “election contest” (as such terms are used in the proxy rules of the Commission) with respect to the Company or any of its Subsidiaries; provided that, none of RDLT and MC will be deemed to be engaged in the solicitation of proxies or such a “participant” merely by reason of the membership of the Steward Designees on the Board or a recommendation of the Board as to how stockholders of the Company should vote;

(b)    except as contemplated by Section 1.1 and Section 1.2 of this Agreement, (a) propose any matter for submission to a vote of stockholders of the Company or any of its Affiliates or (b) seek election to, seek to place a representative on, or seek the removal of, any director of the Company or any of its Affiliates;

(c)    form, join or participate in a “group” (as such term is used in Section 13(d)(3) of the Exchange Act) with respect to any Equity Interest of the Company, or deposit any Equity Interest of the Company in a voting trust or, except as contemplated by this Agreement, subject any Equity Interest of the Company to any arrangement or agreement with respect to the voting of such Equity Interest or other agreement having similar effect; provided, that acting in accordance with the recommendation of the Company’s then current Board or officers (including, without limitation, the voting obligations set forth in Section 1.6) shall not be prohibited by the foregoing restriction;

(d)    except as contemplated by this Agreement and except for proxies granted to Affiliates of RDLT and MC (and their respective employees, attorneys and agents (other than Persons who are attorneys and agents solely as a result of the granting of such proxy), grant any proxy with respect to any Equity Interests of the Company;

(e)    enter into any discussions, negotiations, arrangements or understandings with any Persons with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

(f)    disclose to any Person (other than an Affiliate) or otherwise induce, encourage, discuss or facilitate, any intention, plan or arrangement inconsistent with the foregoing or with the restrictions on transfer set forth in Article III or form any such intention which would result in the Company or any of its Affiliates or any of RDLT and MC or any of their Affiliates being required to make any such disclosure in any filing with a Governmental Authority or being required to make a public announcement with respect thereto.

Section 2.2    Termination of Standstill Restrictions. The provisions of this Article II shall apply at all times that a Steward Designee or an Affiliate of RDLT is serving on the Board and shall terminate following the expiration of the Tail Period, and may earlier terminate upon approval of the Board (excluding any Steward Designee); provided, however, that if RDLT or MC take any actions after the expiration or termination of the provisions of this Article II that would have been prohibited pursuant to the provisions of this Article II or while on the Board, then the rights of RDLT and MC pursuant to Section 1.1 of this Agreement shall terminate.

ARTICLE III

RESTRICTIONS ON TRANSFER

Section 3.1    Transfers During the Lock-Up Period. From and after the Closing until the first (1st) anniversary of the Closing Date, none of the Steward Parties or MPT shall Transfer any shares of Common Stock except (i) each of MPT, RDLT and MC shall be entitled to sell in the aggregate up to four percent (4%) of the Company’s outstanding Common Stock (calculated as of immediately following the Closing, and as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares) in open market transactions, (ii) Transfers expressly permitted under this Agreement or pursuant to a Change in Control so long as (A) such Change in Control has been approved by the Board or (B) such Change in Control has been accepted by a majority of the Company’s stockholders other than MPT, RDLT and MC and each of their respective Affiliates, (iii) Transfers with the prior written consent of the Board, and (iv) Transfers to Permitted Transferees (subject to Section 9.5) and, in the case of clauses (i)-(iv):

(a) pursuant to an effective Registration Statement under the Securities Act;

(b) pursuant to Rule 144; or

(c)    upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that such Transfer is exempt from registration under the Securities Act and applicable state laws.

Section 3.2    Transfers Following the Lock-Up Period. From and after the first (1st) anniversary of the Closing Date, each of RDLT and MC shall be permitted to Transfer shares of Common Stock, subject to Article IV, (a) in open market sales or (b) in privately negotiated sales; provided, that each of RDLT and MC hereby covenants and agrees that he shall not Transfer any shares of Common Stock in such privately negotiated sale (i) to any Person if, to the knowledge of either RDLT or MC, as applicable, such Transfer would cause such Person and its Affiliates to own more than 4.99% of the outstanding Common Stock as of the date of such Transfer or (b) to any Person known by RDLT or MC, after reasonably inquiry, to be a Competitor without the prior written approval of the independent directors of the Board.

Section 3.3    Restrictions on Encumbrances. From and after the Closing until the first (1st) anniversary of the Closing Date, no Steward Party or MPT shall hedge, pledge, mortgage, charge or otherwise create any encumbrance over any shares of Common Stock held by it (other than the pledge of such Common Stock in favor of the agent for the secured parties under the financing facility of SHCS and its Subsidiaries in effect on the date hereof, as the same may be amended, as required thereunder to secure a release of the Target Parties and in connection with any exercise of remedies in respect of such pledge). For the avoidance of doubt, the expiration of the covenants set forth in this Section  3.3 shall not limit or otherwise affect the covenants or other restrictions contained in this Agreement or otherwise applicable to the directors (including any Steward Designee).

Section 3.4    Transfers Not in Compliance. A purported or attempted Transfer of shares of Common Stock by a Steward Party or MPT, and any purported assignment of a Steward Party’s or MPT’s rights and obligations hereunder, that does not comply with Section 3.1, Section  3.2, Section 3.3 and Section 9.5 shall be void ab initio and the purported transferee or successor by operation of law shall not be deemed to be a stockholder of the Company for any purpose and shall not be entitled to any of the rights of a stockholder, including, without limitation, the right to vote any shares of Common Stock entitled to vote or to receive a certificate or certificates for the shares of Common Stock or any dividends or other distributions on or with respect to the shares of Common Stock.

Section 3.5    Legends on Certificates. Subject to Section 7.10(b), each of the Steward Parties and MPT hereby acknowledges and agrees that, during the term of this Agreement, each of the certificates or book-entry confirmations representing the Seller Class A Shares shall be subject to stop transfer instructions and shall include legends in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ALL APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN SECURITIES LAWS.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN INVESTOR RIGHTS AGREEMENT, DATED AS OF [●], 2022, AMONG CAREMAX, INC. (THE “COMPANY”) AND CERTAIN OTHER PARTIES THERETO (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY).”

ARTICLE IV

RIGHT OF FIRST OFFER; CO-SALE RIGHTS.

Section 4.1    Right of First Offer.

(a)    If RDLT or MC (a “Transferor”) proposes to Transfer any shares of Common Stock to one or more Persons in accordance with Article III, except (i) for a Transfer to a Permitted Transferee or (ii) a Transfer

in accordance with Section 4.3, the Transferor shall first deliver an irrevocable written notice to the Company (the “Transfer Notice”) offering such shares of Common Stock for sale and specifying the number of shares of Common Stock to be sold (the “Offered Securities”), the purchase price thereof, a summary in reasonable detail of any material covenants or conditions to closing of the proposed Transfer, and the proposed closing date upon which the proposed Transfer is to be effected.

(b) Upon receipt of the Transfer Notice, the Company shall have a period of (i) three (3) Business Days, in the event of a proposed Block Trade or (ii) ten (10) Business Days for all other Transfers (such period, the “Company Option Period”), to elect to purchase all, and not less than all, of the Offered Securities at the price and subject to the terms and conditions as described in the Transfer Notice, by notifying the Transferor in writing before expiration of the applicable Company Option Period of its intention to purchase all of the offered Securities.

(c)    If the Company gives the Transferor written notice pursuant to Section 4.1(b) that it desires to purchase the Offered Securities, then payment for the Offered Securities to be purchased shall be made by wire transfer in immediately available funds of the appropriate currency, against transfer of such Offered Securities to be purchased and, an executed instrument of transfer, at a place agreed by the Transferor and the Company, and at the time of the scheduled closing therefor.

Section 4.2    Co-Sale Rights.

(a)    In the event of any proposed Transfer of shares of Common Stock by RDLT (x) in connection with a Transfer of twenty-five percent (25%) or more of the Company’s outstanding shares of Common Stock to a single holder or a group (within the meaning of Rule 13d-3 of the Exchange Act), including, but not limited to, a Change in Control, or (y) to one or more Competitors, if (i) the Company was entitled to exercise but elected not to exercise its right of first offer as to any Offered Securities proposed to be sold by RDLT in the Transfer Notice, (ii) at the time of the proposed Transfer, the Earnout Class A Shares have been issued in accordance with the Merger Agreement, and (iii) RDLT and his Affiliates Beneficially Own at least ten percent (10%) of the Company’s outstanding shares of Common Stock, then the Company shall have the right to participate in such proposed Transfer, to the prospective transferee on the same terms and conditions as specified in the Transfer Notice by notifying RDLT in writing within three (3) Business Days upon the expiration of the Company Option Period; provided that the Company shall not be obligated in connection with such Transfer (i) to pay any amount with respect to any liabilities arising from the representations and warranties made by it in excess of its share of the total consideration paid by the prospective transferee, (ii) to make any representations or warranties concerning the business or assets of the Company, or (iii) enter into any non-competition or non-solicitation covenant or agreement.

(b)    The maximum number of shares of Common Stock that the Company may elect to sell shall be equal to the product of (i) the aggregate number of the Offered Securities subject to the co-sale right herein, multiplied by (ii) a fraction, the numerator of which is the sum of the total number of shares of Common Stock not held by RDLT (determined on a fully-diluted and an as-converted basis) and (b) the denominator of which is sum of the total number of shares of Common Stock outstanding (determined on a fully-diluted and an as-converted basis), in each case calculated as of the date on which such Transfer Notice is delivered to the Company.

(c)    The Company shall effect its participation in the sale by promptly delivering to RDLT for Transfer to the prospective transferee, before the applicable closing, an instrument of transfer in respect of the number of shares of Common Stock that the Company elects to sell duly executed by or on behalf of the Company. The Company shall update its register of stockholders upon consummation of such Transfer to record the Transfer of such shares of Common Stock to the transferee.

(d)    The shares of Common Stock that the Company elects to sell by way of participation in such sale shall be transferred to the prospective purchaser in consummation of the sale of the Offered Securities pursuant to the terms and conditions specified in the Transfer Notice, and RDLT shall concurrently therewith remit, or shall procure the prospective transferee concurrently therewith remit to the Company that portion of the sale proceeds to which such the Company is entitled by reason of its participation in such sale.

(e)    To the extent that any prospective purchaser does not agree to the participation by the Company in a proposed Transfer or otherwise refuses to purchase the shares of Common Stock from the Company, RDLT shall not sell to such prospective purchaser any Offered Securities unless and until, simultaneously with such sale, RDLT shall purchase from the Company such shares of Common Stock that the Company would otherwise be entitled to sell to the prospective purchaser pursuant to its co-sale rights under this Section 4.2 for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.

(f)    RDLT may consummate the Transfer of any Offered Securities that remain after the exercise of the right of first offer by the Company and the co-sale right by the Company pursuant to Section 4.1 or Section 4.2 to a Person who is not an Affiliate of the Steward Parties or MPT, no later than sixty (60) days following delivery to the Company of the Transfer Notice, which shall be on the terms and conditions no more favorable to the prospective transferee than those described in the Transfer Notice. Any proposed transfer at a lower price or upon non-price terms and conditions that are more favorable to the prospective transferee than those described in the Transfer Notice, as well as any proposed transfer of any shares of Common Stock by RDLT after such sixty (60) day period following delivery to the Company of the Transfer Notice, shall again be subject to the right of first offer by the Company and the co- sale right by the Company, and shall require compliance by RDLT with the procedures described in Section 4.1 and Section 4.2.

Section 4.3    Notwithstanding anything in this Article IV to the contrary, subject to Article III, sales by each of RDLT and MC of shares of Common Stock in open market transactions in any three (3) month period in an amount less than volume limitations of Rule 144(e) under the Securities Act shall not be subject to the rights of first offer or co-sale rights set forth in this Article IV.

ARTICLE V

PREEMPTIVE RIGHTS.

Section 5.1    For so long as (i) RDLT is entitled to nominate a Steward Nominee pursuant to Section 1.1 of this Agreement, or (ii) RDLT and his Affiliates Beneficially Own at least ten percent (10%) of the Company’s outstanding shares of Common Stock, whichever is later, the Steward Parties and MPT shall have the right to purchase their respective pro rata portion (the “Pre-emptive Shares”) of any New Securities (other than, for the avoidance of doubt, any Excluded Securities) that the Company may from time to time issue or sell to any Person in a public offering or offering under Rule 144A. For this purpose, the Steward Parties’ and MPT’s respective pro rata portion is equal to the ratio of (a) the number of shares of Common Stock (including all shares of Common Stock issuable or issued upon exercise or conversion of outstanding warrants or options or convertible securities) of which the Steward Parties, together with their Affiliates, or MPT and its Affiliates (as the case may be) are holders or would be holders upon conversion or exercise at the time notice of the proposed issuance of such New Securities is given by the Company pursuant to Section 5.2 to (b) the total number of shares of Common Stock (including all shares of Common Stock issued or issuable upon the exercise or conversion of any outstanding warrants or options or convertible securities) outstanding immediately prior to the issuance of such New Securities. Any exercise or purchase of Pre- emptive Shares pursuant to this Section 5.1 must be conducted in compliance with applicable Law, which may include, without limitation, the offer and sale of Pre-emptive Shares via a concurrent private placement or directed allocation.

Section 5.2    The Company shall give written notice (an “Issuance Notice”) of any proposed issuance or sale described in Section 5.1 to the Steward Parties and MPT, which Issuance Notice shall set forth the material terms and conditions of the proposed issuance, including:

(a) the number of New Securities proposed to be issued;

(b) the number of Pre-emptive Shares to which the Steward Parties and MPT would be entitled;

(c) the proposed issuance date, which shall be at least five (5) days following the date of the Issuance Notice; and

(d)    the proposed purchase price per share or that the purchase price per share will be determined based upon the trading price of shares of Common Stock at the time of issuance or by some other method.

Section 5.3    RDLT, on behalf of the Steward Parties, and MPT (on its own behalf) shall for a period of fifteen (15) days following the receipt of an Issuance Notice (the “Exercise Period”) have the right to elect irrevocably to purchase, at the purchase price and on the terms set forth in the Issuance Notice, all or a portion of the Pre-emptive Shares by delivering a written notice to the Company. The Steward Parties’ or MPT’s (as the case may be) election to purchase Pre-emptive Shares shall be binding and irrevocable. If RDLT, on behalf of the Steward Parties, or MPT (on its own behalf) fails to deliver a valid written notice of his election within the Exercise Period in accordance with this Section  5.3, then the Steward Parties or MPT (as the case may be) shall be deemed to have waived all of their respective pre-emptive rights with respect to the New Securities described in the Issuance Notice.

Section 5.4    The Company shall be free to complete the proposed issuance or sale of New Securities described in the Issuance Notice, including with respect to any Pre-emptive Shares not elected to be purchased pursuant to Section 5.3 above, in accordance with the terms and conditions set forth in the Issuance Notice (except that the amount of New Securities to be issued or sold by the Company may be reduced in the Company’s discretion) so long as such issuance or sale is closed within ninety (90) days after the expiration of the Exercise Period. In the event the Company has not sold such New Securities in such time period, the Company shall not thereafter issue or sell any New Securities without first delivering an Issuance Notice, as appropriate, in accordance with the procedures set forth in this Article V.

Section 5.5    The Company and the Steward Parties and/or MPT (as applicable) shall consummate the issuance and sale of any Pre-emptive Shares at the same time and upon the same terms and conditions as the other purchasers of New Securities described in the Issuance Notice, subject to compliance with applicable Law as contemplated by Section 5.1; provided, however, that the consummation of any purchase by the Steward Parties and/or MPT (as applicable) may be extended beyond the consummation of the sale of the New Securities to other purchasers to the extent necessary to obtain required approvals from any Governmental Authority.

Section 5.6    In the case of a sale of New Securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board.

Section 5.7 The election by RDLT, on behalf of the Steward Parties, or by MPT (on its own behalf) not to exercise its respective pre-emptive rights under this Article V in any one instance shall not affect its respective right as to any subsequent proposed issuance.

ARTICLE VI

ADDITIONAL AGREEMENTS.

Section 6.1 Spin-Offs or Split-Offs. In the event that the Company effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, the Steward Parties and MPT will receive Equity Interests in any such NewCo as part of such separation, the Company shall cause any such NewCo to enter into an investor rights agreement with the Steward Parties and MPT that provides the Steward Parties and MPT with rights vis-á-vis such NewCo that are substantially identical to those set forth in this Agreement.

Section 6.2    Cooperation. The Steward Parties shall reasonably cooperate with the Company and the Board and furnish to the Company any and all pertinent information in its possession or under its Control relating to the Steward Parties that is reasonably requested or required by any Governmental Authority, financial or tax advisor in connection with the conduct of business by the Company or any of its Affiliates. The Company shall provide reasonable advance written notice to the Steward Parties of any such information request and, to the extent requested to do so by the Steward Parties, take reasonable efforts, to the extent practicable, to seek to minimize the amount of such information that the Steward Party making such request is required to provide. The Company shall take reasonable efforts to preserve the confidentiality of any such information furnished by the Steward Parties at the request of the Company pursuant to this Section  6.2, including requesting reliable assurance that confidential treatment will be accorded any such information furnished to a third party. To the extent practicable, the Steward Parties may provide any such information, to the extent confidential or proprietary, directly to the third party requesting such information rather than to the Company.

Section 6.3    Company Property. No real or other property of the Company shall be deemed to be owned by any Steward Party individually, but shall be owned by and title shall be vested solely in the Company. The interests of the Steward Parties in the Company shall constitute personal property.

ARTICLE VII

REGISTRATION RIGHTS.

Section 7.1    Resale Shelf Registration Rights.

(a)    Registration Statement Covering Resale of Registrable Securities. The Company shall use its reasonable best efforts to prepare and file or cause to be prepared and filed with the Commission, no later than one hundred twenty (120) days following the Closing (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Steward Parties and MPT of all of the Registrable Securities held by the Steward Parties and MPT (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 (“Form S-3”), or if Form S-3 is not then available to the Company for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, that if Form S-3 is not available for such offering, the Company shall file, within thirty (30) days of such time as Form S-3 is available for the Resale Shelf Registration Statement, a post-effective amendment to the Resale Shelf Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering the Registrable Securities for resale in accordance with the immediately preceding sentence on Form S-3 (provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the Commission). The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than the earlier of (i) sixty (60) days following the Filing Deadline and (ii) three (3) Business Days after the Commission notifies the Company that it will not review the Resale Shelf Registration Statement, if applicable (the “Effectiveness Deadline”); provided, that, if the Registration Statement filed pursuant to this Section 7.1(a) is reviewed by, and the Company receives comments from, the Commission with respect to such Registration Statement, the Effectiveness Deadline shall be extended to ninety (90) days following the Filing Deadline. Without limiting the foregoing, as soon as practicable, but in no event later than three (3) Business Days, following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such Registration Statement or any amendment thereto will not be subject to review, the Company shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the Commission) to a time and date not later than two (2)    Business Days after the submission of such request. Once effective, the Company shall use reasonable best efforts to keep the Resale Shelf Registration Statement continuously effective and to be supplemented and amended to the extent necessary to ensure that such

Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times for the public resale of all of the Registrable Securities until such date as all Registrable Securities covered by the Resale Shelf Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement. The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Steward Party and MPT to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and the Company shall file with the Commission the final form of such Prospectus pursuant to Rule 424 (or successor thereto) under the Securities Act no later than the first (1st) Business Day after the Resale Shelf Registration Statement becomes effective. The Resale Shelf Registration Statement shall provide that the Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Steward Parties or MPT. Without limiting the foregoing, subject to any comments from the Commission, each Registration Statement filed pursuant to this Section 7.1 shall include a “plan of distribution” approved by RDLT in his reasonable discretion (with respect to the Steward Parties) and MPT in its reasonable discretion (with respect to MPT).

(b)    Notwithstanding the registration obligations set forth in this Section 7.1, in the event that, despite the Company’s efforts to include all of the Registrable Securities in any Registration Statement filed pursuant to Section 7.1(a), the Commission informs the Company (the “Commission’s Notice”) that all of the Registrable Securities cannot, as a result of the application of Rule 415 or otherwise, be Registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the holders thereof and use its reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and (ii) as soon as practicable but in no event later than the New Registration Statement Filing Deadline, file an additional Registration Statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to the Company for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the Registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. RDLT shall have the right to participate or have his legal counsel participate in any meetings or discussions with the Commission regarding the Commission’s position and to comment or have his legal counsel comment on any written submission made to the Commission with respect thereto. No such written submission shall be made to the Commission to which RDLT’s legal counsel reasonably objects. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be Registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by a holder as to its Registrable Securities directing the inclusion of less than such holder’s pro rata amount, the number of Registrable Securities to be Registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Steward Parties and MPT. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not Registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement. If the Company shall not be able to register for resale all of the Registrable Securities on the Resale Shelf Registration Statement within three (3) months following the date of the Company’s receipt of the Commission’s Notice, then, until such Resale Shelf Registration Statement is effective, each of the Steward Parties and MPT shall be entitled to demand registration rights pursuant to Section 7.2 below as long as the demand request is a proposal to sell Registrable Securities with an aggregate market price at the time of request of not less than $50,000,000 (the “Shelf Demand Right”).

(c)    Registrations effected pursuant to this Section 7.1 shall not be counted as Demand Registrations effected pursuant to Section 7.2.

(d)    No Steward Party or MPT shall be named as an “underwriter” in any Registration Statement filed pursuant to this Section 7.1 without the Steward Party’s or MPT’s (as the case may be) prior written consent; provided that, if the Commission requests that a Steward Party or MPT be identified as a statutory underwriter in the Registration Statement, then such Steward Party or MPT will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company, in which case the Company’s obligation to register such Steward Party’s or MPT’s Registrable Securities shall be deemed satisfied or (ii) be included as such in the Registration Statement. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of) the Steward Parties and MPT prior to its filing with, or other submission to, the Commission; provided that, the Company shall not be deemed to be in breach of any Effectiveness Deadline or other deadline set forth in this Agreement if the failure of the Company to meet such deadline is the result of a Steward Party’s or MPT’s (as the case may be) failure to approve such Registration Statement or amendment or supplement thereto or request for acceleration thereof.

(e)    In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Section 7.1 is insufficient to cover all of the Registrable Securities (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities), the Company shall amend such Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities) as of the Registration Trigger Date as soon as practicable, but in any event within fifteen (15) days after the Registration Trigger Date. the Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event the Company shall cause such amendment and/or new Registration Statement to become effective within sixty (60) days of the Registration Trigger Date (or ninety (90) days if the applicable Registration Statement or amendment is reviewed by, and comments are thereto provided from, the Commission) or as promptly as practicable in the event the Company is required to increase its authorized shares. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

Section 7.2    Demand Registrations.

(a)    Requests for Registration. Subject to the terms and conditions of this Agreement, at any time or from time to time, provided that the Company does not then have an effective Registration Statement outstanding covering all of the Registrable Securities, RDLT, on behalf of any or all Steward Parties, or MPT, (on its own behalf) may request Registration under the Securities Act of all or any portion of their Demand Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”) or, if available, on Form S-3 (including a shelf registration pursuant to Rule 415 under the Securities Act) or any similar short-form registration statement, including an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”), if available to the Company (“Short-Form Registrations”), in accordance with Section 7.2(b) and Section 7.2(c) below (“Demand Registrations”). Each request for a Demand Registration shall specify the approximate number of Demand Registrable Securities requested to be Registered and the intended method of distribution. Within five (5) Business Days after receipt of any such request, the Company shall give written notice of such requested Registration to all other holders of Demand Registrable Securities and, subject to the terms and conditions set forth herein, shall include in such Registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all such Demand Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the receipt of the Company’s notice. Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement

(b)    Long-Form Registrations. RDLT, on behalf of any or all Steward Parties, and MPT (on its own behalf) each may request one (1) Long-Form Registration in which the Company shall pay all Registration Expenses whether or not any such Long-Form Registration has become effective; in each case, provided that, the Company shall not be obligated to effect, or to take any action to effect, any Long-Form Registration (x) unless the aggregate market price of the Demand Registrable Securities requested to be Registered in such Long-Form Registration exceeds $50,000,000 (or with respect to the Shelf Demand Right, $25,000,000) at the time of request, or (y) if the Company has already effected a Demand Registration (which became effective) in the preceding 45-day period. A Registration shall not count as the sole permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such Registration; provided, that in any event, the Company shall pay all Registration Expenses in connection with any Registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such Registration has counted as one of the permitted Long-Form Registrations hereunder.

(c)    Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to Section  7.2(b), RDLT, on behalf of any or all Steward Parties, and MPT (on its own behalf) shall be entitled to request Short-Form Registrations for Demand Registrable Securities in which the Company shall pay all Registration Expenses whether or not any such Short-Form Registration has become effective; provided, however, that the Company shall not be obligated to effect any such Short-Form Registration: (i) if the holders of Demand Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such Short-Form Registration, propose to sell Demand Registrable Securities with an aggregate market price at the time of request of less than $25,000,000, (ii) if the Company has already effected three (3) Short-Form Registrations (which became effective) for the holders of Demand Registrable Securities requesting a Short-Form Registration pursuant to this Section 7.2(c), or (iii) if the Company has already effected a Demand Registration (which became effective) in the preceding 90-day period. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable Short-Form Registration and if the managing underwriters (if any) agree to the use of a Short-Form Registration. For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations available for the offer and sale of Demand Registrable Securities. If the Company is qualified to and, pursuant to the request of RDLT, has filed with the Commission a Registration Statement under the Securities Act on Form S-3 pursuant to Rule 415 (a “Shelf Registration”), then the Company shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing, and, if the Company is a WKSI at the time of any such request, to cause such Shelf Registration to be an Automatic Shelf Registration Statement, and once effective, the Company shall cause such Shelf Registration to remain effective (including by filing a new Shelf Registration, if necessary) for a period ending on the earlier of (i) the date on which all Demand Registrable Securities included in such Registration have been sold or distributed pursuant to the Shelf Registration or (ii) the date as of which all of the Demand Registrable Securities included in such Registration are able to be sold within a 90- day period in compliance with Rule 144 under the Securities Act (without any restrictions as to volume or the manner of sale or otherwise). If for any reason the Company ceases to be a WKSI or becomes ineligible to utilize Form S-3, the Company shall prepare and file with the Commission a Registration Statement or Registration Statements on such form that is available for the sale of Registrable Securities.

(d)    Shelf Takedowns. At any time when the Resale Shelf Registration Statement or a Shelf Registration for the sale or distribution by holders of Registrable Securities on a delayed or continuous basis pursuant to Rule 415, including by way of an underwritten offering, block sale or other distribution plan (each, a “Resale Shelf Registration”), is effective and its use has not been otherwise suspended by the Company in accordance with the terms of Section 7.2(f) below, upon a written demand (a “Takedown Demand”) by any Steward Party or MPT (as the case may be) that is, in either case, a Shelf Participant holding Registrable Securities at such time (the “Initiating Holder”), the Company will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of such Resale Shelf Registration (a “Takedown Offering”) and the Company shall pay all Registration Expenses in connection therewith; provided that, the Company will provide (x) in connection with any non- marketed underwritten Takedown Offering (other than a Block Trade), at least two (2) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant, (y) in connection with any Block Trade initiated prior to the three (3) year anniversary of the date hereof, notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant no later than noon Eastern time on the Business Day prior to the requested Takedown Demand and (z) in connection with any marketed underwritten Takedown Offering, at least five (5) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant. In connection with (x) any non-marketed underwritten Takedown Offering initiated prior to the three (3) year anniversary of the date hereof and (y) any marketed underwritten Takedown Offering, if any Shelf Participants entitled to receive a notice pursuant to the preceding sentence request inclusion of their Registrable Securities (by notice to the Company, which notice must be received by the Company no later than (A) in the case of a non-marketed underwritten Takedown Offering (other than a Block Trade), the Business Day following the date notice is given to such participant, (B) in the case of a Block Trade, by 10:00 p.m. Eastern time on the date notice is given to such participant and (C) in the case of a marketed underwritten Takedown Offering, three (3) Business Days following the date notice is given to such participant), the Initiating Holder and the other Shelf Participants that request inclusion of their Registrable Securities shall be entitled to sell their Registrable Securities in such offering. Each holder of Registrable Securities that is a Shelf Participant agrees that such holder shall treat as confidential the receipt of the notice of a Takedown Demand and shall not disclose or use the information contained in such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(e)    Priority on Demand Registrations and Takedown Offerings. The Company shall not include in any Demand Registration that is an underwritten offering any securities that are not Demand Registrable Securities without the prior written consent of the managing underwriters and RDLT. If a Demand Registration or a Takedown Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Demand Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to RDLT, the Company shall include in such offering, prior to the inclusion of any securities which are not Demand Registrable Securities, the Demand Registrable Securities requested to be included in such Registration (pro rata among the holders of such Demand Registrable Securities on the basis of the number of Demand Registrable Securities owned by each such holder).

(f)    Restrictions on Demand Registrations and Takedown Offerings. Any demand for the filing of a Registration Statement or for a registered offering (including a Takedown Offering) hereunder will be subject to the constraints of any applicable lock-up arrangements to which any demanding Steward Party or MPT (as the case may be) is party, and, except as otherwise permitted under this Agreement, any such demand must be deferred until such lock-up arrangements no longer apply with respect to the Registrable Securities subject thereto.

(i)    The Company shall not be obligated to effect any Demand Registration within 60 days prior to the Company’s good faith estimate of the date of filing of a Registration Statement in respect of an underwritten public offering of the Company’s securities and for such a period of time after such a filing as the managing underwriters request, provided that such period shall not exceed 120 days from the date of the underwriting agreement entered into in respect of such underwritten public offering. The Company may postpone, for up to 60 days from the date of the request, the filing or the effectiveness of a Registration Statement for a Demand Registration or suspend the use of a Prospectus that is part of any Resale Shelf Registration Statement (and therefore suspend sales of the Registrable Securities included therein pursuant to such Resale Shelf Registration Statement) by providing written notice to the holders of Registrable Securities in accordance with Section 7.2(f)(ii) if the Board reasonably determines in good faith that the offer or sale of Registrable Securities would be expected to have a detrimental effect on any proposal or plan by the Company or any Subsidiary thereof to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or would require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company and its subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration or Takedown Demand shall be entitled to withdraw such request. The Company may delay or suspend the effectiveness of a Registration Statement filed hereunder or Takedown Offering pursuant to this Section 7.2(f)(i) only once in any consecutive twelve-month period; provided that, for the avoidance of doubt, the Company may in any event delay or suspend the effectiveness of Demand Registration or Takedown Offering in the case of an event described under Section 7.5(g) to enable it to comply with its obligations set forth in Section 7.5(f).

(ii)    In the case of an event that causes the Company to suspend the use of any Resale Shelf Registration as set forth in Section 7.2(f)(i) or pursuant to Section 7.5(g) (a “Suspension Event”), the Company shall give a notice to the holders of Registrable Securities Registered pursuant to such Shelf Registration (a “Suspension Notice”), no later than three (3) Business Days from the date of such Suspension Event, to suspend sales of the Registrable Securities and, such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (provided that in each notice the Company shall not disclose the basis for such suspension or any material non-public information to any Steward Party MPT unless otherwise requested in writing by such Steward Party or MPT (as the case may be)). The Company shall use commercially reasonable efforts to make the Resale Shelf Registration Statement available for the sale by the Steward Parties and MPT of Registrable Securities as soon as practicable following a Suspension Event. A holder of Registrable Securities shall not effect any sales of the Registrable Securities pursuant to such Resale Shelf Registration (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below); provided, for the avoidance of doubt, that the foregoing shall not restrict or otherwise affect the consummation of any sale pursuant to a contract entered into, or order placed, by any holder prior to the delivery the Suspension Notice. Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such holder in breach of the terms of this Agreement. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the holders of Registrable Securities and to such holders’ counsel, if any, promptly following the conclusion of any Suspension Event.

(iii)    Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Resale Shelf Registration pursuant to this Section 7.2(f), the Company agrees that it shall extend the period of time during which such Resale Shelf Registration shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of the Suspension Notice to and including the date of receipt by the holders of the End of Suspension Notice and provide copies of the supplemented or amended Prospectus necessary to resume sales, with respect to each Suspension Event; provided that, such period of time shall not be extended beyond the date that Common Stock covered by such Resale Shelf Registration are no longer Registrable Securities.

(g)    Selection of Underwriters. In connection with any Demand Registration, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided that, such selection shall be subject to the written consent of the Company, which consent will not be unreasonably withheld, conditioned or delayed. If any Takedown Offering is an underwritten offering, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer such Takedown Offering. In each case, the Applicable Approving Party shall have the right to approve the underwriting arrangements with such investment banker(s) and manager(s) on behalf of all holders of Registrable Securities participating in such offering. All Steward Parties and MPT proposing to distribute their securities through underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(h)    Other Registration Rights. Each Steward Party and MPT acknowledges that the registration rights granted in this Agreement are subject to the written consent of the holders of a majority of the registrable securities subject to that certain amended and restated registration rights agreement, dated December 18, 2020, by and among, the Company, DFHTA Sponsor LLC and the other parties thereto (the “Business Combination Registration Rights Agreement”). The Company agrees to use its commercially reasonable efforts to cause the holders of a majority of the registrable securities under the Business Combination Registration Rights Agreement to consent to the Registrations contemplated by this Agreement.

(i)    Revocation of Demand Notice or Takedown Notice. At any time prior to the effective date of the Registration Statement relating to a Demand Registration or the “pricing” of any offering relating to a Takedown Demand, the holders of Registrable Securities that requested such Demand Registration or Takedown Offering may revoke such request for a Demand Registration or Takedown Offering on behalf of all holders of Registrable Securities participating in such Demand Registration or Takedown Offering without liability to such holders of Registrable Securities, in each case by providing written notice to the Company.

Section 7.3    Piggyback Registrations.

(a)    Right to Piggyback. Whenever the Company proposes to register under the Securities Act an offering of any of its securities on behalf of any holders thereof (other than (i)    pursuant to the Resale Shelf Registration Statement, (ii) pursuant to a Demand Registration (which, for the avoidance of doubt, is addressed in and subject to the rights set forth in, Section 7.2 hereof), (iii) pursuant to a Takedown Demand (which, for the avoidance of doubt, is addressed in and subject to the rights set forth in, Section 7.2 hereof), (iv) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (v) pursuant to a registration relating solely to employment benefit plans, or (vi) in connection with a registration the primary purpose of which is to register debt securities) and the registration form to be used may be used for the Registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration and, subject to the terms of Section 7.3(c) and Section 7.3(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the delivery of the Company’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable Registration Statement becoming effective.

(b)    Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such Registration became effective.

(c)    Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary Registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such Registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such Registration by the Steward Parties, MPT, the Related Investors, or the Deerfield/CareMax Investors and any other persons with pari passu registration rights (as the case may be) which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such Registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d)    Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such Registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such Registration (i) first, the securities requested to be included therein by the holders initially requesting such Registration, (ii) second, the Registrable Securities requested to be included in such Registration by the Steward Parties, MPT, the Related Investors, or the Deerfield/CareMax Investors and any other persons with pari passu registration rights (as the case may be) which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such Registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e)    Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 7.2 or pursuant to this Section 7.3, and if such previous Registration has not been withdrawn or abandoned, then the Company shall not be required to file or cause to be effected any other Registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form or the Resale Shelf Registration Statement or a New Registration Statement) at the request of any holder or holders of such Registrable Securities until a period of at least 90 days has elapsed from the effective date of such previous Registration; provided, however, that the Company shall at all times remain obligated to file, supplement and/or amend, as applicable, each Registration Statement required to be filed pursuant to Section 7.1 in accordance with Section 7.1(a) and Section 7.1(b), as applicable.

(f)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under this Section 7.3 whether or not any holder of Registrable Securities has elected to include securities in such Registration. The Registration Expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 7.7.

Section 7.4    Agreements of Certain Holders.

(a)    If required by the managing underwriter(s), in connection with any underwritten Public Offering on or after the date hereof, any Steward Party or MPT that Beneficially Owns 1% or more of the outstanding Common Stock on the date of such underwritten Public Offering shall enter into lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by such managing underwriter(s). In no event shall any Steward Party or MPT holding Registrable Securities that is not a director or executive officer of the Company, or an Affiliate thereof, on the date of such underwritten Public Offering be required to enter into any such lock-up agreement (i) that contains less favorable terms than the terms offered to any other Steward Party or MPT (as the case may be), or (ii) unless such Steward Party or MPT (as the case may be) has requested its Registrable Securities be included in such underwritten Registration, after the first anniversary of the Closing Date if it Beneficially Owns less than 5% of the outstanding Common Stock on the date of such underwritten Public Offering.

(b)    The holders of Registrable Securities shall use commercially reasonable efforts to provide such information as may reasonably be requested by the Company, or the managing underwriter, if any, in connection with the preparation of any Registration Statement in which the Registrable Securities of such holder are to be included, including amendments and supplements thereto, in order to effect the Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 7.3. Notwithstanding anything else in this Agreement, the Company shall not be obligated to include such holder’s Registrable Securities to the extent the Company has not received such information, and received any other reasonably requested selling stockholder questionnaires, on or prior to the later of (i) the fifth (5th) Business Day following the date on which such information is requested from such holder and (ii) the second (2nd) Business Day prior to the first anticipated filing date of a Registration Statement pursuant to this Agreement.

Section 7.5    Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be Registered pursuant to this Agreement or have initiated a Takedown Offering, the Company shall use its reasonable best efforts to effect the Registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a)    prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a Registration Statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective (provided that at least two (2) Business Days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel, and no such document shall be filed with the Commission to which any Steward Party, MPT or its respective counsel reasonably objects);

(b)    notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each Registration Statement filed hereunder;

(c)    prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement and the Prospectus used in connection therewith current, effective and available for the resale of all of the Registrable Securities required to be covered thereby for a period ending when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such Registration Statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such Registration Statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(d)    furnish to each seller of Registrable Securities thereunder such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus), each Free- Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)    during any period in which a Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;

(f)    use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.5(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(g)    promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a Prospectus or supplement to any Prospectus relating to a Registration Statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) of any request by the Commission for the amendment or supplementing of such Registration Statement or Prospectus or for additional information, and (iii) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h)    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if similar securities are not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;

(i)    if applicable, promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Resale Shelf Registration Statement (an “Issuer Filing”), pay the filing fee required by such Issuer Filing and use its reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Resale Shelf Registration Statement.

(j)    provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(k)    enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, participating in such number of “road shows”, investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(l)    make available for inspection by a representative of the Applicable Approving Party, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such representative or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be reasonably requested to enable them to exercise their due diligence responsibility, and cause the Company’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such representative, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that any such representative or underwriter enters into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(m)    take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration (including any Shelf Registration) or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

(o)    permit any holder of Registrable Securities who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of the Company to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(p)    in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(q)    use its reasonable best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(r)    cooperate with the holders of Registrable Securities covered by the Registration Statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the Registration Statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(s)    cooperate with each holder of Registrable Securities covered by the Registration Statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(t)    if such Registration includes an underwritten public offering, use its reasonable best efforts to obtain a cold comfort letter from the Company’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such Registration reasonably request;

(u)    provide a legal opinion of the Company’s outside counsel, dated the effective date of such Registration Statement (and, if such Registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the Prospectus included therein (including the preliminary Prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(v)    if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(w)    if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(x)    subject to the terms of Section 7.2(c) and Section 7.2(d), if an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the Registration Statement on Form S-3 and keep such Registration Statement effective (including by filing a new Resale Shelf Registration or Shelf Registration, if necessary) during the period throughout which such Registration Statement is required to be kept effective;

(y)    cooperate with each Steward Party and MPT that holds Registrable Securities being offered and the managing underwriter or underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, in any such case as such Steward Party or MPT (as the case may be) or the managing underwriter or underwriters, if any, may reasonably request; and

(z)    for so long as this Agreement remains effective, (a) cause the Common Stock to be eligible for clearing through DTC, through its DWAC system; (b) be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock; (c) ensure that the transfer agent for the Common Stock is a participant in, and that the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or successor thereto); and (d) use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.

Section 7.6    Termination of Registration Rights. Notwithstanding anything contained in this Section 7.6 to the contrary, the right of MPT, the Steward Parties and its and their respective Affiliates to include Registrable Securities in any Demand Registration or any Piggyback Registration shall not terminate pursuant to this Section 7.6 with respect to MPT, the Steward Parties and its and their respective Affiliates for so long as RDLT is entitled to nominate a Steward Nominee pursuant to Section 1.1(a) of this Agreement. Other than as set forth in the previous sentence, the right of any Steward Party or MPT to include Registrable Securities in any Demand Registration or any Piggyback Registration shall terminate on such date that (i) such Steward Party (together with its Affiliates) or MPT (together with its Affiliates) Beneficially Owns less than 1% of the outstanding Common Stock, (ii) has held the securities for one year and (iii) may sell all of the Registrable Securities owned by such Steward Party or MPT (as the case may be) pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise.

Section 7.7    Registration Expenses.

(a)    All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement and, for the avoidance of doubt, the Company also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities hereunder shall bear and pay all underwriting discounts and commissions, underwriter marketing costs, brokerage fees and transfer taxes applicable to the securities sold for such Person’s account and all reasonable fees and expenses of any legal counsel representing any such Person.

(b)    The Company shall reimburse the holders of Registrable Securities included in such Registration for the reasonable fees and disbursements of one counsel chosen by the Applicable Approving Party in connection with any underwritten Demand Registration, up to a maximum of $75,000.

Section 7.8    Indemnification.

(a)    The Company agrees to (i) indemnify, defend and hold harmless, to the fullest extent permitted by Law, each Steward Party and MPT, each Person who controls such Steward Party or MPT (as the case may be) (within the meaning of the Securities Act or the Exchange Act), and each Steward Party’s, MPT’s and each respective control Person’s respective officers, directors, members, partners, managers, agents, affiliates and employees from and against all losses, claims, actions, damages, liabilities and expenses (“Losses”), including those caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a Prospectus, in light of the circumstances under which the statements therein were made), and (ii) pay to each Steward Party, MPT and its and their respective officers, directors, members, partners, managers, agents, affiliates and employees and each Person who controls such Steward Party or MPT (as the case may be) (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except in each case of (i) or (ii) insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by or on behalf of such Steward Party or MPT (as the case may be) expressly for use therein; provided, however, that the indemnity agreement contained in this Section 7.8 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such claim, loss, damage, liability or action to the extent that it arises out of or is based upon an untrue or alleged untrue statement of any material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, Prospectus, preliminary Prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Steward Party or MPT (as the case may be) expressly for use in connection with such Registration Statement or to the extent that such Loss results from a Steward Party’s or MPT’s (as the case may be) initiation of a transaction pursuant to a Registration Statement during a Suspension Event noticed to such Steward Party or MPT (as the case may be) by the Company in accordance with Section 7.2(f)(ii) hereof. In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)    In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information relating to such holder as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission or alleged omission is contained in any information so furnished in writing by or on behalf of such holder or to the extent that such Loss results from a Steward Party’s or MPT’s (as the case may be) initiation of a transaction pursuant to a Registration Statement during a Suspension Event noticed to such Steward Party or MPT (as the case may be) by the Company in accordance with Section 7.2(f)(ii) hereof; provided that, the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds (after deducting underwriting discounts and commissions) actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party in defending such claim) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel for each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the Registration, at the expense of the indemnifying party. Notwithstanding anything to the contrary contained herein, the Company shall not, without the prior written consent of the Person entitled to indemnification, consent to entry of any judgment or enter into any settlement or other compromise with respect to any claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified Persons of a full release from all liability with respect to such claim or which includes any admission as to fault or culpability or failure to act on the part of any indemnified Person.

(d)    Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7.8(a) or Section 7.8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by or on behalf of such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7.8(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7.8(d). The amount paid or payable by an indemnified party as a result of the Losses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7.8(c), defending any such action or claim. Notwithstanding anything herein to the contrary, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 7.8(d) to contribute shall be several in proportion to the amount of securities Registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such Registration (less the aggregate amount of any damages or other amounts such Steward Party or MPT (as the case may be) has otherwise been required to pay (pursuant to Section 7.8(b) or otherwise) as a result of any untrue statements, alleged untrue statements, omissions or alleged omissions in connection with such Registration).

(e)    The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 7.9    Participation in Underwritten Registrations. No Person may participate in any Registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten Registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such holder’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 7.8. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 7.4, Section 7.5 and this Section 7.9 or that are necessary to give further effect thereto, and the Company shall execute and deliver such other agreements as may be reasonably requested by the lead managing underwriter(s) (if applicable) in order to effect any Registration required hereunder. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 7.4 and this Section 7.9, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, the Company and the underwriters created pursuant to this Section 7.9.

Section 7.10    Other Agreements.

(a)    For so long as any Steward Party or MPT (as the case may be) holds Registrable Securities that may be sold pursuant to Rule 144 only if the Company is in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), the Company will use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 and, in furtherance thereof, (i) remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and (ii) timely (without giving effect to any extensions pursuant to Rule 12b-25 under the Exchange Act, as applicable) file all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable (provided, that the failure to file Current Reports on Form 8-K shall not be deemed to violate this Section 7.10(a) to the extent that Rule 144 remains available for the resale of Registrable Securities). Upon reasonable prior written request, the Company shall deliver to the Steward Parties and MPT a customary written statement as to whether it has complied with such requirements.

(b)    The stock certificates evidencing the Registrable Securities (and/or book entries representing the Registrable Securities) held by each Steward Party and MPT (as the case may be) shall not contain or be subject to any legend restricting the transfer thereof (and the Registrable Securities shall not be subject to any stop transfer or similar instructions or notations): (A) while a Registration Statement covering the sale or resale of such securities is effective under the Securities Act, or (B) if such Steward Party or MPT (as the case may be) provides customary paperwork to the effect that it has sold such shares pursuant to Rule 144, or (C) if such Registrable Securities are eligible for sale under Rule 144(b)(1) as set forth in customary non-affiliate paperwork provided by such Steward Party or MPT (as the case may be), or (D) if at any time on or after the date that is one year after the Form 10 Disclosure Filing Date such Steward Party or MPT (as the case may be) certifies that it is not an affiliate of the Company and that such Steward Party’s or MPT’s (as the case may be) holding period for purposes of Rule 144 in respect of such Registrable Securities is at least six (6) months, or (E) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) as determined in good faith by counsel to the Company or set forth in a legal opinion delivered by nationally recognized counsel to a Steward Party and MPT (collectively, the “Unrestricted Conditions”). The Company agrees that following the Registration Date or at such time as any of the Unrestricted Conditions is met or such legend is otherwise no longer required it will, no later than five (5) Business Days following the delivery by a Steward Party or MPT (as the case may be) to the Company or the Company’s transfer agent of a certificate representing any Registrable Securities, issued with a restrictive legend (or, in the case of Registrable Securities represented by book entries, delivery by a Steward Party or MPT (as the case may be) to the Company or the Company’s transfer agent of a legend removal request), deliver or cause to be delivered to such Steward Party or MPT (as the case may be) a certificate or, at the request of such Steward Party or MPT (as the case may be), deliver or cause to be delivered such Registrable Securities to such Steward Party or MPT (as the case may be) by crediting the account of such Steward Party’s or MPT’s (as the case may be) prime broker with DTC through its Deposit/Withdrawal at Custodian (DWAC) system, in each case, free from all restrictive and other legends and stop transfer or similar instructions or notations. For purposes hereof, “Registration Date” shall mean the date that the Resale Shelf Registration Statement covering the Registration Statement has been declared effective by the Commission. If any of the Unrestricted Conditions is met at the time of issuance of any Registrable Securities, then such securities shall be issued free of all legends. Each Steward Party and MPT shall have the right to pursue any remedies available to it hereunder, or otherwise at law or in equity, including a decree of specific performance and/or injunctive relief, with respect to the Company’s failure to timely deliver shares of Common Stock without legend as required pursuant to the terms hereof.

(c)    Each Steward Party and MPT hereby acknowledges and agrees that the Deerfield/CareMax Investors, as required by the Amended and Restated Registration Rights Agreement, (i) consented to the grant of the registration rights set forth in this Article VII in connection with the transactions contemplated by the Merger Agreement, (ii) waived any rights to which such Deerfield/CareMax Investors are or may have been entitled under the Amended and Restated Deerfield Registration Rights Agreement as a result of the Closing of the transactions contemplated by the Merger Agreement, and (iii) granted the foregoing consent and waiver on the basis that the registration rights of such Steward Party and MPT (including any of their respective Permitted Transferees) set forth in this Article VII are not (and will not be) more favorable than the registration rights of the Deerfield/CareMax Investors under the Amended and Restated Deerfield Registration Rights Agreement.

ARTICLE VIII

DEFINITIONS.

Section 8.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings when used herein with initial capital letters:

(a) “Affiliate” means “affiliate” as defined in Rule 405 promulgated under the Securities Act.

(b) “Agreement” has the meaning set forth in the Preamble.

(c) “Alternate Steward Nominee” has the meaning set forth in Section 1.1(d).

(d) “Alternative Vacancy Nominee” has the meaning set forth in Section 1.1(i).

(e) “Applicable Approving Party” means either RDLT, or, if RDLT is not participating in the applicable offering, the holders of a majority of the Registrable Securities participating in the applicable offering.

(f) “Applicable Election” has the meaning set forth in Section 1.1.

(g) “Automatic Shelf Registration Statement” has the meaning set forth in Section 7.2(a).

(h) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance).

(i)    “Block Trade” means any non-marketed underwritten Takedown Offering taking the form of a bought deal or block sale to a financial institution.

(j) “Board” means the Board of Directors of the Company.

(k)    “Business Combination Registration Rights Agreement” has the meaning set forth in Section 7.2(h).

(l)    “Business Day” means any day that is not a Saturday or Sunday or a legal holiday in the state in which the Company’s chief executive office is located or in New York, NY.

(m)    “Cap” means twenty-one percent (21%) of the Company’s outstanding Common Stock.

(n)    “Cause” means, as to any Steward Nominee or Steward Designee, (i) (A) such Person is under indictment for, has been convicted by a court of competent jurisdiction of, pleads guilty or nolo contendere to, any embezzlement, theft, misappropriation or conversion, or attempted embezzlement, theft, misappropriation or conversion, of any property, funds or business opportunity of any Person; (B) such Person is under indictment for, has been convicted of by a court of competent jurisdiction of, pleads guilty or nolo contendere to, any act constituting a felony (or its equivalent in any non-United States jurisdiction) or otherwise involving theft, fraud, dishonesty, misrepresentation or moral turpitude; (C) such Person has a relevant disqualifying event under the “bad actor” disqualification paragraphs (d) or (e) of Rule 506 of Regulation D; (D) such Person’s material breach of fiduciary duty or duty of loyalty to the Company or any of its Subsidiaries, (E) such Person violates or fails to observe in any material respect the Company’s Code of Business Conduct and Ethics (as may be amended or restated), the Company’s Insider Trading Policy (as may be amended or restated), any charters, guidelines, codes or policies applicable to all members of the Board or any Committee on which such Person is a member; (F) such Person is (or has been) excluded, debarred, terminated or suspended from participation in any Health Care

Program, or such exclusion, debarment or suspension is (or has been) threatened in writing by any Government Authority or otherwise is (or has been) charged by a Government Authority of a material violation of any Health Care Laws, or (G) such Person is the subject of any order, judgment or decree not subsequently reversed, suspended or vacated (or any such order, judgment or decree is pending) of any court of competent jurisdiction for sexual harassment or has committed other conduct that could reasonably be expected to bring the Company or any of its respective Subsidiaries into public disgrace, disrepute or damage business relationships; (ii) the Steward Parties materially breach their obligations under this Agreement; or (iii) such Person fails to satisfy any of the other Eligibility Criteria. “Cause” shall be reasonably determined in the sole discretion, in each case acting in good faith, of the Board or any Committee delegated such determination.

(o)    “Certificate of Incorporation” means the Company’s Third Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

(p)    “Change in Control” means (i) Persons acting as a group (within the meaning of the Exchange Act) acquire Beneficial Ownership of capital stock of the Company having the right to elect a majority of the directors of the Company’s board of directors; (ii) the direct or indirect transfer of Common Stock by merger, consolidation, reorganization or otherwise through any transaction or series of related transactions that results in the holders of Common Stock immediately prior to such transaction not holding, in the aggregate, outstanding shares of Common Stock immediately following such transaction having the right to elect a majority of the directors of the Company’s board of directors; or (iii) the sale, conveyance, or other Transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to one or more Persons that are not, immediately prior to such sale, conveyance, or other transfer, Affiliates of the Company.

(q) “Closing Class A Shares” has the meaning set forth in the Recitals.

(r) “Closing” has the meaning set forth in the Recitals.

(s) “Closing Date” means the date on which the Closing occurs.

(t) “Commission’s Notice” has the meaning set forth in Section 7.1(b).

(u) “Commission” means the U.S. Securities and Exchange Commission.

(v) “Committee” has the meaning set forth in Section 1.1(a).

(w) “Common Stock” means the Company’s Class A common stock, par value $0.0001 per share.

(x) “Company Option Period” has the meaning set forth in Section 4.1(b).

(y) “Company” has the meaning set forth in the Preamble.

(z)    “Competitor” means any Person (a) that, directly or indirectly, owns, operates, administers or manages any business that (i) participates in the CMS Models (as defined in the Merger Agreement), or any other Medicare program involving arranging for comprehensive health care services for a Medicare population on a risk basis, or (ii) contracts with Medicare Advantage Plans for professional medical services, or (b) is a Provider Group, Risk Based MSO, Tech Enabled Provider Group, Payor, Alternative Site, Concierge, Employer, or Other Healthcare Services provider, including, without limitation, any of the Persons or Subsidiaries of the Persons listed on Exhibit A. In no event shall any of the Deerfield/CareMax Investors, Related Investors, Steward Parties, MPT, RDLT, Seller Parties or any of their respective Subsidiaries be deemed a Competitor.

(aa)    “Control” (including its correlative meaning, “Controlled”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

(bb)    “Deerfield/CareMax Investors” means Deerfield Partners, L.P., a Delaware limited partnership, and the other Persons who, at any time, are “Investors” under the terms of that certain Amended and Restated Registration Rights Agreement, dated as of December 18, 2020 (as the same may be amended or restated, the “Amended and Restated Deerfield Registration Rights Agreement”).

(cc)    “Demand Registrable Securities” means Registrable Securities beginning sixty (60) days prior to the expiration of the Lock-Up Period applicable to such Registrable Securities; provided, further that any Registrable Securities that would be Demand Registrable Securities but for which the expiration of the Lock-Up Period is in excess of sixty (60) days shall be deemed to be Demand Registrable Securities for the purpose of inclusion in a Demand Registration for which other Demand Registrable Securities are being Registered.

(dd)    “Demand Registrations” has the meaning set forth in Section 7.2(a).

(ee) “Derivative Rights” means, with respect to any Equity Interests of any Person, any and all options, warrants, rights, convertible or exchangeable securities, “phantom” equity rights, equity appreciation rights, profits interests, equity-based performance units, commitments, arrangements or undertakings of any kind to which such Person is a party or is bound obligating such Person to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of or other equity (or phantom equity) interests in, or any security convertible or exercisable for or exchangeable into any capital stock or other equity interest in, such Person.

(ff)    “Designated Courts” has the meaning set forth in Section 9.10.

(gg) “DTC” has the meaning set forth in Section 7.5(y).

(hh)    “DWAC” has the meaning set forth in Section 7.5(y).

(ii)    “Earnout Issuance Date” means the date on which the Earnout Class A Shares were issued to Seller in accordance with the Merger Agreement.

(jj)    “Effectiveness Deadline” has the meaning set forth in Section 7.1(a).

(kk)    “End of Suspension Notice” has the meaning set forth in Section 7.2(f)(ii).

(ll)    “Equity Interests” means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person’s capital stock or other equity interests (including partnership or limited liability company interests in a partnership or limited liability company or any other interest or participation right that confers on a Person the right to receive a share of the profits and losses, or distributions of assets, of the issuing Person), and all Derivative Rights with respect to any of the foregoing.

(mm) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(nn)    “Excluded Securities” means any securities of the Company issued in connection with: (i) a grant to any existing or prospective consultants, employees, officers or directors pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation agreement or other similar arrangement approved by the Board; (ii) the exercise or conversion of options to purchase shares of Common Stock issued to any existing or prospective consultants, employees, officers or directors pursuant to any stock option, employee stock purchase or similar equity-based plans or any other compensation agreement approved by the Board; (iii) as consideration in any acquisition by the Company of the stock, assets, properties or business of any Person; (iv) any rights, agreements, options or warrants granted after the date of this Agreement and approved by the Board, so long as the pre-emptive rights established by Article V were complied with, waived, or were inapplicable pursuant to any provision of Article V with respect to the initial sale or grant by the Company of such rights, agreements, options or warrants; (vi) as consideration in connection with the entry into any strategic or commercial relationship the primary purpose of which is not to raise capital for the Company; (vii) upon exercise of any rights, agreements, options or warrants issued and outstanding as of the date hereof; (viii) pursuant to any debt financing or refinancing from a bank or similar financial or lending institution; or (ix) a stock split, stock dividend or any similar recapitalization.

(oo)    “Exercise Period” has the meaning set forth in Section 5.3. (pp) “Filing Deadline” has the meaning set forth in Section 7.1(a).

(qq)    “FINRA” means the Financial Industry Regulatory Authority or any successor thereto.

(rr)    “First Steward Nominee” has the meaning set forth in Section 1.1.

(ss)    “First Threshold Date” means the first date on which the number of shares of Common Stock Beneficially Owned by RDLT, in the aggregate, is less than fifty percent (50%) of the number of Closing Class A Shares issued to Seller at the Closing and immediately thereafter transferred to RDLT (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares).

(tt)    “Form 10 Disclosure Filing Date” means the date on which the Company filed with the Commission a Current Report on Form 8-K that includes current “Form 10 information” (within the meaning of Rule 144) reflecting the Company’s status as an entity that is no longer an issuer described in paragraph (i)(1)(i) of Rule 144.

(uu)    “Form S-3” has the meaning set forth in Section 7.1(a).

(vv)    “Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(ww)    “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

(xx)    “Health Care Laws” has the meaning assigned to such term in the Merger Agreement.

(yy)    “Health Care Programs” has the meaning assigned to such term in the Merger Agreement.

(zz)    “Initiating Holder” has the meaning set forth in Section 7.2(d).

(aaa) “Issuance Notice” has the meaning set forth in Section 5.2.

(bbb) “Issuer Filing” has the meaning set forth in Section 7.5(i).

(ccc)    ““Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

(ddd)    “Long-Form Registrations” has the meaning set forth in Section 7.2(a).

(eee) “Losses” has the meaning set forth in Section 7.8(a).

(fff)    “Merger Agreement” has the meaning set forth in the Recitals.

(ggg)    “New Registration Statement Filing Deadline” means, with respect to any New Registration Statements that may be required pursuant to Section 7.1(b) (i) the tenth (10th) day following the first date on which such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required to be filed because the Commission shall have informed the Company that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement, or (ii) if such New Registration Statement is required for a reason other than as described in clause (i) of this definition, the fifteenth (15th) day following the date on which the Company first knows that such New Registration Statement is required.

(hhh)    “New Registration Statement” has the meaning set forth in Section 7.1(b).

(iii)    “New Securities” means any shares of capital stock of the Company, as well as rights, options, or warrants to purchase such shares of capital stock, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such shares of capital stock, other than Excluded Securities.

(jjj)    “NewCo” has the meaning set forth in Section 6.1.

(kkk)    “Nominee Rejection” has the meaning set forth in Section 1.1(j).

(lll) “Offered Securities” has the meaning set forth in Section 4.1(a).

(mmm)“Permitted Transferee” means any equityholder of Seller as of the date hereof who is bound by all of the provisions of this Agreement as a Steward Party, MPT or any Affiliate of any of the foregoing or, if an individual, any spouse or descendent (whether natural or adopted) of such individual or any trust or family partnership or limited liability company maintained solely for the benefit of such individual and/or his or her spouse or descendants (whether natural or adopted).

(nnn) “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock corporation, estate, trust, unincorporated association, joint venture, governmental authority or other entity, of whatever nature.

(ooo) “Piggyback Registration” has the meaning set forth in Section 7.3(a).

(ppp) “Pre-Emptive Share” means (a) with respect to all Steward Parties, a percentage equal to the total number of New Securities specified in an Issuance Notice, multiplied by a fraction (i) the numerator of which is the sum of the total number of shares of Common Stock held by such Steward Party (determined on a fully-diluted and an as-converted basis) and (ii) the denominator of which is sum of the total number of shares of Common Stock outstanding (determined on a fully-diluted and an as-converted basis), in each case calculated as of the date on which such Issuance Notice is delivered to the Steward Parties, such amount to be allocated ratably in accordance with each Steward Party’s pro rata percentage thereof or as the exercising Steward Parties may mutually agree, and (b) with respect to MPT, a percentage equal to the total number of New Securities specified in an Issuance Notice, multiplied by a fraction (i) the numerator of which is the sum of the total number of shares of Common Stock held by MPT (determined on a fully-diluted and an as-converted basis) and (ii) the denominator of which is sum of the total number of shares of Common Stock outstanding (determined on a fully-diluted and an as-converted basis), in each case calculated as of the date on which such Issuance Notice is delivered to MPT.

(qqq)    “Prospectus” means (i) the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus and (ii) any free writing prospectus (within the meaning of Rule 405 under the Securities Act) relating to any offering of Registrable Securities pursuant to a Registration Statement.

(rrr)    “Public Offering” means any sale or distribution by the Company and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering Registered under the Securities Act.

(sss)    “RDLT” has the meaning set forth in the Preamble.

(ttt)    “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(uuu)    “Registrable Securities” means the Closing Class A Shares and the Earnout Class A Shares (solely to the extent any such Earnout Class A Shares are issued in accordance with the Merger Agreement). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or distributed to the public pursuant to an offering Registered under the Securities Act, sold to the public through a broker, dealer or market maker in compliance with Rule 144 or repurchased by the Company or any of its Subsidiaries. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person holds such Registrable Securities of record or in “street name” or has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

(vvv)    “Registration Date” has the meaning set forth in Section 7.10(b).

(www) “Registration Expenses” has the meaning set forth in Section 7.7(a).

(xxx)    “Registration Rights Agreement” has the meaning set forth in Signature Page.

(yyy)    “Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

(zzz)    “Registration Trigger Date” has the meaning set forth in Section 7.1(e).

(aaaa) “Related Investors” means Related CM Advisor, LLC, a Delaware limited liability company, and the other Persons who, at any time, are “Investors” under the terms of that certain Registration Rights Agreement, dated as of July 13, 2021 (as the same may be amended or restated).

(bbbb) “Representatives” has the meaning set forth in Section 6.4(a)(iii). 7.1(a).

(cccc) “Resale Shelf Registration Statement” has the meaning set forth in Section

(dddd) “Resale Shelf Registration” has the meaning set forth in Section 7.2(d).

(eeee) “Rule 144”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(ffff)    “SACN Holdco” has the meaning set forth in the Recitals.

(gggg) “SEC Guidance” has the meaning set forth in Section 7.1(b).

(hhhh) “Second Steward Nominee” has the meaning set forth in Section 1.1.

(iiii)    “Second Threshold Date” means the first date after the Earnout Issuance Date on which the number of shares of Common Stock Beneficially Owned by RDLT, in the aggregate, is less than fifty percent (50%) of the Seller Class A Shares issued to Seller at the Closing and on the Earnout Issuance Date and, in each case, immediately thereafter transferred to RDLT (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares).

(jjjj)    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(kkkk) “Seller Class A Shares” has the meaning set forth in the Recitals.

(llll)    “Seller” has the meaning set forth in the Preamble.

(mmmm)    “Shelf Demand Right” has the meaning set forth in Section 7.1(b).

(nnnn) “Shelf Participant” means any holder of Registrable Securities listed as a potential selling stockholder in connection with the Resale Shelf Registration Statement or the Shelf Registration or any such holder that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post-effective amendment thereto or added by means of an automatic post-effective amendment thereto.

(oooo) “Shelf Registration” has the meaning set forth in Section 7.2(c).

(pppp) “Short-Form Registrations” has the meaning set forth in Section 7.2(a).

(qqqq) “SICN Holdco” has the meaning set forth in the Recitals.

(rrrr)    “SNCN Holdco” has the meaning set forth in the Recitals.

(ssss) “Steward Designee” means each individual RDLT has designated pursuant to Section 1.1, Section 1.1(d), Section 1.1(h) or Section 1.1(i) and who is thereafter elected and qualifies to serve as a director of the Company.

(tttt)    “Steward Nominees” has the meaning set forth in Section 1.1.

(uuuu) “Steward Party” means each of RDLT, MC, Seller and each Permitted Transferee, and collectively such Persons are referred to as the “Steward Parties”. In no event shall MPT be deemed a Steward Party.

(vvvv) “Subsidiary” means, with respect to any Person, an entity that is Controlled, directly or indirectly, by such Person.

(wwww)    “Suspension Event” has the meaning set forth in Section 7.2(f)(ii).

(xxxx) “Suspension Notice” has the meaning set forth in Section 7.2(f)(ii).

(yyyy) “Tail Period” means the period from the Closing Date until the date that is six (6) months after a Steward Designee or an Affiliate of RDLT ceases to serve on the Board.

(zzzz) “Takedown Demand” has the meaning set forth in Section 7.2(d).

(aaaaa)“Takedown Offering” has the meaning set forth in Section 7.2(d).

(bbbbb) “Target Companies” has the meaning set forth in the Recitals.

(ccccc)“Trading Day” has the meaning set forth in Section 7.1(e).

(ddddd)    “Transfer Notice” has the meaning set forth in Section 4.1(a).

(eeeee)“Transfer” means to voluntarily or involuntarily, transfer, sell, pledge or hypothecate or otherwise dispose of (whether by operation of law or otherwise), including, in each case, (i) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (ii) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise.

(fffff) “Unrestricted Conditions” has the meaning set forth in Section 7.10(b).

(ggggg)    “Vacancy Nominee” has the meaning set forth in Section 1.1(h).

(hhhhh) “Voting Securities” means shares of Common Stock and any other securities of the Company entitled to vote generally in the election of directors of the Company.

(iiiii)    “WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

ARTICLE IX

MISCELLANEOUS.

Section 9.1    Termination. This Agreement will be effective as of the date hereof and, except as otherwise set forth herein, will continue in effect thereafter until the first date on which MPT and the Steward Parties cease to Beneficially Own any Seller Class A Shares; provided, however, that the provisions of Section 1.1, Section 1.6, Article II, Section 3.1, and Article VII shall remain in effect for the periods of time specified therein and the provisions of Section 7.8 shall survive indefinitely.

Section 9.2    Entire Agreement. This Agreement (including any exhibits or schedules attached hereto) and other documents delivered pursuant hereto, contain the entire understanding of the parties in respect of their subject matter and supersede all prior agreements and understandings (oral or written) between the parties with respect to such subject matter.

Section 9.3    Remedies. Each of the parties agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that each party would be irreparably harmed if any of the provisions of the Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in addition to any other remedy to which a non-breaching party may be entitled at Law, a non-breaching party shall be entitled to injunctive relief without the posting of any bond or other undertaking to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. Each party further waives any defense that a remedy at Law would be adequate in any action or proceeding for specific performance or injunctive relief hereunder.

Section 9.4    Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be waived, modified, amended, supplemented, canceled or discharged only with the prior written consent of the Company and RDLT. Any amendment or waiver effected in accordance with this Section  9.4 shall be binding upon MPT, each Steward Party and the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 9.5    Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

Section 9.6    Transfer of Rights. A Steward Party or MPT may transfer or assign, in whole or from time to time in part, to one or more Permitted Transferees, its rights and obligations under this Agreement and such rights will be transferred to such Permitted Transferee effective upon receipt by the Company of (A) written notice from such Steward Party or MPT (as the case may be) stating the name and address of the Permitted Transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (B) except in the case of a transfer to an existing Steward Party or to MPT, a written agreement from such Permitted Transferee to be bound by the terms of this Agreement. Except in accordance with the previous sentence, no Steward Party shall assign its obligations hereunder without the prior written consent of the Company. A Permitted Transferee who satisfies the conditions set forth in this Section 9.6 shall henceforth be a “Steward Party” for purposes of this Agreement. In the event a holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such holder, the Company shall use its reasonable best efforts to amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Resale Shelf Registration Statement; provided that, in no event shall the Company be required to file a post-effective amendment to the Resale Shelf Registration Statement unless the Company receives a written request from the subsequent transferee, requesting that its shares of Common Stock be included in the Resale Shelf Registration Statement, with all information reasonably requested by the Company.

Section 9.7    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable Law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

Section 9.8    Counterparts. This Agreement may be executed in any number of counterparts (including by means of facsimile and electronically transmitted portable document format (.pdf) signature pages), each of which shall be an original but all of which together shall constitute one and the same instrument.

Section 9.9    Descriptive Headings; Interpretation. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Words of one gender shall be held to include the other gender as the context requires. The word “or” shall not be exclusive. The words “herein,” “hereof,” “hereunder” or “hereby” and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific section. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless otherwise specified herein, references to any statute, listing rule, rule, standard, regulation or other law include a reference to the corresponding rules and regulations and each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time. References to any section of any statute, listing rule, rule, standard, regulation or other law include any successor to such section. References to any contract (including this Agreement) or governing document are to the contract or governing document as amended, modified, supplemented or replaced from time to time, unless otherwise stated. References to any Person include such Person’s predecessors or successors, whether by merger, consolidation, amalgamation, reorganization or otherwise, and permitted assigns.

Section 9.10    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be construed in accordance with and governed for all purposes by the internal substantive Laws of Delaware applicable to contracts executed and to be wholly performed within Delaware.

(b)    Any proceeding against any party or arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought exclusively in the state or federal courts located in New Castle County in the State of Delaware (the “Designated Courts”), and the parties accept the exclusive jurisdiction of the Designated Courts for the purpose of any proceeding. Each party agrees that service of any process, summons, notice or document by U.S. registered mail addressed to such party in accordance with Section 9.11 shall be effective service of process for any action, suit or proceeding brought against such Party in any such court.

(c)    In addition, each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any proceeding arising out of or relating to this Agreement in any Designated Court or any judgment entered by any of the Designated Courts and hereby further irrevocably waives any claim that any proceedings brought in the Designated Courts has been brought in an inconvenient forum.

(d)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE OUT OF, OR WITH RESPECT TO, THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 9.10. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 9.11    Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) when delivered personally to the recipient, (b) when sent via email, if sent on a Business Day on or prior to 11:59 PM in the time zone of the recipient, and if not, 12:01 AM in the time zone of the recipient on the next Business Day, and delivery is confirmed by the recipient via non-automated transmission (c) one Business Day after the Business Day on which such communication is deposited with Federal Express or similar nationally recognized overnight courier service (charges prepaid), or (d) when delivered after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

if to the Company:

CareMax, Inc.

1000 NW 57 Court

Suite 400

Miami, FL 33126

Telephone: (786) 360-4768

Attention: General Counsel

Email: meredith.longsworth@caremax.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

200 South Biscayne Boulevard

Suite 2500

Miami, FL 33131

Telephone: (305) 702-8880

Attention: Joshua M. Samek, Esq.

Email: Joshua.Samek@us.dlapiper.com

if to the Steward Parties:

c/o Steward Health Care System LLC

1900 N Pearl St #2400

Dallas, Texas 75201

Telephone: [            ]

Attention: Rubén José King-Shaw Jr. and General Counsel

Email: ruben.king-shaw@steward.org

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

1501 K Street, NW

Washington, DC 20005

Telephone: (202) 736-8590

Attention: Sam Wales; Krista Lewis

Email: swales@sidley.com; kklewis@sidley.com

if to MPT:

c/o Medical Properties Trust, Inc.

[            ]

[            ]

Telephone: [            ]

Attention: [             ]

Email: [            ]

with a copy (which shall not constitute notice) to:

[            ]

[            ]

[            ]

Telephone: [            ]

Attention: [             ]

Email: [            ]

Section 9.12    No Strict Construction. Each party expressly represents and warrants to the other parties that before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; said party has relied solely and completely upon its own judgment in executing this Agreement; said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement, which is the result of arm’s length negotiations conducted by and among the parties and their respective counsel. This Agreement shall be deemed drafted jointly by the parties and nothing shall be construed against one party or another as the drafting party.

Section 9.13    No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns; provided, that the Persons indemnified under Section 7.8 are intended third party beneficiaries of Section 7.8.

* * * * *

IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first written above.

CAREMAX, INC.

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, RDLT has executed this Agreement as of the date first written above.

By:
Name: Dr. Ralph de la Torre

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, MC has executed this Agreement as of the date first written above.

By:
Name: Dr. Michael Callum

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, MPT has executed this Agreement as of the date first written above.

MEDICAL PROPERTIES TRUST, INC.

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, Seller has executed this Agreement as of the date first written above.

SPARTA HOLDING CO. LLC

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

INVESTOR RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Investor Rights Agreement dated as of [●], 2022 (as the same may hereafter be amended, the “Investor Rights Agreement”), among CareMax, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Investor Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Investor Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the             day of             , 20    .

[STEWARD PARTY / MPT]:
[●]
By:
Its:
Address for Notices: [●]
[●]
[●]
[●]

Agreed and Accepted as of

CAREMAX, INC.
By:
Its:

Exhibit L

Buyer Series A Preferred Certificate of Designation

See Attached.

Certificate of Designation of

Series A Preferred Stock of

CareMax, Inc.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), CareMax, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $0.0001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the board of directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series; and

WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences, and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a new series of Preferred Stock and does hereby in this Certificate of Designation (the “Certificate of Designation”) establish and fix and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:

1.    Designation. There shall be a series of Preferred Stock that shall be designated as “Series A Preferred Stock” (the “Series A Preferred Stock”) and the number of Shares (as defined below) constituting such series shall be [●] ([●]). The rights, preferences, powers, restrictions, and limitations of the Series A Preferred Stock shall be as set forth herein.

2.    Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Board” has the meaning set forth in the Recitals.

“Certificate of Designation” has the meaning set forth in the Recitals.

“Certificate of Incorporation” has the meaning set forth in the Recitals.

“Change in Control” has the meaning set forth in the Merger Agreement.

“Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Corporation.

“Corporation” has the meaning set forth in the Preamble.

“Date of Issuance” means, for any Share, the date on which the Corporation initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

“Merger Agreement” means that certain Agreement and Plan of Merger by and among the Corporation, Sparta Merger Sub I, Inc., a Delaware corporation, Sparta Merger Sub II, Inc., a Delaware corporation, Sparta Merger Sub III, Inc., a Delaware corporation, Sparta Merger Sub I, LLC, a Delaware limited liability company, Sparta Merger Sub II, LLC, a Delaware limited liability company, Sparta Merger Sub III, LLC, a Delaware limited liability company, Sparta Sub, Inc., a Delaware corporation, SNCN Holdco Inc., a Delaware corporation, SICN Holdco, Inc., a Delaware corporation, Sparta Holding Co. LLC, a Delaware limited liability company, and Steward Health Care System LLC, a Delaware limited liability company, dated as of May 31, 2022, as the same may be amended from time to time.

“Preferred Stock” has the meaning set forth in the Recitals.

“Series A Preferred Stock” has the meaning set forth in Section 1.

“Series A Redemption” has the meaning set forth in Section 6.1.

“Series A Redemption Date” has the meaning set forth in Section 6.1.

“Series A Redemption Notice” has the meaning set forth in Section 6.1.

“Series A Redemption Price” has the meaning set forth in Section 6.1.

“Share” means a share of Series A Preferred Stock.

“Special Matters” means any of the following actions taken by the Corporation: (i) solely if a vote of the Common Stock is required by the DGCL or the listing rules of the Nasdaq Stock Market, or such other national securities exchange on which the Common Stock is primarily listed, the issuance of shares of any class or series of capital stock of the Corporation (or any security convertible into or exercisable for shares of any class or series of capital stock of the Corporation), other than (A) the issuance of shares of any class or series of capital stock of the Corporation (or any security convertible into or exercisable for shares of any class or series of capital stock of the Corporation) to directors, officers, employees, or consultants of the Corporation or its subsidiaries or affiliates as compensation in connection with their service as such, or (B) the issuance of shares of any class or series of capital stock of the Corporation (or any security convertible into or exercisable for shares of any class or series of capital stock of the Corporation), the proceeds of which will be used solely to repay indebtedness of the Corporation and related expenses; and (ii) a Change in Control in which the enterprise value of the Corporation is less than $2,500,000,000.00.

3.    Dividends. Dividends shall not be payable on the Series A Preferred Stock.

4.    Liquidation. In the event of any Change in Control, voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Shares then outstanding shall not be entitled to be paid out of the assets of the Corporation for distribution to stockholders.

5.    Voting. Each holder of outstanding Shares shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to the Special Matters, and shall have no other voting rights. In any such vote, each Share shall be entitled to [•] ([•])1 votes, which shall be appropriately adjusted to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reclassification, combination, exchange of shares, or other like change with respect to the Common Stock occurring on or after the Date of Issuance Time. Each holder of outstanding Shares shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

6.    Redemption.

6.1    Redemption. At any time on or after the earlier of (a) the date that is two (2) years after the Date of Issuance or (b) the date that the Earnout Class A Shares (as defined in the Merger Agreement) first become issuable pursuant to the terms of the Merger Agreement, the Corporation shall have the right to elect to have, out of funds legally available therefor, all (but not less than all) of the then outstanding Shares redeemed by the Corporation (a “Series A Redemption”) for a price per Share equal to $0.0001 for each Share (the “Series A Redemption Price”). Any such Series A Redemption shall occur not more than sixty (60) days following receipt by the holders of Series A Preferred Stock of a written election notice (the “Series A Redemption Notice”) from the Corporation specifying (i) the date of the closing of the redemption (the applicable date, the “Series A Redemption Date”) and (ii) the manner and place designated for surrender by each holder to the Corporation of his, her, or its certificate or certificates

[1]

NTD: To be calculated to an amount such that the voting power of the holder, together with the shares of Common Stock transferred to such holder immediately following the closing, would be the voting power the holder would have had if the Earnout Class A Shares were earned as of the closing and distributed proportionately to such holder based on Section 3.06 of the Disclosure Schedule.

representing the Shares to be redeemed. In exchange for the surrender to the Corporation by the respective holders of Shares of their certificate or certificates representing such Shares in accordance with Section 6.2 below, the aggregate Series A Redemption Price for all Shares held by each holder of Shares shall be payable in cash in immediately available funds to the respective holders of the Series A Preferred Stock on the applicable Series A Redemption Date.

6.2    Surrender of Certificates. On or before the Series A Redemption Date, each holder of Shares shall surrender the certificate or certificates representing such Shares to the Corporation, in the manner and place designated in the Series A Redemption Notice, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated in the Series A Redemption Notice. Each surrendered certificate shall be canceled and retired and the Corporation shall thereafter make payment of the applicable Series A Redemption Price by certified check or wire transfer to the holder of record of such certificate.

6.3    Rights Subsequent to Redemption. If on the applicable Series A Redemption Date, the Series A Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Series A Redemption Date, then on such date all rights of the holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

7.    Conversion. The Series A Preferred Stock shall not be convertible into any other class or series of capital stock of the Corporation.

8.    Reissuance of Series A Preferred Stock. Any Shares redeemed, converted, or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold, or transferred.

9.    Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received or delivery is refused by the addressee if sent by a nationally recognized overnight courier (receipt requested) or by certified or registered mail, return receipt requested, postage prepaid; (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 9).

10.    Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Corporation and Sparta Holding Co. LLC or its successor, and any such written amendment, modification, or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Executive Officer this [●], 2022.

CAREMAX, INC.

By:
[NAME] [TITLE]

Annex B

200 West Street | New York, NY 10282-2198 Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

May 31, 2022

Board of Directors

CareMax, Inc.

8700 W Flagler St

Miami, FL 33174

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to CareMax, Inc. (the “Company”) of the Consideration (as defined below) to be paid in the aggregate by the Company pursuant to the Agreement and Plan of Merger, dated as of May 31, 2022 (the “Agreement”), by and among, (i) the Company, (ii) Sparta Merger Sub I, Inc. (“Merger Sub I”), (iii) Sparta Merger Sub II, Inc. (“Merger Sub II”), (iv) Sparta Merger Sub III, Inc. (“Merger Sub III” and, collectively with Merger Sub I and Merger Sub II, “Merger Subs”), (v) Sparta Merger Sub I, LLC (“Merger LLC I”), (vi) Sparta Merger Sub II, LLC (“Merger LLC II”), (vii) Sparta Merger Sub III, LLC (“Merger LLC III” and, collectively with Merger LLC I and Merger LLC II, “Merger LLCs”), (viii) Sparta Sub Inc. (“SACN”), (ix) SNCN Holdco, Inc. (“SNCN”), (x) SICN Holdco, Inc. (“SICN” and, collectively with SACN and SNCN the “Target Companies”), (xi) Sparta Holding Co. LLC, (“Seller”) and (xii) Steward Health Care System LLC (“Parent” and together with Seller, “Seller Parties”). Capitalized terms used but and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. Following the Reorganization, Seller will own all of the issued and outstanding shares of capital stock of the Target Companies. Pursuant to the Agreement, the Company will directly or indirectly acquire all of the issued and outstanding shares of capital stock (the “Target Companies Shares”), of the Target Companies, as a result of (i) (a) the merger of Merger Sub I with and into SACN, (b) the merger of Merger Sub II with and into SNCN and (c) the merger of Merger Sub III with and into SICN, and, immediately thereafter, (ii) (a) the merger of SACN with and into Merger LLC I, (b) the merger of SNCN with and into Merger LLC II and (c) the merger of SICN with and into Merger LLC III. The aggregate consideration consists of (i) (a) $25,000,000, plus (b) the Net Pre-Closing Medicare AR, if any, minus (c) the Reorganization Note Amount, minus (d) Transaction Expenses (calculated as of immediately prior to the Closing), minus (e) Indebtedness (calculated as of immediately prior to the Closing) (the “Cash Payment”), (ii) 23,500,000 shares of the Company’s Class A common stock, par value $0.0001 per share, (the “Class A Shares”) deliverable at the Closing (the “Initial Share Consideration”) and (iii) the Class A Shares, if issuable, in accordance with Section 1.13 of the Agreement (assuming, with your consent, no adjustments to the Initial Share Consideration in accordance with Section 1.15 of the Agreement, the “Earnout Consideration”, and together with the Cash Payment and the Initial Share Consideration, the “Consideration”). The Cash Payment, the Initial Share Consideration and the Earnout Consideration are each subject to adjustments as set forth in Sections 1.11(c), 11.11(d), 1.13 and 1.15 of the Agreement.

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company,

Securities and Investment Services Provided by GoldmanSachs & Co. LLC

Board of Directors

CareMax, Inc.

May 31, 2022

Page Two

Seller and any of their respective affiliates and third parties, including Deerfield Management, a significant shareholder of the Company (“Deerfield”) and Steward Health Care Investors, LLC and Ralph de La Torre, significant shareholders of the Parent (“Steward Investors”) and any of their affiliates and, as applicable, portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and a substantial portion of which is contingent upon payment of the Earnout Consideration in connection with the Transaction. The Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We may in the future provide financial advisory and/or underwriting services to the Company, the Seller Parties, the Target Companies, Deerfield, the Steward Investors, or their respective affiliates and, as applicable, portfolio companies, for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Deerfield and its affiliates from time to time and may have invested in limited partnership units of affiliates of Deerfield from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and the Annual Reports on Form 10-K (and any amendments thereto) of the Company for the years ended December 31, 2020 and December 31, 2021; the Company’s Registration Statement on Form S-1, including the prospectus contained therein dated July 16, 2020 relating to the Company’s initial public offering; the Company’s Registration Statement on Form S-1 (and any amendments thereto), including the final prospectus dated May 20, 2022 relating to the Company’s continuous offering; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to their respective stockholders; certain publicly available research analyst reports for the Company; unaudited financial statements for the Target Companies for the years ended December 31, 2019, December 31, 2020 and December 31, 2021; certain internal financial analyses and forecasts for the Company prepared by its management and certain financial analyses and forecasts for the Target Companies prepared by the management of the Company and, in each case, approved for our use by the Company (the “Forecasts”); certain analyses prepared by the management of the Company related to the expected utilization by the Company of certain net operating loss carryforwards of the Company, as approved for our use by the Company (the “NOL Forecasts”);, in each case, as prepared by the management of the Company and approved for our use by the Company. We have also held discussions with members of the senior managements of the Company, the Target Companies and the Seller Parties regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction and the past and current business operations, financial condition and future prospects of the Target Companies and the Company; reviewed certain financial and stock market information for the Company and certain financial information for the Target Companies with similar financial and stock market information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations involving companies providing primary care healthcare services; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts and the NOL Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. In addition, with your consent, we have assumed that there will be no adjustments to (i) the Cash Payment in accordance with Section 1.11(c) or Section 1.11(d) of the Agreement, (ii) the Initial Share Consideration in accordance with Section 1.15 of the Agreement and (iii) the Earnout Consideration in

Board of Directors

CareMax, Inc.

May 31, 2022

Page Three

accordance with Section 1.13 of the agreement. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Target Companies, the Company or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or the Target Companies or on the expected benefits of the Transaction in any way meaningful to our analysis. We also have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis. We have also assumed that there will not be an acceleration of the obligation to deliver the Earnout Consideration as a result of a Change in Control of Buyer or otherwise.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the Company, as of the date hereof, of the Consideration to be paid by the Company pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, any ongoing obligations of the Company or the Target Companies, the Reorganization, the Medicare AR Financing, any allocation of the Consideration, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, the Seller Parties or the Target Companies, or any class of such persons in connection with the Transaction, whether relative to the Consideration to be paid by the Company for all of the Target Companies Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Class A Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, the Seller Parties or the Target Companies or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company, the Seller Parties or the Target Companies or the Seller or the ability of the Company, the Seller Parties or the Target Companies to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with the Consideration to be paid by the Company for all of the Target Companies Shares and such opinion does not constitute a recommendation as to how any holder of Class A Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid by the Company pursuant to the Agreement is fair from a financial point of view to the Company.

Very truly yours,

(GOLDMAN SACHS & CO. LLC)

Annex C

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Combined Financial Statements

As of December 31, 2021 and 2020

And for the years ended December 31, 2021 and 2020

(With Independent Auditor’s Audit Report Thereon)

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

INDEPENDENT AUDITOR’S REPORT

Steward Health Care Network Inc. Board of Directors

Dallas, Texas

Opinion

We have audited the combined financial statements of Steward Value-Based Care (A Carve-Out Business of Steward Health Care Systems, LLC) (the Company), which comprise the combined balance sheets as of December 31, 2021 and 2020, and the related combined statements of operations, changes in net parent investment, and cash flows for the years then ended, and the related notes to the combined financial statements.

In our opinion, the accompanying combined financial statements present fairly, in all material respects, the financial position of Steward Value-Based Care (A Carve-Out Business of Steward Health Care Systems, LLC) as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 2 of the combined financial statements, the Company is a carve out of Steward Health Care System, LLC and its subsidiaries. The combined financial statements have been prepared from the underlying records of Steward Health Care System, LLC using both specific identification and allocation methodologies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the combined financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year from the date the combined financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the combined financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Steward Value-Based Care’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ Crowe LLP

Dallas, Texas

August 8, 2022

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Combined Balance Sheets

As of December 31, 2021 and 2020

(in thousands)

	2021	2020
Assets
Accounts receivable	$46,217	$34,981

Total current assets	46,217	34,981
Intangible assets	—	25

Total assets	$46,217	$35,006

Liabilities and Net Parent Investment
Accounts payable and accrued expenses	$1,299	$3,231
Accrued compensation and benefits	846	969
Distribution liabilities	8,877	3,492

Total current liabilities	11,022	7,692

Total liabilities	11,022	7,692

Commitments and contingencies (Note 6)
Net parent investment	35,195	27,314

Total liabilities and net parent investment	$46,217	$35,006

See accompanying notes to the Combined Financial Statements.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Combined Statements of Operations

Years ended December 31, 2021 and 2020

(in thousands)

	2021	2020
Revenue	$68,264	$9,378
Expenses:
Salaries, wages and fringe benefits	11,539	10,641
General and administrative expenses	8,235	14,636
Distribution expenses	20,265	27,142
Amortization expenses	25	25

Total expenses	40,064	52,444

Income (loss) from operations	28,200	(43,066)
Income taxes expense	1,307	2,237

Net Income (loss)	$26,893	$(45,303)

See accompanying notes to the Combined Financial Statements.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Combined Statements of Cash Flows

Years ended December 31, 2021 and 2020

(in thousands)

	2021	2020
Operating activities:
Net income (loss)	$26,893	$(45,303)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization expenses	25	25
Increase (decrease) in cash resulting from a change in:
Accounts receivable	(11,236)	19,060
Prepaid expenses	—	94
Accrued compensation and benefits	(123)	368
Distribution liabilities	5,385	(3,883)
Accounts payable and accrued expenses	(1,932)	(580)
Deferred income taxes	—	(382)

Net cash provided by (used in) operating activities	19,012	(30,599)

Investing activities:

Net cash (used in) provided by investing activities	—	—

Financing activities:
Net transfers (to) from parent	(19,012)	30,599

Net cash (used in) provided by financing activities	(19,012)	30,599

Net increase in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of year	—	—

Cash and cash equivalents at end of year	$—	$—

See accompanying notes to the Combined Financial Statements.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Combined Statements of Changes in Net Parent Investment

Years ended December 31, 2021 and 2020

(in thousands)

Net Parent Investment
Balance at December 31, 2019	$42,018
Net income (loss)	(45,303)
Transfers from parent, net	30,599

Balance at December 31, 2020	27,314
Net income (loss)	26,893
Transfers to parent, net	(19,012)

Balance at December 31, 2021	$35,195

See accompanying notes to the Combined Financial Statements.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Notes to Combined Financial Statements

(in thousands)

(1)	Description of Business

The accompanying combined financial statements and notes present the combined financial position, results of operations, and cash flows of Steward Value-Based Care business (“the Business”, “the Company”, “our”, or “we”), a carve-out Medicare business of Steward Health Care Network, Inc. (“SHCN”), a wholly owned subsidiary of Steward Health Care System, LLC and its subsidiaries (“Steward”, “Parent”, or “the System”).

Steward Value-Based Care is a highly integrated physician network and managed care contracting entity. Operating one of the largest accountable care organizations (“ACOs”) in the United States, the Company participates in multiple Medicare value-based programs including Medicare Shared Savings Program (“MSSP”) and Medicare Advantage (“MA”) contracts.

Sparta Holding Co. LLC, which was formed for the purpose of holding the equity interests of Steward Value-Based Care, together with the Parent and CareMax Inc. (“CareMax”) signed an Agreement and Plan of Merger on May 31, 2022, which entails the sale of Steward Value-Based Care to CareMax, including the Company’s MSSP and MA contracts (the “Transaction”). These combined financial statements have been prepared in the context of this merger.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The combined financial statements have been prepared on a stand-alone basis in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and present the combined balance sheets as of December 31, 2021 and 2020 and results of operations, changes in net parent investment, and cash flows of the Company for the years ended December 31, 2021 and 2020.

Our balance sheets, statements of operations, statements of cash flows and statements of changes in net parent investment, together with the related footnotes have been compiled from the underlying records of the Parent. These financial statements have been carved out from the historical results of operations, financial position, and the cash flows of the Parent using both specific identification and the allocation methodologies described below.

The combined statements of operations of the Company reflect direct expenses specifically related to the Company’s operations, such as distribution expenses, direct employee expenses and vendor costs. Additionally, the combined statements of operations of the Company reflect allocations of general corporate expenses from the Parent including, but not limited to corporate finance, human resources, employee benefits, compliance, legal, admin, business development and utilities. These allocations were made on a direct usage basis when identifiable, with the remainder allocated based on the most relevant allocation method to the services provided, primarily based on relative percentage of the Company’s Medicare program membership and revenues. Management of the Company and Parent consider these allocations to be a reasonable reflection of the utilization of services by, or the benefits provided to, the Company. However, the amounts recorded may not be representative of the amounts that would have been incurred had the Company been an entity that operated independently of Parent. Consequently, these financial statements may not be indicative of the Company’s future performance and do not necessarily reflect what its results of operations, financial position and cash flows would have been had the Company operated as a separate entity apart from the Parent during the periods presented. The total amount of these expense allocations were $7,212 and $6,490 for the years ended December 31, 2021 and 2020, respectively and included in “Salaries, wages and fringe benefits” and “General and administrative expenses” within the combined statements of operations.

The combined balance sheets of the Company include the Parent’s assets and liabilities that are specifically identifiable or otherwise attributable to the Company. The assets and liabilities assigned from the Parent have been deemed attributable to, and reflective of the historical operations of, the Company; however, the amounts recorded may not be representative of the amounts that would have been incurred had the Company been an entity that operated independently of the Parent. The Parent’s long-term debt and the associated interest expense have not been attributed to the Company for any of the periods presented because we are not the legal obligor of the debt and our Parent’s borrowings are not directly attributable to the Company.

Net parent investment (“NPI”) in the combined balance sheets and combined statements of changes in net parent investment represents the Parent’s historical investment in the Company, the net effect of transactions with and allocations from the Parent and the Company’s accumulated earnings. While the Company does own and maintain separate bank accounts, our Parent uses a centralized approach to cash management and funds our operating and investing activities as needed. Accordingly, cash held by our Parent at the corporate level was not allocated to the Company for any of the periods presented. We reflect the cash generated by our operations and expenses paid by our Parent on our behalf as a component of NPI on our combined balance sheets, and as a net change in parent investment in our combined statements of cash flows.

All intercompany transactions and accounts within the combined businesses of the Company have been eliminated. Intercompany transactions between the Company and Parent are considered to be effectively settled in the combined financial statements at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the net change in parent investment in the combined statements of cash flows within financing activities, and in the combined balance sheets within NPI.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying footnotes. Actual results could differ materially from those estimates.

(c)	Recently Issued Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which will change how entities account for credit losses for most financial assets, trade receivables, and reinsurance receivables. The standard will replace the existing incurred loss impairment model with a new current expected credit loss model that generally will result in earlier recognition of credit losses. The standard will apply to financial assets subject to credit losses, including loans measured at amortized cost, reinsurance receivables, and certain off-balance sheet credit exposures. The standard is effective for the fiscal years beginning after December 15, 2022, including interim periods within such fiscal years. The Company is currently evaluating the impact of the adoption on our combined financial statements and related disclosures, if any.

(d)	Revenue Recognition

The Company adopted Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), effective January 1, 2019, using the modified retrospective transition method. Under ASC 606, revenue is recognized when a customer obtains control of promised goods or services, in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services. The Company determines revenue recognition through the following steps:

i.	Identify the contract(s) with a customer;

ii.	Identify the performance obligations in the contract;

iii.	Determine the transaction price;

iv.	Allocate the transaction price to the performance obligations in the contract; and

v.	Recognize revenue as the entity satisfies a performance obligation.

The Company derives its revenue primarily from the Medicare Shared Savings Program (“MSSP”) and Medicare Advantage (“MA”) arrangements, of which, management has concluded meet all of the criteria to be considered contracts under ASC 606. The promised services under the Company’s MSSP and MA arrangements are to manage population health services for beneficiaries for a given performance period. As part of these arrangements, the Company stands ready to manage the population health services throughout the performance period.

Settlements with third-party payors for retroactive adjustments due to risk adjustment, finalization of surplus sharing, or claim audits, reviews or investigations are considered variable consideration and are included in the determination of the estimated transaction price. The Company estimates the variable consideration that constitutes the transaction price of these arrangements by utilizing a third-party actuary who uses a variety of data sets provided by CMS, including historical claims from 2016 to present, benchmark and member assignment reports, and Quarterly Expenditure (“QEXPU”) reports, to project benchmark and total medical expenditures. Specifically, benchmarks by region are developed based on the member level cost and assignment information provided by CMS as part of their quarterly reporting, and expenditures by region are based on the expenditures for attributed members as reported in the monthly claims and claim line feed (“CCLF”) files from CMS. As the Company’s performance obligation is met over time, revenue is recorded in each performance year using its estimation methods and consideration is made that it is probable that a significant reversal will not occur once any uncertainty associated with the variable consideration is subsequently resolved. Since the Company has determined it only has one performance obligation under each of these arrangements, it allocates the full transaction price towards each arrangement’s individual performance obligation. The Company is paid by third-party payors for each performance year in the fourth quarter of the subsequent performance year. Estimated settlements are adjusted in the period when new information becomes available, or as years are settled or are no longer subject to such audits, reviews, and investigations. There was $17,619 of revenue recognized during the year ended December 31, 2021 and a reduction to revenue of $27,528 recognized during the year ended December 31, 2020 from performance obligations satisfied in prior periods. The Company recognizes revenue on a net basis as we do not control the services prior to transferring control to the customer.

Medicare Shared Savings Program

The MSSP is sponsored by the Center for Medicare and Medicaid Services (“CMS”). The MSSP allows ACO participants to receive a share in cost savings they generate in connection with the managing of costs and quality of medical services rendered to Medicare beneficiaries. Payments to ACO participants, if any, are calculated annually and paid once a year by CMS on cost savings generated by the ACO participant relative to the ACO participants’ CMS benchmark. Under the MSSP, an ACO must meet certain qualifications to receive the full amount of its allocable cost savings or they either receive nothing or are responsible for shared losses. The MSSP rules require CMS to develop a benchmark for savings to be achieved by each ACO if the ACO is to receive shared savings. An ACO that meets the MSSP’s quality performance standards will be eligible to receive a share of the savings to the extent its assigned beneficiary medical expenditures are below the medical expenditure benchmark provided by CMS. A Minimum Savings Rate (“MSR”), which varies depending on the number of beneficiaries assigned to the ACO, must be achieved before the ACO can receive a 75% share of the savings if quality performance standards are met. Once the MSR is surpassed, all the savings below the benchmark provided by CMS will be shared with the ACO.

Medicare Advantage

Medicare Advantage is a type of health insurance plan that provides Medicare benefits to people who qualify for Medicare through private commercial insurers. In a Medicare Advantage plan, a private insurance company provides coverage for inpatient hospital (“Part A”) and outpatient (“Part B”) services. Typically, the plan also includes prescription drug (“Part D”) coverage as well as other additional benefits such as dental. While specifics of contracts with commercial insurers might differ, the overall arrangements under MA are similar, whereby the Company enters into agreements with payors to manage the cost and quality of a defined range of healthcare services for the members enrolled in that individual payor’s MA health plan. The Company is entitled to shared savings or shared losses depending on metrics negotiated and for taking on partial financial risk for the attributed beneficiaries. Some MA arrangements also require the Company to provide care coordination services under which the Company is paid a per-member, per-month (“PMPM”) rate for each member who is attributed by the payor to the Company.

The following table presents revenues disaggregated by type. Risk contract revenue consists of revenues generated from MSSP and MA arrangements. Other revenue consists of revenue generated from the care coordination services under MA arrangements.

	2021	2020
Risk Contract Revenue	$66,250	$7,624
Other Revenue	2,014	1,754

Total Revenue	$68,264	$9,378

The following table presents our revenues disaggregated by payor:

	2021	2020
CMS	$63,493	$5,909
Commercial Payors	4,771	3,469

Total Revenue	$68,264	$9,378

(e)	Accounts Receivable

Receivables primarily consist of amounts due under risk contracts with various payors. Receivables due under risk contracts are recorded monthly based on reports received from payors and management’s estimate of risk adjustment payments to be received in subsequent periods for open performance years. Receivables are recorded and stated at the amount expected to be collected and probable that a significant reversal will not occur subsequently. For the years ended December 31, 2021 and 2020, CMS comprised 94% and 92% of accounts receivables, respectively, and the Company had no reserve for uncollectible amounts based on historical collectability of the business.

(f)	Distribution

The Company has certain amounts payable to its affiliated providers that represent potential performance based distributions pursuant to the participating provider agreements which have not yet been paid. The distributions payable amounts are recorded monthly based on a function of the Company’s net income before certain non-operating expenses, depreciation, amortization and any distribution expense. Payments to our affiliated providers are typically made 6-12 months after the risk performance year based on the Company’s proprietary distribution model which measures provider’s performance on specific quality, patient experience, engagement and care coordination measures. The Company also made certain distribution payments to the Parent’s affiliates in the same performance year that the amount was incurred. For the years ended December 31, 2021 and 2020, the Company recorded $9,868 and $27,006 of distribution expenses to the Parent’s affiliates, respectively.

(g)	Intangible Assets

Intangible assets consist of amortizable intangible assets. Amortizable intangible assets include contracts and licenses and are amortized over five years. Amortizable intangible assets are reviewed for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. The gross carrying value of the Company’s intangible assets was $127 as of December 31, 2021 and 2020, respectively. The accumulated amortization was $102 as of December 31, 2020 and the intangible assets were fully amortized as of December 31, 2021.

(h)	Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses primarily consist of consulting and general insurance accruals.

(i)	Income Taxes

The Company accounts for income taxes under the provisions of ASC Topic 740, Income Taxes, which requires the Company to utilize the asset and liability method. Income taxes as presented in the Company’s financial statements attribute current and deferred income taxes of Steward to the Company’s financial statements in a manner that is systematic, rational and consistent with ASC 740. Accordingly, the Company’s income tax provision was prepared following the separate return method. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of the assets and liabilities using enacted tax rates in effect for the year in which the difference is expected to reverse. The Company reduces its deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that the Company will not realize some portion or all of the deferred tax assets. The Company considers relevant evidence, both positive and negative, to determine the need for a valuation allowance. Information evaluated includes its financial position and results of operations for the current and preceding years, the availability of deferred tax liabilities, and tax carrybacks, as well as an evaluation of currently available information about future years.

The Company recognizes and measures uncertain tax positions and records tax benefits when it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. At each period-end, it is necessary for the Company to make certain estimates and assumptions to compute the provision for income taxes, including allocations of certain transactions to different tax jurisdictions, amounts of permanent and temporary differences, the likelihood of deferred tax assets being recovered and the outcome of contingent tax risks. These estimates and assumptions are revised as new events occur, more experience is acquired, and additional information is obtained. The effect of these revisions is recorded in income tax expense or benefit in the period in which they become known.

(3)	COVID-19 Pandemic

In January 2020, the Secretary of the U.S. Department of Health and Human Services (“HHS”) declared a national public health emergency due to a novel strain of coronavirus. In March 2020, the World Health Organization declared the outbreak of COVID-19, a disease caused by this coronavirus, a pandemic. Where applicable, the impact resulting from the COVID-19 pandemic during the years ended December 31, 2021 and 2020, have been considered. The Company’s operations were scaled back significantly and on-site staffing was reduced. CMS adjusted the quality reporting requirements for MSSP which mitigated a negative financial impact to the Company. As part of the Coronavirus, Aid, Relief and Economic Security Act (CARES Act), companies were allowed to defer the deposit and payment of their share of Social Security taxes. As of December 31, 2021 and 2020, the Company had $207 of deferred 2020 payments outstanding, included in “Accrued compensation and benefits” within the combined balance sheets. There are no other impacts to the business from the COVID-19 pandemic. Management is actively monitoring the impact of the global pandemic on its financial condition, liquidity, operations, industry, and workforce.

(4)	Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation, referred to as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to: (1) reducing the U.S. federal corporate tax rate from 35% to 21%; (2) elimination of the corporate alternative minimum tax (“AMT”) and changing how existing AMT credits can be realized; and (3) changing rules related to the usage and limitation of net operating loss (“NOL”) carryforwards created in tax years beginning after December 31, 2017.

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), was signed into law on March 27, 2020 and contained important tax changes intended to deliver relief to businesses struggling due to the COVID-19 pandemic.

Provisions of the Tax Act and the CARES Act that impact the Company’s income taxes are not significant for the 2020 and 2021 tax years.

The provision for income taxes for the years December 31, 2021 and 2020 consists of the following:

	2021	2020
Current
Federal	$1,293	$2,035
State and local	14	584
Deferred
Federal	—	(297)
State and local	—	(85)

Total income tax expense	$1,307	$2,237

Our effective tax rates were 4.6% and (5.2)% for the years ended December 31, 2021 and 2020, respectively. The difference between income tax expense derived by applying the federal statutory income tax rate to our income before income taxes and the amount recognized in our combined financial statements is as follows:

	2021	2020
Expected tax (benefit) at statutory rate	$5,922	$(9,043)
State taxes, net of federal benefit	1,698	(2,593)
Valuation allowance for deferred tax assets	(6,313)	13,873

Total income tax expense	$1,307	$2,237

The difference between the tax provision computed at the statutory rate and the tax provision recorded by the Company for the years ended December 31, 2021 and 2020, primarily relates to the valuation allowance recognized on the Deferred tax assets.

The Company’s deferred tax assets and liabilities as of December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Deferred tax assets	$7,856	$14,175
Deferred tax liabilities	(296)	(302)
Valuation allowance	(7,560)	(13,873)

Net deferred tax asset (liability)	$—	$—

For the years ended December 31, 2021 and 2020, significant components of deferred tax assets include Other accrued liabilities. Deferred tax liabilities relate primarily to Fixed assets.

The Company has established a full valuation allowance against all of the deferred tax assets as they are not more likely than not to be realized. The valuation allowance was established at $13,873 for the year ended

December 31, 2020 and decreased by approximately $6,000 during the year ended December 31, 2021, primarily because of the utilization of carryforward NOLs during 2021.

As of December 31, 2021, the Company had federal net operating losses generated of approximately $18,025 available to reduce future taxable income, which have no expiration under the new rules under the Tax Act. The Company had state net operating loss carryforwards available to offset future taxable income of approximately $11,932. Of those state NOLs that do have a limited carryforward period, they are expected to expire in 2040. There are no credit carryforwards available to offset future federal income tax.

The statute of limitations for assessment by the Internal Revenue Service (“IRS”) and most state tax authorities is open for tax years ended December 31, 2016 and subsequent for the Company. The Company is currently under audit by the IRS for the years ended December 31, 2016 and 2017.

The Company records interest and penalties as a component of income tax expense. As of December 31, 2021, and 2020 the Company had no accruals for uncertain tax positions and no interest and penalties accrued.

(5)	Employees’ Retirement Plans

Defined Contribution Plans

Matching contributions by the Company are discretionary. Participants in the Parent’s Health Care 401(k) Retirement Savings Plan have to complete 1,000 hours of service during the year and be employed as of the last day of the year to be eligible to receive any discretionary matching contributions that may be made. No contributions were made for the year ended December 31, 2020 and minimal contributions were made for the year ended December 31, 2021.

(6)	Commitments and Contingencies

To meet the requirements of the MSSP and participate in a two-sided model, the Company entered into an arrangement with HUB International New England for a surety bond. The premium paid for the surety bond is recognized as prepaid expenses and is expensed over the life of the bond. As of December, 31, 2021 and 2020, the prepaid expense was fully amortized. As of December 31, 2021, the Company had $23,340 of outstanding surety bonds used to secure its ability to repay CMS for any shared savings losses.

(7)	Subsequent Events

The combined financial statements of the Company are derived from the consolidated financial statements of the Parent, which issued its financial statements for the year ended December 31, 2020 on June 3, 2021. The Company performed an evaluation of Type I subsequent events for the December 31, 2020 financial statements through June 3, 2021, the date the December 31, 2020 combined financial statements were available to be issued. The Company performed an evaluation of Type II subsequent events for the year ended December 31, 2020 and all subsequent events through August 8, 2022, the date these comparative financial statements were available to be issued and determined there were no recognized or unrecognized subsequent events that would require an adjustment or additional disclosure in the combined financial statements.

On January 1, 2022, the Company elected to participate in the Direct Contracting Entity (“DCE”) model as a Standard DCE. The DCE model includes three voluntary payment model options which allow participants to take on risk and earn rewards by providing them with choices related to cash flows, beneficiary alignment, and benefits enhancements. DCE is sponsored by Center for Medicare and Medicaid Innovation (“CMMI”). Like MSSP, DCE participants receive a share in cost savings they generate in connection with the managing of costs and quality of medical services rendered to Medicare beneficiaries.

As of January 1, 2023, Compass Medical in Massachusetts (approximately 8,400 MSSP members) will no longer participate in MSSP program through Steward Value-Based Care.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Unaudited Condensed Combined Financial Statements

As of March 31, 2022 and December 31, 2021

And for the Three Months Ended March 31, 2022 and 2021

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Condensed Combined Balance Sheets

(in thousands)

	March 31, 2022	December 31, 2021
	(unaudited)
Assets
Accounts receivable	$53,379	$46,217
Prepaid expenses	350	—

Total current assets	53,729	46,217

Total assets	$53,729	$46,217

Liabilities and Net Parent Investment
Accounts payable and accrued expenses	$960	$1,299
Accrued compensation and benefits	650	846
Distribution liabilities	10,326	8,877

Total current liabilities	11,936	11,022

Total liabilities	11,936	11,022

Commitments and contingencies (Note 6)
Net parent investment	41,793	35,195

Total liabilities and net parent investment	$53,729	$46,217

See accompanying notes to the Unaudited Condensed Combined Financial Statements.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Unaudited Condensed Combined Statements of Operations

(in thousands)

	For the Three Months Ended March 31,
	2022	2021
Revenue	$11,588	$11,499
Expenses:
Salaries, wages and fringe benefits	2,043	2,610
General and administrative expenses	1,598	2,693
Distribution expenses	5,545	3,425
Amortization expenses	—	6

Total expenses	9,186	8,734

Income from operations	2,402	2,765
Income taxes expense	219	165

Net Income	$2,183	$2,600

See accompanying notes to the Unaudited Condensed Combined Financial Statements.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Unaudited Condensed Combined Statements of Cash Flows

(in thousands)

	For the Three Months Ended March 31,
	2022	2021
Operating activities:
Net income	$2,183	$2,600
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization expenses	—	6
Increase (decrease) in cash resulting from a change in:
Accounts receivable	(7,162)	(13,598)
Prepaid expenses	(350)	(350)
Accrued compensation and benefits	(195)	(145)
Distribution liabilities	1,449	(2,367)
Accounts payable and accrued expenses	(340)	124

Net cash used in operating activities	(4,415)	(13,730)

Investing activities:

Net cash provided by investing activities	—	—

Financing activities:
Net transfers from parent	4,415	13,730

Net cash provided by financing activities	4,415	13,730

Net increase in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of year	—	—

Cash and cash equivalents at end of year	$—	$—

See accompanying notes to the Unaudited Condensed Combined Financial Statements.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Unaudited Condensed Combined Statements of Changes in Net Parent Investment

For the Three Months ended March 31, 2022 and 2021

(in thousands)

Net Parent Investment
Balance at December 31, 2021	$35,195
Net income	2,183
Transfers from parent, net	4,415

Balance at March 31, 2022	$41,793

Net Parent Investment
Balance at December 31, 2020	$27,314
Net income	2,600
Transfers from parent, net	13,730

Balance at March 31, 2021	$43,644

See accompanying notes to the Unaudited Condensed Combined Financial Statements.

Steward Value-Based Care

(A Carve-out Business of Steward Health Care System, LLC)

Notes to Unaudited Condensed Combined Financial Statements

(in thousands)

(1)	Description of Business

The accompanying unaudited condensed combined financial statements and notes present the unaudited combined financial position, results of operations, and cash flows of Steward Value-Based Care (“the Business”, “the Company”, “our”, or “we”), a carve-out Medicare business of Steward Health Care Network, Inc. (“SHCN”), a wholly owned subsidiary of Steward Health Care System, LLC and its subsidiaries (“Steward”, “Parent”, or “the System”).

Steward Value-Based Care is a highly integrated physician network and managed care contracting entity. Operating one of the largest accountable care organizations (“ACOs”) in the United States, the Company participates in multiple Medicare value-based programs including Medicare Shared Savings Program (“MSSP”), Medicare Advantage (“MA”), and Direct Contracting Entity (“DCE”) contracts.

Sparta Holding Co. LLC, which was formed for the purpose of holding equity interests of Steward Value-Based Care, together with the Parent and CareMax Inc. (“CareMax”) signed an Agreement and Plan of Merger on May 31, 2022, which entails the sale of Steward Value-Based Care to CareMax, including the Company’s MSSP, MA, and DCE contracts (the “Transaction”). These unaudited condensed combined financial statements have been prepared in the context of this merger.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying unaudited condensed combined financial statements have been prepared on a stand-alone basis in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and present the unaudited condensed combined balance sheets as of March 31, 2022 and December 31, 2021 and results of operations, changes in net parent investment, and cash flows of the Company for the three months ended March 31, 2022 and 2021.

Our balance sheets, statements of operations, statements of cash flows and statements of changes in net parent investment, together with the related footnotes have been compiled from the underlying records of the Parent. These financial statements have been carved out from the historical results of operations, financial position, and the cash flows of the Parent using both specific identification and the allocation methodologies described below.

The unaudited condensed combined statements of operations of the Company reflect direct expenses specifically related to the Company’s operations, such as distribution expenses, direct employee expenses and vendor costs. Additionally, the unaudited condensed combined statements of operations of the Company reflect allocations of general corporate expenses from the Parent including, but not limited to corporate finance, human resources, employee benefits, compliance, legal, admin, business development and utilities. These allocations were made on a direct usage basis when identifiable, with the remainder allocated based on the most relevant allocation method to the services provided, primarily based on relative percentage of the Company’s Medicare program membership and revenues. Management of the Company and Parent consider these allocations to be a reasonable reflection of the utilization of services by, or the benefits provided to, the Company. However, the amounts recorded may not be representative of the amounts that would have been incurred had the Company been an entity that operated independently of Parent. Consequently, these financial statements may not be indicative of the Company’s future performance and do not necessarily reflect what its results of operations, financial position and cash flows would have been had the Company operated as a separate entity apart from the Parent during the periods presented. The total amount of these expense allocations were $974 and $1,761 for the three months ended March 31, 2022 and 2021, respectively and included in “Salaries, wages and fringe benefits” and “General and administrative expenses” within the unaudited condensed combined statements of operations.

The unaudited condensed combined balance sheets of the Company include the Parent’s assets and liabilities that are specifically identifiable or otherwise attributable to the Company. The assets and liabilities assigned from the Parent have been deemed attributable to, and reflective of the historical operations of, the Company; however, the amounts recorded may not be representative of the amounts that would have been incurred had the Company been an entity that operated independently of the Parent. The Parent’s long-term debt and the associated interest expense have not been attributed to the Company for any of the periods presented because we are not the legal obligor of the debt and our Parent’s borrowings are not directly attributable to the Company.

Net parent investment (“NPI”) in the unaudited condensed combined balance sheets and unaudited condensed combined statements of changes in net parent investment represents the Parent’s historical investment in the Company, the net effect of transactions with and allocations from the Parent and the Company’s accumulated earnings. While the Company does own and maintain separate bank accounts, our Parent uses a centralized approach to cash management and funds our operating and investing activities as needed. Accordingly, cash held by our Parent at the corporate level was not allocated to the Company for any of the periods presented. We reflect the cash generated by our operations and expenses paid by our Parent on our behalf as a component of NPI on our unaudited condensed combined balance sheets, and as a net change in parent investment in our unaudited condensed combined statements of cash flows.

All intercompany transactions and accounts within the unaudited condensed combined businesses of the Company have been eliminated. Intercompany transactions between the Company and Parent are considered to be effectively settled in the unaudited condensed combined financial statements at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the net change in parent investment in the unaudited condensed combined statements of cash flows within financing activities, and in the unaudited condensed combined balance sheets within NPI.

In the opinion of our management, all normal recurring adjustments necessary for a fair statement of our unaudited condensed combined financial statements as of March 31, 2022 and December 31, 2021 and for the three months ended March 31, 2022 and 2021 have been made.

Interim results are not necessarily indicative of the results that may be expected for a full year. These unaudited condensed combined financial statements should be read in conjunction with the combined financial statements and notes included in the Company’s audited combined financial statements as of and for the years ended December 31, 2021 and 2020. The combined balance sheet as of December 31, 2021 was derived from the audited annual combined financial statements but does not contain all of the footnote disclosures from the audited annual financial statements.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the unaudited condensed combined financial statements and accompanying footnotes. Actual results could differ materially from those estimates.

(c)	Recently Issued Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which will change how entities account for credit losses for most financial assets, trade receivables, and reinsurance receivables. The standard will replace the existing incurred loss impairment model with a new current expected credit loss model that generally will result in earlier recognition of credit losses. The standard will apply to financial assets subject to credit losses, including loans measured at amortized cost, reinsurance receivables, and certain off-balance sheet credit exposures. The standard is effective for the fiscal years beginning after December 15, 2022, including interim periods within such fiscal years. The Company is currently evaluating the impact of the adoption on our condensed combined financial statements and related disclosures, if any.

(d)	Revenue Recognition

The Company adopted Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), effective January 1, 2019, using the modified retrospective transition method. Under ASC 606, revenue is recognized when a customer obtains control of promised goods or services, in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services. The Company determines revenue recognition through the following steps:

i.	Identify the contract(s) with a customer;

ii.	Identify the performance obligations in the contract;

iii.	Determine the transaction price;

iv.	Allocate the transaction price to the performance obligations in the contract; and

v.	Recognize revenue as the entity satisfies a performance obligation.

The Company derives its revenue primarily from the Medicare Shared Savings Program (“MSSP”) and Medicare Advantage (“MA”) arrangements, of which, management has concluded meet all of the criteria to be considered contracts under ASC 606. The promised services under the Company’s MSSP and MA arrangements are to manage population health services for beneficiaries for a given performance period. As part of these arrangements, the Company stands ready to manage the population health services throughout the performance period.

Settlements with third-party payors for retroactive adjustments due to risk adjustment, finalization of surplus sharing, or claim audits, reviews or investigations are considered variable consideration and are included in the determination of the estimated transaction price. The Company estimates the variable consideration that constitutes the transaction price of these arrangements by utilizing a third-party actuary who uses a variety of data sets provided by CMS, including historical claims from 2016 to present, benchmark and member assignment reports, and Quarterly Expenditure (“QEXPU”) reports, to project benchmark and total medical expenditures. Specifically, benchmarks by region are developed based on the member level cost and assignment information provided by CMS as part of their quarterly reporting, and expenditures by region are based on the expenditures for attributed members as reported in the monthly claims and claim line feed (“CCLF”) files from CMS. As the Company’s performance obligation is met over time, revenue is recorded in each performance year using its estimation methods and consideration is made that it is probable that a significant reversal will not occur once any uncertainty associated with the variable consideration is subsequently resolved. Since the Company has determined it only has one performance obligation under each of these arrangements, it allocates the full transaction price towards each arrangement’s individual performance obligation. The Company is paid by third-party payors for each performance year in the fourth quarter of the subsequent performance year. Estimated settlements are adjusted in the period when new information becomes available, or as years are settled or are no longer subject to such audits, reviews, and investigations. There was no revenue recognized during the period ended March 31, 2022 and 2021 from performance obligations satisfied in prior periods. The Company recognizes revenue on a net basis as we do not control the services prior to transferring control to the customer.

Medicare Shared Savings Program

The MSSP is sponsored by the Center for Medicare and Medicaid Services (“CMS”). The MSSP allows ACO participants to receive a share in cost savings they generate in connection with the managing of costs and quality of medical services rendered to Medicare beneficiaries. Payments to ACO participants, if any, are calculated annually and paid once a year by CMS on cost savings generated by the ACO participant relative to the ACO participants’ CMS benchmark. Under the MSSP, an ACO must meet certain qualifications to receive the full amount of its allocable cost savings or they either receive nothing or are responsible for shared losses. The MSSP rules require CMS to develop a benchmark for savings to be achieved by each ACO if the ACO is to receive shared savings. An ACO that meets the MSSP’s quality performance standards will be eligible to receive a share of the savings to the extent its assigned beneficiary medical expenditures are below the medical expenditure benchmark provided by CMS. A Minimum Savings Rate (“MSR”), which varies depending on the number of beneficiaries assigned to the ACO, must be achieved before the ACO can receive a 75% share of the savings if quality performance standards are met. Once the MSR is surpassed, all the savings below the benchmark provided by CMS will be shared with the ACO.

Medicare Advantage

Medicare Advantage is a type of health insurance plan that provides Medicare benefits to people who qualify for Medicare through private commercial insurers. In a Medicare Advantage plan, a private insurance company provides coverage for inpatient hospital (“Part A”) and outpatient (“Part B”) services. Typically, the plan also includes prescription drug (“Part D”) coverage as well as other additional benefits such as dental. While specifics of contracts with commercial insurers might differ, the overall arrangements under MA are similar, whereby the Company enters into agreements with payors to manage the cost and quality of a defined range of healthcare services for the members enrolled in that individual payor’s MA health plan. The Company is entitled to shared savings or shared losses depending on metrics negotiated and for taking on partial financial risk for the attributed beneficiaries. Some MA arrangements also require the Company to provide care coordination services under which the Company is paid a per-member, per-month (“PMPM”) rate for each member who is attributed by the payor to the Company.

Direct Contracting Entity

Direct contracting entity (“DCE”) is sponsored by Center for Medicare and Medicaid Innovation (“CMMI”). Like MSSP, DCE participants receive a share in cost savings they generate in connection with the managing of costs and quality of medical services rendered to Medicare beneficiaries. Beginning in 2022, the Company elected to participate in the DCE model as a Standard DCE. The DCE model includes three voluntary payment model options which allow participants to take on risk and earn rewards by providing them with choices related to cash flows, beneficiary alignment, and benefits enhancements.

The following table presents revenues disaggregated by type. Risk contract revenue consists of revenues generated from MSSP, MA, and DCE arrangements. Other revenue consists of revenue generated from the care coordination services under MA arrangements.

	For the Three Months Ended March 31,
	2022	2021
Risk Contract Revenue	$11,270	11,228
Other Revenue	318	271

Total Revenue	$11,588	11,499

The following table presents our revenues disaggregated by payor:

	For the Three Months Ended March 31,
	2022	2021
Government-Based Payors	$9,479	9,777
Commercial Payors	2,109	1,722

Total Revenue	$11,588	11,499

(e)	Accounts Receivable

Receivables primarily consist of amounts due under risk contracts with various payors. Receivables due under risk contracts are recorded monthly based on reports received from payors and management’s estimate of risk adjustment payments to be received in subsequent periods for open performance years. Receivables are recorded and stated at the amount expected to be collected and probable that a significant reversal will not occur subsequently. As of March 31, 2022 and December 31, 2021, CMS comprised 98% and 94% of accounts receivables, respectively, and the Company had no reserve for uncollectible amounts based on historical collectability of the business.

(f)	Distribution

The Company has certain amounts payable to its affiliated providers that represent potential performance based distributions pursuant to the participating provider agreements which have not yet been paid. The distributions payable amounts are recorded monthly based on a function of the Company’s net income before certain non-operating expenses, depreciation, amortization and any distribution expense. Payments to our affiliated providers are typically made 6-12 months after the risk performance year based on the Company’s proprietary distribution model which measures provider’s performance on specific quality, patient experience, engagement and care coordination measures. The Company also made certain distribution payments to the Parent’s affiliates in the same performance year that the amount was incurred. For the three months ended March 31, 2022 and 2021, the Company recorded $4,015 and $2,438 of distribution expenses to the Parent’s affiliates, respectively.

(g)	Income Taxes

The Company accounts for income taxes under the provisions of ASC Topic 740, Income Taxes, which requires the Company to utilize the asset and liability method Income taxes as presented in the Company’s financial statements attribute current and deferred income taxes of Steward to the Company’s financial statements in a manner that is systematic, rational and consistent with ASC 740. Accordingly, the Company’s income tax provision was prepared following the separate return method. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of the assets and liabilities using enacted tax rates in effect for the year in which the difference is expected to reverse. The Company reduces its deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that the Company will not realize some portion or all of the deferred tax assets. The Company considers relevant evidence, both positive and negative, to determine the need for a valuation allowance. Information evaluated includes its financial position and results of operations for the current and preceding years, the availability of deferred tax liabilities, and tax carrybacks, as well as an evaluation of currently available information about future years.

The Company recognizes and measures uncertain tax positions and records tax benefits when it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. At each period-end, it is necessary for the Company to make certain estimates and assumptions to compute the provision for income taxes, including allocations of certain transactions to different tax jurisdictions, amounts of permanent and temporary differences, the likelihood of deferred tax assets being recovered and the outcome of contingent tax risks. These estimates and assumptions are revised as new events occur, more experience is acquired, and additional information is obtained. The effect of these revisions is recorded in income tax expense or benefit in the period in which they become known.

(h)    Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses primarily consist of consulting and general insurance accruals.

(3)	COVID-19 Pandemic

In January 2020, the Secretary of the U.S. Department of Health and Human Services (“HHS”) declared a national public health emergency due to a novel strain of coronavirus. In March 2020, the World Health Organization declared the outbreak of COVID-19, a disease caused by this coronavirus, a pandemic.

Where applicable, the impact resulting from the COVID-19 pandemic during the years ended March 31, 2022 and December 31, 2021, have been considered. The Company’s operations were scaled back significantly and on-site staffing was reduced. CMS adjusted the quality reporting requirements for MSSP which mitigated a negative financial impact to the Company. As part of the Coronavirus, Aid, Relief and Economic Security Act (CARES Act), companies were allowed to defer the deposit and payment of their share of Social Security taxes. As of March 31, 2022 and December 31, 2021, the Company had $207 of deferred 2020 payments outstanding, included in “Accrued compensation and benefits” within the condensed combined balance sheets. There are no other impacts to the business from the COVID-19 pandemic. Management is actively monitoring the impact of the global pandemic on its financial condition, liquidity, operations, industry, and workforce.

(4)	Income Taxes

The Company recorded income tax expense of $219 for the three months ended March 31, 2022 and $165 for the three months ended March 31, 2021, resulting in an effective tax rate of 9.1% and 6.0%, respectively. Our effective tax rate for the three months ended March 31, 2022 and 2021, differs from the federal statutory income tax rate primarily due to the full valuation allowance recorded on our net federal and state deferred tax assets. The tax provisions for the three months ended March 31, 2022 and 2021, are primarily comprised of state taxes and income taxes on the amount of taxable income unable to be offset by net operating losses due to the 80% limitation under the Tax Cuts and Jobs Act.

The statute of limitations for assessment by the Internal Revenue Service (“IRS”) and most state tax authorities is open for tax years ended December 31, 2016 and subsequent for the Company. The Company is currently under audit by the IRS for the years ended December 31, 2016 and 2017.

The Company records interest and penalties as a component of income tax expense. As of March 31, 2022, and 2021, the Company had no accruals for uncertain tax positions and no interest and penalties accrued.

(5)	Employees’ Retirement Plans

Defined Contribution Plans

Matching contributions by the Company are discretionary. Participants in the Parent’s Health Care 401(k) Retirement Savings Plan have to complete 1,000 hours of service during the year and be employed as of the last day of the year to be eligible to receive any discretionary matching contributions that may be made. Minimal contributions were made for the three months ended March 31, 2022 and 2021.

(6)	Commitments and Contingencies

To meet the requirements of the MSSP and participate in a two-sided model, the Company entered into an arrangement with HUB International New England for a surety bond. The premium paid for the surety bond is recognized as prepaid expenses and is expensed over the life of the bond. As of March 31, 2022, the Company had $23,340 of outstanding surety bonds used to secure its ability to repay CMS for any shared savings losses.

(7)	Subsequent Events

The Company performed an evaluation of subsequent events through August 8, 2022, the date these unaudited condensed combined financial statements were available to be issued and determined there were no recognized or unrecognized subsequent events that would require an adjustment or additional disclosure in the unaudited condensed combined financial statements.

As of January 1, 2023, Compass Medical in Massachusetts (approximately 8,400 MSSP members) will no longer participate in MSSP program through Steward Value-Based Care.

Annex D

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is based on the historical financial statements of CareMax and Steward Value-Based Care and has been prepared to illustrate the effect of the Merger.

The unaudited pro forma condensed combined financial information reflects the acquisition method of accounting in accordance with Accounting Standard Codification (“ASC”) 805, Business Combinations (“ASC 805”), on the basis of CareMax as the accounting acquiror and Steward Value-Based Care as the accounting acquiree and gives effect to the Merger, in the case of the statement of operations information, as though the transaction had occurred as of January 1, 2021 and, in the case of the balance sheet information, as though the transaction had occurred as of March 31, 2022. Under the acquisition method of accounting, the assets acquired and liabilities assumed of Steward Value-Based Care will be recorded by CareMax at their estimated fair values as of the date the Merger is completed. These unaudited pro forma condensed combined financial statements reflect the Merger based upon the estimated preliminary valuations. Actual fair values will be determined as of the effective date of the Merger and, therefore, may differ from those reflected in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is based on assumptions and estimates considered appropriate by CareMax’s management; however, it is not necessarily indicative of the results of operations and financial position that would have been achieved had the pro forma events taken place on the dates indicated, or of the future consolidated results of operations or of the financial position of the combined company. The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X and have been derived from and should be read in conjunction with the audited and unaudited historical financial statements of Steward Value-Based Care and CareMax and the notes thereto included here in this proxy statement. See sections CareMax Financial Information and Steward Value-Based Care Financial Information for information about the aforementioned financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2022

(in thousands)

	Historical		Transaction Accounting Adjustments
	CareMax	Steward Value- Based Care (Note 2)	Financing Adjustments (5)	Merger Adjustments	Notes (Note 3)	Pro Forma
ASSETS

CURRENT ASSETS
Cash	$32,740	$—	$43,053	$(71,053)	(1)	$4,740
Accounts receivable, net	53,581	53,379	—	—		106,960
Inventory	702	—	—	—		702
Prepaid expenses	20,045	350	—	—		20,395
Risk settlements due from providers	655	—	—	—		655

Total Current Assets	107,723	53,729	43,053	(71,053)		133,452

Property and equipment, net	16,895	—	—	—		16,895
Goodwill	464,264	—	—	319,554	(2)	783,818
Intangible assets, net	55,604	—	—	113,300	(2)	168,904
Deferred debt issuance costs	1,860	—	—	—		1,860
Other assets	2,738	—	—	—		2,738

Total Assets	$649,085	$53,729	$43,053	$361,801		$1,107,668

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$5,165	$—	$—	$—		$5,165
Accrued expenses	12,365	1,610	—	—		13,975
Risk settlements due to providers	228	10,326	—	—		10,554
Current portion of long-term debt	6,272	—	—	—		6,272
Other current liabilities	4,107	—	—	4,599	(3)	8,706

Total Current Liabilities	28,137	11,936	—	4,599		44,673

Derivative warrant liabilities	11,911	—	—	—		11,911
Long-term debt, less current portion	109,660	—	43,053	—	(4)	152,713
Other liabilities	7,186	—	—	245,100	(5)	252,286

Total Liabilities	156,895	11,936	43,053	249,699		461,583
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred stock	—	—	—	—		—
Class A common stock	9	—	—	16	(6)	25
Additional paid-in-capital	508,945	—	—	161,664	(6)	670,609
Retained (deficit) earnings	(16,763)	41,793	—	(49,578)	(7)	(24,548)

Total Stockholders’ Equity	492,190	41,793	—	112,102		646,085

Total Liabilities and Stockholders’ Equity	$649,085	$53,729	$43,053	$361,801		$1,107,668

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022

(in thousands)

	Historical		Transaction Accounting Adjustments
	CareMax	Steward Value- Based Care (Note 2)	Financing Adjustments (5)	Merger Adjustments	Notes (Note 3)	Pro Forma
Revenue
Medicare risk-based revenue	$107,747	$—	$—	$—		$107,747
Medicaid risk-based revenue	20,165	—	—	—		20,165
Other revenue	9,008	11,588	—	—		20,596

Total revenue	136,920	11,588	—	—		148,508

Operating expenses
External provider costs	92,856	5,545	—	—		98,401
Cost of care	27,349	—	—	—		27,349
Sales and marketing	3,301	—	—	—		3,301
Corporate, general and administrative	18,978	3,641	—	—		22,619
Depreciation and amortization	5,062	—	—	4,302	(8)	9,363
Acquisition related costs	266	—	—	—		266

Total operating expenses	147,811	9,186	—	4,302		161,298

Operating (loss) income	(10,890)	2,402	—	(4,302)		(12,790)

Interest expense	(1,728)	—	(1,130)	—	(9)	(2,858)
Loss on remeasurement of warrant liabilities	(3,536)	—	—	—		(3,536)
Other income (expense), net	(462)	—	1,130	—	(10)	668

(Loss) income before income tax	(16,616)	2,402	—	(4,302)		(18,516)

Income tax (provision) benefit	(181)	(219)	—	1,088	(11)	688

Net (loss) income	$(16,797)	$2,183	$—	$(3,213)		$(17,827)

Weighted average basic shares outstanding	87,367,972	N/A	—	23,500,000	(12)	110,867,972
Weighted average diluted shares outstanding	87,367,972	N/A	—	23,500,000	(12)	110,867,972
Net (loss) income per share
Basic	$(0.19)	N/A	$—	N/A		$(0.16)
Diluted	$(0.19)	N/A	$—	N/A		$(0.16)

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(in thousands)

	Historical		Transaction Accounting Adjustments
	CareMax	Steward Value- Based Care (Note 2)	Financing Adjustments (5)	Merger Adjustments	Notes (Note 3)	Pro Forma
Revenue
Medicare risk-based revenue	$233,282	$—	$—	$—		$233,282
Medicaid risk-based revenue	46,493	—	—	—		46,493
Other revenue	15,987	68,264	—	—		84,251

Total revenue	295,762	68,264	—	—		364,026

Operating expenses
External provider costs	206,747	20,265	—	—		227,012
Cost of care	57,566	—	—	—		57,566
Sales and marketing	4,955	—	—	—		4,955
Corporate, general and administrative	40,579	19,774	—	—		60,353
Depreciation and amortization	13,216	25	—	17,207	(8)	30,448
Acquisition related costs	1,522	—	—	10,422	(7)	11,944

Total operating expenses	324,585	40,064	—	27,629		392,278

Operating (loss) income	(28,822)	28,200	—	(27,629)		(28,251)

Interest expense	(4,492)	—	(4,521)	—	(9)	(9,013)
Gain on remeasurement of warrant liabilities	20,757	—	—	—		20,757
Gain on remeasurement of contingent earnout consideration	5,794	—	—	—		5,794
Loss on disposal of fixed assets	(50)	—	—	—		(50)
Gain on extinguishment of debt	1,630	—	—	—		1,630
Other expenses	(1,333)	—	4,521	—	(10)	3,188

(Loss) income before income tax	(6,516)	28,200	—	(27,629)		(5,945)

Income tax (provision) benefit	(159)	(1,307)	—	6,990	(11)	5,524

Net (loss) income	$(6,675)	$26,893	$—	$(20,639)		$(421)

Weighted average basic shares outstanding	52,620,980	N/A	—	23,500,000	(12)	76,120,980
Weighted average diluted shares outstanding	52,620,980	N/A	—	23,500,000	(12)	76,120,980
Net (loss) income per share
Basic	$(0.13)	N/A	$—	N/A		$(0.01)
Diluted	$(0.13)	N/A	$—	N/A		$(0.01)

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1 - Basis of Presentation

This unaudited pro forma financial information was prepared using the acquisition method of accounting in accordance with ASC 805, with CareMax as the accounting acquirer, and is derived from the unaudited CareMax and Steward Value-Based Care financial statements for the three months ended March 31, 2022 and audited CareMax and Steward Value-Based Care financial statements for the year ended December 31, 2021.

The pro forma financial information has been prepared by CareMax for illustrative and informational purposes only in accordance with Article 11 of Regulation S-X. These pro forma financial statements are subject to finalization of the purchase price accounting and to analysis of tax implications of the Merger and related adjustments. Accordingly, pro forma financial information is not necessarily indicative of what CareMax’s combined statement of operations or combined balance sheet would have been had the Merger and Adjustments been completed as of the dates indicated or will be for any future periods.

The acquisition method of accounting uses the fair value concepts defined in ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value measurements can be highly subjective, and it is possible that the application of reasonable judgment could develop different assumptions, resulting in a range of alternative estimates using the same facts and circumstances. The allocation of the estimated consideration is preliminary and is pending finalization of various estimates, inputs and analyses. Since this pro forma financial information has been prepared based on preliminary estimates of consideration and fair values attributable to the mergers, the actual amounts eventually recorded for the acquisition method of accounting, including identifiable intangibles and goodwill, may differ materially from the information presented.

Consideration which CareMax expects to transfer to acquire Steward Value-Based Care has been attributed to the assets acquired and liabilities assumed based upon management’s preliminary estimate of what their respective fair values would be as of the date of the Merger.

At this preliminary stage, the estimated identifiable finite-lived intangible assets include the value of risk contracts and provider network. These finite-lived intangible assets are amortized over their estimated useful lives.

Goodwill represents the excess of the estimated purchase price over the estimated fair value of Steward Value-Based Care’s assets and liabilities, including the fair value of the estimated identifiable finite-lived intangible assets described above. Goodwill will not be amortized, but will be subject to periodic impairment testing. The calculation of goodwill and other identifiable intangible assets could be materially impacted by changing fair value measurements.

Under ASC 805, acquisition-related transaction costs are not included as a component of consideration transferred, but are accounted for as expenses in the period in which the costs are incurred.

Note 2 - Reclassification and Conforming Accounting Policies

At this time, CareMax is not aware of any material differences in accounting policies and financial statement classifications that would have a material impact on the pro forma financial information.

CareMax is in the process of evaluating Steward Value-Based Care’s accounting policies to determine whether there are material differences that require modification or reclassification of Steward Value-Based Care’s revenues, expenses, assets or liabilities to confirm to CareMax’s accounting policies and classifications. As a result, CareMax may identify differences between the accounting policies of CareMax and Steward Value-Based Care that, when conformed, could have a material impact on the pro forma financial information.

Certain balances and transactions presented in the historical financial statements of Steward Value-Based Care included within the unaudited pro forma condensed combined financial information have been reclassified to conform to the presentation of CareMax financial statements as indicated in the tables below.

Steward Value-Based Care Condensed Consolidated Balance Sheet

Reclassifications as of March 31, 2022 (a)

(in thousands)

	As per unaudited historical financial statements	Reclassifications	As reclassified
CURRENT LIABILITIES
Accounts payable	$—	$—	$—
Accrued expenses	—	1,610	1,610
Accounts payable and accrued expenses	960	(960)	—
Accrued compensation and benefits	650	(650)	—
Distribution liabilities	10,326	(10,326)	—
Risk settlements due to providers	—	10,326	10,326
Current portion of long-term debt	—	—	—
Other current liabilities	—	—	—

Total Current Liabilities	11,936	—	11,936

STOCKHOLDERS’ EQUITY
Preferred stock	—	—	—
Class A common stock	—	—	—
Additional paid-in-capital	—	—	—
Net parent investment	41,793	(41,793)	—
Retained (deficit) earnings	—	41,793	41,793

Total Stockholders’ Equity	41,793	—	41,793

(a)	No reclassifications to assets were identified.

Steward Value-Based Care Condensed Statement of Operations

Reclassifications for the three months ended March 31, 2022

(in thousands)

	As per unaudited historical financial statements	Reclassifications	As reclassified
Revenue
Revenue	$11,588	$(11,588)	$—
Other revenue	—	11,588	11,588

Total revenue	11,588	—	11,588

Operating expenses
External provider costs	—	5,545	5,545
Cost of care	—	—	—
Sales and marketing	—	—	—
Salaries, wages and fringe benefits	2,043	(2,043)	—
Corporate, general and administrative	—	3,641	3,641
Depreciation and amortization	—	—	—
General and administrative expenses	1,598	(1,598)	—
Distribution expenses	5,545	(5,545)	—
Acquisition related costs	—	—	—

Total operating expenses	9,186	—	9,186

Steward Value-Based Care Condensed Statement of Operations

Reclassifications for the year ended December 31, 2021

(in thousands)

	As per unaudited historical financial statements	Reclassifications	As reclassified
Revenue
Revenue	$68,264	$(68,264)	$—
Other revenue	—	68,264	68,264

Total revenue	68,264	—	68,264

Operating expenses
External provider costs	—	20,265	20,265
Cost of care	—	—	—
Sales and marketing	—	—	—
Salaries, wages and fringe benefits	11,539	(11,539)	—
Corporate, general and administrative	—	19,774	19,774
Depreciation and amortization	—	25	25
General and administrative expenses	8,235	(8,235)	—
Distribution expenses	20,265	(20,265)	—
Amortization expenses	25	(25)	—

Total operating expenses	40,064	—	40,064

Note 3 - Pro Forma Adjustments

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet (in thousands, except for share and per share amounts)

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2022 are as follows:

(1) Represents payment of cash consideration of $24,814, seller’s transaction costs of $186 paid by CareMax, transaction costs in the amount of $3,000 due at Closing of the Merger, and funding of the Financed Net Pre-Closing Medicare AR of $43,053, which is calculated as the value of the Steward Value-Based Care’s accounts receivable attributable to Medicare value-based payments for the period between January 1, 2021 and the Closing, assumed for purposes of preparation of these pro forma financial statements to be the total March 31, 2022 accounts receivable balance of Steward Value-Based Care of $53,379, minus the amount of such payments payable to the affiliate physicians of the Targets (i.e. the related distribution liabilities), assumed for purposes of preparation of these pro forma financial statements to be the total March 31, 2022 distribution liabilities of Steward Value-Based Care of $10,326. The actual amount of the Financed Net Pre-Closing Medicare AR will be determined at the time of Closing of the Merger and will differ from the amount shown herein.

(2) Represents preliminary amounts assigned to new intangible assets, which includes risk contracts of $70,400, provider network of $42,900 and goodwill of $319,554.

The following table sets forth the preliminary estimate of the purchase consideration and fair values of the identifiable tangible and intangible assets we expect to acquire from Steward Value-Based Care (in thousands):

Consideration
Cash consideration	$25,000
Equity consideration (a)	161,680
Contingent earnout consideration (b)	245,100
Funding of net accounts receivable	43,053
Transaction costs	(186)

Total purchase consideration	$474,647
Accounts receivable	53,379
Net working capital, excluding accounts receivable	(1,260)
Distribution liabilities	(10,326)
Intangible asset - Risk contracts	70,400
Intangible asset - Provider network	42,900
Goodwill	319,554

Net Assets Acquired	$474,647

(a)

Calculated as the 23.5 million shares multiplied by the August 1, 2022 CareMax stock price of $6.88. A change of 5% and 10% to CareMax’s stock price would impact the purchase price by $8,084 and $16,168, respectively.

(b)

Calculated as the 37.5 million shares the Company estimates that it will be obligated to issue to the Seller Parties upon achievement of certain milestones, described in the Information about the Merger Agreement section of this proxy statement, multiplied by the August 1, 2022 CareMax stock price of $6.88 and the estimated probability of payout of 95%.

The actual number of shares that will be issuable as contingent earnout consideration will be calculated as the number of shares of CareMax’s Class A Common stock that, when added to the initial share consideration of 23.5 million, would have represented 41% of the issued and outstanding shares of CareMax’s Class A Common Stock as of Closing, in each case after giving effect to issuances of Common Stock between Closing and June 30, 2023 in connection with 1) the exercise of warrants to purchase Common Stock outstanding as of the Closing, 2) the potential earnout under CareMax’s June 2021 business combination and 3) any forfeitures, surrenders or other dispositions to CareMax’s Class A Common Stock outstanding as of the Closing.

(3) Represents accrual of the estimated transaction costs of $7,236 which are not due at Closing. Included in this amount is $5,000 due to the advisor only if the Company pays the earnout payment to the Seller Parties upon achievement of certain milestones. In addition, this adjustment includes an estimated income tax benefit of $2,637 related to the transaction costs.

(4) At the time of Closing of the Merger, CareMax is obligated to pay to the Seller an amount equal to the value of Steward Value-Based Care’s accounts receivable attributable to Medicare value-based payments for the period between January 1, 2021 and the Closing, minus the amount of the related distribution liabilities due to the affiliate providers. This adjustment represents issuance of debt to fund the estimated Financed Net Pre-Closing Medicare AR we expect to assume from Steward Value-Based Care. This Unaudited Pro Forma Condensed Financial Information was prepared under the assumption that to fund the Financed Net Pre-Closing Medicare AR the Company will draw $43,053 million of the delayed draw term loans under the Company’s Credit Agreement, which bears interest at a rate of 10.5% per year.

(5) Represents preliminary estimate of the fair value of the contingent earnout consideration. This amount was calculated based on the August 1, 2022 share price of $6.88 per share. A change of 5% and 10% to the CareMax’s stock price or the probability of payout would impact the purchase price by $12,255 and $24,510, respectively.

(6) Represents issuance of 23.5 million shares of Class A Common Stock and one share of newly designated series of preferred stock of the Company, as part of the purchase consideration for Steward Value-Based Care. Preferred stock that is being issued to the Sellers as part of purchase consideration does not have economic rights, including rights to dividends or distribution upon liquidation, and therefore it is not a participating security. Accordingly, separate presentation of basic and diluted earnings per share of CareMax’s preferred stock under the two-class method is not presented for any periods.

(7) Represents estimated transaction costs of $10,422 (inclusive of the Seller’s transaction costs of $186), net of the related income tax benefit of $2,637, and impact of the assumption of the net working capital.

Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations

(8) Represents the expected amortization during the year ended December 31, 2021 and the three months ended March 31, 2022 of the finite-life intangible assets expected to be acquired in the Merger, assuming the Merger closed on January 1, 2021. Useful life of risk contracts is estimated to be 7 years and useful life of the provider network is estimated to be 6 years. These intangible assets will be amortized using the straight-line method of amortization. Change of 10% in the valuation of intangible assets would change amortization expense by $1,721 for the year ended December 31, 2021 and by $430 for the three months ended March 31, 2022.

(9) Represents interest expense we expect to incur on the delayed term loans we plan to draw under the Credit Agreement, which currently bears interest at a rate of 10.5% per year, to fund the Financed Net Pre-Closing Medicare AR. Change of 1% to the interest rate would change interest expense by $431 for the year ended December 31, 2021 and $108 for the three months ended March 31, 2022.

(10) As per the Merger Agreement, the Seller Parties will pay any costs associated with the financing of the Financed Net Pre-Closing Medicare AR. These adjustments of $4,521 for the year ended December 31, 2021 and $1,130 for the three months ended March 31, 2022 represent expected reimbursement by the Seller Parties of the interest expense that we expect to incur as part of that financing.

(11) Reflects income tax effect of pro forma adjustments using CareMax’s estimated statutory tax rate of 25.3%.

(12) Pro forma weighted average common shares outstanding assumes 87.4 million shares of CareMax Class A outstanding at the time of the Merger and issuance of 23.5 million shares of CareMax Class A common stock to the Seller Parties at Closing. Effect of all potentially dilutive securities, which are shown in the table below, is excluded as it would have been anti-dilutive:

	Three months ended March 31, 2022	Twelve months ended December 31, 2021
Series A Warrants and Series B Warrants	8,000	8,000
Public and Private Warrants	5,792	5,792
Earnout Shares	3,200	3,200
Unvested restricted stock units	1,162	1,126
Unvested performance stock units	66	66
Unvested options	131	131

Total	18,351	18,315

In addition, the estimated 37.5 million shares of CareMax Class A common stock that the Company would be obligated to issue to the Seller Parties upon achievement of certain performance milestone is excluded, because the contingency would not have been met as of March 31, 2022. See Information About The Merger Agreement section of this proxy for further details with respect to the terms of this contingent consideration.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/CMAX • Cast your vote online P.O. BOX 8016, CARY, NC 27512-9903 • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE    Call 1-866-523-1867 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/CMAX CareMax, Inc. Annual Meeting of Stockholders TIME: PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/CMAX for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Carols A. de Solo, Kevin Wirges and Meredith Longsworth (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of CareMax, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

CareMax, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect to our Board of Directors three Class I directors for three-year terms. FOR WITHHOLD 1.01 Director 1 FOR #P2# #P2# 1.02 Director 2 FOR #P3# #P3# 1.03 Director 3 FOR #P4# #P4# FOR AGAINST ABSTAIN 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public FOR accounting firm for the fiscal year ending December 31, 2022. #P5# #P5# #P5# 3. To approve, for purposes of complying with the applicable provisions of Nasdaq Stock Market FOR Listing Rule 5635(a), the issuance of shares of Class A common stock, par value $0.0001 per #P6# #P6# #P6# share, of CareMax and shares of Series A preferred stock, par value $0.0001 per share, of CareMax as partial consideration for our acquisition of the Medicare Value-Based Care Business of Steward Health Care System. 4. To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit FOR further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual #P7# #P7# #P7# Meeting to approve Proposal 3, the Nasdaq Stock Issuance Proposal. You must register to attend the meeting online and/or participate at www.proxydocs.com/CMAX Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date